UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-10543

Name of Fund:	BlackRock Core Bond Trust (BHK)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Core Bond Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 12/31/2022
Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock Core Bond Trust (BHK)
BlackRock Corporate High Yield Fund, Inc. (HYT)
BlackRock Credit Allocation Income Trust (BTZ)
BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information
(unaudited)

Section 19(a) Notices
BlackRock Core Bond Trust’s (BHK), BlackRock Corporate High Yield Fund, Inc.’s (HYT), BlackRock Credit Allocation Income Trust’s (BTZ) and BlackRock Floating Rate Income Trust’s (BGT) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form
1099-DIV
each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
December 31, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

BHK	$0.656210	$—	$—	$0.164390		$0.820600	80%	—%	—%	20%	100%
HYT	0.581882	—	—	0.275018		0.856900	68	—	—	32	100
BTZ	0.768465	—	—	0.154435		0.922900	83	—	—	17	100
BGT	0.751900	—	—	—		0.751900	100	—	—	—	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at
blackrock.com.
Section 19(b) Disclosure
The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees or Directors, as applicable (the “Board”), each has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share

BHK	$ 0.0746
HYT	0.0779
BTZ	0.0839
BGT	0.0781
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BHK, HYT and BGT’s prospectus for a more complete description of each Trust’s risks.

2	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review
Dear Shareholder,
Significant economic headwinds emerged during the
12-month
reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a
40-year
high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.
Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.
The
10-year
U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.
The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.
In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six-
to twelve-month horizon.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500 ® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000 ® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule
18f-4
under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of December 31, 2022	BlackRock Core Bond Trust (BHK)

Investment Objective
BlackRock Core Bond Trust’s (BHK) (the “Trust”)
investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing
, under normal market conditions, at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. Under normal market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($10.38) (a)	8.62%
Current Monthly Distribution per Common Share (b)	$0.0746
Current Annualized Distribution per Common Share (b)	$0.8952
Leverage as of December 31, 2022 (c)	40%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$10.38	$16.51	(37.13)%	$16.51	$9.56
Net Asset Value	10.89	15.47	(29.61)	15.47	10.31
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate
component that includes foreign agencies, sovereigns, supranationals and local authorities.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Core Bond Trust (BHK)

Performance
Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	(24.44)%	(0.09)%	3.02%
Trust at Market Price (a)(b)	(32.52)	0.09	2.78

Bloomberg U.S. Credit Index	(15.26)	0.42	1.82
Reference Benchmark (c)	(17.07)	0.33	2.02
Bloomberg U.S. Long Government/Credit Index (d)	(27.09)	(1.21)	1.57
Bloomberg Intermediate Credit Index (e)	(9.10)	1.08	1.76
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (f)	(11.18)	2.30	4.03
Bloomberg CMBS, Eligible for U.S. Aggregate Index (g)	(10.91)	0.77	1.55
Bloomberg MBS Index (h)	(11.81)	(0.53)	0.74
Bloomberg ABS Index (i)	(4.30)	1.18	1.23

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Long Government/Credit Index (40%); Bloomberg Intermediate Credit Index (24%); Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg MBS Index (8%); and Bloomberg ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)
An unmanaged index that is the long component of the Bloomberg U.S. Government/Credit Index. It includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and
non-U.S.
corporations,
non-U.S.
government debt and supranational debt.

(e)
An unmanaged index that is the intermediate component of the Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(f)
An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)	An unmanaged index that is the CMBS component of the Bloomberg U.S. Aggregate Index.
(h)
An unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index. It is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(i)	An unmanaged index that is the asset-backed securities component of the Bloomberg U.S. Aggregate Index.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The Trust’s allocation to U.S. Treasuries weighed on return as interest rates rose sharply over the period. Exposure to a range of credit-oriented sectors including high yield corporate bonds, investment grade corporate bonds,
non-U.S.
corporate credit and emerging market bonds also detracted. Exposure to securitized assets including residential mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) detracted as well. Finally, holdings of municipal bonds also provided negative returns.
There were no material contributors to the Trust’s absolute performance over the period.
Derivatives were utilized by the Trust in order to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. The Trust’s use of derivatives detracted from performance during the period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
During the period, the Trust reduced exposure to riskier assets such as emerging markets debt in anticipation of a potential economic slowdown. The increased focus on quality was also reflected in increased allocations to investment grade corporate bonds and agency MBS. As interest rate volatility declined late in the period MBS became more attractive. The allocation to high yield corporate bonds was increased as the sector demonstrated resilience. Finally, the Trust made opportunistic allocations to ABS.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2022 (continued)	BlackRock Core Bond Trust (BHK)

Describe portfolio positioning at period end.
At period end, the Trust maintained a diversified exposure within non-government
spread sectors, including investment grade and high yield corporate bonds, CMBS, ABS and, to a lesser degree, non-agency
MBS. The Trust also held exposure to government-related sectors such as U.S. Treasuries, agency debt and agency MBS.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	12/31/22

Corporate Bonds	43.6%
U.S. Treasury Obligations	16.9
U.S. Government Sponsored Agency Securities	15.1
Asset-Backed Securities	8.0
Non-Agency Mortgage-Backed Securities	6.8
Preferred Securities	3.7
Floating Rate Loan Interests	2.3
Municipal Bonds	2.0
Foreign Agency Obligations	1.6
CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	12/31/22

AAA/Aaa (c)	38.1%
AA/Aa	2.9
A	9.3
BBB/Baa	23.0
BB/Ba	10.6
B	8.7
CCC/Caa	2.5
CC	0.2
C	— (d)
D	— (d)
N/R (e)	4.7

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)
The investment adviser evaluates the credit quality of
not-rated
investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(d)	Rounds to less than 0.1%.
(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Investment Objective
BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”)
primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($8.74) (a)	10.70%
Current Monthly Distribution per Common Share (b)	$0.0779
Current Annualized Distribution per Common Share (b)	$0.9348
Leverage as of December 31, 2022 (c)	29%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$8.74	$12.34	(29.17)%	$12.34	$8.15
Net Asset Value	9.25	11.99	(22.85)	11.99	9.03
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2022 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Performance
Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	(15.71)%	2.92%	5.53%
Trust at Market Price (a)(b)	(22.62)	3.97	5.12

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	(11.18)	2.30	4.03

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
High-yield bonds experienced sharp negative returns during the period, as persistent inflation, aggressive rate hiking by the Fed and rising fears of recession weighed on credit-sentiment.
The Trust’s exposures to cable and satellite, technology, healthcare and midstream energy sectors were the largest absolute detractors from performance. From a credit quality perspective, consistent with the broad market downturn during the reporting period, holdings of bonds in the BB, B and CCC ratings categories all detracted from return for the period.
From a sector perspective, independent energy, aerospace/defense and oil field services were the largest absolute contributors over the period. From an asset allocation perspective, the Trust’s currency positioning and stance with respect to interest rates were the most meaningful contributors.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
Throughout the reporting period the Trust utilized intercorrelated asset classes to capitalize on relative value opportunities. This is highlighted by positioning early in the period in floating rate loan interest that offered some insulation from central bank tightening given the floating rate nature of the asset class. Another example is the rotation into investment grade corporate credit early in the fourth quarter of 2022 to take advantage of depressed prices in the BBB segment of the market. In addition, the Trust further reduced its equity exposure, which had been used to generate significant performance from the energy sector in the first half of the year.
The Trust successfully completed a rights offering in October 2022, raising approximately $168 million and providing capital to take advantage of opportunities in the high yield market, including attractive high yield credit spreads and higher yield levels, to potentially enhance the Trust’s earnings and performance. BlackRock, not the Trust, covered all expenses of the offering and structured the offering to limit NAV dilution, which was $0.13 per share or approximately 1.4% of NAV.
From a ratings perspective, the Trust maintained an underweight to BB rated issues and overweights to Bs and CCCs throughout the period. However, importantly, the Trust avoided the highest yielding, distressed component of the CCC market. By sector, the Trust meaningfully decreased exposure to healthcare given strong headwinds for the space.
Describe portfolio positioning at period end.
The Trust was overweight issues rated B and CCC while avoiding distressed issues in the latter segment. The Trust was underweight in BB rated issues in favor of BBB issues based on relative value. Top sector overweights included technology, aerospace/defense and independent energy, while the biggest underweight was to healthcare.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of December 31, 2022 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	12/31/22

Corporate Bonds	86.4%
Floating Rate Loan Interests	11.4
Preferred Securities	1.6
Other*	0.6
CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	12/31/22

A	0.8%
BBB/Baa	12.5
BB/Ba	35.5
B	38.4
CCC/Caa	10.3
CC	— (c)
C	— (c)
N/R	2.5

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1%.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

T R U S T S U M M A R Y	11

Trust Summary as of December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Investment Objective
BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”)
investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($10.10) (a)	9.97%
Current Monthly Distribution per Common Share (b)	$0.0839
Current Annualized Distribution per Common Share (b)	$1.0068
Leverage as of December 31, 2022 (c)	36%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$10.10	$15.05	(32.89)%	$15.05	$9.37
Net Asset Value	11.19	15.10	(25.89)	15.10	10.56
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate
component that includes foreign agencies, sovereigns, supranationals and local authorities.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Performance
Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	(19.50)%	1.54%	4.00%
Trust at Market Price (a)(b)	(27.10)	1.53	4.04

Reference Benchmark (c)	(13.72)	1.20	2.83
Bloomberg U.S. Credit Index	(15.26)	0.42	1.82
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (d)	(11.18)	2.30	4.03
Bloomberg USD Capital Securities Index (e)	(13.84)	1.35	3.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Credit Index (50.36%), the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg USD Capital Securities Index (19.71%).

(d)
An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged index that tracks fixed-rate, investment grade capital securities denominated in USD.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Risk assets sold off following persistently high inflation numbers, concerns around slowing economic growth, and interest rate hikes by central banks around the world. Exposure to U.S. investment grade corporate bonds was the largest detractor from the Trust’s performance for the period as the sector came under pressure amid rising interest rates. The Trust’s exposure to U.S. high yield corporate bonds, preferred securities (which share characteristics of both stocks and bonds), European corporate credit, Asian corporate credit, and emerging markets corporate credit also detracted from performance as the markets broadly experienced a challenging year.
Contributors to the Trust’s performance were limited over the period and were led by the Trust’s interest rate positioning and exposure to uniform mortgage-backed securities (“UMBS”) issued by Fannie Mae and Freddie Mac.
In addition to employing leverage, the Trust uses derivatives as part of its investment strategy, including forward contracts to hedge foreign currency exposure of
non-U.S.
positions back to U.S. dollars and interest rate futures to adjust duration positioning tactically as needed. The use of derivatives over the period marginally detracted from performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
Over the period, the Trust increased its exposure to securitized products through UMBS and collateralized loan obligations (“CLOs”). The Trust also increased exposure to U.S. investment grade corporate bonds in seeking to increase its overall credit quality profile. The Trust’s use of leverage increased over the period.
Describe portfolio positioning at period end.
At period end, the Trust was positioning cautiously with a focus on utilizing credit selection to drive performance in the expectation that performance dispersion among securities will increase across asset classes, geographies and sectors. In this vein, the Trust held up-in-quality
allocations through investment grade corporate bonds and higher quality CLOs.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of December 31, 2022 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	12/31/22

Corporate Bonds	69.8%
Preferred Securities	11.1
Asset-Backed Securities	9.0
Floating Rate Loan Interests	4.1
U.S. Government Sponsored Agency Securities	3.9
Foreign Agency Obligations	1.5
Other*	0.6
CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	12/31/22

AAA/Aaa (c)	7.9%
AA/Aa	2.7
A	11.2
BBB/Baa	40.0
BB/Ba	19.8
B	14.2
CCC/Caa	3.1
C	— (d)
N/R (e)	1.1

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
(d)	Rounds to less than 0.1%.
(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trusts’ net assets. Please refer to the Schedule of Investments for details.

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Trust Summary as of December 31, 2022	BlackRock Floating Rate Income Trust (BGT)

Investment Objective
BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”)
primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and
non-U.S.
issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($10.94) (a)	8.57%
Current Monthly Distribution per Common Share (b)	$0.0781
Current Annualized Distribution per Common Share (b)	$0.9372
Leverage as of December 31, 2022 (c)	25%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$10.94	$13.99	(21.80)%	$14.13	$10.60
Net Asset Value	12.43	13.44	(7.51)	13.57	12.03
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
Morningstar LSTA Leveraged Loan Index (formerly S&P
®
/LSTA Leveraged Loan Index), an unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

T R U S T S U M M A R Y	15

Trust Summary as of December 31, 2022 (continued)	BlackRock Floating Rate Income Trust (BGT)

Performance
Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	(1.32)%	3.74%	4.74%
Trust at Market Price (a)(b)	(16.56)	1.74	3.01

Morningstar LSTA Leveraged Loan Index	(0.60)	3.31	3.67

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Bank loans delivered modestly negative performance in 2022 amid a broader downturn across markets, but they outpaced most major fixed-income categories. At a time of high inflation and rising interest rates, loans’ floating-rate feature fueled elevated investor demand in the first half of the year, though this subsided into the 3rd and 4th quarters.
From a sector perspective, the Trust’s holdings in property and casualty, airlines, automotive and chemicals were the largest contributors.
Conversely, positions in the healthcare, wireline telecommunications, leisure and consumer products sectors detracted.
In terms of rating class, holdings in the BB and BBB rated categories produced the best results. Lower-quality CCC rated securities detracted, which was consistent with the broader
“risk-off”
sentiment in the market. The Trust’s
out-of-benchmark
allocation to high yield bonds, while limited, was a further detractor given underperformance of the high yield market relative to Loans.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The investment adviser managed the Trust’s asset allocation and leverage levels throughout the period based on market views, borrowing costs, and income generation considerations. It took down the Trust’s allocations to B and CCC rated issues in an effort to reduce risk, but it maintained overweights in both areas. It kept the weighting in BB rated debt largely unchanged.
The Trust further decreased its allocations to the technology and healthcare sectors. However, the investment adviser continued to believe bottom-up
security selection is the most important driver of performance. The Trust continued to use liquid, index-based derivatives in the loan and high-yield markets to manage its positioning.
Describe portfolio positioning at period end.
Consistent with its core investment strategy, the Trust remained predominately invested in bank loans with a weighting of over 95% of assets held in the category. The rest of the portfolio was allocated to high yield bonds and cash.
B rated loans were the Trust’s largest allocation by credit rating. Within the category, the adviser remained highly selective with respect to B3 rated issues given the higher risk of downgrades at a time of slowing economic growth. In the CCC space, it focused on avoiding the lowest-quality segments of the market.
Although the investment adviser reduced the Trust’s positions in the technology and healthcare sectors, they still represent fairly large allocations in the portfolio given their respective weightings in the index. In general, the Trust’s sector composition is a byproduct of individual security selection.
The investment adviser had a bias toward larger loan tranches of $1 billion and above, and it maintained a preference for loan/bond capital structures over the loan-only segment.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Floating Rate Income Trust (BGT)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	12/31/22

Floating Rate Loan Interests	97.9%
Corporate Bonds	1.7
Other*	0.4
CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	12/31/22

BBB/Baa	5.1%
BB/Ba	25.6
B	61.6
CCC/Caa	5.8
C	— (c)
N/R	1.9

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1% of total investments.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	17

Schedule of Investments December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
522 Funding CLO Ltd. (a)(b)
Series 2019-4A, Class CR, (3 mo. LIBOR US + 2.40%), 6.64%, 04/20/30	USD	500	$476,062
Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.65%), 7.89%, 04/20/30		600	544,368
AGL CLO 3 Ltd., Series 2020-3A, Class D, (3 mo. LIBOR US + 3.30%), 7.38%, 01/15/33 (a)(b)		250	223,255
ALM Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 6.00%), 10.08%, 10/15/29 (a)(b)		285	248,259
AMMC CLO 20 Ltd., Series 2017-20A, Class AR, (3 mo. LIBOR US + 0.87%), 4.95%, 04/17/29 (a)(b)		373	370,699
Anchorage Capital CLO Ltd. (a)(b)
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.65%), 5.59%, 10/13/30		380	370,894
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.20%), 7.14%, 10/13/30		720	673,663
Apidos CLO XXII, Series 2015-22A, Class CR, (3 mo. LIBOR US + 2.95%), 7.19%, 04/20/31 (a)(b)		250	233,967
Apidos CLO XXIV, Series 2016-24A, Class A1AL, (3 mo. LIBOR US + 0.95%), 5.19%, 10/20/30 (a)(b)		500	490,250
Apidos CLO XXVI, Series 2017-26A, Class A1AR, (3 mo. LIBOR US + 0.90%), 5.09%, 07/18/29 (a)(b)		1,090	1,076,564
Apidos CLO XXVII, Series 2017-27A, Class A1R, (3 mo. LIBOR US + 0.93%), 5.01%, 07/17/30 (a)(b)		250	247,141
ASSURANT CLO I Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.15%), 6.39%, 10/20/34 (a)(b)		500	457,186
Bain Capital Credit CLO Ltd. (a)(b)
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.10%), 7.42%, 07/24/34		250	224,592
Series 2021-5A, Class B, (3 mo. LIBOR US + 1.65%), 5.97%, 10/23/34		500	477,264
Barings CLO Ltd., Series 2017-1A, Class D, 7.79%, 07/18/29		250	237,314
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1R2, (3 mo. LIBOR US + 0.87%), 4.95%, 07/15/29 (a)(b)		267	264,864
Birch Grove CLO 3 Ltd., Series 2021-3A, Class D1, (3 mo. LIBOR US + 3.20%), 7.43%, 01/19/35 (a)(b)		250	226,413
Birch Grove CLO Ltd., Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 8.12%, 06/15/31 (a)(b)		1,000	941,549
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class D, (3 mo. LIBOR US + 2.90%), 6.98%, 04/15/34 (a)(b)		500	454,783
Buttermilk Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 3.10%), 7.18%, 10/15/31 (a)(b)		250	220,951
Canyon Capital CLO Ltd. (a)(b)
Series 2016-1A, Class CR, (3 mo. LIBOR US + 1.90%), 5.98%, 07/15/31		250	234,598
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.35%), 7.43%, 04/15/34		500	460,893
Carlyle Global Market Strategies CLO Ltd. (a)(b)
Series 2013-1A, Class A1RR, (3 mo. LIBOR US + 0.95%), 5.60%, 08/14/30		247	244,358
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.35%), 8.00%, 08/14/30		1,000	902,476
Carlyle U.S. CLO Ltd., Series 2022-6A, Class C, 8.60%, 10/25/34		250	249,632
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 7.44%, 04/20/32 (a)(b)		500	470,032

Security		Par (000)	Value

Asset-Backed Securities (continued)
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 10.68%, 07/20/32 (a)(b)	USD	500	$432,980
CarVal CLO VC Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 3.25%), 7.33%, 10/15/34 (a)(b)		250	229,744
CBAM Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.40%), 6.64%, 07/20/30 (a)(b)		350	332,943
Cedar Funding IX CLO Ltd. (a)(b)
Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 5.22%, 04/20/31		250	246,432
Series 2018-9A, Class D, (3 mo. LIBOR US + 2.60%), 6.84%, 04/20/31		250	233,203
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 5.24%, 01/20/31 (a)(b)		500	493,840
Cedar Funding X CLO Ltd., Series 2019-10A, Class BR, (3 mo. LIBOR US + 1.60%), 5.84%, 10/20/32 (a)(b)		930	899,606
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3 mo. LIBOR US + 1.60%), 5.68%, 07/15/33 (a)(b)		500	483,433
CIFC Funding I Ltd. (a)(b)
Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.10%), 7.34%, 04/20/32		500	473,933
Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.10%), 7.18%, 07/15/36		500	467,075
CIFC Funding II Ltd., Series 2017-2A, Class AR, (3 mo. LIBOR US + 0.95%), 5.19%, 04/20/30 (a)(b)		497	491,018
CIFC Funding III Ltd., Series 2015-3A, Class AR, (3 mo. LIBOR US + 0.87%), 5.10%, 04/19/29 (a)(b)		241	238,092
CIFC Funding IV Ltd., Series 2017-4A, Class A1R, (3 mo. LIBOR US + 0.95%), 5.27%, 10/24/30 (a)(b)		500	494,549
CIFC Funding Ltd. (a)(b)
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.55%), 7.63%, 07/16/30		500	445,641
Series 2014-2RA, Class B1, (3 mo. LIBOR US + 2.80%), 7.12%, 04/24/30		750	700,171
Series 2014-3A, Class BR2, (3 mo. LIBOR US + 1.80%), 6.12%, 10/22/31		250	242,041
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.11%), 5.43%, 01/22/31		1,000	986,993
CIFC Funding VII Ltd.
Series 2022-7A, Class C, 8.06%, 10/22/35		500	497,207
Series 2022-7A, Class D, 9.56%, 10/22/35		600	587,136
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 1A, (1 mo. LIBOR US + 0.14%), 4.46%, 01/15/37 (a)		1,167	1,071,509
Dewolf Park CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.85%), 6.93%, 10/15/30 (a)(b)		280	249,861
Dryden 106 CLO Ltd., 8.46%, 10/15/35		500	496,928
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3 mo. LIBOR US + 1.10%), 5.18%, 01/15/31 (a)(b)		250	246,717
Dryden 50 Senior Loan Fund, Series 2017-50A, Class B, (3 mo. LIBOR US + 1.65%), 5.73%, 07/15/30 (a)(b)		250	241,900
Dryden 53 CLO Ltd., Series 2017-53A, Class B, (3 mo. LIBOR US + 1.40%), 5.48%, 01/15/31 (a)(b)		1,320	1,274,761
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 6.84%, 04/18/31 (a)(b)		1,250	1,153,890

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Dryden 78 CLO Ltd., Series 2020-78A, Class D, (3 mo. LIBOR US + 3.00%), 7.08%, 04/17/33 (a)(b)	USD	250	$228,392
Dryden XXVIII Senior Loan Fund (a)(b)
Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.20%), 5.81%, 08/15/30		250	247,995
Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 7.76%, 08/15/30		1,000	936,880
Eaton Vance CLO Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.25%), 5.49%, 01/20/30 (a)(b)		1,000	966,129
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class B, 3.50%, 11/25/50 (b)		110	85,226
Elmwood CLO 21 Ltd., Series 2022-8A, Class C, 8.42%, 11/20/35		500	497,026
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3 mo. LIBOR US + 1.70%), 5.78%, 04/15/33 (a)(b)		250	241,375
Elmwood CLO V Ltd., Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.00%), 6.24%, 10/20/34 (a)(b)		436	406,624
Elmwood CLO VI Ltd., Series 2020-3A, Class BR, (3 mo. LIBOR US + 1.65%), 5.89%, 10/20/34 (a)(b)		250	241,383
Fairstone Financial Issuance Trust I, Series 2020-1A, Class C, 5.16%, 10/20/39 (b)	CAD	170	113,525
Galaxy XX CLO Ltd., Series 2015-20A, Class CR, (3 mo. LIBOR US + 1.75%), 5.99%, 04/20/31 (a)(b)	USD	250	235,605
Galaxy XXIII CLO Ltd., Series 2017-23A, Class AR, (3 mo. LIBOR US + 0.87%), 5.19%, 04/24/29 (a)(b)		465	460,628
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (3 mo. LIBOR US + 1.02%), 5.66%, 05/16/31 (a)(b)		2,000	1,972,115
Generate CLO 2 Ltd., Series 2A, Class AR, (3 mo. LIBOR US + 1.15%), 5.47%, 01/22/31 (a)(b)		250	246,920
Generate CLO 3 Ltd., Series 3A, Class DR, (3 mo. LIBOR US + 3.60%), 7.84%, 10/20/29 (a)(b)		1,750	1,599,701
Generate CLO 4 Ltd., Series 4A, Class DR, (3 mo. LIBOR US + 3.15%), 7.39%, 04/20/32 (a)(b)		1,500	1,383,408
Generate CLO 6 Ltd., Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 7.82%, 01/22/35 (a)(b)		750	664,406
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class B1, (3 mo. LIBOR US + 1.55%), 5.79%, 04/20/30 (a)(b)		250	243,139
GoldenTree Loan Management U.S. CLO 4 Ltd., Series 2019-5A, Class BR, (3 mo. LIBOR US + 1.60%), 5.92%, 04/24/31 (a)(b)		500	488,571
GoldenTree Loan Opportunities IX Ltd., Series 2014- 9A, Class BR2, (3 mo. LIBOR US + 1.60%), 6.01%, 10/29/29 (a)(b)		1,500	1,465,345
GoldenTree Loan Opportunities X Ltd., Series 2015- 10A, Class DR, (3 mo. LIBOR US + 3.05%), 7.29%, 07/20/31 (a)(b)		250	235,452
Golub Capital Partners CLO 55B Ltd., Series 2021- 55A, Class E, (3 mo. LIBOR US + 6.56%), 10.80%, 07/20/34 (a)(b)		250	220,129
Grippen Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.30%), 7.54%, 01/20/30 (a)(b)		250	231,506
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 10.53%, 04/15/33 (a)(b) .		500	433,479
Highbridge Loan Management, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 7.79%, 07/18/29 (a)(b)		1,000	894,660
Jay Park CLO Ltd., Series 2016-1A, Class CR, (3 mo. LIBOR US + 2.65%), 6.89%, 10/20/27 (a)(b)		500	473,622

Security		Par (000)	Value

Asset-Backed Securities (continued)
Litigation Fee Residual, 4.00%, 10/30/27 (c)	USD	918	$877,906
Long Beach Mortgage Loan Trust, Series 2006-8, Class 2A4, (1 mo. LIBOR US + 0.48%), 4.87%, 09/25/36 (a)		6,188	1,737,763
Madison Park Funding LXII Ltd., Series 2022-62A, Class A1, (3 mo. SOFR + 2.25%), 4.76%, 07/17/33 (a)(b)		760	756,320
Madison Park Funding XVII Ltd., Series 2015-17A, Class DR, (3 mo. LIBOR US + 3.60%), 7.88%, 07/21/30 (a)(b)		1,000	938,554
Madison Park Funding XXIII Ltd. (a)(b)
Series 2017-23A, Class AR, (3 mo. LIBOR US + 0.97%), 5.33%, 07/27/31		1,000	987,920
Series 2017-23A, Class CR, (3 mo. LIBOR US + 2.00%), 6.36%, 07/27/31		600	572,090
Madison Park Funding XXV Ltd. (a)(b)
Series 2017-25A, Class A1R, (3 mo. LIBOR US + 0.97%), 5.33%, 04/25/29		1,478	1,456,821
Series 2017-25A, Class A2R, (3 mo. LIBOR US + 1.65%), 6.01%, 04/25/29		250	242,678
Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, (3 mo. LIBOR US + 3.00%), 7.32%, 01/23/31 (a)(b)		625	588,297
Madison Park Funding XXXIV Ltd., Series 2019-34A, Class DR, (3 mo. LIBOR US + 3.35%), 7.71%, 04/25/32 (a)(b)		250	238,349
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class C, (3 mo. LIBOR US + 1.90%), 5.98%, 07/17/34 (a)(b)		250	230,252
Marble Point CLO XVII Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 3.75%), 7.99%, 04/20/33 (a)(b)		250	223,364
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3 mo. LIBOR US + 3.65%), 7.97%, 01/22/35 (a)(b)		250	227,808
Mariner Finance Issuance Trust, Series 2022-AA, Class A, 6.45%, 10/20/37		515	511,358
Navient Private Education Refi Loan Trust (b)
Series 2021-DA, Class C, 3.48%, 04/15/60		770	645,265
Series 2021-DA, Class D, 4.00%, 04/15/60		440	372,571
Nelnet Student Loan Trust (b)
Series 2021-A, Class D, 4.93%, 04/20/62		460	375,588
Series 2021-BA, Class B, 2.68%, 04/20/62		1,983	1,574,961
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 5.73%, 10/17/30 (a)(b)		250	242,578
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class CR, (3 mo. LIBOR US + 1.80%), 6.04%, 07/20/31 (a)(b)		1,163	1,099,600
Neuberger Berman Loan Advisers NBLA CLO 52 Ltd., Series 2022-52A, Class D, 10.33%, 10/24/35 (c)		568	568,000
OCP CLO Ltd. (a)(b)
Series 2015-9A, Class BR2, (3 mo. SOFR + 1.75%), 5.61%, 01/15/33		250	239,990
Series 2017-13A, Class A1AR, (3 mo. LIBOR US + 0.96%), 5.04%, 07/15/30		1,000	986,840
Series 2017-14A, Class A2, (3 mo. LIBOR US + 1.50%), 6.18%, 11/20/30		1,320	1,278,872
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 7.13%, 07/15/34 (a)(b)		250	231,309

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners XV Ltd., Series 2013- 1A, Class A1RR, (3 mo. LIBOR US + 0.97%), 5.20%, 07/19/30 (a)(b)	USD	2,880	$2,842,498
Octagon Investment Partners XVII Ltd., Series 2013- 1A, Class BR2, (3 mo. LIBOR US + 1.40%), 5.76%, 01/25/31 (a)(b)		500	481,883
Octagon Investment Partners XXI Ltd., Series 2014- 1A, Class AAR3, (3 mo. LIBOR US + 1.00%), 5.65%, 02/14/31 (a)(b)		250	245,298
Octagon Investment Partners XXII Ltd., Series 2014- 1A, Class DRR, (3 mo. LIBOR US + 2.75%), 7.07%, 01/22/30 (a)(b)		500	441,109
OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.84%, 05/14/32 (b)		900	893,614
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 7.23%, 10/17/29 (a)(b)		875	805,253
OZLM XXI Ltd., Series 2017-21A, Class C, (3 mo. LIBOR US + 2.67%), 6.91%, 01/20/31 (a)(b)		1,000	874,845
Palmer Square CLO Ltd.
Series 2013-2A, Class A2R3, (3 mo. LIBOR US + 1.50%), 5.73%, 10/17/31 (a)(b)		250	241,171
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 6.99%, 07/20/30 (a)(b)		250	230,260
Series 2020-3A, Class A2R, (3 mo. LIBOR US + 1.60%), 6.21%, 11/15/31 (a)(b)		250	241,842
Series 2022-4A, Class C, 8.07%, 10/20/35		1,000	995,427
Palmer Square Loan Funding Ltd. (a)(b)
Series 2020-1A, Class C, (3 mo. LIBOR US + 2.50%), 7.18%, 02/20/28		250	244,049
Series 2021-1A, Class A1, (3 mo. LIBOR US + 0.90%), 5.14%, 04/20/29		142	140,555
Series 2021-2A, Class A1, (3 mo. LIBOR US + 0.80%), 5.48%, 05/20/29		169	166,039
Series 2021-3A, Class A1, (3 mo. LIBOR US + 0.80%), 5.04%, 07/20/29		569	561,189
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 6.81%), 11.46%, 02/14/34 (a)(b)		1,300	1,111,899
PPM CLO 2 Ltd., Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.40%), 7.63%, 04/16/32 (a)(b)		250	229,033
Prodigy Finance DAC, Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 8.14%, 07/25/51 (a)(b)		250	245,682
Rad CLO 3 Ltd., Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 6.83%, 04/15/32 (a)(b)		400	368,056
Regatta XI Funding Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.85%), 6.93%, 07/17/31 (a)(b)		370	345,791
Regional Management Issuance Trust, Series 2021-A, Class A, 6.57%, 11/17/32		200	201,111
Republic Finance Issuance Trust, Series 2020-A, Class C, 4.05%, 11/20/30 (b)		240	217,912
Romark CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 2.15%), 6.47%, 10/23/30 (a)(b)		500	477,624
Shackleton CLO Ltd., Series 2015-7RA, Class C, (3 mo. LIBOR US + 2.35%), 6.43%, 07/15/31 (a)(b)		250	234,705
SMB Private Education Loan Trust (b)
Series 2021-C, Class C, 3.00%, 01/15/53 (c)		190	158,572
Series 2021-C, Class D, 3.93%, 01/15/53		160	141,530
Sterling Coofs Trust (c)
Series 2004-1, Class A, 2.36%, 04/15/29		776	8,296

Security		Par (000)	Value

Asset-Backed Securities (continued)
Sterling Coofs Trust (c) (continued)
Series 2004-2, Class Note, 2.08%, 03/30/30 (b)	USD	721	$7,207
Structured Asset Securities Corp. Pass-Through Certificates, Series 2002-AL1, Class A2, 3.45%, 02/25/32		67	61,308
TCW CLO Ltd., Series 2020-1A, Class DRR, (3 mo. LIBOR US + 3.40%), 7.64%, 04/20/34 (a)(b)		250	227,852
TICP CLO I-2 Ltd., Series 2018-IA, Class C, (3 mo. LIBOR US + 3.04%), 7.37%, 04/26/28 (a)(b)		500	481,299
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 7.14%, 01/20/31 (a)(b)		500	474,596
TICP CLO XV Ltd., Series 2020-15A, Class D, (3 mo. LIBOR US + 3.15%), 7.39%, 04/20/33 (a)(b)		250	231,815
Trestles CLO Ltd. (a)(b)
Series 2017-1A, Class B1R, (3 mo. LIBOR US + 1.75%), 6.11%, 04/25/32		1,750	1,616,266
Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 7.26%, 04/25/32		250	232,319
Trimaran CAVU Ltd.
Series 2019-2A, Class C, (3 mo. LIBOR US + 4.72%), 8.91%, 11/26/32 (a)(b)		500	463,069
Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 7.61%, 10/25/34 (a)(b)		500	453,243
Series 2022-2A, Class D, 10.47%, 01/20/36		400	396,319
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32 (d)	GBP	100	120,901
Voya CLO Ltd.
Series 2014-2A, Class A1RR, (3 mo. LIBOR US + 1.02%), 5.10%, 04/17/30 (a)(b)	USD	237	233,539
Series 2017-2A, Class A2AR, (3 mo. LIBOR US + 1.65%), 5.73%, 06/07/30 (a)(b)		250	242,376
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 5.21%, 10/15/30 (a)(b)		250	246,896
Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.25%), 5.33%, 07/15/31 (a)(b)		1,000	961,165
Series 2022-4A, Class C, 8.24%, 10/20/33		1,000	996,564
Whetstone Park CLO Ltd., Series 2021-1A, Classs 1A, (3 mo. LIBOR US + 1.60%), 5.84%, 01/20/35 (a)(b)		725	693,318
Whitebox CLO I Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 7.37%, 07/24/32 (a)(b)		500	464,754
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 7.67%, 10/24/34 (a)(b)		500	453,309
Whitebox CLO III Ltd. (a)(b)
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 7.43%, 10/15/34		250	233,839
Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 10.93%, 10/15/34		250	227,048
York CLO 1 Ltd. (a)(b)
Series 2014-1A, Class CRR, (3 mo. LIBOR US + 2.10%), 6.42%, 10/22/29		250	241,100
Series 2014-1A, Class DRR, (3 mo. LIBOR US + 3.01%), 7.33%, 10/22/29		250	237,110

Total Asset-Backed Securities — 13.7% (Cost: $84,705,242)			80,294,380

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds

Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48	USD	500	$456,893

Aerospace & Defense — 2.5%
Amsted Industries, Inc., 5.63%, 07/01/27 (b)		30	28,460
Boeing Co.
2.95%, 02/01/30		800	677,538
5.15%, 05/01/30		1,140	1,112,229
3.63%, 02/01/31		69	60,456
Bombardier, Inc. (b)
7.50%, 03/15/25		35	34,661
7.13%, 06/15/26 (e)		846	820,801
7.88%, 04/15/27 (e)		395	383,140
6.00%, 02/15/28 (e)		667	616,788
7.45%, 05/01/34		100	100,000
Eaton Corp., 4.15%, 11/02/42		500	427,290
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (b)		200	163,500
General Electric Co., 6.15%, 08/07/37		2,150	2,197,819
Lockheed Martin Corp., 4.09%, 09/15/52 (e)		1,410	1,180,824
Northrop Grumman Corp., 3.85%, 04/15/45		350	279,149
Raytheon Technologies Corp., 2.38%, 03/15/32		1,000	809,816
Rolls-Royce PLC, 5.75%, 10/15/27 (b)		1,000	952,500
Spirit AeroSystems, Inc.
7.50%, 04/15/25 (b)		22	21,740
9.38%, 11/30/29		329	346,338
TransDigm, Inc.
8.00%, 12/15/25 (b)		130	131,923
6.25%, 03/15/26 (b)(e)		3,355	3,308,667
6.38%, 06/15/26		31	30,162
7.50%, 03/15/27		71	70,248
4.63%, 01/15/29		393	345,553
4.88%, 05/01/29 (e)		203	177,067
Triumph Group, Inc., 8.88%, 06/01/24 (b)		509	517,907

			14,794,576

Airlines — 1.5%
Air Canada, 3.88%, 08/15/26 (b)(e)		324	286,977
Allegiant Travel Co., 7.25%, 08/15/27 (b)		80	76,093
American Airlines Pass-Through Trust
Series 2013-2, Class A, 4.95%, 07/15/24		759	757,934
Series 2015-2, Class A, 4.00%, 03/22/29		1,038	843,028
Series 2015-2, Class AA, 3.60%, 03/22/29		1,038	931,183
American Airlines, Inc., 11.75%, 07/15/25 (b)		325	348,595
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (b)
5.50%, 04/20/26		179	171,876
5.75%, 04/20/29		677	619,050
Avianca Midco 2 PLC, 9.00%, 12/01/28 (b)		150	109,774
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (b)		6	5,321
Deutsche Lufthansa AG, 2.88%, 05/16/27 (d)	EUR	100	92,862
Gol Finance SA, 7.00%, 01/31/25 (b)	USD	200	87,038
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (b)		168	152,040
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (b)		740	735,958
United Airlines Pass-Through Trust
Series 2013-1, Class A, 4.30%, 02/15/27		2,413	2,244,070
Series 2020-1, Class A, 5.88%, 10/15/27		379	374,052

Security		Par (000)	Value

Airlines (continued)
United Airlines Pass-Through Trust (continued)
Series 2020-1, Class B, 4.88%, 01/15/26	USD	27	$25,373
United Airlines, Inc. (b)
4.38%, 04/15/26 (e)		423	392,090
4.63%, 04/15/29		627	545,926

			8,799,240

Auto Components — 0.6%
Aptiv PLC, 4.40%, 10/01/46		465	344,204
Clarios Global LP, 6.75%, 05/15/25 (b)		154	154,356
Clarios Global LP/Clarios U.S. Finance Co. (b)
6.25%, 05/15/26		743	726,284
8.50%, 05/15/27		1,774	1,732,305
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (b)		111	97,666
Goodyear Tire & Rubber Co.
5.00%, 07/15/29		78	65,064
5.63%, 04/30/33		81	66,120
ZF Finance GmbH, 3.75%, 09/21/28 (d)	EUR	100	89,732

			3,275,731

Automobiles — 1.4%
Asbury Automotive Group, Inc.
4.50%, 03/01/28	USD	18	15,847
4.75%, 03/01/30		84	70,254
5.00%, 02/15/32 (b)		106	87,206
Constellation Automotive Financing PLC, 4.88%, 07/15/27 (d)	GBP	100	78,788
Ford Motor Co.
0.00%, 03/15/26 (f)	USD	216	203,796
4.35%, 12/08/26		7	6,638
3.25%, 02/12/32 (e)		420	314,976
6.10%, 08/19/32 (e)		126	116,343
4.75%, 01/15/43		2,000	1,435,586
Ford Motor Credit Co. LLC
4.69%, 06/09/25		200	190,293
4.39%, 01/08/26		200	186,292
2.70%, 08/10/26		200	173,680
4.95%, 05/28/27 (e)		401	374,093
4.13%, 08/17/27		200	179,000
2.90%, 02/16/28 (e)		200	165,184
3.63%, 06/17/31		300	235,667
General Motors Co.
5.40%, 10/15/29		414	395,079
5.60%, 10/15/32		69	64,101
6.25%, 10/02/43 (e)		2,506	2,316,868
General Motors Financial Co., Inc., 4.25%, 05/15/23		807	803,662
Group 1 Automotive, Inc., 4.00%, 08/15/28 (b)		30	25,393
Ken Garff Automotive LLC, 4.88%, 09/15/28 (b)		82	68,595
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (b) .		182	145,744
Lithia Motors, Inc., 3.88%, 06/01/29 (b)		89	73,168
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (b)		120	89,543
Penske Automotive Group, Inc.
3.50%, 09/01/25		29	26,914
3.75%, 06/15/29		46	37,336
RCI Banque SA, (5 year EUR Swap + 2.85%), 2.63%, 02/18/30 (a)(d)	EUR	100	95,116
Wabash National Corp., 4.50%, 10/15/28 (b)	USD	149	126,886

			8,102,048

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks — 1.1%
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13% (a)(g)	USD	2,000	$1,702,859
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%		200	189,350
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26 (d)		252	229,348
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80% (a)(d)(g)		518	494,690
Grupo Aval Ltd., 4.38%, 02/04/30 (b)		200	161,600
Krung Thai Bank PCL, (5 year CMT + 3.53%), 4.40% (a)(d)(g)		252	224,563
NBK Tier 1 Ltd., (6 year CMT + 2.88%), 3.63% (a)(b)(g)		209	181,935
Northern Trust Corp., 6.13%, 11/02/32		160	168,711
PNC Financial Services Group, Inc., 6.04%, 10/28/33		132	137,425
Standard Chartered PLC, (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33 (a)(b)		500	440,469
SVB Financial Group, Series D, (5 year CMT + 3.07%), 4.25% (a)(g)		1,275	836,462
Wells Fargo & Co.
3.90%, 05/01/45		2,250	1,733,030
Series BB, (5 year CMT + 3.45%), 3.90% (a)(g)		245	214,440

			6,714,882

Beverages — 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46 (e)		4,600	4,181,746
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27 (b)(h)		701	487,568
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
6.00%, 06/15/27		372	364,168
3.25%, 09/01/28		200	169,889
4.00%, 09/01/29		1,466	1,161,845
Ball Corp.
5.25%, 07/01/25		12	11,843
2.88%, 08/15/30		25	19,953
3.13%, 09/15/31 (e)		254	203,995
Crown Americas LLC, 5.25%, 04/01/30 (b)		91	86,042
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		23	23,679
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (b)		431	419,082
Silgan Holdings, Inc., 4.13%, 02/01/28		25	23,129
Trivium Packaging Finance BV (b)
5.50%, 08/15/26		505	463,053
8.50%, 08/15/27		738	677,133

			8,293,125

Biotechnology — 0.5%
Amgen, Inc.
4.20%, 03/01/33		1,000	925,128
4.40%, 05/01/45		500	418,910
Baxalta, Inc., 5.25%, 06/23/45		500	477,787
Cidron Aida Finco SARL, 5.00%, 04/01/28 (d)	EUR	100	91,256
Gilead Sciences, Inc., 4.80%, 04/01/44	USD	1,000	916,997

			2,830,078

Building Materials (b) — 0.3%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28		146	133,974
Jeld-Wen, Inc., 6.25%, 05/15/25		98	91,664
Masonite International Corp.
Class C, 5.38%, 02/01/28		17	15,718
Class C, 3.50%, 02/15/30		145	117,294

Security		Par (000)	Value

Building Materials (continued)
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28	USD	55	$48,839
9.75%, 07/15/28		26	24,023
Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/28		509	455,402
Standard Industries, Inc.
5.00%, 02/15/27		25	23,068
4.75%, 01/15/28		62	55,793
4.38%, 07/15/30		550	448,209
3.38%, 01/15/31		64	48,160
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		117	108,930

			1,571,074

Building Products — 1.0%
Advanced Drainage Systems, Inc. (b)
5.00%, 09/30/27		202	188,365
6.38%, 06/15/30		513	498,462
Beacon Roofing Supply, Inc., 4.13%, 05/15/29 (b)		86	71,465
Foundation Building Materials, Inc., 6.00%, 03/01/29 (b)		63	47,168
GYP Holdings III Corp., 4.63%, 05/01/29 (b)		159	129,818
Home Depot, Inc., 5.88%, 12/16/36		1,660	1,775,230
LBM Acquisition LLC, 6.25%, 01/15/29 (b)		25	15,909
Lowe’s Cos., Inc.
5.00%, 04/15/33 (e)		1,000	976,211
4.38%, 09/15/45		1,000	821,791
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (b)		56	45,089
SRS Distribution, Inc. (b)
4.63%, 07/01/28		362	320,902
6.13%, 07/01/29		340	274,897
6.00%, 12/01/29 (e)		423	336,646
White Cap Buyer LLC, 6.88%, 10/15/28 (b)(e)		644	557,066
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26 (b)(h)		142	122,758

			6,181,777

Capital Markets — 1.7%
Blackstone Private Credit Fund
7.05%, 09/29/25 (b)		56	55,556
3.25%, 03/15/27		53	44,624
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00% (a)(e)(g)		5,195	4,142,753
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (b)(e)		129	110,397
FMR LLC, 4.95%, 02/01/33 (b)		2,300	2,133,966
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		379	302,967
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		112	107,380
6.25%, 05/15/26		101	97,051
5.25%, 05/15/27		356	325,954
4.38%, 02/01/29		207	175,050
NFP Corp. (b)
4.88%, 08/15/28 (e)		658	560,153
6.88%, 08/15/28 (e)		1,270	1,046,834
7.50%, 10/01/30		74	69,588
Owl Rock Capital Corp.
3.75%, 07/22/25		129	119,184
4.25%, 01/15/26		12	11,016
3.40%, 07/15/26		46	40,165

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Owl Rock Core Income Corp.
3.13%, 09/23/26	USD	31	$26,380
7.75%, 09/16/27 (b)		215	214,304
Raymond James Financial, Inc., 4.95%, 07/15/46		400	355,609
SURA Asset Management SA, 4.88%, 04/17/24 (d)		178	176,665

			10,115,596

Chemicals — 1.2%
Air Liquide Finance SA, 3.50%, 09/27/46 (b)		360	274,299
Alpek SAB de CV, 3.25%, 02/25/31 (b)		200	166,163
Ashland LLC, 3.38%, 09/01/31 (b)		186	148,664
Avient Corp., 7.13%, 08/01/30 (b)		116	113,394
Axalta Coating Systems LLC, 3.38%, 02/15/29 (b)		498	410,932
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (b)(e)		242	223,705
Braskem Idesa SAPI, 6.99%, 02/20/32 (b)		200	142,500
Celanese U.S. Holdings LLC, 6.17%, 07/15/27		190	187,402
Diamond BC BV, 4.63%, 10/01/29 (b)		428	343,470
Element Solutions, Inc., 3.88%, 09/01/28 (b)(e)		1,211	1,029,350
Equate Petrochemical BV, 4.25%, 11/03/26 (d)		200	190,850
HB Fuller Co., 4.25%, 10/15/28		74	65,490
Herens Holdco SARL, 4.75%, 05/15/28 (b)		400	298,964
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (b)		230	192,562
Ingevity Corp., 3.88%, 11/01/28 (b)		57	49,012
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26 (b)(h)		176	123,200
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (b)		76	62,784
Minerals Technologies, Inc., 5.00%, 07/01/28 (b)		114	101,528
Monitchem HoldCo 3 SA, 5.25%, 03/15/25 (d)	EUR	100	102,619
NOVA Chemicals Corp., 4.88%, 06/01/24 (b)	USD	41	39,667
Sasol Financing USA LLC, 6.50%, 09/27/28		200	180,725
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (b)(e)		200	169,500
Scotts Miracle-Gro Co.
4.00%, 04/01/31		122	93,201
4.38%, 02/01/32		18	13,567
Sherwin-Williams Co., 4.50%, 06/01/47		350	293,714
SK Invictus Intermediate II Sarl, 5.00%, 10/30/29 (b)		372	305,040
WESCO Distribution, Inc. (b)
7.13%, 06/15/25		117	118,464
7.25%, 06/15/28 (e)		590	597,655
WR Grace Holdings LLC (b)
5.63%, 10/01/24		21	20,685
4.88%, 06/15/27		105	93,044
5.63%, 08/15/29 (e)		987	796,776

			6,948,926

Commercial Services & Supplies — 0.4%
ADT Security Corp. (b)
4.13%, 08/01/29		19	16,192
4.88%, 07/15/32		29	24,645
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26 (b)		200	178,362
APX Group, Inc. (b)
6.75%, 02/15/27		123	118,394
5.75%, 07/15/29		181	149,902
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29 (b)(e)		26	22,241

Security		Par (000)	Value

Commercial Services & Supplies (continued)
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28 (d)	EUR	100	$89,383
Fortress Transportation & Infrastructure Investors LLC (b)
6.50%, 10/01/25	USD	38	35,728
5.50%, 05/01/28 (e)		194	165,503
Herc Holdings, Inc., 5.50%, 07/15/27 (b)(e)		164	152,971
Hertz Corp. (b)
4.63%, 12/01/26		85	71,187
5.00%, 12/01/29		70	53,102
Metis Merger Sub LLC, 6.50%, 05/15/29 (b)		82	68,838
NESCO Holdings II, Inc., 5.50%, 04/15/29 (b)		146	127,750
Prime Security Services Borrower LLC/Prime Finance, Inc. (b)
5.75%, 04/15/26		118	113,575
6.25%, 01/15/28 (e)		172	156,547
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (b)		400	335,880
United Rentals North America, Inc., 5.25%, 01/15/30		40	37,583
Williams Scotsman International, Inc. (b)
6.13%, 06/15/25		175	173,250
4.63%, 08/15/28		146	131,765

			2,222,798

Communications Equipment — 0.3%
Ciena Corp., 4.00%, 01/31/30 (b)		71	62,488
CommScope Technologies LLC, 6.00%, 06/15/25 (b)(e) .		530	482,300
CommScope, Inc. (b)
8.25%, 03/01/27		96	74,400
7.13%, 07/01/28		171	122,242
4.75%, 09/01/29		355	286,201
Nokia OYJ
4.38%, 06/12/27		31	29,266
6.63%, 05/15/39		88	83,526
Viasat, Inc. (b)
5.63%, 09/15/25		169	156,796
6.50%, 07/15/28		35	26,258
Viavi Solutions, Inc., 3.75%, 10/01/29 (b)		237	199,188

			1,522,665

Construction & Engineering — 0.7%
ITR Concession Co. LLC, 4.20%, 07/15/25 (b)		4,000	3,847,614

Construction Materials (b) — 0.0%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28		63	56,208
3.88%, 11/15/29		46	37,603
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		74	66,362
H&E Equipment Services, Inc., 3.88%, 12/15/28		37	31,516
Resideo Funding, Inc., 4.00%, 09/01/29		42	33,959

			225,648

Consumer Discretionary — 0.7%
APi Group DE, Inc. (b)
4.13%, 07/15/29		89	73,765
4.75%, 10/15/29		68	58,946
Carnival Corp. (b)
10.50%, 02/01/26		387	388,842
7.63%, 03/01/26		48	38,045
5.75%, 03/01/27		711	507,682
9.88%, 08/01/27		223	210,735
4.00%, 08/01/28		447	364,488
6.00%, 05/01/29 (e)		342	227,903

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Discretionary (continued)
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (b)(e)	USD	224	$229,961
CoreLogic, Inc., 4.50%, 05/01/28 (b)		350	268,520
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26 (b)		60	53,400
Life Time, Inc. (b)
5.75%, 01/15/26		174	161,907
8.00%, 04/15/26		146	131,400
Lindblad Expeditions LLC, 6.75%, 02/15/27 (b)		208	188,691
NCL Corp. Ltd. (b)
5.88%, 03/15/26		156	122,533
7.75%, 02/15/29		74	55,688
NCL Finance Ltd., 6.13%, 03/15/28 (b)		177	130,665
Royal Caribbean Cruises Ltd. (b)
11.50%, 06/01/25		82	87,945
5.50%, 08/31/26		61	51,316
5.38%, 07/15/27		138	111,739
11.63%, 08/15/27		124	124,525
5.50%, 04/01/28		89	71,026
8.25%, 01/15/29		136	136,340
9.25%, 01/15/29 (e)		186	191,134
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26 (d)	EUR	88	88,267
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (b)	USD	39	31,395

			4,106,858

Consumer Finance — 0.9%
American Express Co., (5 year CMT + 2.85%), 3.55% (a)(g)		500	410,750
Block, Inc., 3.50%, 06/01/31		1,275	1,017,354
Discover Financial Services, 6.70%, 11/29/32		65	66,071
Global Payments, Inc.
4.95%, 08/15/27		70	67,900
3.20%, 08/15/29		400	340,021
2.90%, 05/15/30		408	334,302
5.40%, 08/15/32		172	163,804
HealthEquity, Inc., 4.50%, 10/01/29 (b)		288	251,683
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (b)(e)		139	108,434
Navient Corp.
7.25%, 09/25/23		28	27,977
6.13%, 03/25/24		51	49,961
5.88%, 10/25/24		39	37,734
5.50%, 03/15/29		30	24,480
OneMain Finance Corp.
7.13%, 03/15/26 (e)		150	142,632
3.50%, 01/15/27		206	170,562
6.63%, 01/15/28		165	151,937
5.38%, 11/15/29		42	34,352
4.00%, 09/15/30		74	55,214
Sabre Global, Inc. (b)
9.25%, 04/15/25		99	98,617
7.38%, 09/01/25		64	61,507
11.25%, 12/15/27		64	65,902
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (b)		314	296,664
Shift4 Payments, Inc., 0.00%, 12/15/25 (f)		112	110,950

Security		Par (000)	Value

Consumer Finance (continued)
SLM Corp., 3.13%, 11/02/26	USD	117	$99,503
Verscend Escrow Corp., 9.75%, 08/15/26 (b)(e)		1,355	1,327,507

			5,515,818

Containers & Packaging — 0.4%
Clydesdale Acquisition Holdings, Inc. (b)
6.63%, 04/15/29		591	561,894
8.75%, 04/15/30		382	326,981
Graphic Packaging International LLC (b)
4.75%, 07/15/27		53	49,886
3.50%, 03/15/28		11	9,573
International Paper Co., 6.00%, 11/15/41		870	867,207
Klabin Austria GmbH, 3.20%, 01/12/31 (b)		200	161,000
LABL, Inc., 5.88%, 11/01/28 (b)		176	153,344
Sealed Air Corp., 4.00%, 12/01/27 (b)		49	44,450
Suzano Austria GmbH, 3.75%, 01/15/31		80	66,790

			2,241,125

Diversified Consumer Services — 0.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)(e)
6.63%, 07/15/26		719	657,885
9.75%, 07/15/27		200	174,000
6.00%, 06/01/29		939	681,488
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28 (b)		1,241	1,014,804
Clarivate Science Holdings Corp. (b)
3.88%, 07/01/28		815	706,113
4.88%, 07/01/29 (e)		435	369,902
Garda World Security Corp., 4.63%, 02/15/27 (b)		81	71,521
Graham Holdings Co., 5.75%, 06/01/26 (b)		27	26,530
Rekeep SpA, 7.25%, 02/01/26 (d)	EUR	100	88,979
Service Corp. International, 4.00%, 05/15/31 (e)	USD	263	221,505
Sotheby’s, 7.38%, 10/15/27 (b)(e)		865	811,050

			4,823,777

Diversified Financial Services — 5.2%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (b)		272	216,920
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (b)		200	193,000
Bank of America Corp.
3.25%, 10/21/27 (e)		4,000	3,693,278
(1 day SOFR + 1.99%), 6.20%, 11/10/28 (a)		310	320,066
Barclays PLC, 3.65%, 03/16/25		4,320	4,149,978
Blackstone Holdings Finance Co. LLC, 5.90%, 11/03/27		448	451,354
BNP Paribas SA, (5 year CMT + 3.34%), 4.63% (a)(b)(g)		2,000	1,545,201
Citigroup, Inc. (a)(g)
(5 year CMT + 3.42%), 3.88%		3,160	2,693,900
Series W, (5 year CMT + 3.60%), 4.00%		105	91,468
Series Y, (5 year CMT + 3.00%), 4.15%		335	273,504
Credit Agricole SA, (5 year USD Swap + 4.90%), 7.88% (a)(b)(g)		1,000	990,800
Credit Suisse Group AG, (1 year EURIBOR ICE Swap Rate + 4.95%), 7.75%, 03/01/29 (a)(d)	EUR	100	106,291
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25 (d)	GBP	100	93,932
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24 (b)(h)	USD	225	191,105

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Goldman Sachs Group, Inc.
3.75%, 05/22/25 (e)	USD	8,965	$8,670,555
Series R, (5 year CMT + 3.22%), 4.95% (a)(g)		465	423,143
HSBC Holdings PLC
6.10%, 01/14/42		610	635,946
(5 year CMT + 3.25%), 4.70% (a)(e)(g)		275	217,908
(5 year USD ICE Swap + 4.37%), 6.38% (a)(g)		1,000	969,077
(1 day SOFR + 3.35%), 7.39%, 11/03/28 (a)		200	210,190
Intrum AB, 3.00%, 09/15/27 (d)	EUR	100	84,903
ION Trading Technologies SARL, 5.75%, 05/15/28 (b)	USD	200	166,750
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28 (b)		220	179,461
JPMorgan Chase & Co., (1 day SOFR + 2.58%), 5.72%, 09/14/33 (a)(e)		138	134,695
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (b)
4.25%, 02/01/27		42	35,281
4.75%, 06/15/29		46	37,139
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75% (a)(g)		595	564,666
Morgan Stanley
4.00%, 07/23/25		905	883,724
3.13%, 07/27/26		2,000	1,865,544
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25 (b)		200	98,912
Spectrum Brands, Inc. (b)
5.00%, 10/01/29		53	45,868
5.50%, 07/15/30		104	91,783
UBS Group AG, (5 year CMT + 3.31%), 4.38% (a)(b)(g)		200	151,952

			30,478,294

Diversified Telecommunication Services — 3.0%
AT&T, Inc.
6.38%, 03/01/41		520	540,957
5.15%, 03/15/42		1,200	1,086,869
4.75%, 05/15/46 (e)		2,710	2,291,072
3.65%, 06/01/51		350	246,509
Consolidated Communications, Inc., 6.50%, 10/01/28 (b)		229	177,947
Level 3 Financing, Inc. (b)
3.40%, 03/01/27		324	273,775
4.63%, 09/15/27		76	63,270
4.25%, 07/01/28 (e)		454	357,616
3.63%, 01/15/29		108	79,082
3.75%, 07/15/29		96	69,059
3.88%, 11/15/29		28	22,096
Lumen Technologies, Inc. (b)
4.00%, 02/15/27		718	608,471
4.50%, 01/15/29		277	191,189
5.38%, 06/15/29		36	25,917
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25 (h)		148	24,771
SoftBank Group Corp., 3.13%, 09/19/25 (d)	EUR	100	96,237
Sprint Capital Corp.
6.88%, 11/15/28	USD	867	899,894
8.75%, 03/15/32		767	912,807
Telecom Italia Capital SA
6.38%, 11/15/33		131	107,170
6.00%, 09/30/34		337	254,671
7.20%, 07/18/36		60	48,714

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia Capital SA (continued)
7.72%, 06/04/38	USD	79	$65,570
Telecom Italia SpA, 1.63%, 01/18/29 (d)	EUR	100	81,329
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28 (b)	USD	50	40,000
Verizon Communications, Inc., 6.55%, 09/15/43 (e)		6,751	7,333,012
Zayo Group Holdings, Inc. (b)
4.00%, 03/01/27		1,037	765,897
6.13%, 03/01/28		1,617	916,966

			17,580,867

Education — 0.1%
Grand Canyon University, 5.13%, 10/01/28		702	660,435

Electric Utilities — 4.0%
CenterPoint Energy Houston Electric LLC, Series ai, 4.45%, 10/01/32		750	723,023
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	430,543
Comision Federal de Electricidad, 4.88%, 01/15/24		200	197,663
Duke Energy Carolinas LLC
6.10%, 06/01/37		640	662,067
6.00%, 01/15/38 (e)		1,675	1,755,642
Duke Energy Florida LLC
6.35%, 09/15/37 (e)		2,775	2,974,860
6.40%, 06/15/38		770	844,567
E.ON International Finance BV, 6.65%, 04/30/38 (b)(e)		3,100	3,128,477
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29 (b)		201	159,205
FirstEnergy Corp.
2.65%, 03/01/30		101	82,349
Series B, 2.25%, 09/01/30		14	11,112
Series C, 3.40%, 03/01/50		403	265,899
FirstEnergy Transmission LLC (b)
5.45%, 07/15/44		391	363,718
4.55%, 04/01/49		109	88,197
NextEra Energy Operating Partners LP, 4.25%, 09/15/24 (b)		3	2,789
Ohio Power Co., Series D, 6.60%, 03/01/33		3,000	3,151,220
Oncor Electric Delivery Co. LLC
2.75%, 05/15/30		1,150	1,001,505
4.55%, 09/15/32 (b)		1,000	979,018
PacifiCorp., 6.25%, 10/15/37		1,225	1,304,530
Southern California Edison Co., 5.63%, 02/01/36		1,300	1,264,374
Virginia Electric and Power Co., Series A, 6.00%, 05/15/37 (e)		3,920	4,054,754

			23,445,512

Electrical Equipment (b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		406	391,790
GrafTech Finance, Inc., 4.63%, 12/15/28		91	74,731

			466,521

Electronic Equipment, Instruments & Components — 0.4%
BWX Technologies, Inc. (b)
4.13%, 06/30/28		181	162,674
4.13%, 04/15/29		24	21,005
CDW LLC/CDW Finance Corp.
3.28%, 12/01/28		91	77,910
3.25%, 02/15/29		191	162,673
Corning, Inc., 4.38%, 11/15/57		2,000	1,550,627

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
Imola Merger Corp., 4.75%, 05/15/29 (b)	USD	203	$176,125
Vertiv Group Corp., 4.13%, 11/15/28 (b)		412	350,200

			2,501,214

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp. (b)
6.88%, 04/01/27		233	222,437
6.25%, 04/01/28		464	424,566
Halliburton Co., 5.00%, 11/15/45		500	442,723
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		208	199,532
6.88%, 09/01/27		259	242,165
Vallourec SA, 8.50%, 06/30/26 (d)	EUR	17	17,841
Weatherford International Ltd. (b)
11.00%, 12/01/24 (i)	USD	5	5,100
6.50%, 09/15/28		151	148,025
8.63%, 04/30/30 (e)		220	211,268

			1,913,657

Environmental, Maintenance & Security Service — 0.3%
Clean Harbors, Inc., 5.13%, 07/15/29 (b)		78	72,341
Covanta Holding Corp.
4.88%, 12/01/29 (b)		92	75,373
5.00%, 09/01/30		48	38,762
GFL Environmental, Inc. (b)
4.25%, 06/01/25		98	93,609
3.75%, 08/01/25		8	7,560
5.13%, 12/15/26		139	132,927
4.00%, 08/01/28		295	252,225
3.50%, 09/01/28		131	115,170
4.75%, 06/15/29		287	251,197
4.38%, 08/15/29		252	213,557
Stericycle, Inc., 3.88%, 01/15/29 (b)		92	80,270
Tervita Corp., 11.00%, 12/01/25 (b)		77	82,780
Waste Pro USA, Inc., 5.50%, 02/15/26 (b)		509	449,498

			1,865,269

Equity Real Estate Investment Trusts (REITs) — 1.9%
Alexandria Real Estate Equities, Inc., 4.00%, 02/01/50		550	416,806
American Tower Corp.
2.90%, 01/15/30		1,584	1,341,435
2.70%, 04/15/31		63	51,279
4.05%, 03/15/32		243	216,706
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27 (b)		120	100,298
Crown Castle, Inc., 2.90%, 04/01/41		350	239,771
Digital Realty Trust LP, 5.55%, 01/15/28		85	85,562
Equinix, Inc.
3.20%, 11/18/29		151	131,434
3.90%, 04/15/32		241	214,115
ERP Operating LP, 4.50%, 06/01/45		1,155	970,891
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (b)		95	78,557
Healthpeak Properties, Inc., 4.00%, 06/01/25		2,000	1,947,625
Iron Mountain, Inc. (b)
5.00%, 07/15/28		21	18,862
5.25%, 07/15/30		66	57,354
5.63%, 07/15/32		108	93,595

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
LMIRT Capital Pte. Ltd., 7.25%, 06/19/24 (d)	USD	250	$165,000
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		28	23,535
4.63%, 08/01/29		571	435,436
3.50%, 03/15/31		889	609,395
Prologis LP, 4.63%, 01/15/33		1,000	968,067
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		226	204,532
4.50%, 02/15/29 (b)		69	59,519
RLJ Lodging Trust LP (b)
3.75%, 07/01/26		76	67,685
4.00%, 09/15/29		66	53,504
Simon Property Group LP, 4.75%, 03/15/42		1,670	1,432,035
Ventas Realty LP, 4.13%, 01/15/26		870	843,852
VICI Properties LP
4.75%, 02/15/28		31	29,409
4.95%, 02/15/30		138	131,365
VICI Properties LP/VICI Note Co., Inc., 3.88%, 02/15/29 (b)		34	29,799

			11,017,423

Food & Staples Retailing — 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons
LP/Albertsons LLC (b)
3.25%, 03/15/26		94	85,733
7.50%, 03/15/26		65	66,374
4.63%, 01/15/27		104	96,602
5.88%, 02/15/28		219	208,199
4.88%, 02/15/30 (e)		194	173,137
Bellis Acquisition Co. PLC, 3.25%, 02/16/26 (d)	GBP	100	98,167
Darling Ingredients, Inc., 6.00%, 06/15/30 (b)(e)	USD	297	290,317
Kraft Heinz Foods Co.
4.88%, 10/01/49		161	139,755
5.50%, 06/01/50		339	323,981
Lamb Weston Holdings, Inc. (b)
4.88%, 05/15/28		229	216,978
4.13%, 01/31/30		172	151,910
4.38%, 01/31/32 (e)		103	89,991
Ocado Group PLC, 3.88%, 10/08/26 (d)	GBP	100	93,089
Performance Food Group, Inc. (b)
5.50%, 10/15/27	USD	28	26,409
4.25%, 08/01/29		349	302,450
Post Holdings, Inc. (b)
5.50%, 12/15/29		22	19,908
4.63%, 04/15/30		159	137,176
4.50%, 09/15/31		28	23,539
U.S. Foods, Inc. (b)
4.75%, 02/15/29		290	257,497
4.63%, 06/01/30		27	23,777
United Natural Foods, Inc., 6.75%, 10/15/28 (b)		24	23,060

			2,848,049

Food Products — 0.4%
Aramark International Finance SARL, 3.13%, 04/01/25 (d)	EUR	100	102,228
Aramark Services, Inc. (b)
5.00%, 04/01/25	USD	32	31,225
6.38%, 05/01/25		14	13,828
5.00%, 02/01/28 (e)		413	385,302
BRF SA, 4.88%, 01/24/30 (d)		200	168,413
Chobani LLC/Chobani Finance Corp., Inc. (b)
7.50%, 04/15/25 (e)		791	770,236

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Chobani LLC/Chobani Finance Corp., Inc. (b) (continued)
4.63%, 11/15/28	USD	541	$471,000
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95% (a)(b)(g)		200	198,162
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31 (b)		233	190,338
Pilgrim’s Pride Corp., 3.50%, 03/01/32 (b)		117	91,553
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29 (b)		96	78,149

			2,500,434

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (b)		62	52,699

Health Care Equipment & Supplies — 0.4%
Avantor Funding, Inc. (b)
4.63%, 07/15/28 (e)		327	297,125
3.88%, 11/01/29		179	150,315
Becton Dickinson and Co., 4.30%, 08/22/32		750	702,017
Embecta Corp., 6.75%, 02/15/30 (b)		50	45,125
Garden Spinco Corp., 8.63%, 07/20/30 (b)		136	144,160
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,006,807

			2,345,549

Health Care Providers & Services — 2.0%
Acadia Healthcare Co., Inc. (b)
5.50%, 07/01/28		37	35,095
5.00%, 04/15/29		56	51,503
AdaptHealth LLC (b)
6.13%, 08/01/28		49	44,918
5.13%, 03/01/30		18	15,323
Aetna, Inc., 4.50%, 05/15/42		575	495,955
AHP Health Partners, Inc., 5.75%, 07/15/29 (b)		219	171,094
Cano Health LLC, 6.25%, 10/01/28 (b)		71	42,955
Centene Corp.
2.45%, 07/15/28		485	409,364
3.00%, 10/15/30		557	456,600
2.50%, 03/01/31		655	512,520
2.63%, 08/01/31		460	361,468
CHS/Community Health Systems, Inc. (b)
5.63%, 03/15/27		92	78,886
6.00%, 01/15/29 (e)		332	277,711
5.25%, 05/15/30		303	228,473
4.75%, 02/15/31		82	59,534
Elevance Health, Inc.
2.75%, 10/15/42		12	87,752
4.38%, 12/01/47		1,000	854,287
3.60%, 03/15/51		600	448,495
Encompass Health Corp.
4.50%, 02/01/28		10	9,084
4.75%, 02/01/30		336	295,056
4.63%, 04/01/31		141	121,192
HCA, Inc., 5.50%, 06/15/47		1,090	968,052
Legacy LifePoint Health LLC (b)
6.75%, 04/15/25		130	122,342
4.38%, 02/15/27		47	39,754
Medline Borrower LP (b)(e)
3.88%, 04/01/29		349	281,280

Security		Par (000)	Value

Health Care Providers & Services (continued)
Medline Borrower LP (b)(e) (continued)
5.25%, 10/01/29	USD	847	$672,747
Molina Healthcare, Inc. (b)
4.38%, 06/15/28 (e)		55	50,192
3.88%, 11/15/30		122	103,388
3.88%, 05/15/32 (e)		72	59,792
Northwell Healthcare, Inc., RB, 4.26%, 11/01/47		725	575,831
Surgery Center Holdings, Inc. (b)
6.75%, 07/01/25 (e)		189	186,308
10.00%, 04/15/27		255	259,462
Teleflex, Inc., 4.63%, 11/15/27		14	13,343
Tenet Healthcare Corp. (b)
4.63%, 09/01/24		98	95,183
4.88%, 01/01/26		330	312,062
6.25%, 02/01/27		123	118,143
5.13%, 11/01/27 (e)		363	337,677
4.63%, 06/15/28		55	49,211
6.13%, 10/01/28		122	109,229
4.25%, 06/01/29		34	29,454
6.13%, 06/15/30 (e)		243	231,530
UnitedHealth Group, Inc., 5.80%, 03/15/36 (e)		1,750	1,845,870

			11,518,115

Health Care Technology — 0.3%
AthenaHealth Group, Inc., 6.50%, 02/15/30 (b)(e)		1,048	772,305
Catalent Pharma Solutions, Inc. (b)
3.13%, 02/15/29		131	104,305
3.50%, 04/01/30		328	258,986
Charles River Laboratories International, Inc. (b)
4.25%, 05/01/28		67	61,705
3.75%, 03/15/29		23	20,341
Chrome Bidco SASU, 3.50%, 05/31/28 (d)	EUR	100	89,650
IQVIA, Inc. (b)
5.00%, 10/15/26	USD	280	267,358
5.00%, 05/15/27		266	253,578
Syneos Health, Inc., 3.63%, 01/15/29 (b)		131	104,321

			1,932,549

Hotels, Restaurants & Leisure — 1.8%
Accor SA, (5 year EUR Swap + 4.56%), 4.38% (a)(d)(g)	EUR	100	100,494
Boyd Gaming Corp.
4.75%, 12/01/27	USD	121	112,697
4.75%, 06/15/31 (b)(e)		219	190,530
Boyne USA, Inc., 4.75%, 05/15/29 (b)		233	206,215
Burger King (Restaurant Brands Int)/New Red Finance, Inc. (b)
3.88%, 01/15/28		84	75,142
4.38%, 01/15/28 (e)		214	191,617
4.00%, 10/15/30		101	81,791
Caesars Entertainment, Inc. (b)
6.25%, 07/01/25		728	707,380
8.13%, 07/01/27 (e)		876	860,714
4.63%, 10/15/29		433	352,380
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25 (b)		103	100,827
CDI Escrow Issuer, Inc., 5.75%, 04/01/30 (b)		393	352,297
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (b)		432	427,298

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Churchill Downs, Inc. (b)
5.50%, 04/01/27	USD	230	$217,938
4.75%, 01/15/28		202	180,764
Corvias Campus Living - USG LLC, 5.30%, 07/01/50 (c)		5,602	2,243,169
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (b)
4.63%, 01/15/29		156	132,013
6.75%, 01/15/30		46	37,104
Fortune Star BVI Ltd., 6.75%, 07/02/23 (d)		200	188,000
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 (b)		39	38,602
3.75%, 05/01/29 (b)		99	85,635
4.88%, 01/15/30 (e)		206	186,679
4.00%, 05/01/31 (b)		144	120,475
3.63%, 02/15/32 (b)		77	61,662
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		44	41,880
Melco Resorts Finance Ltd., 5.25%, 04/26/26 (d)		250	219,375
Merlin Entertainments Ltd., 5.75%, 06/15/26 (b)		200	187,247
MGM China Holdings Ltd., 5.88%, 05/15/26 (d)		450	416,756
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (b)		144	122,524
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (b)
5.63%, 09/01/29		63	46,456
5.88%, 09/01/31		79	55,885
Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, 11/01/26 (b)		121	107,496
Scientific Games International, Inc. (b)
8.63%, 07/01/25		136	138,747
7.00%, 05/15/28		100	95,391
7.25%, 11/15/29		96	92,160
Six Flags Theme Parks, Inc., 7.00%, 07/01/25 (b)		135	135,920
Station Casinos LLC (b)
4.50%, 02/15/28		123	106,934
4.63%, 12/01/31		155	124,337
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25 (d)	GBP	100	109,047
Vail Resorts, Inc., 6.25%, 05/15/25 (b)	USD	105	105,000
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28 (b)		104	93,309
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (b)(e)		125	112,809
Wynn Macau Ltd. (d)
4.88%, 10/01/24		200	187,900
5.50%, 10/01/27		200	173,250
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (b)(e)
7.75%, 04/15/25		163	162,096
5.13%, 10/01/29		480	411,422
Yum! Brands, Inc.
4.75%, 01/15/30 (b)		2	1,835
3.63%, 03/15/31		62	51,987
5.38%, 04/01/32		26	24,083
5.35%, 11/01/43		44	36,190

			10,611,459

Household Durables — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co. (b)
4.63%, 08/01/29		68	54,450

Security		Par (000)	Value

Household Durables (continued)
Ashton Woods USA LLC/Ashton Woods Finance Co. (b) (continued)
4.63%, 04/01/30	USD	98	$78,656
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (b)
5.00%, 06/15/29		141	110,173
4.88%, 02/15/30		143	111,493
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25 (b)		173	148,455
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26 (b)		147	141,120
Mattamy Group Corp., 4.63%, 03/01/30 (b)(e)		135	109,413
Meritage Homes Corp., 5.13%, 06/06/27		35	32,907
NCR Corp. (b)
5.00%, 10/01/28		73	62,235
5.13%, 04/15/29		91	76,105
6.13%, 09/01/29		57	53,298
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (b)(e)		223	129,217
Taylor Morrison Communities, Inc. (b)
5.88%, 06/15/27		119	114,254
5.13%, 08/01/30		37	32,051
Tempur Sealy International, Inc. (b)
4.00%, 04/15/29		137	115,102
3.88%, 10/15/31		111	87,138
Tri Pointe Homes, Inc., 5.25%, 06/01/27		28	24,996

			1,481,063

Household Products — 0.0%
Central Garden & Pet Co.
5.13%, 02/01/28		35	32,560
4.13%, 10/15/30		116	95,283
4.13%, 04/30/31 (b)		119	98,511

			226,354

Independent Power and Renewable Electricity Producers — 0.4%
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24 (d)		200	175,000
Calpine Corp. (b)
5.13%, 03/15/28		539	480,946
4.63%, 02/01/29		46	39,470
5.00%, 02/01/31		41	34,395
Clearway Energy Operating LLC (b)
4.75%, 03/15/28		124	114,445
3.75%, 01/15/32		203	163,177
Greenko Dutch BV, 3.85%, 03/29/26 (d)		191	165,693
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26 (d)		200	181,250
India Cleantech Energy, 4.70%, 08/10/26 (b)		237	202,421
NRG Energy, Inc.
5.75%, 01/15/28		45	42,240
5.25%, 06/15/29 (b)		73	64,440
3.63%, 02/15/31 (b)		215	163,442
3.88%, 02/15/32 (b)		73	54,827
SCC Power PLC (b)(h)
(4.00% PIK), 4.00%, 05/17/32		132	3,976
(8.00% Cash or 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28		245	83,367
TerraForm Power Operating LLC, 4.75%, 01/15/30 (b)		121	105,270

			2,074,359

Insurance — 4.3%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (b)		140	114,412

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (b)
4.25%, 10/15/27	USD	1,035	$926,975
6.75%, 10/15/27 (e)		1,419	1,275,482
5.88%, 11/01/29 (e)		1,379	1,134,090
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,431,550
Allstate Corp. (a)
(3 mo. LIBOR US + 2.12%), 6.50%, 05/15/67 (e)		1,750	1,706,250
Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53		2,000	1,880,000
AmWINS Group, Inc., 4.88%, 06/30/29 (b)		189	160,300
Aon Global Ltd.
3.88%, 12/15/25		1,445	1,408,780
4.60%, 06/14/44		500	426,885
Berkshire Hathaway Finance Corp., 4.40%, 05/15/42		500	456,017
Five Corners Funding Trust, 4.42%, 11/15/23 (b)(e)		2,050	2,032,342
Galaxy Bidco Ltd., 6.50%, 07/31/26 (d)	GBP	100	102,398
GTCR AP Finance, Inc., 8.00%, 05/15/27 (b)	USD	161	154,219
HUB International Ltd. (b)
7.00%, 05/01/26		938	918,293
5.63%, 12/01/29		35	30,568
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30		191	188,107
Liberty Mutual Group, Inc., 6.50%, 05/01/42 (b)		2,000	1,971,389
Marsh & McLennan Cos., Inc., 5.88%, 08/01/33		1,000	1,053,872
Progressive Corp., 3.00%, 03/15/32		750	651,207
Prudential Financial, Inc.
5.90%, 03/17/36		500	486,376
5.70%, 12/14/36 (e)		1,625	1,677,984
Ryan Specialty Group LLC, 4.38%, 02/01/30 (b)		92	79,662
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47 (b)		700	572,365
Voya Financial, Inc., (3 mo. LIBOR US + 3.58%), 5.65%, 05/15/53 (a)(e)		4,500	4,377,150

			25,216,673

Interactive Media & Services — 0.2%
Arches Buyer, Inc., 4.25%, 06/01/28 (b)		73	57,093
Cablevision Lightpath LLC (b)
3.88%, 09/15/27		220	181,311
5.63%, 09/15/28		400	297,171
iliad SA, 5.38%, 06/14/27 (d)	EUR	100	106,189
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. (b)
4.75%, 04/30/27	USD	328	288,595
6.00%, 02/15/28		147	113,820

			1,044,179

Internet Software & Services — 0.6%
ANGI Group LLC, 3.88%, 08/15/28 (b)		174	129,123
Booking Holdings, Inc., 0.75%, 05/01/25		34	45,285
Gen Digital, Inc., 7.13%, 09/30/30 (b)		164	161,130
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (b)
5.25%, 12/01/27		27	25,554
3.50%, 03/01/29		138	115,532
Match Group Holdings II LLC (b)
5.63%, 02/15/29		6	5,580
4.13%, 08/01/30		20	16,327
3.63%, 10/01/31 (e)		247	189,415

Security		Par (000)	Value

Internet Software & Services (continued)
Uber Technologies, Inc.
0.00%, 12/15/25 (f)	USD	884	$744,555
8.00%, 11/01/26 (b)		265	265,912
7.50%, 09/15/27 (b)(e)		788	788,552
6.25%, 01/15/28 (b)		190	182,400
4.50%, 08/15/29 (b)(e)		791	689,163

			3,358,528

IT Services — 0.8%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (b)		99	79,571
Booz Allen Hamilton, Inc. (b)
3.88%, 09/01/28		137	121,377
4.00%, 07/01/29		242	212,995
CA Magnum Holdings, 5.38%, 10/31/26 (b)		258	233,524
Camelot Finance SA, 4.50%, 11/01/26 (b)		238	223,066
Condor Merger Sub, Inc., 7.38%, 02/15/30 (b)		734	590,159
Dun & Bradstreet Corp., 5.00%, 12/15/29 (b)		473	404,776
Fair Isaac Corp., 4.00%, 06/15/28 (b)		322	292,217
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	775,123
Fiserv, Inc., 4.40%, 07/01/49		500	405,647
Gartner, Inc. (b)
4.50%, 07/01/28		189	176,210
3.75%, 10/01/30		50	43,098
KBR, Inc., 4.75%, 09/30/28 (b)		134	118,364
Science Applications International Corp., 4.88%, 04/01/28 (b)		73	67,525
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (b)		112	112,192
Twilio, Inc., 3.88%, 03/15/31		359	284,814
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (b)		874	734,494

			4,875,152

Leisure Products — 0.1%
Mattel, Inc.
3.75%, 04/01/29 (b)		49	43,038
6.20%, 10/01/40		218	188,169
5.45%, 11/01/41		149	121,285

			352,492

Machinery — 0.6%
ATS Corp., 4.13%, 12/15/28 (b)		71	61,256
Chart Industries, Inc.
7.50%, 01/01/30 (b)		425	427,248
9.50%, 01/01/31		66	67,690
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (b)(h)		241	213,285
Madison IAQ LLC, 5.88%, 06/30/29 (b)(e)		199	136,394
Mueller Water Products, Inc., 4.00%, 06/15/29 (b)		94	82,603
OT Merger Corp., 7.88%, 10/15/29 (b)		78	41,340
Stevens Holding Co., Inc., 6.13%, 10/01/26 (b)		90	90,225
Terex Corp., 5.00%, 05/15/29 (b)		205	184,244
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (b)		514	462,902
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (b)		400	326,606
TK Elevator Midco GmbH, 4.38%, 07/15/27 (d)	EUR	200	189,405
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (b)	USD	1,207	1,071,261

			3,354,459

Marine — 0.0%
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30		126	114,361

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media — 6.2%
Altice Financing SA
3.00%, 01/15/28 (d)	EUR	100	$84,351
5.75%, 08/15/29 (b)(e)	USD	1,251	983,990
Altice France Holding SA, 10.50%, 05/15/27 (b)		688	524,600
AMC Networks, Inc.
4.75%, 08/01/25		115	87,400
4.25%, 02/15/29		83	51,717
Bell Telephone Co. of Canada or Bell Canada, Series US-4, 3.65%, 03/17/51		335	242,244
Block Communications, Inc., 4.88%, 03/01/28 (b)		87	75,907
Cable One, Inc.
0.00%, 03/15/26 (f)		62	48,701
1.13%, 03/15/28		492	365,556
4.00%, 11/15/30 (b)(e)		199	156,158
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27 (b)		228	212,512
5.00%, 02/01/28 (b)		210	190,678
5.38%, 06/01/29 (b)		49	44,309
6.38%, 09/01/29 (b)(e)		517	485,846
4.75%, 03/01/30 (b)(e)		262	225,953
4.50%, 08/15/30 (b)(e)		269	222,236
4.25%, 02/01/31 (b)(e)		431	345,712
4.75%, 02/01/32 (b)		492	398,864
4.50%, 05/01/32		206	163,976
4.50%, 06/01/33 (b)(e)		227	174,161
4.25%, 01/15/34 (b)		936	690,810
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/25		4,700	4,606,475
4.40%, 04/01/33		535	457,778
5.38%, 05/01/47 (e)		1,100	862,887
4.80%, 03/01/50 (e)		1,000	725,949
Clear Channel International BV, 6.63%, 08/01/25 (b)(e)		256	244,276
Clear Channel Outdoor Holdings, Inc. (b)
5.13%, 08/15/27 (e)		1,043	903,759
7.75%, 04/15/28		775	565,757
7.50%, 06/01/29		847	621,927
CMG Media Corp., 8.88%, 12/15/27 (b)		478	359,791
Comcast Corp.
6.45%, 03/15/37 (e)		790	867,847
4.60%, 08/15/45		2,000	1,764,807
4.70%, 10/15/48 (e)		3,000	2,679,584
Connect Finco SARL/Connect U.S. Finco LLC,
6.75%, 10/01/26 (b)		1,055	977,731
CSC Holdings LLC
5.25%, 06/01/24 (e)		276	256,960
4.13%, 12/01/30 (b)(e)		600	423,498
4.50%, 11/15/31 (b)		813	564,071
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/27 (b)(e)		299	267,503
Discovery Communications LLC, 3.45%, 03/15/25		210	199,195
DISH DBS Corp.
7.75%, 07/01/26 (e)		343	276,592
5.25%, 12/01/26 (b)		654	550,887
5.75%, 12/01/28 (b)		686	547,514
5.13%, 06/01/29		79	50,964
Frontier Communications Holdings LLC (b)
5.88%, 10/15/27 (e)		152	141,143
5.00%, 05/01/28		520	453,450
6.75%, 05/01/29 (e)		249	205,988
6.00%, 01/15/30		157	123,335

Security		Par (000)	Value

Media (continued)
Frontier Communications Holdings LLC (b) (continued)
8.75%, 05/15/30	USD	446	$453,470
GCI LLC, 4.75%, 10/15/28 (b)		72	60,486
iHeartCommunications, Inc.
6.38%, 05/01/26		91	84,058
5.25%, 08/15/27 (b)		66	55,907
4.75%, 01/15/28 (b)		50	40,717
Iliad Holding SASU (b)
6.50%, 10/15/26 (e)		529	490,623
7.00%, 10/15/28		802	724,840
Lamar Media Corp., 3.75%, 02/15/28		38	34,014
LCPR Senior Secured Financing DAC, 5.13%, 07/15/29 (b)		673	557,519
Liberty Broadband Corp. (b)
1.25%, 09/30/50		279	269,235
2.75%, 09/30/50		379	369,128
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (b)(h)		167	49,028
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (b)		510	295,696
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (b)		200	143,225
Live Nation Entertainment, Inc. (b)
4.88%, 11/01/24		21	20,333
6.50%, 05/15/27 (e)		631	617,465
4.75%, 10/15/27 (e)		339	301,820
3.75%, 01/15/28		132	112,474
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (d)	EUR	100	95,538
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (b)	USD	108	97,782
Network i2i Ltd., (5 year CMT + 4.27%), 5.65% (a)(d)(g)		400	379,700
Outfront Media Capital LLC/Outfront Media Capital Corp. (b)
5.00%, 08/15/27 (e)		191	171,947
4.25%, 01/15/29		141	116,992
4.63%, 03/15/30		26	21,510
Paramount Global, 5.85%, 09/01/43		645	535,599
Radiate Holdco LLC/Radiate Finance, Inc. (b)
4.50%, 09/15/26		355	260,818
6.50%, 09/15/28		776	325,156
Sable International Finance Ltd., 5.75%, 09/07/27 (b)		200	184,750
Sinclair Television Group, Inc., 4.13%, 12/01/30 (b)(e)		666	499,291
Sirius XM Radio, Inc. (b)
3.13%, 09/01/26 (e)		331	293,908
5.00%, 08/01/27		261	241,258
4.00%, 07/15/28		96	83,549
4.13%, 07/01/30		57	47,037
3.88%, 09/01/31		185	144,331
Stagwell Global LLC, 5.63%, 08/15/29 (b)		69	56,896
Summer BC Holdco B SARL, 5.75%, 10/31/26 (d)	EUR	100	90,052
TCI Communications, Inc., 7.88%, 02/15/26	USD	610	660,338
Univision Communications, Inc. (b)
5.13%, 02/15/25		52	49,524
6.63%, 06/01/27		70	67,537
7.38%, 06/30/30		144	137,621
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)		303	252,034
Videotron Ltd., 3.63%, 06/15/29 (b)		178	149,965
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (b)		307	268,351
VZ Secured Financing BV, 3.50%, 01/15/32 (d)	EUR	100	83,495
Walt Disney Co., 7.63%, 11/30/28	USD	385	434,354
Warnermedia Holdings, Inc., 4.28%, 03/15/32 (b)(e)		534	439,890

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
WMG Acquisition Corp., 3.88%, 07/15/30 (b)	USD	37	$31,870
Ziggo Bond Co. BV, 6.00%, 01/15/27 (b)(e)		150	139,563
Ziggo BV, 4.88%, 01/15/30 (b)		200	167,354

			36,683,397

Metals & Mining — 1.2%
ABJA Investment Co. Pte. Ltd. (d)
5.95%, 07/31/24		250	249,063
5.45%, 01/24/28		200	193,500
Arconic Corp. (b)
6.00%, 05/15/25		89	87,496
6.13%, 02/15/28		393	368,738
ATI, Inc.
5.88%, 12/01/27		12	11,475
4.88%, 10/01/29		68	60,094
5.13%, 10/01/31		187	164,672
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (b)		941	896,515
Carpenter Technology Corp.
6.38%, 07/15/28		154	146,459
7.63%, 03/15/30		151	151,360
Commercial Metals Co.
4.13%, 01/15/30		48	42,473
4.38%, 03/15/32		51	44,366
Constellium SE
4.25%, 02/15/26 (d)	EUR	100	102,603
5.63%, 06/15/28 (b)	USD	250	231,055
3.75%, 04/15/29 (b)		1,091	886,369
JSW Steel Ltd., 5.95%, 04/18/24 (d)		200	197,500
Kaiser Aluminum Corp. (b)
4.63%, 03/01/28		119	103,842
4.50%, 06/01/31		535	430,006
New Gold, Inc., 7.50%, 07/15/27 (b)		470	412,450
Novelis Corp. (b)
3.25%, 11/15/26 (e)		595	533,423
4.75%, 01/30/30 (e)		534	473,426
3.88%, 08/15/31		528	431,055
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29 (d)	EUR	100	90,922
Rio Tinto Finance USA PLC, 4.75%, 03/22/42	USD	400	373,040
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (b)		82	70,905
Stillwater Mining Co., 4.00%, 11/16/26 (d)		200	175,788
Vedanta Resources Finance II PLC, 13.88%, 01/21/24 (d)		200	173,413

			7,102,008

Multiline Retail — 0.0%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (b)		112	104,974

Multi-Utilities — 0.2%
Edison International, 6.95%, 11/15/29		75	78,321
KeySpan Gas East Corp., 5.82%, 04/01/41 (b)		1,010	972,260
TransAlta Corp., 7.75%, 11/15/29		77	78,639

			1,129,220

Offshore Drilling & Other Services — 0.3%
Entegris Escrow Corp., 4.75%, 04/15/29 (b)		1,279	1,166,368
Entegris, Inc. (b)
4.38%, 04/15/28		294	259,965

Security		Par (000)	Value

Offshore Drilling & Other Services (continued)
Entegris, Inc. (b) (continued)
3.63%, 05/01/29	USD	79	$64,325
KLA Corp., 3.30%, 03/01/50		500	362,072

			1,852,730

Oil, Gas & Consumable Fuels — 8.7%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (b)		559	554,498
Antero Midstream Partners LP/Antero Midstream Finance Corp. (b)
5.75%, 03/01/27		203	191,908
5.75%, 01/15/28		39	36,177
5.38%, 06/15/29		140	127,994
Antero Resources Corp., 7.63%, 02/01/29 (b)		83	83,457
Apache Corp.
4.25%, 01/15/30		133	117,693
5.10%, 09/01/40		202	167,400
5.35%, 07/01/49		97	78,366
Arcosa, Inc., 4.38%, 04/15/29 (b)		238	206,389
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b)
9.00%, 11/01/27		648	797,040
5.88%, 06/30/29		152	135,528
Buckeye Partners LP
4.13%, 03/01/25 (b)		179	170,480
5.85%, 11/15/43		94	70,037
5.60%, 10/15/44		59	43,082
Burlington Resources LLC, 5.95%, 10/15/36 (e)		685	705,386
Callon Petroleum Co.
6.38%, 07/01/26		80	74,564
8.00%, 08/01/28 (b)(e)		407	387,986
7.50%, 06/15/30 (b)		375	343,125
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31 (d)	EUR	100	77,168
Cheniere Energy Partners LP
4.50%, 10/01/29 (e)	USD	870	782,323
4.00%, 03/01/31		470	400,139
3.25%, 01/31/32		625	496,692
Chesapeake Energy Corp. (b)
5.88%, 02/01/29		28	26,530
6.75%, 04/15/29		319	310,578
Civitas Resources, Inc., 5.00%, 10/15/26 (b)		60	54,855
CNX Midstream Partners LP, 4.75%, 04/15/30 (b)		66	54,164
CNX Resources Corp.
2.25%, 05/01/26		226	331,316
6.00%, 01/15/29 (b)		74	68,091
7.38%, 01/15/31 (b)		149	142,815
Colgate Energy Partners III LLC (b)
7.75%, 02/15/26		312	302,652
5.88%, 07/01/29		421	361,580
Comstock Resources, Inc. (b)(e)
6.75%, 03/01/29		472	425,980
5.88%, 01/15/30		537	461,659
ConocoPhillips, 6.50%, 02/01/39		600	672,316
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (b)		1,000	873,510
Crescent Energy Finance LLC, 7.25%, 05/01/26 (b)		496	467,401
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (b)
5.63%, 05/01/27		34	31,620
6.00%, 02/01/29		188	172,492

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (b) (continued)
8.00%, 04/01/29	USD	59	$58,710
CrownRock LP/CrownRock Finance, Inc. (b)
5.63%, 10/15/25		673	649,445
5.00%, 05/01/29		29	26,057
DCP Midstream Operating LP
5.63%, 07/15/27		35	34,719
6.45%, 11/03/36 (b)		106	103,872
6.75%, 09/15/37 (b)		172	173,374
Devon Energy Corp.
5.85%, 12/15/25		1,000	1,018,049
4.75%, 05/15/42		300	253,946
Diamondback Energy, Inc., 6.25%, 03/15/33		556	564,321
DT Midstream, Inc. (b)
4.13%, 06/15/29 (e)		260	223,369
4.38%, 06/15/31		409	343,110
Dycom Industries, Inc., 4.50%, 04/15/29 (b)		80	69,632
Earthstone Energy Holdings LLC, 8.00%,
04/15/27 (b)(e)		243	232,466
Ecopetrol SA
4.13%, 01/16/25		188	178,694
4.63%, 11/02/31		130	99,125
eG Global Finance PLC (b)
6.75%, 02/07/25		241	210,400
8.50%, 10/30/25		200	186,325
EIG Pearl Holdings SARL, 3.55%, 08/31/36 (b)		208	174,434
El Paso Natural Gas Co. LLC, 3.50%, 02/15/32 (b)		101	84,680
Enbridge, Inc. (a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78		1,935	1,760,422
Series 20-A, (5 year CMT + 5.31%), 5.75%, 07/15/80		950	859,007
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28 (b)		239	228,847
Energy Transfer LP
4.05%, 03/15/25		500	484,297
4.75%, 01/15/26		1,250	1,217,523
3.90%, 07/15/26		310	292,892
5.55%, 02/15/28		115	114,072
3.75%, 05/15/30		642	566,042
5.75%, 02/15/33		130	127,187
5.30%, 04/15/47		540	449,274
Series H, (5 year CMT + 5.69%), 6.50% (a)(e)(g)		473	406,780
EnLink Midstream LLC
5.63%, 01/15/28 (b)		235	223,837
5.38%, 06/01/29		327	302,566
6.50%, 09/01/30 (b)		164	162,311
EnLink Midstream Partners LP
4.15%, 06/01/25		4	3,780
4.85%, 07/15/26		67	62,982
5.60%, 04/01/44		155	127,839
5.05%, 04/01/45		33	25,008
5.45%, 06/01/47		42	33,737
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,433,349
EOG Resources, Inc., 5.10%, 01/15/36		200	189,953
EQM Midstream Partners LP
6.00%, 07/01/25 (b)		89	85,885
4.13%, 12/01/26		68	60,482
6.50%, 07/01/27 (b)		245	234,159
4.50%, 01/15/29 (b)		13	10,919
7.50%, 06/01/30 (b)		57	54,921

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP (continued)
4.75%, 01/15/31 (b)(e)	USD	348	$284,490
EQT Corp., 1.75%, 05/01/26		55	127,710
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25		72	68,811
7.75%, 02/01/28		97	89,287
Gulfport Energy Corp., 8.00%, 05/17/26 (b)		25	24,375
Harvest Midstream I LP, 7.50%, 09/01/28 (b)		40	38,178
Hess Corp., 4.30%, 04/01/27		1,100	1,050,559
Hess Midstream Operations LP, 4.25%, 02/15/30 (b)		162	138,497
Hilcorp Energy I LP/Hilcorp Finance Co. (b)
6.25%, 11/01/28		70	63,350
5.75%, 02/01/29		146	129,950
6.00%, 04/15/30		12	10,671
6.00%, 02/01/31		11	9,488
6.25%, 04/15/32		5	4,315
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26 (d)		200	186,750
HTA Group Ltd., 7.00%, 12/18/25 (b)		200	183,600
IHS Holding Ltd., 6.25%, 11/29/28 (b)		200	160,788
Impulsora Pipeline LLC, 6.05%, 12/31/42 (a)(c)		1,637	1,438,181
ITT Holdings LLC, 6.50%, 08/01/29 (b)		232	195,376
Kinder Morgan, Inc.
4.80%, 02/01/33		276	255,884
5.05%, 02/15/46 (e)		1,400	1,187,349
Kinetik Holdings LP, 5.88%, 06/15/30 (b)(e)		378	354,482
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (b)		22	21,120
Marathon Petroleum Corp., 6.50%, 03/01/41		1,150	1,181,304
Matador Resources Co., 5.88%, 09/15/26		413	397,083
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26 (d)		288	273,240
MPLX LP, 4.25%, 12/01/27		250	236,230
Murphy Oil Corp.
5.75%, 08/15/25		9	8,843
5.88%, 12/01/27		40	38,492
6.13%, 12/01/42		18	14,040
Murphy Oil USA, Inc., 4.75%, 09/15/29		95	86,928
Nabors Industries Ltd. (b)
7.25%, 01/15/26		140	131,936
7.50%, 01/15/28		170	155,532
Nabors Industries, Inc.
5.75%, 02/01/25		468	446,289
7.38%, 05/15/27 (b)(e)		226	218,925
New Fortress Energy, Inc. (b)
6.75%, 09/15/25		625	591,125
6.50%, 09/30/26		928	861,834
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (b)(e)		115	102,395
NGPL PipeCo LLC, 7.77%, 12/15/37 (b)		138	143,591
Northern Oil & Gas, Inc., 8.13%, 03/01/28 (b)		660	633,728
NuStar Logistics LP
6.00%, 06/01/26		99	95,328
6.38%, 10/01/30		17	15,719
Occidental Petroleum Corp.
6.95%, 07/01/24		20	20,380
5.88%, 09/01/25		79	78,714
8.88%, 07/15/30		67	75,643
6.63%, 09/01/30		666	688,231
7.50%, 05/01/31		64	68,382
6.45%, 09/15/36		103	105,060
6.20%, 03/15/40		489	478,533
6.60%, 03/15/46		44	45,276

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Oil & Gas Holding Co. BSCC, 7.63%, 11/07/24 (d)	USD	200	$203,288
ONEOK, Inc., 4.35%, 03/15/29		198	182,990
OQ SAOC, 5.13%, 05/06/28 (b)		200	188,600
PDC Energy, Inc.
6.13%, 09/15/24		58	57,669
5.75%, 05/15/26		164	156,549
Permian Resources Operating LLC
6.88%, 04/01/27 (b)		31	29,209
3.25%, 04/01/28		95	160,408
Pertamina Persero PT, 3.65%, 07/30/29 (d)		239	218,114
Petroleos Mexicanos
6.50%, 03/13/27		212	192,655
8.75%, 06/02/29 (e)		204	191,057
5.95%, 01/28/31		245	185,220
6.70%, 02/16/32		235	184,181
6.38%, 01/23/45		48	29,628
Pioneer Natural Resources Co., 0.25%, 05/15/25		62	144,584
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29		116	100,580
3.80%, 09/15/30		198	172,078
Precision Drilling Corp., 6.88%, 01/15/29 (b)		9	8,379
Puma International Financing SA, 5.13%, 10/06/24 (b)		200	185,000
Range Resources Corp.
4.88%, 05/15/25		10	9,499
4.75%, 02/15/30 (b)		12	10,573
Rockcliff Energy II LLC, 5.50%, 10/15/29 (b)		257	235,142
Rockies Express Pipeline LLC, 4.95%, 07/15/29 (b)		36	32,305
Sabine Pass Liquefaction LLC
5.88%, 06/30/26		1,750	1,770,723
5.90%, 09/15/37		100	100,069
SM Energy Co.
5.63%, 06/01/25		38	36,480
6.75%, 09/15/26		85	82,522
6.63%, 01/15/27		14	13,485
6.50%, 07/15/28		66	63,279
Southwestern Energy Co.
5.38%, 02/01/29		232	215,078
4.75%, 02/01/32		109	93,150
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,025,479
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		38	37,419
5.88%, 03/15/28		4	3,788
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)
6.00%, 03/01/27		29	27,075
5.50%, 01/15/28		24	21,284
6.00%, 12/31/30		20	17,295
6.00%, 09/01/31		88	75,661
Tap Rock Resources LLC, 7.00%, 10/01/26 (b)		519	482,722
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.88%, 01/15/29		373	375,968
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	455,642
Transocean, Inc., 11.50%, 01/30/27 (b)		81	81,203
Venture Global Calcasieu Pass LLC (b)
3.88%, 08/15/29		590	516,250
4.13%, 08/15/31		564	480,525
3.88%, 11/01/33		1,367	1,116,702
Vermilion Energy, Inc., 6.88%, 05/01/30 (b)		108	98,559
Vivo Energy Investments BV, 5.13%, 09/24/27 (b)		200	178,225

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Western Midstream Operating LP
4.75%, 08/15/28	USD	25	$22,832
5.45%, 04/01/44		229	190,235
5.30%, 03/01/48		75	61,667
5.50%, 08/15/48		69	57,268
5.50%, 02/01/50		678	558,536
Williams Cos., Inc.
3.90%, 01/15/25		1,150	1,119,905
4.00%, 09/15/25		750	728,975

			51,209,491

Pharmaceuticals — 2.3%
AbbVie, Inc.
3.80%, 03/15/25		3,250	3,167,481
3.60%, 05/14/25		870	843,158
3.20%, 05/14/26		500	473,414
4.55%, 03/15/35		2,140	2,001,069
4.45%, 05/14/46		2,095	1,800,507
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27 (d)	EUR	100	93,450
CVS Health Corp.
5.13%, 07/20/45	USD	700	637,983
5.05%, 03/25/48 (e)		1,821	1,634,429
Elanco Animal Health, Inc., 6.40%, 08/28/28		2	1,903
Gruenenthal GmbH, 4.13%, 05/15/28 (d)	EUR	100	96,073
Jazz Securities DAC, 4.38%, 01/15/29 (b)	USD	200	178,230
Option Care Health, Inc., 4.38%, 10/31/29 (b)		166	145,202
Organon & Co./Organon Foreign Debt Co.-Issuer BV (b)
4.13%, 04/30/28		240	212,496
5.13%, 04/30/31 (e)		387	335,096
PRA Health Sciences, Inc., 2.88%, 07/15/26 (b)(e)		400	362,021
Prestige Brands, Inc., 3.75%, 04/01/31 (b)		101	83,292
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25	EUR	100	105,024
Teva Pharmaceutical Finance Netherlands III BV
7.13%, 01/31/25	USD	200	197,288
4.75%, 05/09/27		200	180,225
Utah Acquisition Sub, Inc., 3.95%, 06/15/26		750	701,149

			13,249,490

Real Estate — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.50%, 01/15/28 (b)		68	62,399

Real Estate Management & Development — 0.5%
Adler Group SA, 2.75%, 11/13/26 (d)(j)(k)	EUR	100	42,283
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26 (b)	USD	200	181,100
China SCE Group Holdings Ltd., 7.38%, 04/09/24 (d)		200	98,000
CIFI Holdings Group Co. Ltd., 6.45%, 11/07/24 (d)(j)(k)		200	50,162
Country Garden Holdings Co. Ltd., 6.50%, 04/08/24 (d)		200	149,600
DIC Asset AG, 2.25%, 09/22/26 (d)	EUR	100	61,016
Easy Tactic Ltd., (6.50% Cash or 7.50% PIK), 7.50%, 07/11/27 (h)	USD	210	42,378
Fantasia Holdings Group Co. Ltd. (d)(j)(k)
11.75%, 04/17/22		200	15,500
10.88%, 01/09/23		307	23,793
11.88%, 06/01/23		400	31,000
9.25%, 07/28/23		300	23,250
Global Prime Capital Pte. Ltd., 5.95%, 01/23/25 (d)		200	189,350
Howard Hughes Corp. (b)
4.13%, 02/01/29		74	61,975

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Howard Hughes Corp. (b) (continued)
4.38%, 02/01/31	USD	80	$64,726
MAF Sukuk Ltd. (d)
4.64%, 05/14/29		200	194,037
3.93%, 02/28/30		200	185,100
Modern Land China Co. Ltd., 9.80%, 04/11/23 (d)(j)(k)		200	11,500
Realogy Group LLC/Realogy Co.-Issuer Corp. (b)
5.75%, 01/15/29		180	136,150
5.25%, 04/15/30		91	66,385
Ronshine China Holdings Ltd., 7.35%, 12/15/23 (d)(j)(k)		200	10,000
Starwood Property Trust, Inc., 4.38%, 01/15/27 (b)		52	45,504
Theta Capital Pte. Ltd., 8.13%, 01/22/25 (d)		200	150,787
VICI Properties LP, 5.13%, 05/15/32		439	406,492
Wanda Properties Overseas Ltd., 6.88%, 07/23/23 (d)		200	189,000
Yanlord Land HK Co. Ltd., 6.75%, 04/23/23 (d)		250	247,500
Yuzhou Group Holdings Co. Ltd. (d)(j)(k)
7.70%, 02/20/25		263	23,013
7.38%, 01/13/26		200	17,500
Zhenro Properties Group Ltd., 7.88%, 04/14/24 (d)(j)(k)		200	5,000

			2,722,101

Road & Rail — 1.3%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40		1,890	1,977,320
CSX Corp., 4.75%, 05/30/42		350	319,301
Danaos Corp., 8.50%, 03/01/28 (b)		100	96,000
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34 (b)(e)		2,365	2,291,305
Norfolk Southern Corp., 3.00%, 03/15/32		1,250	1,067,210
Seaspan Corp., 5.50%, 08/01/29 (b)		205	155,349
Union Pacific Corp., 3.84%, 03/20/60		800	617,985
United Rentals North America, Inc., 6.00%, 12/15/29		1,110	1,103,062

			7,627,532

Semiconductors & Semiconductor Equipment — 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	2,695,787
Broadcom, Inc.
4.11%, 09/15/28		103	95,789
4.15%, 11/15/30		61	54,665
2.45%, 02/15/31 (b)		120	94,514
4.30%, 11/15/32		466	410,705
2.60%, 02/15/33 (b)		153	114,841
3.42%, 04/15/33 (b)		287	230,090
3.47%, 04/15/34 (b)		7	5,584
3.14%, 11/15/35 (b)		162	119,113
Marvell Technology, Inc., 2.95%, 04/15/31		230	184,998
Microchip Technology, Inc.
0.13%, 11/15/24		110	117,975
1.63%, 02/15/25		21	65,421
Qorvo, Inc., 4.38%, 10/15/29		116	102,572
QUALCOMM, Inc., 4.65%, 05/20/35		250	242,750
Sensata Technologies BV (b)
5.00%, 10/01/25		70	68,363
4.00%, 04/15/29		53	45,713
5.88%, 09/01/30		200	189,545
Sensata Technologies, Inc. (b)
4.38%, 02/15/30		479	416,972
3.75%, 02/15/31		13	10,694
Synaptics, Inc., 4.00%, 06/15/29 (b)		151	127,225

			5,393,316

Security		Par (000)	Value

Software — 2.5%
ACI Worldwide, Inc., 5.75%, 08/15/26 (b)	USD	262	$253,813
Black Knight InfoServ LLC, 3.63%, 09/01/28 (b)		255	221,213
Boxer Parent Co., Inc.
6.50%, 10/02/25 (d)	EUR	100	101,636
7.13%, 10/02/25 (b)	USD	187	181,860
9.13%, 03/01/26 (b)		948	894,357
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29 (b)		563	550,683
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29 (b)		1,794	1,511,053
Elastic NV, 4.13%, 07/15/29 (b)		254	205,156
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28 (b)		200	151,995
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (b)		76	63,133
Microsoft Corp., 3.50%, 11/15/42 (e)		4,000	3,351,611
MicroStrategy, Inc., 6.13%, 06/15/28 (b)(e)		305	218,090
MSCI, Inc. (b)
4.00%, 11/15/29		51	44,423
3.63%, 09/01/30		81	67,331
3.88%, 02/15/31		14	11,640
3.63%, 11/01/31		96	79,390
Open Text Corp., 6.90%, 12/01/27		590	590,000
Oracle Corp.
6.15%, 11/09/29		380	394,427
2.95%, 04/01/30		215	183,309
2.88%, 03/25/31		329	272,783
6.25%, 11/09/32 (e)		556	581,921
5.38%, 07/15/40 (e)		3,025	2,775,872
4.00%, 11/15/47		400	292,358
3.60%, 04/01/50		1,250	841,583
PTC, Inc., 4.00%, 02/15/28 (b)		35	31,501
SS&C Technologies, Inc., 5.50%, 09/30/27 (b)		576	539,364
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (b)		189	130,168

			14,540,670

Specialty Retail (b) — 0.1%
Arko Corp., 5.13%, 11/15/29		123	96,579
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29 (e)		493	463,022
Staples, Inc., 7.50%, 04/15/26		157	135,127

			694,728

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc., 4.65%, 02/23/46 (e)		2,400	2,272,139
Coherent Corp., 5.00%, 12/15/29 (b)		574	495,035

			2,767,174

Textiles, Apparel & Luxury Goods (b) — 0.0%
Crocs, Inc.
4.25%, 03/15/29		15	12,707
4.13%, 08/15/31		99	80,680
Kontoor Brands, Inc., 4.13%, 11/15/29		67	54,679
Levi Strauss & Co., 3.50%, 03/01/31		154	122,228

			270,294

Thrifts & Mortgage Finance (b) — 0.1%
Home Point Capital, Inc., 5.00%, 02/01/26		116	80,213
Nationstar Mortgage Holdings, Inc. 6.00%, 01/15/27		33	29,535

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Thrifts & Mortgage Finance (continued)
Nationstar Mortgage Holdings, Inc. (continued)
5.13%, 12/15/30	USD	69	$53,291
5.75%, 11/15/31		78	60,645
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 2.88%, 10/15/26 (e)		302	258,863

			482,547

Tobacco — 0.9%
Altria Group, Inc.
5.38%, 01/31/44 (e)		2,000	1,762,799
3.88%, 09/16/46		1,250	835,808
Reynolds American, Inc.
4.45%, 06/12/25		635	621,194
7.00%, 08/04/41		1,000	988,334
5.85%, 08/15/45		1,500	1,277,695

			5,485,830

Transportation — 0.0%
XPO Escrow Sub LLC, 7.50%, 11/15/27		75	75,894

Transportation Infrastructure — 0.5%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29 (b)		200	193,750
DP World Salaam, (5 year CMT + 5.75%), 6.00% (a)(d)(g)		200	197,500
FedEx Corp., 4.75%, 11/15/45		1,250	1,055,424
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27 (d)		200	172,100
i-595 Express LLC, 3.31%, 12/31/31 (a)(c)		712	652,108
Transurban Finance Co. Pty. Ltd., 4.13%, 02/02/26 (b)		580	557,100

			2,827,982

Utilities — 1.5%
American Water Capital Corp., 4.45%, 06/01/32		750	717,531
Consensus Cloud Solutions, Inc. (b)
6.00%, 10/15/26		48	44,891
6.50%, 10/15/28		45	41,390
Electricite de France SA (b)
5.60%, 01/27/40		2,800	2,554,198
(10 year USD Swap + 3.71%), 5.25% (a)(g)		4,200	4,185,602
FEL Energy VI SARL, 5.75%, 12/01/40		185	157,453
Genneia SA, 8.75%, 09/02/27 (b)		92	89,296
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (d)		576	478,008
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28 (b)		69	61,868
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33 (d)		211	198,858
Thames Water Kemble Finance PLC, 4.63%, 05/19/26 (d)	GBP	168	171,228
Vistra Operations Co. LLC (b)
5.50%, 09/01/26	USD	12	11,561
5.00%, 07/31/27		12	11,137
4.38%, 05/01/29		58	49,974

			8,772,995

Wireless Telecommunication Services — 1.2%
Altice France SA/France, 5.13%, 07/15/29 (b)		544	407,860
Crown Castle, Inc.
4.30%, 02/15/29		151	142,595
3.10%, 11/15/29		1,000	871,646
Kenbourne Invest SA, 6.88%, 11/26/24 (b)		210	198,358
Millicom International Cellular SA, 4.50%, 04/27/31 (b)		200	167,913

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Rogers Communications, Inc., 7.50%, 08/15/38	USD	2,325	$2,579,278
SBA Communications Corp.
3.13%, 02/01/29		321	266,908
3.88%, 02/15/27		367	331,590
Sprint LLC, 7.63%, 03/01/26		234	246,240
T-Mobile USA, Inc., 4.50%, 04/15/50		500	411,069
VICI Properties LP/VICI Note Co., Inc. (b)
5.63%, 05/01/24		37	36,640
3.50%, 02/15/25		75	70,712
4.63%, 06/15/25		33	31,639
4.50%, 09/01/26		6	5,647
4.25%, 12/01/26		73	68,103
4.63%, 12/01/29		378	343,980
4.13%, 08/15/30		267	233,669
Vmed O2 U.K. Financing I PLC
4.50%, 07/15/31 (d)	GBP	100	91,892
4.75%, 07/15/31 (b)(e)	USD	252	204,712
Vodafone Group PLC, 4.25%, 09/17/50		700	533,802

			7,244,253

Total Corporate Bonds — 74.3% (Cost: $484,434,319)			436,724,940

Floating Rate Loan Interests (a)

Aerospace & Defense — 0.2%
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, (6 mo. LIBOR + 3.75%, 0.50% Floor), 7.06%, 08/03/29		52	50,314
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 12.09%, 02/01/29		404	383,605
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/01/28		538	524,379

			958,298

Air Freight & Logistics — 0.0%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.49%, 04/06/28		76	69,574
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 12/15/28		227	188,749

			258,323

Airlines — 0.2%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.99%, 04/20/28		433	430,413
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 8.13%, 08/11/28		236	231,989
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 10.00%, 06/21/27		126	129,916
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.11%, 04/21/28		431	425,089

			1,217,407

Auto Components — 0.0%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/30/26		69	67,440

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks — 0.1%
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 9.38%, 08/02/27	USD	629	$611,401

Beverages — 0.0%
Naked Juice LLC, 2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 10.68%, 01/24/30		20	15,731

Capital Markets — 0.1%
Ascensus Holdings, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 0.50% Floor), 10.25%, 08/02/29		122	105,880
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. SOFR CME + 3.75%, 1.00% Floor), 8.07%, 04/09/27		104	96,939
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 11.13%, 04/07/28		145	137,388

			340,207

Chemicals — 0.1%
Arc Falcon I, Inc.
2021 Delayed Draw Term Loan, 0.00%, 10/02/28		16	14,184
2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 09/30/28		110	96,188
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (6 mo. SOFR CME + 4.75%, 0.75% Floor), 8.83%, 08/27/26		249	233,008
Discovery Purchaser Corp., Term Loan, (3 mo. SOFR CME + 4.33%, 0.50% Floor), 7.97%, 10/04/29		362	329,148
W.R. Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.50%, 09/22/28		211	206,522

			879,050

Commercial Services & Supplies — 0.1%
Propulsion BC Newco. LLC, Term Loan, (3 mo. SOFR CME + 4.00%, 0.50% Floor), 8.58%, 09/14/29		138	133,860
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 8.38%, 08/27/25		628	623,045

			756,905

Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 8.49%, 06/21/24		1,330	1,187,043

Construction Materials — 0.0%
BCPE Empire Holdings, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 4.63%, 0.50% Floor), 9.05%, 06/11/26		27	25,994

Containers & Packaging — 0.1%
Clydesdale Acquisition Holdings, Inc., Term Loan B, (1 mo. SOFR CME + 4.13%, 0.50% Floor), 8.60%, 04/13/29		111	105,915
Mauser Packaging Solutions Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.37%, 04/03/24		205	199,586

			305,501

Diversified Consumer Services — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, (3 mo. LIBOR + 4.00%), 8.33%, 01/29/27		41	39,960

Security		Par (000)		Value

Diversified Consumer Services (continued)
Ascend Learning LLC, 2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 12/10/29	USD	83		$70,862
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%, 0.50% Floor), 8.58%, 01/15/27		112		109,238
TruGreen LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%, 0.75% Floor), 13.43%, 11/02/28 (c)		106		77,380

				297,440

Diversified Financial Services — 0.2%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 4.00%, 0.50% Floor), 8.73%, 02/16/28		66		64,446
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 8.88%, 07/31/26		—	(l)	33
Delta TopCo, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.15%, 12/01/27		114		104,878
EP Purchaser LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 11/06/28		101		100,025
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 10/01/27		331		309,737
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 09/21/29		18		17,306
2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 09/23/28		65		64,593
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 09/25/26		39		31,223
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 9.73%, 09/01/25		185		129,620
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 8.07%, 10/19/27		299		288,786

				1,110,647

Diversified Telecommunication Services — 0.1%
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.50%, 05/01/28		194		185,156
Intelsat Jackson Holdings SA, 2021 Exit Term Loan B, (6 mo. SOFRTE + 4.50%, 0.50% Floor), 7.44%, 02/01/29		342		328,763

				513,919

Entertainment — 0.0%
Delta 2 Lux SARL, Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 7.57%, 01/15/30		93		92,884

Food Products — 0.0%
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.88%, 10/25/27		33		32,126

Gas Utilities — 0.0%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 12/21/28		171		162,474

Health Care Providers & Services — 0.1%
Envision Healthcare Corp., 2022 First Out Term Loan, (3 mo. SOFR CME + 7.875%, 1.00% Floor), 12.61%, 03/31/27		40		35,196
LifePoint Health, Inc., 2018 Term Loan B, (3 mo. LIBOR + 3.75%), 8.16%, 11/16/25		76		71,924

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 11.78%, 04/29/25	USD	118	$81,057
Surgery Center Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.05%, 08/31/26		113	111,120
WCG Purchaser Corp., 2019 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 8.38%, 01/08/27		118	106,767

			406,064

Health Care Technology — 0.2%
AthenaHealth Group, Inc.
2022 Delayed Draw Term loan, (3 mo. SOFR CME + 3.50%), 7.82%, 02/15/29		136	105,762
2022 Term Loan B, (1 mo. SOFR CME + 3.50%, 0.50% Floor), 7.82%, 02/15/29		1,113	960,794
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 06/02/28		119	108,735

			1,175,291

Hotels, Restaurants & Leisure — 0.0%
Fertitta Entertainment LLC, 2022 Term Loan B, (1 mo. SOFRTE + 4.00%, 0.50% Floor), 8.32%, 01/27/29		170	161,153
Great Canadian Gaming Corp., 2021 Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 11/01/26		38	37,038

			198,191

Household Durables — 0.1%
Hunter Douglas, Inc., USD Term Loan B1, (3 mo. SOFR CME + 3.50%), 7.86%, 02/26/29		146	128,112
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 10/06/28		283	230,392

			358,504

Industrial Conglomerates — 0.0%
AVSC Holding Corp., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 11.42%, 09/01/25		156	125,338

Insurance — 0.1%
Alliant Holdings Intermediate LLC, 2021 Term Loan B4, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.85%, 11/06/27		94	91,296
Hub International Ltd., 2022 Term Loan B, (3 mo. SOFR CME + 4.00%, 0.75% Floor), 8.22%, 11/10/29		180	177,851
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 12/31/25		91	88,910
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 09/03/26		139	136,231
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 8.63%, 09/03/26		51	50,364

			544,652

Interactive Media & Services — 0.0%
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.89%, 01/29/26		79	77,205

Security		Par (000)	Value

IT Services — 0.1%
Aruba Investments Holdings LLC, 2020 2nd Lien Term Loan, 11/24/28 (m)	USD	65	$58,282
Boxer Parent Co., Inc.
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.50%, 0.50% Floor), 9.88%, 02/27/26		279	255,983
2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/02/25		45	43,323
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 12/01/27		233	222,808
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27		109	89,998

			670,394

Leisure Products — 0.0%
Peloton Interactive, Inc., Term Loan, (2 mo. SOFR CME + 6.50%, 0.50% Floor), 11.76%, 05/25/27		71	69,291

Machinery — 0.2%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 9.38%, 09/21/26		227	224,209
SPX Flow, Inc., 2022 Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.92%, 04/05/29		211	197,046
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 8.15%, 03/28/25		574	534,781

			956,036

Media — 0.2%
Altice Financing SA, 2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 6.83%, 07/15/25		23	22,014
Altice France SA/France, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 8.65%, 08/14/26		94	86,951
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 7.91%, 08/21/26		587	533,863
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 09/13/24		89	86,590
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 8.13%, 09/13/24		206	199,729
2021 2nd Lien Term Loan, (3 mo. SOFR CME + 6.25%), 10.65%, 02/23/29		35	31,194
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/09/27		546	440,397

			1,400,738

Metals & Mining — 0.0%
Grinding Media, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.07%, 10/12/28 (c)		63	58,455

Oil, Gas & Consumable Fuels — 0.3%
Ascent Resources Utica Holdings LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 12.94%, 11/01/25		1,541	1,624,456
Lealand Finance Co. BV, 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 06/28/24		8	5,222
M6 ETX Holdings II Midco LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.16%, 09/19/29		118	117,594

			1,747,272

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 7.64%, 02/06/26	USD	110	$108,585
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29		39	38,387
2022 USD Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29		85	83,171
Galaxy U.S. Opco, Inc., Term Loan, (1 mo. SOFR CME + 4.75%, 0.50% Floor), 9.07%, 04/29/29		140	126,350

			356,493

Real Estate Management & Development — 0.0%
Chariot Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/03/28		248	232,855

Software — 0.8%
Central Parent, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 07/06/29		119	117,783
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%, 0.50% Floor), 10.38%, 10/08/29		234	194,312
2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/08/28		228	213,398
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/28/24		373	312,804
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 12.13%, 07/31/28		62	60,977
2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 07/30/27		90	85,836
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 3.75%), 8.48%, 03/11/28		80	78,697
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.17%, 07/27/28		566	481,670
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 12.67%, 07/27/29		280	219,332
McAfee Corp., 2022 USD Term Loan B, (1 mo. SOFR CME + 3.75%), 7.97%, 03/01/29		474	440,109
Planview Parent, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 11.98%, 12/18/28		103	91,155
Proofpoint, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.98%, 08/31/28		19	18,340
2nd Lien Term Loan, (3 mo. LIBOR + 6.25%, 0.50% Floor), 10.98%, 08/31/29		250	238,976
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 04/24/28		217	206,170
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 7.63%, 05/30/25		9	8,896
Sabre Global, Inc.
2021 Term Loan B1, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 12/17/27		48	43,763
2021 Term Loan B2, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 12/17/27		77	70,083
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 10/07/27		488	469,971

Security		Par (000)	Value

Software (continued)
Sovos Compliance LLC, 2021 Term Loan, (1 mo. LIBOR + 4.50%, 0.50% Floor), 8.88%, 08/11/28	USD	118	$108,172
TIBCO Software, Inc., 2022 USD Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 03/30/29		439	391,259
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.00%, 05/03/27		295	270,021
2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.00%, 05/04/26		186	177,017
Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 05/04/26		144	138,515

			4,437,256

Specialty Retail — 0.0%
PetSmart, Inc., 2021 Term Loan B, 8.13%, 02/11/28		26	25,879
Staples, Inc., 7 Year Term Loan, (3 mo. LIBOR + 5.00%), 9.44%, 04/16/26		49	44,969

			70,848

Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc., Term Loan B, (3 mo. SOFRTE + 3.50%, 0.50% Floor), 7.80%, 02/20/29		475	464,969

Trading Companies & Distributors — 0.0%
Foundation Building Materials, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.66%, 01/31/28		68	64,208
SRS Distribution, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.50%), 7.92%, 06/02/28		176	167,559

			231,767

Transportation — 0.0%
Brown Group Holding, LLC, 2022 Incremental Term Loan B2, (1 mo. SOFR CME + 3.75%, 0.50% Floor), 7.93%, 07/02/29		175	173,772

Total Floating Rate Loan Interests — 3.8% (Cost: $23,933,997)			22,588,181

Foreign Agency Obligations

Bahrain — 0.0%
Bahrain Government International Bond, 5.45%, 09/16/32 (d)		200	175,850

Canada — 1.1%
CDP Financial, Inc., 5.60%, 11/25/39 (b)(e)		5,890	6,251,775

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42		200	168,475

Colombia — 0.2%
Colombia Government International Bond
4.50%, 01/28/26		300	281,587
3.88%, 04/25/27		200	176,538
3.13%, 04/15/31		400	296,450
Republic of Colombia Senior Unsecured, 8.00%, 04/20/33		200	199,600

			954,175

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Dominican Republic — 0.2%
Dominican Republic International Bond
6.88%, 01/29/26 (d)	USD	115	$115,884
5.95%, 01/25/27 (d)		228	222,485
5.50%, 02/22/29 (b)		160	146,530
4.50%, 01/30/30 (b)		226	191,719
4.88%, 09/23/32 (b)(e)		300	248,025

			924,643

Egypt — 0.0%
Egypt Government International Bond, 7.50%, 02/16/61 (b)		219	133,590

Guatemala — 0.1%
Guatemala Government Bond
4.50%, 05/03/26 (d)		200	191,663
5.25%, 08/10/29 (b)		200	191,850
5.38%, 04/24/32 (b)		200	194,912

			578,425

Hungary — 0.1%
Hungary Government International Bond
5.38%, 03/25/24		176	175,593
5.25%, 06/16/29 (b)		200	190,163

			365,756

Indonesia — 0.1%
Indonesia Government International Bond, 4.10%, 04/24/28		500	489,312
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27 (b)		200	197,772

			687,084

Ivory Coast — 0.1%
Ivory Coast Government International Bond, 6.38%, 03/03/28 (d)		400	387,000

Mexico — 0.1%
Mexico Government International Bond
3.75%, 01/11/28 (e)		400	376,800
2.66%, 05/24/31		269	217,352

			594,152

Morocco — 0.0%
Morocco Government International Bond, 2.38%, 12/15/27 (b)		200	173,225

Nigeria — 0.0%
Nigeria Government International Bond, 7.88%, 02/16/32 (d)		200	150,000

Oman — 0.1%
Oman Government International Bond (d)
6.50%, 03/08/47		228	206,910
6.75%, 01/17/48		200	186,162
7.00%, 01/25/51		200	192,350

			585,422

Pakistan — 0.0%
Pakistan Government International Bond, 6.00%, 04/08/26 (d)		200	80,022

Security		Par (000)	Value

Panama — 0.1%
Panama Government International Bond
3.88%, 03/17/28	USD	400	$377,450
3.16%, 01/23/30		453	388,957

			766,407

Paraguay — 0.1%
Paraguay Government International Bond (b)
4.95%, 04/28/31		200	193,038
5.40%, 03/30/50		200	171,725

			364,763

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25 (d)		200	192,975
Peruvian Government International Bond
2.78%, 01/23/31		126	104,171
1.86%, 12/01/32		358	261,295

			558,441

Romania — 0.1%
Romanian Government International Bond
5.25%, 11/25/27 (b)		204	195,177
2.88%, 03/11/29 (d)	EUR	212	187,264
2.50%, 02/08/30 (d)		222	183,250
2.12%, 07/16/31 (d)		226	166,215

			731,906

Saudi Arabia — 0.1%
Saudi Government International Bond (d)
4.50%, 04/17/30	USD	278	274,577
2.25%, 02/02/33		222	179,307

			453,884

Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33 (d)		200	164,225

South Africa — 0.1%
Republic of South Africa Government International Bond
4.85%, 09/30/29		200	177,475
5.88%, 04/20/32		200	179,750

			357,225

Sri Lanka — 0.0%
Sri Lanka Government International Bond (d)(j)(k)
6.85%, 03/14/24		432	126,900
7.85%, 03/14/29		200	57,600

			184,500

Ukraine — 0.0%
Ukraine Government International Bond (j)(k)
7.75%, 09/01/27 (d)		385	79,839
7.25%, 03/15/35 (b)		200	37,288

			117,127

Uruguay — 0.0%
Uruguay Government International Bond, 5.75%, 10/28/34		210	227,550

Total Foreign Agency Obligations — 2.7% (Cost: $17,334,686)			16,135,622

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

California — 1.0%
City of Los Angeles California, GO, Series A, 5.00%, 09/01/42	USD	2,000	$1,907,204
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40		1,900	2,064,793
Oxnard Union High School District, GO, (BAM), 3.18%, 08/01/43		1,600	1,163,558
University of California, RB, BAB, 5.95%, 05/15/45		885	947,075

			6,082,630

Georgia — 0.3%
Municipal Electric Authority of Georgia, Refunding RB, BAB, 7.06%, 04/01/57		1,929	1,919,312

Hawaii — 0.3%
City & County Honolulu HI Wastewater System Revenue, Refunding RB, Series A, 2.62%, 07/01/45		1,000	640,884
State of Hawaii, GO, Series GK, 6.15%, 10/01/38		1,000	1,060,980

			1,701,864

Illinois — 0.3%
State of Illinois, GO, 5.10%, 06/01/33		2,000	1,912,590

Massachusetts — 0.1%
University of Massachusetts Building Authority, Refunding RB, Series 3, 3.43%, 11/01/40		500	389,220

New York — 1.4%
Metropolitan Transportation Authority, RB, BAB, 7.34%, 11/15/39		1,295	1,585,792
New York City Industrial Development Agency, Refunding RB, (AGM), 3.19%, 03/01/40		165	119,536
New York City Municipal Water Finance Authority, Refunding RB, 5.72%, 06/15/42		1,390	1,491,939
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series E-1, 4.00%, 02/01/41		1,000	972,193
New York State Dormitory Authority, RB, BAB
Series D, 5.60%, 03/15/40		1,900	1,951,824
Series F, 5.63%, 03/15/39		1,100	1,126,352
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	819,080

			8,066,716

Total Municipal Bonds — 3.4% (Cost: $20,159,109)			20,072,332

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 6.7%
Alternative Loan Trust
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		429	374,884
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 4.54%, 03/20/47 (a)		380	299,967
Series 2007-OA10, Class 2A1, (1 mo. LIBOR US + 0.50%), 4.89%, 09/25/47 (a)		4,180	604,631
Banc of America Funding Trust, Series 2007-2, Class 1A2, 6.00%, 03/25/37		225	181,073
BRAVO Residential Funding Trust, Series 2021-NQM1, Class A1, 0.94%, 02/25/49 (a)(b)		864	716,306

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Chase Home Lending Mortgage Trust, Series 2019- ATR1, Class A12, 6.50%, 04/25/49 (a)(b)	USD	583	$580,078
COLT Mortgage Loan Trust
Series 2020-2, Class M1, 5.25%, 03/25/65 (a)(b)		3,050	2,650,633
Series 2020-3, Class M1, 3.36%, 04/27/65 (a)(b)		3,820	3,305,558
Series 2022-1, Class A1, 4.55%, 04/25/67 (a)(b)		1,692	1,632,836
Series 2022-7, Class A1, 5.16%, 04/25/67 (b)		2,372	2,329,801
Series 2022-9, Class A1, 6.79%, 12/25/67		390	393,344
Credit Suisse Mortgage Capital Certificates Trust, Class A1, 5.17%, 05/25/67 (a)(b)		2,926	2,853,454
Deephaven Residential Mortgage Trust, Series 2022-2, Class A1, 4.30%, 03/25/67 (a)(b)		302	283,443
Ellington Financial Mortgage Trust (a)(b)
Series 2020-1, Class M1, 5.24%, 05/25/65		1,500	1,331,830
Series 2021-2, Class A1, 0.93%, 06/25/66		221	169,701
GCAT Trust, Series 2022-NQM3, Class A1, 4.35%, 04/25/67 (a)(b)		1,197	1,144,784
GMACM Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 3.17%, 06/19/35 (a)		110	96,416
GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ2, Class A4, 2.50%, 06/25/52 (a)(b)		1,108	889,211
GS Mortgage-Backed Securities Trust (a)(b)
Series 2021-PJ2, Class A2, 2.50%, 11/25/51		962	772,486
Series 2021-PJ7, Class A2, 2.50%, 01/25/52		2,505	2,010,631
GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37		83	57,920
Homeward Opportunities Fund Trust, Series 2022-1, Class A1, 5.08%, 07/25/67 (b)		1,272	1,234,649
JP Morgan Mortgage Trust
Series 2006-S3, Class 1A12, 6.50%, 08/25/36		42	17,410
Series 2022-DSC1, Class A1, 4.75%, 01/25/63 (c)		504	477,212
Series 2022-INV3, Class A3B, 3.00%, 09/25/52 (a)(b)		786	656,473
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3, 3.00%, 04/25/52 (a)(b)		818	681,452
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 3.01%, 05/25/36 (a)		148	108,445
MFA Trust, Series 2021-NQM1, Class M1, 2.31%, 04/25/65 (a)(b)		2,750	1,936,984
OBX Trust, Series 2022-INC3, Class A1, 3.00%, 02/25/52 (a)(b)		726	605,304
ONSLOW Bay Financial LLC, Series 2022-NQM9, Class A1A, 6.45%, 09/25/62		577	573,760
RCKT Mortgage Trust, Series 2022-2, Class A1, 3.00%, 02/25/52 (a)(b)		1,083	902,916
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62 (b)		732	719,142
Spruce Hill Mortgage Loan Trust, Class A1A, 4.10%, 07/25/57		753	689,697
STAR Trust, Series 2021-1, Class M1, 2.36%, 05/25/65 (a)(b)		2,050	1,518,007
Starwood Mortgage Residential Trust, Series 2020-3, Class M1, 3.54%, 04/25/65 (a)(b)		2,000	1,430,321
Verus Securitization Trust
Series 2022-3, Class A1, 4.13%, 02/25/67 (b)		3,175	2,997,241
Series 2022-7, Class A1, 5.15%, 07/25/67 (b)		1,785	1,735,632
Series 2022-INV2, Class A1, 6.79%, 10/25/67		570	574,247

			39,537,879

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities — 5.0%
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33 (a)(b)	USD	4,170	$3,786,056
Bayview Commercial Asset Trust, Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 4.66%, 07/25/37 (a)(b)		715	631,509
BX Commercial Mortgage Trust (a)(b)
Series 2019-XL, Class A, (1 mo. SOFR CME + 1.03%), 5.37%, 10/15/36		1,129	1,115,069
Series 2021-CIP, Class A, (1 mo. LIBOR US + 0.92%), 5.24%, 12/15/38		605	583,759
Series 2021-SOAR, Class A, (1 mo. LIBOR US + 0.67%), 4.99%, 06/15/38		1,677	1,615,521
Series 2021-XL2, Class A, (1 mo. LIBOR US + 0.69%), 5.01%, 10/15/38		463	445,344
Series 2022-LP2, Class A, (1 mo. SOFR CME + 1.01%), 5.35%, 02/15/39		1,634	1,574,395
BX Trust
Class A, 5.19%, 01/15/39		1,300	1,241,360
Series 2021-LBA, Class AJV, (1 mo. LIBOR US + 0.80%), 5.12%, 02/15/36 (a)(b)		1,690	1,606,324
Series 2021-SDMF, Class A, 4.91%, 09/15/34		199	190,577
Series 2022-GPA, Class A, (1 mo. SOFR CME + 2.17%), 6.50%, 10/15/39 (a)(b)		650	645,929
Citigroup Commercial Mortgage Trust (b)
Series 2019-SMRT, Class A, 4.15%, 01/10/36		700	682,514
Series 2020-420K, Class D, 3.31%, 11/10/42 (a)		270	198,150
Cold Storage Trust, Class A, (1 mo. LIBOR US + 0.90%), 5.22%, 11/15/37 (a)(b)		238	231,313
Commercial Mortgage Trust (a)
Series 2015-CR22, Class C, 4.07%, 03/10/48		5,000	4,546,882
Series 2015-LC19, Class C, 4.22%, 02/10/48		3,500	3,207,232
Credit Suisse Mortgage Capital Certificates Trust, Series 2020-FACT, Class D, (1 mo. LIBOR US + 3.71%), 8.03%, 10/15/37 (a)(b)		900	816,721
Extended Stay America Trust, Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 6.57%, 07/15/38 (a)(b)		810	775,687
GS Mortgage Securities Corp. Trust, Series 2022-SHIP, Class A, (1 mo. SOFR CME + 0.73%), 5.07%, 08/15/36 (a)(b)		700	690,202
JP Morgan Chase Commercial Mortgage Securities Trust, (30 day SOFR + 1.40%), 5.21%, 03/15/39 (a)(b)		1,700	1,642,443
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-1A, Class B, (1 mo. LIBOR US + 1.00%), 5.39%, 04/25/31 (a)(b)		1,230	1,212,476
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A4, 3.64%, 12/15/59		1,700	1,591,256

			29,030,719

Total Non-Agency Mortgage-Backed Securities — 11.7% (Cost: $77,187,097)			68,568,598

Preferred Securities

Capital Trusts — 5.8%

Banks (a)(g) — 2.0%
Banco Mercantil del Norte SA, 6.75% (b)		200	194,788
Bank of East Asia Ltd., 5.88% (d)		250	229,578
Industrial & Commercial Bank of China Ltd., 3.20% (d)		250	233,437
ING Groep NV, 3.88%		2,000	1,457,239

Security		Par (000)	Value

Banks (continued)
Kasikornbank PCL, 5.28% (d)	USD	300	$283,837
Nordea Bank Abp, 6.13% (b)		2,960	2,867,603
PNC Financial Services Group, Inc., Series V, 6.20%		205	200,336
Rizal Commercial Banking Corp., 6.50% (d)		200	170,225
SVB Financial Group, Series C, 4.00%		2,000	1,320,040
U.S. Bancorp, 3.70%		1,900	1,553,250
Wells Fargo & Co., Series S, 5.90% (e)		3,390	3,036,118

			11,546,451

Capital Markets — 0.4%
Bank of New York Mellon Corp., Series I, 3.75% (a)(g)		2,845	2,291,525

Diversified Financial Services (a)(g) — 2.5%
Bank of America Corp.
Series FF, 5.88%		3,500	3,082,310
Series X, 6.25%		1,050	1,008,379
Barclays PLC, 4.38%		310	236,375
Credit Agricole SA, 4.75% (b)		200	160,284
HSBC Holdings PLC
6.50%		1,090	1,003,258
6.00%		435	399,247
JPMorgan Chase & Co.
Series FF, 5.00% (e)		3,027	2,769,495
Series HH, 4.60%		165	145,406
Lloyds Banking Group PLC, 7.50%		1,750	1,688,237
NatWest Group PLC, 6.00%		1,575	1,454,429
Societe Generale SA, 7.88% (b)		1,000	989,819
UBS Group AG, 3.88% (b)		2,000	1,671,303
Woori Bank, 4.25% (d)		250	234,734

			14,843,276
Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 7.13% (a)(d)(g)	EUR	100	109,186

Electric Utilities (a) — 0.5%
Edison International, Series B, 5.00% (g)	USD	115	96,134
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79		2,750	2,497,563

			2,593,697
Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp., 7.00% (a)(b)(g)		162	147,409

Insurance — 0.4%
MetLife, Inc., 6.40%, 12/15/66 (e)		2,554	2,469,973

Real Estate Management & Development — 0.0%
Aroundtown SA, 3.38% (a)(d)(g)	EUR	100	49,522

Utilities — 0.0%
Electricite de France SA, 3.38% (a)(d)(g)		200	154,248

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79 (a)(d)		100	104,636

			34,309,923

		Shares

Preferred Stocks — 0.3% (a)(g)

Capital Markets — 0.3%
Morgan Stanley, Series K, 5.90%		66,567	1,531,707

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Shares	Value

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S		10,000	$23,400

			1,555,107

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 10.78%, 10/30/40 (a)		29,583	840,157

			840,157

Total Preferred Securities — 6.2% (Cost: $42,178,498)			36,705,187

		Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.0%
Fannie Mae, 5.63%, 07/15/37 (e)	USD	1,600	1,788,451
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30 (f)		6,055	4,392,772

			6,181,223

Collateralized Mortgage Obligations (e) — 4.9%
Fannie Mae REMICS
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636	1,427,061
Series 2022-25, Class KL, 4.00%, 05/25/52		14,500	12,982,299
Freddie Mac REMICS
Series 4350, Class DY, 4.00%, 06/15/44		1,869	1,763,021
Series 4398, Class ZX, 4.00%, 09/15/54		10,669	9,656,969
Series 4549, Class TZ, 4.00%, 11/15/45		3,251	3,042,308

			28,871,658

Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae REMICS, Series 2012-47, Class NI, 4.50%, 04/25/42		950	191,796
Ginnie Mae (a)
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 2.14%, 12/16/39		673	47,762
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 2.34%, 04/16/41		5,578	379,780

			619,338

Mortgage-Backed Securities — 19.7%
Fannie Mae Mortgage-Backed Securities
4.50%, 06/01/37 - 07/01/55 (e)		5,587	5,542,453
5.50%, 12/01/37 - 01/01/38		6,013	6,143,615
4.00%, 02/01/56 - 04/01/56 (e)		3,177	3,043,596
Freddie Mac Mortgage-Backed Securities (e)
3.00%, 04/01/33		1,808	1,700,137
4.50%, 08/01/37 - 03/01/47		1,315	1,306,159
4.00%, 09/01/52		1,755	1,659,573
Ginnie Mae Mortgage-Backed Securities, 5.50%, 08/15/33		26	26,108
Uniform Mortgage-Backed Securities (e)
5.00%, 08/01/34 - 02/13/53 (n)		26,808	26,683,746
3.50%, 09/01/34 - 04/01/52 (n)		11,503	10,641,585
5.50%, 06/01/38		280	290,781
6.00%, 12/01/38		231	240,774
4.50%, 07/01/41 - 02/13/53 (n)		30,050	29,004,315

Security		Par (000)		Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (e) (continued)
4.00%, 12/01/41 - 01/12/53 (n)	USD	24,559		$23,303,447
3.00%, 12/01/50		6,791		6,027,973

				115,614,262

Principal Only Collateralized Mortgage Obligations (o) — 0.0%
Fannie Mae Interest Strip
Series 203, Class 1, 0.00%, 02/25/23		—	(l)	4
Series 228, Class 1, 0.00%, 06/25/23		—	(l)	22
Fannie Mae REMICS
Series 1993-51, Class E, 0.00%, 02/25/23		—	(l)	15
Series 1993-70, Class A, 0.00%, 05/25/23		—	(l)	18

				59

Total U.S. Government Sponsored Agency Securities — 25.7% (Cost: $157,929,116)				151,286,540

U.S. Treasury Obligations
U.S. Treasury Bonds (e)
3.00%, 11/15/44		61,400		50,674,188
2.50%, 02/15/46		66,500		49,755,507
2.75%, 11/15/47		2,000		1,560,078
U.S. Treasury Notes (e)
3.00%, 07/31/24 - 09/30/25		50,400		49,138,500
2.75%, 08/31/25		14,800		14,225,922
2.88%, 08/15/28		1,000		941,680
3.13%, 11/15/28		3,000		2,861,367

Total U.S. Treasury Obligations — 28.8% (Cost: $200,170,047)				169,157,242

Total Long-Term Investments — 170.3% (Cost: $1,108,032,111)				1,001,533,022

		Shares

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03% (p)(q)		2,477,689		2,477,689

		Par (000)

U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes, 2.75%, 04/30/23 (e)	USD	2,800		2,784,359

Total Short-Term Securities — 0.9% (Cost: $5,274,857)				5,262,048

Total Investments Before TBA Sale Commitments — 171.2% (Cost: $1,113,306,968)				1,006,795,070

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

TBA Sale Commitments (n)

Mortgage-Backed Securities — (1.3)%
Uniform Mortgage-Backed Securities
4.50%, 01/12/53	USD	(4,800)	$(4,618,830)
5.00%, 01/12/53		(2,900)	(2,857,142)

Total TBA Sale Commitments — (1.3)% (Proceeds: $(7,574,941))			(7,475,972)

Total Investments, Net of TBA Sale Commitments — 169.9% (Cost: $1,105,732,027)			999,319,098

Liabilities in Excess of Other Assets — (69.9)%			(411,247,782)

Net Assets — 100.0%			$588,071,316

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Zero-coupon bond.
(g)	Perpetual security with no stated maturity date.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Non-income producing security.
(l)	Rounds to less than 1,000.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Represents or includes a TBA transaction.
(o)	Rates are discount rates or a range of discount rates as of period end.
(p)	Affiliate of the Trust.
(q)	Annualized 7-day yield as of period end.
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$25,976,159	$—	$(23,498,470	) (a)	$—	$—	$2,477,689	2,477,689	$135,746	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

BNP Paribas S.A	4.43	% (b)	08/05/22	Open		$2,020,000	$2,042,341	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A	4.38	(b)	10/05/22	Open		52,036,500	52,456,901	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	4.38	(b)	10/05/22	Open		19,093,750	19,248,139	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	4.38	(b)	10/05/22	Open		2,814,000	2,836,754	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	4.37	(b)	10/05/22	Open		546,081	550,520	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	4.37	(b)	10/05/22	Open		946,250	953,950	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	4.37	(b)	10/05/22	Open		31,149,544	31,403,014	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	4.37	(b)	10/05/22	Open		2,898,750	2,922,338	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	4.37	(b)	10/05/22	Open		14,263,500	14,379,565	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	4.37	(b)	10/05/22	Open		1,622,500	1,635,703	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	4.37	(b)	10/05/22	Open		2,322,000	2,340,895	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	4.37	(b)	10/05/22	Open		47,220,000	47,600,633	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	4.45	(b)	11/09/22	Open		178,766	179,786	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		833,295	838,086	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		78,138	78,587	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		56,610	56,935	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		167,696	168,660	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		235,875	237,231	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

Nomura Securities International, Inc.	4.48	% (b)	11/09/22	Open		$231,750	$233,082	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		2,896,394	2,912,769	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		6,761,493	6,799,718	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		1,945,880	1,956,881	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		3,055,972	3,073,248	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		1,913,665	1,924,484	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		2,072,967	2,084,686	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		2,032,502	2,043,993	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		2,314,206	2,327,289	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		2,219,966	2,232,516	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		1,810,103	1,820,336	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		5,825,140	5,858,071	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		2,285,146	2,298,064	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		885,400	890,405	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Suisse Securities (USA) LLC	(1.75	) (b)	11/16/22	Open		49,940	49,800	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	(1.50	) (b)	11/22/22	Open		346,459	345,708	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/23/22	Open		153,750	154,379	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.75	) (b)	11/29/22	Open		139,694	139,476	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.44	(b)	11/29/22	Open		3,530,000	3,542,363	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	11/29/22	Open		3,285,000	3,296,680	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	11/29/22	Open		2,707,375	2,717,001	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	11/29/22	Open		2,218,750	2,226,639	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	11/29/22	Open		8,281,419	8,310,864	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		1,104,924	1,108,833	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		177,000	177,626	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		371,875	373,191	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		967,500	970,923	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		811,102	813,972	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		871,250	874,332	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		2,952,750	2,963,249	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		7,240,447	7,266,191	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		2,327,447	2,335,702	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		2,621,250	2,630,547	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		2,269,625	2,277,675	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		1,716,875	1,722,964	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		1,932,125	1,938,978	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		1,627,031	1,632,802	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		2,879,062	2,889,274	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.50	(b)	11/29/22	Open		4,168,125	4,182,945	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.15	(b)	12/05/22	Open		111,221	111,514	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.30	(b)	12/05/22	Open		764,444	766,542	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.54	(b)	12/05/22	Open		556,000	557,566	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.35	(b)	12/08/22	Open		702,012	703,739	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.45	(b)	12/08/22	Open		421,875	422,940	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.50	(b)	12/08/22	Open		295,895	296,651	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.45	(b)	12/09/22	Open		131,250	131,538	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	4.65		12/12/22	01/12/23		8,979,416	9,001,453	U.S. Government Sponsored Agency Securities	Up to 30 Days

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

J.P. Morgan Securities LLC	4.65%		12/12/22	01/12/23		$2,816,331	$2,823,242	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		13,206,574	13,237,591	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		1,415,177	1,418,500	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		1,756,251	1,760,376	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		737,798	739,531	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		602,707	604,122	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		1,393,274	1,396,546	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		1,631,584	1,635,416	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		821,556	823,485	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		284,765	285,434	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		577,160	578,515	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		1,302,352	1,305,411	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		200,643	201,114	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		1,970,293	1,974,921	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		1,508,964	1,512,508	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		2,114,955	2,119,922	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		699,455	701,098	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		1,660,288	1,664,188	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		1,710,742	1,714,760	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45		12/12/22	01/12/23		234,795	235,346	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A	4.39	(b)	12/12/22	Open		74,193	74,345	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.45	(b)	12/13/22	Open		150,750	151,048	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/13/22	Open		107,070	107,283	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/13/22	Open		224,665	225,112	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.48	(b)	12/14/22	Open		6,368,562	6,380,532	Foreign Agency Obligations	Open/Demand
HSBC Securities (USA), Inc.	4.00	(b)	12/14/22	Open		4,318,750	4,326,908	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	4.40		12/15/22	01/06/23		1,240,800	1,243,226	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	4.40		12/15/22	01/06/23		1,237,250	1,239,670	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	4.45		12/15/22	01/06/23		797,512	799,090	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	0.75		12/15/22	01/11/23		202,813	202,880	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	1.50		12/15/22	02/03/23		170,610	170,724	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.50		12/15/22	02/03/23		143,514	143,737	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.25		12/15/22	02/03/23		160,916	161,220	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.25		12/15/22	02/03/23		666,491	667,750	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.25		12/15/22	02/03/23		271,000	271,512	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.35		12/15/22	02/03/23		123,629	123,868	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.35		12/15/22	02/03/23		108,870	109,080	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		210,795	211,207	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		70,426	70,564	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		299,425	300,011	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		452,087	452,972	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		133,950	134,212	Corporate Bonds	31 - 90 Days

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

BofA Securities, Inc.	4.40%	12/15/22	02/03/23		$172,575	$ 172,912	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		534,914	535,960	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		364,820	365,533	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		526,875	527,905	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		345,150	345,825	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		539,400	540,455	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		163,800	164,120	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		125,375	125,620	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		147,393	147,681	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		136,000	136,266	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		352,260	352,949	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		230,944	231,395	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		378,125	378,864	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		428,535	429,373	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		253,050	253,545	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		205,125	205,526	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		170,950	171,284	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		297,731	298,313	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		38,431	38,506	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		287,000	287,561	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		367,792	368,512	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		282,937	283,491	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		134,205	134,467	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		79,781	79,937	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		319,995	320,621	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		2,339,100	2,343,674	Capital Trusts	31 - 90 Days
BofA Securities, Inc.	4.40	12/15/22	02/03/23		1,417,500	1,420,272	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.42	12/15/22	02/03/23		972,500	974,410	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		146,475	146,765	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		120,540	120,778	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		132,163	132,424	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		631,680	632,929	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		93,713	93,898	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		272,160	272,698	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		372,544	373,281	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		670,000	671,325	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		839,787	841,448	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		262,192	262,711	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		175,840	176,188	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		89,655	89,832	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		360,952	361,666	Foreign Agency Obligations	31 - 90 Days
BofA Securities, Inc.	4.45	12/15/22	02/03/23		1,511,640	1,514,630	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.46	12/15/22	02/03/23		1,698,082	1,701,448	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.48	12/15/22	02/03/23		788,750	790,320	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		259,999	260,519	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		143,000	143,286	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		219,535	219,974	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		159,775	160,095	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		220,523	220,964	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		182,188	182,552	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		272,069	272,613	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		174,178	174,526	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		208,500	208,917	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		301,387	301,990	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		130,000	130,260	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		680,000	681,360	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		86,906	87,080	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		108,000	108,216	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		166,110	166,442	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		175,871	176,223	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		111,510	111,733	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50	12/15/22	02/03/23		278,500	279,057	Corporate Bonds	31 - 90 Days

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

BofA Securities, Inc.	4.50%		12/15/22	02/03/23		$264,784	$ 265,313	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		444,972	445,862	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		174,444	174,793	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		220,306	220,747	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		225,990	226,442	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		361,250	361,972	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		313,954	314,582	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		96,375	96,568	Foreign Agency Obligations	31 - 90 Days
TD Securities (USA) LLC	4.49	(b)	12/21/22	Open		4,209,000	4,214,250	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.75	(b)	12/23/22	Open		174,353	174,443	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.40	(b)	12/23/22	Open		236,692	236,837	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.44	(b)	12/27/22	Open		2,070,000	2,071,021	Capital Trusts	Open/Demand
BNP Paribas S.A	4.50	(b)	12/27/22	Open		147,108	147,181	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(3.00	) (b)	12/28/22	Open		19,403	19,398	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	(b)	12/28/22	Open		85,625	85,639	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	12/28/22	Open		3,557,362	3,558,697	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.35	(b)	12/28/22	Open		567,000	567,206	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.35	(b)	12/28/22	Open		369,562	369,696	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		120,416	120,461	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		328,354	328,476	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		605,302	605,528	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		465,075	465,249	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		184,781	184,850	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		147,250	147,305	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		194,628	194,700	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		196,493	196,566	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		673,750	674,002	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/28/22	Open		3,900,400	3,901,863	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		1,787,187	1,787,856	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		2,211,000	2,211,827	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		843,325	843,641	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		684,144	684,400	Corporate Bonds	Open/Demand

						$385,163,241	$387,219,110

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Ultra Long Treasury Note	631	03/22/23	$74,389	$(947,718)
Ultra U.S. Treasury Bond	428	03/22/23	57,151	(514,438)
5-Year U.S. Treasury Note	188	03/31/23	20,272	(211,103)

				(1,673,259)

Short Contracts
10-Year Japanese Government Treasury Bonds	41	03/13/23	45,442	673,506
10-Year U.S. Treasury Note	1,340	03/22/23	150,268	1,048,259
U.S. Long Bond	114	03/22/23	14,214	62,947
2-Year U.S. Treasury Note	15	03/31/23	3,075	(2,367)

				1,782,345

				$109,086

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	947,909	GBP	775,000	Morgan Stanley & Co. International PLC	03/15/23	$9,343
USD	14,628	GBP	12,000	Royal Bank of Canada	03/15/23	96

						9,439

USD	118,810	CAD	162,000	Toronto-Dominion Bank	03/15/23	(903)
USD	2,945,422	EUR	2,751,000	Bank of America N.A.	03/15/23	(13,508)
USD	180,511	EUR	168,674	JPMorgan Chase Bank N.A.	03/15/23	(913)
USD	380,123	EUR	358,720	Royal Bank of Canada	03/15/23	(5,710)

						(21,034)

						$(11,595)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	USD	7,640	$(59,351)	$239,959	$(299,310)
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	USD	31,140	(260,285)	(45,123)	(215,162)

						$(319,636)	$194,836	$(514,472)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3-Month LIBOR, 4.77%	Quarterly	1.59%	Semi-Annual	N/A	10/12/31	USD	26,700	$(4,625,486)	$(1,107,788)	$(3,517,698)
1.61%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	03/28/32	USD	26,000	4,422,980	1,136,714	3,286,266
1.66%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	04/25/32	USD	25,400	4,474,879	1,044,999	3,429,880
1.86%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	10/12/41	USD	14,800	3,900,752	814,697	3,086,055
3-Month LIBOR, 4.77%	Quarterly	1.93%	Semi-Annual	N/A	10/22/51	USD	3,550	(1,044,869)	(154,734)	(890,135)
1-Day SOFR, 4.32%	Annual	3.53%	Annual	N/A	11/10/52	USD	3,200	186,314	99	186,215
1-Day SOFR, 4.32%	Annual	3.06%	Annual	N/A	11/28/52	USD	2,000	(58,251)	62	(58,313)
1-Day SOFR, 4.32%	Annual	3.05%	Annual	N/A	12/01/52	USD	1,500	(45,237)	46	(45,283)

								$7,211,082	$1,734,095	$5,476,987

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a	)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Casino, Guichard-Perrachon S.A	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	CCC+		EUR 10		$(513)	$(423)	$ (90)
Novafives S.A.S	5.00	Quarterly	Citibank N.A.	06/20/23	B-		EUR 10		(314)	(332)	18
Thyssenkrupp AG	1.00	Quarterly	Bank of America N.A.	12/20/23	BB		EUR 10		(222)	(212)	(10)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR 10		397	836	(439)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	B+		EUR 10		(1,513)	(351)	(1,162)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	B+		EUR 5		(767)	179	(946)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR 5		(747)	184	(931)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR 25		(3,782)	866	(4,648)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	B+		EUR 25		(3,783)	1,026	(4,809)
K&S AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB+		EUR 10		955	722	233

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a	)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/27	BB+		EUR 40		$1,524	$1,658	$(134)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR 2		76	66	10
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR 10		(786)	(1,006)	220
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR 30		(2,358)	(4,815)	2,457
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC-		EUR 5		(1,396)	(1,275)	(121)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC-		EUR 3		(839)	(756)	(83)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC-		EUR 9		(2,359)	(2,125)	(234)
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	CCC-		EUR 3		(685)	(633)	(52)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC-		EUR 6		(1,433)	(1,312)	(121)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	CCC-		EUR 4		(1,039)	(939)	(100)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R		USD 4,000		(751,396)	(411,564)	(339,832)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R		USD 199		(37,382)	(20,473)	(16,909)
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/15/64	N/R		USD 4,710		(899,193)	(883,362)	(15,831)

									$(1,707,555)	$(1,324,041)	$(383,514)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$3,236,576	$(1,307,645)	$9,988,416	$(5,025,901)
OTC Swaps	5,537	(1,329,578)	2,938	(386,452)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$1,784,712	$—	$1,784,712
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	9,439	—	—	9,439
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	9,988,416	—	9,988,416
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	8,475	—	—	—	—	8,475

	$—	$8,475	$—	$9,439	$11,773,128	$—	$11,791,042

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$1,675,626	$—	$1,675,626
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	21,034	—	—	21,034

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	$—	$514,472	$—	$—	$4,511,429	$—	$5,025,901
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,716,030	—	—	—	—	1,716,030

	$—	$2,230,502	$—	$21,034	$6,187,055	$—	$8,438,591

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(9,449,289)	$—	$(9,449,289)
Forward foreign currency exchange contracts	—	—	—	834,811	—	—	834,811
Options purchased (a)	—	(3,732)	—	—	1,415,045	—	1,411,313
Options written	—	(2,903)	—	—	(4,116,629)	—	(4,119,532)
Swaps	—	43,805	—	—	4,524,973	—	4,568,778

	$—	$37,170	$—	$834,811	$(7,625,900)	$—	$(6,753,919)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,108,417)	$—	$(1,108,417)
Forward foreign currency exchange contracts	—	—	—	141,169	—	—	141,169
Options purchased (b)	—	—	—	—	688,971	—	688,971
Options written	—	—	—	—	(88,306)	—	(88,306)
Swaps	—	(552,569)	—	—	4,311,416	—	3,758,847

	$—	$(552,569)	$—	$141,169	$3,803,664	$—	$3,392,264

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$111,135,289
Average notional value of contracts — short	$198,022,903
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$8,548,141
Average amounts sold — in USD	$263,928
Options:
Average value of option contracts purchased	$3,156
Average value of option contracts written	$504
Average notional value of swaption contracts purchased	$19,134,628
Average notional value of swaption contracts written	$95,419,501
Credit default swaps:
Average notional value — buy protection	$31,476,538
Average notional value — sell protection	$22,989,440
Interest rate swaps:
Average notional value — pays fixed rate	$194,464,000
Average notional value — receives fixed rate	$147,099,375
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$515,822	$823,361
Forward foreign currency exchange contracts	9,439	21,034
Swaps — centrally cleared	87,160	—
Swaps — OTC (a)	8,475	1,716,030

Total derivative assets and liabilities in the Statements of Assets and Liabilities	620,896	2,560,425

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(602,982)	(823,361)

Total derivative assets and liabilities subject to an MNA	$17,914	$1,737,064

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets

Barclays Bank PLC	$179	$(179)	$—	$—	$—
Citibank N.A.	18	(18)	—	—	—
Credit Suisse International	2,708	(2,708)	—	—	—
JPMorgan Chase Bank N.A.	4,544	(4,544)	—	—	—
Morgan Stanley & Co. International PLC	10,369	(10,369)	—	—	—
Royal Bank of Canada	96	(96)	—	—	—

	$17,914	$(17,914)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)(d)

Bank of America N.A.	$16,639	$—	$—	$—	$16,639
Barclays Bank PLC	4,144	(179)	—	(3,965)	—
Citibank N.A.	1,017	(18)	—	—	999
Credit Suisse International	794,491	(2,708)	—	(791,783)	—
JPMorgan Chase Bank N.A.	9,119	(4,544)	—	—	4,575
Morgan Stanley & Co. International PLC	905,041	(10,369)	—	(894,672)	—
Royal Bank of Canada	5,710	(96)	—	—	5,614
Toronto-Dominion Bank	903	—	—	—	903

	$1,737,064	$(17,914)	$—	$(1,690,420)	$28,730

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$78,674,399	$1,619,981	$80,294,380
Corporate Bonds
Advertising Agencies	—	456,893	—	456,893
Aerospace & Defense	—	14,794,576	—	14,794,576
Airlines	—	8,799,240	—	8,799,240
Auto Components	—	3,275,731	—	3,275,731
Automobiles	—	8,102,048	—	8,102,048
Banks	—	6,714,882	—	6,714,882
Beverages	—	8,293,125	—	8,293,125
Biotechnology	—	2,830,078	—	2,830,078
Building Materials	—	1,571,074	—	1,571,074
Building Products	—	6,181,777	—	6,181,777
Capital Markets	—	10,115,596	—	10,115,596
Chemicals	—	6,948,926	—	6,948,926
Commercial Services & Supplies	—	2,222,798	—	2,222,798
Communications Equipment	—	1,522,665	—	1,522,665
Construction & Engineering	—	3,847,614	—	3,847,614
Construction Materials	—	225,648	—	225,648
Consumer Discretionary	—	4,106,858	—	4,106,858
Consumer Finance	—	5,515,818	—	5,515,818
Containers & Packaging	—	2,241,125	—	2,241,125
Diversified Consumer Services	—	4,823,777	—	4,823,777
Diversified Financial Services	—	30,478,294	—	30,478,294
Diversified Telecommunication Services	—	17,580,867	—	17,580,867
Education	—	660,435	—	660,435
Electric Utilities	—	23,445,512	—	23,445,512
Electrical Equipment	—	466,521	—	466,521
Electronic Equipment, Instruments & Components	—	2,501,214	—	2,501,214
Energy Equipment & Services	—	1,913,657	—	1,913,657
Environmental, Maintenance & Security Service	—	1,865,269	—	1,865,269
Equity Real Estate Investment Trusts (REITs)	—	11,017,423	—	11,017,423
Food & Staples Retailing	—	2,848,049	—	2,848,049
Food Products	—	2,500,434	—	2,500,434
Gas Utilities	—	52,699	—	52,699
Health Care Equipment & Supplies	—	2,345,549	—	2,345,549
Health Care Providers & Services	—	11,518,115	—	11,518,115
Health Care Technology	—	1,932,549	—	1,932,549
Hotels, Restaurants & Leisure	—	8,368,290	2,243,169	10,611,459
Household Durables	—	1,481,063	—	1,481,063
Household Products	—	226,354	—	226,354
Independent Power and Renewable Electricity Producers	—	2,074,359	—	2,074,359
Insurance	—	25,216,673	—	25,216,673
Interactive Media & Services	—	1,044,179	—	1,044,179
Internet Software & Services	—	3,358,528	—	3,358,528
IT Services	—	4,875,152	—	4,875,152
Leisure Products	—	352,492	—	352,492
Machinery	—	3,354,459	—	3,354,459
Marine	—	114,361	—	114,361
Media	—	36,683,397	—	36,683,397
Metals & Mining	—	7,102,008	—	7,102,008
Multiline Retail	—	104,974	—	104,974
Multi-Utilities	—	1,129,220	—	1,129,220
Offshore Drilling & Other Services	—	1,852,730	—	1,852,730
Oil, Gas & Consumable Fuels	77,168	49,694,142	1,438,181	51,209,491

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Pharmaceuticals	$—	$13,249,490	$—	$13,249,490
Real Estate	—	62,399	—	62,399
Real Estate Management & Development	—	2,722,101	—	2,722,101
Road & Rail	—	7,627,532	—	7,627,532
Semiconductors & Semiconductor Equipment	—	5,393,316	—	5,393,316
Software	—	14,540,670	—	14,540,670
Specialty Retail	—	694,728	—	694,728
Technology Hardware, Storage & Peripherals	—	2,767,174	—	2,767,174
Textiles, Apparel & Luxury Goods	—	270,294	—	270,294
Thrifts & Mortgage Finance	—	482,547	—	482,547
Tobacco	—	5,485,830	—	5,485,830
Transportation	—	75,894	—	75,894
Transportation Infrastructure	—	2,175,874	652,108	2,827,982
Utilities	—	8,772,995	—	8,772,995
Wireless Telecommunication Services	—	7,244,253	—	7,244,253
Floating Rate Loan Interests	—	22,452,346	135,835	22,588,181
Foreign Agency Obligations	—	16,135,622	—	16,135,622
Municipal Bonds	—	20,072,332	—	20,072,332
Non-Agency Mortgage-Backed Securities	—	68,091,386	477,212	68,568,598
Preferred Securities
Capital Trusts	—	34,309,923	—	34,309,923
Preferred Stocks	1,555,107	—	—	1,555,107
Trust Preferred	840,157	—	—	840,157
U.S. Government Sponsored Agency Securities	—	151,286,540	—	151,286,540
U.S. Treasury Obligations	—	169,157,242	—	169,157,242
Short-Term Securities
Money Market Funds	2,477,689	—	—	2,477,689
U.S. Treasury Obligations	—	2,784,359	—	2,784,359
Liabilities
Investments
TBA Sale Commitments	—	(7,475,972)	—	(7,475,972)
Unfunded Floating Rate Loan Interests (a)	—	(14,016)	—	(14,016)

	$4,950,121	$987,788,475	$6,566,486	$999,305,082

Derivative Financial Instruments (b)
Assets
Credit Contracts	$—	$2,938	$—	$2,938
Foreign Currency Exchange Contracts	—	9,439	—	9,439
Interest Rate Contracts	1,784,712	9,988,416	—	11,773,128
Liabilities
Credit Contracts	—	(900,924)	—	(900,924)
Foreign Currency Exchange Contracts	—	(21,034)	—	(21,034)
Interest Rate Contracts	(1,675,626)	(4,511,429)	—	(6,187,055)

	$109,086	$4,567,406	$—	$4,676,492

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $387,219,110 are categorized as Level 2 within the fair value hierarchy.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2022	BlackRock Core Bond Trust (BHK)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total

Assets
Opening balance, as of December 31, 2021	$2,843,303	$6,314,241	580,932	$—	$9,738,476
Transfers into Level 3	—	—	170,740	—	170,740
Transfers out of Level 3	(1,350,849)	—	(287,312)	—	(1,638,161)
Accrued discounts/premiums	(60,431)	—	961	—	(59,470)
Net realized gain (loss)	4,940	—	5,374	147	10,461
Net change in unrealized appreciation (depreciation) (a)(b)	13,069	(1,874,588)	(45,114)	9,616	(1,897,017)
Purchases	559,480	—	—	469,493	1,028,973
Sales	(389,531)	(106,195)	(289,746)	(2,044)	(787,516)

Closing balance, as of December 31, 2022	$1,619,981	$4,333,458	135,835	$477,212	$6,566,486

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 (b)	$13,069	$(1,874,588)	(34,472)	$9,616	$(1,886,375)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
AlbaCore EURO CLO I DAC, Series 1X, Class ER, (3 mo. EURIBOR + 5.96%), 7.36%, 10/18/34 (a)(b)	EUR	100	$87,820
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class B, (3 mo. LIBOR US + 1.80%), 6.41%, 05/15/30 (b)(c)	USD	500	466,858
Bilbao CLO II DAC, Series 2X, Class DR, (3 mo. EURIBOR + 5.97%), 7.77%, 08/20/35 (a)(b)	EUR	100	86,813
BlueMountain Fuji Eur CLO IV DAC, Series 4X, Class ER, (3 mo. EURIBOR + 6.21%), 8.07%, 02/25/34 (a)(b)		100	87,228
Contego CLO VIII DAC, Series 8X, Class ER, (3 mo. EURIBOR + 6.06%), 7.60%, 01/25/34 (a)(b)		100	86,568
CVC Cordatus Loan Fund XXII DAC, Series 22X, Class D, (3 mo. EURIBOR + 3.15%), 5.20%, 12/15/34 (a)(b)		100	90,358
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class C, (3 mo. LIBOR US + 1.95%), 6.03%, 07/15/31 (b)(c)	USD	250	233,458
Greene King Finance PLC (b)
Series B1, (1 day SONIA + 1.92%), 5.32%, 12/15/34	GBP	100	91,518
Series B2, (1 day SONIA + 2.20%), 5.60%, 03/15/36 (a)		100	90,105
Neuberger Berman Loan Advisers Euro CLO 2 DAC, Series 2021-2X, Class E, (3 mo. EURIBOR + 6.06%), 7.44%, 04/15/34 (a)(b)	EUR	100	86,822
Northwoods Capital 21 Euro DAC, Series 2020- 21X, Class ER, (3 mo. EURIBOR + 6.06%), 7.56%, 07/22/34 (a)(b)		100	87,238
Providus CLO III DAC, Series 3X, Class ER, (3 mo. EURIBOR + 6.26%), 7.66%, 07/18/34 (a)(b)		100	87,576
Rockfield Park CLO DAC, Series 1X, Class D, (3 mo. EURIBOR + 5.95%), 8.24%, 07/16/34 (a)(b)		100	88,101
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32 (a)	GBP	300	362,703
Voya Euro CLO II DAC, Series 2X, Class ER, (3 mo. EURIBOR + 6.02%), 7.40%, 07/15/35 (a)(b)	EUR	100	87,010

Total Asset-Backed Securities — 0.2% (Cost: $2,558,802)			2,120,176

	Shares

Common Stocks

Building Products — 0.0%
AZEK Co., Inc. (d)		1,120	22,758

Chemicals — 0.2%
Diversey Holdings Ltd. (d)		180,731	769,914
Element Solutions, Inc.		63,538	1,155,756

			1,925,670

Security	Shares	Value

Consumer Finance — 0.0%
Ally Financial, Inc.	1	$25

Containers & Packaging — 0.1%
Ardagh Metal Packaging SA, (Acquired 08/02/21, Cost: $1,599,352) (e)	162,646	782,327

Diversified Financial Services (f) — 0.0%
Kcad Holdings I Ltd.	2,223,465,984	22,235
UCI International Remainco LLC (d)	109,729	1

		22,236

Electrical Equipment — 0.0%
SunPower Corp. (d)	1,025	18,481

IT Services (d) — 0.0%
Block, Inc.	4,614	289,944
Twilio, Inc., Class A	2,522	123,477

		413,421

Media — 0.0%
Clear Channel Outdoor Holdings, Inc. (d)	106,185	111,494

Metals & Mining — 0.1%
Constellium SE (d)	138,993	1,644,287

Oil, Gas & Consumable Fuels — 0.2%
Cheniere Energy, Inc.	5,416	812,183
Chesapeake Energy Corp. (g)	20,521	1,936,567

		2,748,750

Road & Rail — 0.0%
Uber Technologies, Inc. (d)	14,860	367,488

Semiconductors & Semiconductor Equipment — 0.0%
Maxeon Solar Technologies Ltd. (d)	128	2,056

Software — 0.1%
Informatica, Inc., Class A (d)	62,173	1,012,798

Total Common Stocks — 0.7% (Cost: $35,334,736)		9,071,791

	Par (000)

Corporate Bonds

Aerospace & Defense — 6.0%
Amsted Industries, Inc., 5.63%, 07/01/27 (c)	USD 890	844,307
Boeing Co.
5.15%, 05/01/30	6,654	6,491,904
3.63%, 02/01/31	531	465,245
5.81%, 05/01/50	2,051	1,901,638
5.93%, 05/01/60	1,952	1,778,163
Bombardier, Inc. (c)
7.50%, 03/15/25	385	381,271
7.13%, 06/15/26	6,036	5,856,214
7.88%, 04/15/27	4,116	3,992,421
6.00%, 02/15/28	3,651	3,376,153
7.45%, 05/01/34	434	434,000
EnPro Industries, Inc., 5.75%, 10/15/26	2,192	2,126,240
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (c)	2,295	1,876,162
Howmet Aerospace, Inc., 5.13%, 10/01/24	44	43,509

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Aerospace & Defense (continued)
Rolls-Royce PLC, 5.75%, 10/15/27 (c)	USD	4,897	$4,664,392
Spirit AeroSystems, Inc. (c)
7.50%, 04/15/25		126	124,508
9.38%, 11/30/29		2,518	2,650,699
TransDigm, Inc.
8.00%, 12/15/25 (c)		1,221	1,239,058
6.25%, 03/15/26 (c)		32,149	31,705,022
6.38%, 06/15/26		328	319,129
7.50%, 03/15/27		445	440,286
4.63%, 01/15/29		4,169	3,665,677
4.88%, 05/01/29		1,665	1,452,296
Triumph Group, Inc., 8.88%, 06/01/24 (c)		3,402	3,461,535

			79,289,829

Airlines — 2.3%
Air Canada, 3.88%, 08/15/26 (c)		1,881	1,666,063
Air France-KLM, 3.88%, 07/01/26 (a)	EUR	100	95,780
Allegiant Travel Co., 7.25%, 08/15/27 (c)	USD	553	525,992
American Airlines, Inc., 11.75%, 07/15/25 (c)		5,570	5,974,378
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (c)
5.50%, 04/20/26		985	947,062
5.75%, 04/20/29		4,298	3,928,324
Delta Air Lines, Inc., 7.00%, 05/01/25 (c)		751	767,477
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (c)		949	892,071
Deutsche Lufthansa AG (a)
3.75%, 02/11/28	EUR	200	190,005
3.50%, 07/14/29		300	271,751
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (c)	USD	1,377	1,246,185
International Consolidated Airlines Group SA (a)
2.75%, 03/25/25	EUR	100	97,445
3.75%, 03/25/29		100	81,889
Series IAG, 1.13%, 05/18/28		200	156,685
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (c)	USD	3,981	3,958,067
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (c)		1,166	1,171,551
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27		2,663	2,625,378
Series 2020-1, Class B, 4.88%, 01/15/26		213	202,988
United Airlines, Inc. (c)
4.38%, 04/15/26		2,741	2,540,704
4.63%, 04/15/29		3,535	3,077,909

			30,417,704

Auto Components — 2.0%
Adient Global Holdings Ltd., 3.50%, 08/15/24 (a)	EUR	100	102,139
Clarios Global LP, 6.75%, 05/15/25 (c)	USD	1,189	1,191,748
Clarios Global LP/Clarios U.S. Finance Co.
4.38%, 05/15/26 (a)	EUR	201	198,556
6.25%, 05/15/26 (c)	USD	6,746	6,594,229
8.50%, 05/15/27 (c)		14,253	13,918,005
Dana Financing Luxembourg SARL, 3.00%, 07/15/29 (a)	EUR	100	81,750
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (c)	USD	1,030	906,270

Security	Par (000)		Value

Auto Components (continued)
Faurecia SE, 2.75%, 02/15/27 (a)	EUR	356	$320,641
Goodyear Tire & Rubber Co.
9.50%, 05/31/25	USD	1,085	1,114,840
5.00%, 07/15/29		520	433,758
5.63%, 04/30/33		311	253,870
Grupo Antolin-Irausa SA, 3.50%, 04/30/28 (a)	EUR	146	110,359
Titan International, Inc., 7.00%, 04/30/28	USD	348	328,554
ZF Finance GmbH (a)
2.00%, 05/06/27	EUR	200	174,526
2.75%, 05/25/27		100	89,918

			25,819,163

Automobiles — 2.3%
Asbury Automotive Group, Inc.
4.50%, 03/01/28	USD	751	661,180
4.75%, 03/01/30		147	122,944
5.00%, 02/15/32 (c)		953	784,033
Constellation Automotive Financing PLC, 4.88%, 07/15/27 (a)	GBP	100	78,789
Ford Motor Co.
3.25%, 02/12/32	USD	6,067	4,549,896
6.10%, 08/19/32		876	808,861
Ford Motor Credit Co. LLC
3.81%, 01/09/24		713	693,412
4.54%, 03/06/25	GBP	100	114,837
4.69%, 06/09/25	USD	200	190,293
5.13%, 06/16/25		2,014	1,936,142
4.13%, 08/04/25		2,166	2,027,355
3.38%, 11/13/25		489	442,062
4.39%, 01/08/26		507	472,250
2.70%, 08/10/26		1,611	1,398,993
4.95%, 05/28/27		969	903,980
4.13%, 08/17/27		644	576,380
3.82%, 11/02/27		200	175,778
2.90%, 02/16/28		1,644	1,357,811
2.90%, 02/10/29		200	159,752
5.11%, 05/03/29		1,448	1,311,229
4.00%, 11/13/30		1,424	1,168,876
3.63%, 06/17/31		1,200	942,670
General Motors Co.
5.40%, 10/15/29		890	849,325
5.60%, 10/15/32		531	493,297
5.20%, 04/01/45		615	499,854
5.40%, 04/01/48		1,031	842,661
5.95%, 04/01/49		621	541,211
Group 1 Automotive, Inc., 4.00%, 08/15/28 (c)		243	205,683
Jaguar Land Rover Automotive PLC (a)
6.88%, 11/15/26	EUR	100	94,735
4.50%, 07/15/28		138	111,555
Ken Garff Automotive LLC, 4.88%, 09/15/28 (c)	USD	680	568,839
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (c)		1,552	1,242,824
Lithia Motors, Inc., 3.88%, 06/01/29 (c)		721	592,741
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (c)		975	727,536
Penske Automotive Group, Inc.
3.50%, 09/01/25		1,040	965,182
3.75%, 06/15/29		377	305,990
RCI Banque SA, (5 year EUR Swap + 2.85%), 2.63%, 02/18/30 (a)(b)	EUR	600	570,695

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Automobiles (continued)
Renault SA, 2.38%, 05/25/26 (a)	EUR	100	$96,156
Volvo Car AB, 2.50%, 10/07/27 (a)		100	94,113
Wabash National Corp., 4.50%, 10/15/28 (c)	USD	1,072	912,900

			30,592,820

Banks — 0.6%
Banco Espirito Santo SA (a)(d)(h)
4.75%, 01/15/22	EUR	1,900	244,062
4.00%, 01/21/22		1,100	141,299
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13% (a)(b)(i)		200	198,586
First-Citizens Bank & Trust Co., 6.00%, 04/01/36 .	USD	3,261	3,135,398
HSBC Bank PLC, Series 1M, (6 mo. LIBOR US + 0.25%), 5.40% (b)(i)		170	117,300
Intesa Sanpaolo SpA
5.71%, 01/15/26 (c)		600	576,600
5.15%, 06/10/30 (a)	GBP	125	122,955
(1 year CMT + 2.60%), 4.20%, 06/01/32 (b)(c)	USD	855	628,175
(1 year CMT + 2.75%), 4.95%, 06/01/42 (b)(c)		630	404,554
Northern Trust Corp., 6.13%, 11/02/32		1,435	1,513,125
PNC Financial Services Group, Inc., 6.04%, 10/28/33		1,177	1,225,374

			8,307,428

Beverages — 2.2%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27 (c)(j)		3,279	2,280,852
Ardagh Metal Packaging Finance USA
LLC/Ardagh Metal Packaging Finance PLC
6.00%, 06/15/27 (c)		3,141	3,074,867
3.25%, 09/01/28 (c)		1,708	1,450,852
3.00%, 09/01/29 (a)	EUR	607	474,327
4.00%, 09/01/29 (c)	USD	9,084	7,199,318
Ball Corp.
2.88%, 08/15/30		151	120,516
3.13%, 09/15/31		2,110	1,694,604
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25 (c)		584	508,262
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		155	159,574
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (c)		2,321	2,256,818
OI European Group BV, 2.88%, 02/15/25 (a)	EUR	100	102,763
Silgan Holdings, Inc., 4.13%, 02/01/28	USD	150	138,774
Trivium Packaging Finance BV (c)
5.50%, 08/15/26		3,921	3,595,305
8.50%, 08/15/27		6,524	5,985,932

			29,042,764

Biotechnology (a) — 0.0%
Cidron Aida Finco SARL
5.00%, 04/01/28	EUR	163	148,747
6.25%, 04/01/28	GBP	133	130,240

			278,987

Building Materials — 1.2%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28 (c)	USD	1,004	921,301
HT Troplast GmbH, 9.25%, 07/15/25 (a)	EUR	128	124,261
James Hardie International Finance DAC, 5.00%, 01/15/28 (c)	USD	458	420,215
Jeld-Wen, Inc., 6.25%, 05/15/25 (c)		852	796,913
Masonite International Corp. (c)
Class C, 5.38%, 02/01/28		239	220,982

Security	Par (000)		Value

Building Materials (continued)
Masonite International Corp. (c) (continued)
Class C, 3.50%, 02/15/30	USD	1,179	$953,724
New Enterprise Stone & Lime Co., Inc. (c)
5.25%, 07/15/28		435	386,267
9.75%, 07/15/28		640	591,321
PCF GmbH, 4.75%, 04/15/26 (a)	EUR	100	88,419
Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/28 (c)	USD	5,538	4,954,849
Standard Industries, Inc.
2.25%, 11/21/26 (a)	EUR	100	90,989
5.00%, 02/15/27 (c)	USD	704	649,604
4.75%, 01/15/28 (c)		100	89,989
4.38%, 07/15/30 (c)		4,458	3,632,934
3.38%, 01/15/31 (c)		819	616,300
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (c)		923	859,336

			15,397,404

Building Products (c) — 1.6%
Advanced Drainage Systems, Inc.
5.00%, 09/30/27		1,187	1,106,878
6.38%, 06/15/30		2,305	2,239,676
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		552	458,707
Foundation Building Materials, Inc., 6.00%, 03/01/29		586	438,740
GYP Holdings III Corp., 4.63%, 05/01/29		1,296	1,058,142
LBM Acquisition LLC, 6.25%, 01/15/29		188	119,634
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		386	310,792
SRS Distribution, Inc.
4.63%, 07/01/28		4,396	3,896,923
6.13%, 07/01/29		2,619	2,117,514
6.00%, 12/01/29		2,622	2,086,727
White Cap Buyer LLC, 6.88%, 10/15/28		6,364	5,504,916
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26 (j)		2,051	1,773,069

			21,111,718

Capital Markets — 2.2%
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27 (c)		708	711,540
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29 (c)		613	505,868
Blackstone Private Credit Fund
7.05%, 09/29/25 (c)		432	428,575
3.25%, 03/15/27		590	496,757
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00% (b)(i)		3,275	2,611,649
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (c)		1,129	966,188
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		1,733	1,385,334
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		591	566,622
6.25%, 05/15/26		800	768,717
5.25%, 05/15/27		3,986	3,649,581
4.38%, 02/01/29		1,324	1,119,641
Kane Bidco Ltd., 6.50%, 02/15/27 (a)	GBP	165	165,566
Lehman Brothers Holdings, Inc.
1.00% (d)(h)(i)	USD	1,535	5,372
5.38%, 10/17/12	EUR	350	1,686
4.75%, 01/16/14		1,890	9,104

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Lehman Brothers Holdings, Inc. (continued)
1.00% (d)(h)(i)	USD	430	$1,505
1.00%, 02/05/22	EUR	3,950	19,027
NFP Corp. (c)
4.88%, 08/15/28	USD	2,647	2,253,380
6.88%, 08/15/28		7,738	6,378,271
7.50%, 10/01/30		1,700	1,598,652
Owl Rock Capital Corp.
3.75%, 07/22/25		1,102	1,018,149
4.25%, 01/15/26		197	180,850
3.40%, 07/15/26		785	685,428
Owl Rock Core Income Corp.
5.50%, 03/21/25		873	846,289
3.13%, 09/23/26		540	459,520
7.75%, 09/16/27 (c)		1,852	1,846,008
Sherwood Financing PLC, 6.00%, 11/15/26 (a)	GBP	100	93,089

			28,772,368

Chemicals — 3.2%
Ashland LLC, 3.38%, 09/01/31 (c)	USD	1,561	1,247,662
Avient Corp., 7.13%, 08/01/30 (c)		799	781,048
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25 (a)	EUR	242	247,604
Axalta Coating Systems LLC, 3.38%, 02/15/29 (c)	USD	3,912	3,228,046
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (c)		3,148	2,910,011
Celanese U.S. Holdings LLC, 6.17%, 07/15/27		1,120	1,104,685
Chemours Co., 5.75%, 11/15/28 (c)		609	547,022
Diamond BC BV, 4.63%, 10/01/29 (c)		3,820	3,065,550
Element Solutions, Inc., 3.88%, 09/01/28 (c)		6,997	5,947,450
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27 (a)	EUR	100	84,875
HB Fuller Co., 4.25%, 10/15/28	USD	606	536,310
Herens Holdco SARL, 4.75%, 05/15/28 (c)		4,049	3,026,263
Herens Midco SARL, 5.25%, 05/15/29 (a)	EUR	102	75,410
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (c)	USD	1,619	1,355,470
Ingevity Corp., 3.88%, 11/01/28 (c)		494	424,773
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26 (c)(j)		1,348	943,600
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (c)		610	503,928
Minerals Technologies, Inc., 5.00%, 07/01/28 (c)		878	781,947
Monitchem HoldCo 3 SA, 5.25%, 03/15/25 (a)	EUR	122	125,195
NOVA Chemicals Corp., 4.88%, 06/01/24 (c)	USD	456	441,178
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (c)		1,284	1,088,190
Scotts Miracle-Gro Co.
4.00%, 04/01/31		843	644,003
4.38%, 02/01/32		146	110,040
SK Invictus Intermediate II Sarl, 5.00%, 10/30/29 (c)		4,319	3,541,580
WESCO Distribution, Inc. (c)
7.13%, 06/15/25		1,940	1,964,274
7.25%, 06/15/28		2,820	2,856,587

Security	Par (000)		Value

Chemicals (continued)
WR Grace Holdings LLC (c)
4.88%, 06/15/27	USD	733	$649,533
5.63%, 08/15/29		5,346	4,315,665

			42,547,899

Commercial Services & Supplies — 1.6%
ADT Security Corp. (c)
4.13%, 08/01/29		104	88,447
4.88%, 07/15/32		168	142,771
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26 (c)		940	838,301
AMN Healthcare, Inc., 4.00%, 04/15/29 (c)		502	429,582
APX Group, Inc. (c)
6.75%, 02/15/27		1,620	1,559,331
5.75%, 07/15/29		1,478	1,224,060
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29 (c)		198	169,377
BCP V Modular Services Finance II PLC (a)
4.75%, 11/30/28	EUR	200	178,765
6.13%, 11/30/28	GBP	100	100,978
EC Finance PLC, 3.00%, 10/15/26 (a)	EUR	209	201,463
Fortress Transportation & Infrastructure Investors LLC (c)
6.50%, 10/01/25	USD	295	277,360
9.75%, 08/01/27		261	261,653
5.50%, 05/01/28		1,713	1,461,377
Herc Holdings, Inc., 5.50%, 07/15/27 (c)		2,566	2,393,437
Hertz Corp. (c)
4.63%, 12/01/26		666	557,775
5.00%, 12/01/29		476	361,094
Inter Media & Communication SpA, 6.75%, 02/09/27 (a)	EUR	100	101,157
Loxam SAS (a)
3.25%, 01/14/25		268	272,512
3.75%, 07/15/26		115	110,634
4.50%, 02/15/27		101	98,481
Metis Merger Sub LLC, 6.50%, 05/15/29 (c)	USD	763	640,525
NESCO Holdings II, Inc., 5.50%, 04/15/29 (c)		1,353	1,183,875
Paprec Holding SA, 3.50%, 07/01/28 (a)	EUR	100	92,188
Prime Security Services Borrower LLC/Prime Finance, Inc. (c)
5.75%, 04/15/26	USD	978	941,325
6.25%, 01/15/28		3,124	2,843,340
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (c)		2,072	1,739,859
United Rentals North America, Inc., 5.25%, 01/15/30		496	466,032
Verisure Holding AB, 3.88%, 07/15/26 (a)	EUR	140	135,254
Williams Scotsman International, Inc. (c)
6.13%, 06/15/25	USD	1,652	1,635,480
4.63%, 08/15/28		1,196	1,079,390

			21,585,823

Communications Equipment — 1.1%
Ciena Corp., 4.00%, 01/31/30 (c)		548	482,300
CommScope Technologies LLC, 6.00%, 06/15/25 (c)		3,219	2,929,290
CommScope, Inc. (c)
6.00%, 03/01/26		4,383	4,045,027

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Communications Equipment (continued)
CommScope, Inc. (c) (continued)
8.25%, 03/01/27	USD	717	$555,675
7.13%, 07/01/28		1,152	823,529
4.75%, 09/01/29		1,804	1,454,385
Nokia OYJ, 4.38%, 06/12/27		439	414,447
Viasat, Inc. (c)
5.63%, 09/15/25		1,109	1,028,916
5.63%, 04/15/27		837	760,289
6.50%, 07/15/28		1,011	758,475
Viavi Solutions, Inc., 3.75%, 10/01/29 (c)		1,821	1,530,468

			14,782,801

Construction Materials (c) — 0.1%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28		341	304,240
3.88%, 11/15/29		299	244,418
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		688	616,985
H&E Equipment Services, Inc., 3.88%, 12/15/28		358	304,941
Resideo Funding, Inc., 4.00%, 09/01/29		290	234,479

			1,705,063

Consumer Discretionary — 2.5%
APi Group DE, Inc. (c)
4.13%, 07/15/29		727	602,552
4.75%, 10/15/29		542	469,836
Carnival Corp.
10.13%, 02/01/26 (a)	EUR	201	212,716
10.50%, 02/01/26 (c)	USD	1,184	1,189,636
7.63%, 03/01/26 (c)		395	313,075
5.75%, 03/01/27 (c)		4,951	3,535,212
9.88%, 08/01/27 (c)		1,240	1,171,800
4.00%, 08/01/28 (c)		3,168	2,583,219
6.00%, 05/01/29 (c)		1,911	1,273,456
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (c)		5,988	6,147,341
CoreLogic, Inc., 4.50%, 05/01/28 (c)		2,266	1,738,475
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26 (c) .		561	499,290
Life Time, Inc. (c)
5.75%, 01/15/26		1,307	1,216,163
8.00%, 04/15/26		1,019	917,100
Lindblad Expeditions LLC, 6.75%, 02/15/27 (c)		1,551	1,407,021
NCL Corp. Ltd. (c)
5.88%, 03/15/26		1,545	1,213,551
7.75%, 02/15/29		355	267,152
NCL Finance Ltd., 6.13%, 03/15/28 (c)		849	626,750
Neptune Bidco U.S., Inc., 9.29%, 04/15/29 (c)		1,165	1,098,012
Royal Caribbean Cruises Ltd. (c)
11.50%, 06/01/25		725	777,562
4.25%, 07/01/26		462	373,457
5.50%, 08/31/26		458	385,293
5.38%, 07/15/27		868	702,820
11.63%, 08/15/27		860	863,638
5.50%, 04/01/28		224	178,762
8.25%, 01/15/29		923	925,307
9.25%, 01/15/29		1,695	1,741,782

Security	Par (000)		Value

Consumer Discretionary (continued)
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26 (a)	EUR	88	$88,267
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (c)	USD	302	243,110

			32,762,355

Consumer Finance — 3.4%
American Express Co., (5 year CMT + 2.85%), 3.55% (b)(i)		4,020	3,302,430
Block, Inc., 3.50%, 06/01/31		8,694	6,937,160
Discover Financial Services, 6.70%, 11/29/32		445	452,332
Encore Capital Group, Inc. (a)
5.38%, 02/15/26	GBP	100	108,080
4.25%, 06/01/28		159	147,531
Global Payments, Inc.
4.95%, 08/15/27	USD	385	373,451
3.20%, 08/15/29		671	570,385
2.90%, 05/15/30		542	444,097
5.40%, 08/15/32		2,892	2,754,198
5.95%, 08/15/52		2,569	2,322,789
HealthEquity, Inc., 4.50%, 10/01/29 (c)		2,913	2,545,671
Iron Mountain U.K. PLC, 3.88%, 11/15/25 (a)	GBP	100	111,566
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (c)	USD	1,144	892,434
Navient Corp.
6.13%, 03/25/24		1,297	1,270,566
5.88%, 10/25/24		665	643,421
5.50%, 03/15/29		564	460,224
Nexi SpA, 0.00%, 02/24/28 (a)(k)	EUR	100	76,547
OneMain Finance Corp.
6.88%, 03/15/25	USD	585	561,995
7.13%, 03/15/26		1,766	1,679,254
3.50%, 01/15/27		1,027	850,325
6.63%, 01/15/28		720	662,998
5.38%, 11/15/29		283	231,466
4.00%, 09/15/30		446	332,778
Sabre Global, Inc. (c)
9.25%, 04/15/25		1,250	1,245,159
7.38%, 09/01/25		1,947	1,871,145
11.25%, 12/15/27		485	499,417
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (c)		2,520	2,380,871
SLM Corp., 3.13%, 11/02/26		930	790,918
Verscend Escrow Corp., 9.75%, 08/15/26 (c)		10,288	10,079,256

			44,598,464

Containers & Packaging — 0.8%
Clydesdale Acquisition Holdings, Inc. (c)
6.63%, 04/15/29		4,060	3,860,047
8.75%, 04/15/30		3,713	3,178,222
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		433	412,900
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		439	426,159
Fiber Bidco SpA, 11.00%, 10/25/27 (a)	EUR	100	113,211
Graphic Packaging International LLC
4.75%, 07/15/27 (c)	USD	574	540,278
3.50%, 03/15/28 (c)		67	58,311
2.63%, 02/01/29 (a)	EUR	556	520,831
3.50%, 03/01/29 (c)	USD	156	132,916

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging (continued)
Kleopatra Finco SARL, 4.25%, 03/01/26 (a)	EUR	200	$166,344
LABL, Inc., 5.88%, 11/01/28 (c)	USD	1,415	1,232,847
Sealed Air Corp. (c)
5.13%, 12/01/24		142	139,515
4.00%, 12/01/27		412	373,740

			11,155,321

Diversified Consumer Services — 2.9%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (c)
6.63%, 07/15/26		8,313	7,606,395
9.75%, 07/15/27		3,116	2,710,920
6.00%, 06/01/29		5,836	4,235,533
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL
4.63%, 06/01/28 (c)		6,945	5,689,065
4.88%, 06/01/28 (a)	GBP	100	94,661
Brink’s Co., 5.50%, 07/15/25 (c)	USD	281	275,894
Clarivate Science Holdings Corp. (c)
3.88%, 07/01/28		5,606	4,857,016
4.88%, 07/01/29		5,334	4,535,767
Garda World Security Corp., 4.63%, 02/15/27 (c)		807	712,565
Graham Holdings Co., 5.75%, 06/01/26 (c)		705	692,733
Rekeep SpA, 7.25%, 02/01/26 (a)	EUR	100	88,979
Service Corp. International
5.13%, 06/01/29	USD	269	252,194
3.38%, 08/15/30		270	219,485
4.00%, 05/15/31		2,401	2,022,184
Sotheby’s, 7.38%, 10/15/27 (c)		4,880	4,575,631

			38,569,022

Diversified Financial Services — 1.5%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (c)		2,432	1,939,520
Bank of America Corp., (1 day SOFR + 1.99%), 6.20%, 11/10/28 (b)		2,115	2,183,678
Barclays PLC, 5.20%, 05/12/26		800	777,996
Blackstone Holdings Finance Co. LLC (c)
5.90%, 11/03/27		1,565	1,576,718
6.20%, 04/22/33		1,774	1,788,204
Deutsche Bank AG, (5 year EURIBOR ICE Swap Rate + 3.30%), 4.00%, 06/24/32 (a)(b)	EUR	100	94,708
Garfunkelux Holdco 3 SA (a)
6.75%, 11/01/25		200	170,683
7.75%, 11/01/25	GBP	100	93,932
Global Aircraft Leasing Co. Ltd. (c)(j) (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24	USD	708	601,733
Series 2021, (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24		1,563	1,328,265
HSBC Holdings PLC, (1 day SOFR + 3.35%), 7.39%, 11/03/28 (b)		1,470	1,544,897
Intrum AB (a)
4.88%, 08/15/25	EUR	200	194,094
3.50%, 07/15/26		201	179,928
ION Trading Technologies SARL, 5.75%, 05/15/28 (c)	USD	1,268	1,057,195
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28 (c)		1,779	1,451,184

Security	Par (000)		Value

Diversified Financial Services (continued)
JPMorgan Chase & Co., (1 day SOFR + 2.58%), 5.72%, 09/14/33 (b)	USD	943	$920,418
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (c)
4.25%, 02/01/27		780	655,223
4.75%, 06/15/29		370	298,723
Lincoln Financing SARL, 3.63%, 04/01/24 (a)	EUR	100	105,439
Spectrum Brands, Inc. (c)
5.00%, 10/01/29	USD	424	366,941
5.50%, 07/15/30		292	257,700
UBS Group AG, (5 year CMT + 3.31%), 4.38% (b)(c)(i)		950	721,771
UniCredit SpA, (5 year EUR Swap + 2.80%), 2.73%, 01/15/32 (a)(b)	EUR	200	179,844
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.38%, 02/01/30 (c)	USD	862	691,173

			19,179,967

Diversified Telecommunication Services — 3.8%
Consolidated Communications, Inc., 6.50%, 10/01/28 (c)		2,164	1,681,560
Level 3 Financing, Inc. (c)
3.40%, 03/01/27		4,373	3,695,121
4.63%, 09/15/27		601	500,333
4.25%, 07/01/28		1,798	1,416,285
3.63%, 01/15/29		3,011	2,204,778
3.75%, 07/15/29		1,831	1,317,167
3.88%, 11/15/29		219	172,821
Lumen Technologies, Inc. (c)
4.00%, 02/15/27		5,287	4,480,481
4.50%, 01/15/29		3,768	2,600,719
5.38%, 06/15/29		206	148,306
SoftBank Group Corp. (a)
2.13%, 07/06/24	EUR	149	149,528
4.75%, 07/30/25		269	269,234
Sprint Capital Corp.
6.88%, 11/15/28	USD	7,661	7,951,658
8.75%, 03/15/32		6,944	8,264,054
Telecom Italia Capital SA
6.38%, 11/15/33		1,521	1,244,315
6.00%, 09/30/34		2,322	1,754,735
7.20%, 07/18/36		266	215,965
7.72%, 06/04/38		251	208,330
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	83	93,467
Telecom Italia SpA
5.30%, 05/30/24 (c)	USD	322	305,076
2.75%, 04/15/25 (a)	EUR	139	137,634
3.00%, 09/30/25 (a)		100	99,111
1.63%, 01/18/29 (a)		410	333,450
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28 (c)	USD	683	546,400
Zayo Group Holdings, Inc. (c)
4.00%, 03/01/27		5,568	4,112,358
6.13%, 03/01/28		10,529	5,970,771

			49,873,657

Electric Utilities — 0.6%
Edison International, Series A, (5 year CMT + 4.70%), 5.38% (b)(i)		2,200	1,800,458

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
EDP - Energias de Portugal SA, (5 year EUR Swap + 2.38%), 1.88%, 08/02/81 (a)(b)	EUR	100	$91,256
FirstEnergy Corp.
2.65%, 03/01/30	USD	543	442,730
Series B, 2.25%, 09/01/30		117	92,863
Series C, 3.40%, 03/01/50		3,563	2,350,867
FirstEnergy Transmission LLC (c)
5.45%, 07/15/44		2,074	1,929,288
4.55%, 04/01/49		814	658,647
NextEra Energy Operating Partners LP, 4.25%, 07/15/24 (c)		337	326,890

			7,692,999

Electrical Equipment (c) — 0.2%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		2,205	2,127,825
GrafTech Finance, Inc., 4.63%, 12/15/28		717	588,817

			2,716,642

Electronic Equipment, Instruments & Components — 0.9%
BWX Technologies, Inc. (c)
4.13%, 06/30/28		2,910	2,615,363
4.13%, 04/15/29		1,267	1,108,875
CDW LLC/CDW Finance Corp.
3.28%, 12/01/28		675	577,908
3.25%, 02/15/29		1,434	1,221,323
Imola Merger Corp., 4.75%, 05/15/29 (c)		2,760	2,394,613
Vertiv Group Corp., 4.13%, 11/15/28 (c)		5,085	4,322,250

			12,240,332

Energy Equipment & Services — 0.8%
Archrock Partners LP/Archrock Partners Finance Corp. (c)
6.88%, 04/01/27		1,414	1,349,895
6.25%, 04/01/28		2,389	2,185,964
Saipem Finance International BV, 3.38%, 07/15/26 (a)	EUR	100	97,218
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26	USD	2,757	2,644,763
6.88%, 09/01/27		1,063	993,905
Vallourec SA, 8.50%, 06/30/26 (a)	EUR	125	131,181
Weatherford International Ltd. (c)
11.00%, 12/01/24	USD	26	26,521
6.50%, 09/15/28		922	903,837
8.63%, 04/30/30		1,785	1,714,150

			10,047,434

Environmental, Maintenance & Security Service — 1.3%
Clean Harbors, Inc. (c)
4.88%, 07/15/27		678	642,405
5.13%, 07/15/29		909	843,054
Covanta Holding Corp.
4.88%, 12/01/29 (c)		472	386,695
5.00%, 09/01/30		520	419,920
GFL Environmental, Inc. (c)
4.25%, 06/01/25		487	465,181
3.75%, 08/01/25		427	403,515
5.13%, 12/15/26		1,283	1,226,943
4.00%, 08/01/28		2,291	1,958,805
3.50%, 09/01/28		408	358,698
4.75%, 06/15/29		2,908	2,545,227
4.38%, 08/15/29		1,618	1,371,174

Security		Par (000)	Value

Environmental, Maintenance & Security Service (continued)
Stericycle, Inc., 3.88%, 01/15/29 (c)	USD	768	$670,080
Tervita Corp., 11.00%, 12/01/25 (c)		415	446,153
Waste Pro USA, Inc., 5.50%, 02/15/26 (c)		5,436	4,800,532

			16,538,382

Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.
2.70%, 04/15/31		484	393,953
4.05%, 03/15/32		2,037	1,816,588
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27 (c)		962	804,054
Digital Realty Trust LP, 5.55%, 01/15/28		600	603,967
Equinix, Inc.
3.20%, 11/18/29		1,068	929,610
3.90%, 04/15/32		1,007	894,662
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (c)		774	640,034
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26 (c)		1,021	887,045
Iron Mountain, Inc. (c)
5.00%, 07/15/28		150	134,727
5.25%, 07/15/30		694	603,086
5.63%, 07/15/32		2,285	1,980,218
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		187	157,179
4.63%, 08/01/29		3,134	2,389,940
3.50%, 03/15/31		4,369	2,994,878
3.33%, 03/24/25	EUR	200	192,724
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27	USD	3,260	2,950,337
4.50%, 02/15/29 (c)		2,213	1,908,919
RLJ Lodging Trust LP (c)
3.75%, 07/01/26		690	614,506
4.00%, 09/15/29		530	429,653
VICI Properties LP
4.75%, 02/15/28		233	221,040
4.95%, 02/15/30		1,185	1,128,022
VICI Properties LP/VICI Note Co., Inc., 3.88%, 02/15/29 (c)		241	211,221

			22,886,363

Food & Staples Retailing — 1.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (c)
3.25%, 03/15/26		1,678	1,530,428
4.63%, 01/15/27		1,668	1,549,355
5.88%, 02/15/28		1,440	1,368,979
4.88%, 02/15/30		1,150	1,026,329
Bellis Acquisition Co. PLC, 4.50%, 02/16/26 (a)	GBP	225	227,340
Darling Ingredients, Inc., 6.00%, 06/15/30 (c)	USD	2,203	2,153,433
Kraft Heinz Foods Co.
4.88%, 10/01/49		1,382	1,199,635
5.50%, 06/01/50		2,855	2,728,513
Lamb Weston Holdings, Inc. (c)
4.88%, 05/15/28		1,006	953,185
4.13%, 01/31/30		1,483	1,309,786
4.38%, 01/31/32		1,481	1,293,950
Ocado Group PLC, 3.88%, 10/08/26 (a)	GBP	120	111,707

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
Performance Food Group, Inc., 4.25%, 08/01/29 (c)	USD	1,890	$1,637,912
Picard Groupe SAS, 3.88%, 07/01/26 (a)	EUR	112	102,034
Post Holdings, Inc. (c)
5.75%, 03/01/27	USD	2	1,934
5.63%, 01/15/28		104	97,900
5.50%, 12/15/29		243	219,894
4.50%, 09/15/31		194	163,088
Premier Foods Finance PLC, 3.50%, 10/15/26 (a)	GBP	100	105,783
U.S. Foods, Inc. (c)
6.25%, 04/15/25	USD	841	832,197
4.75%, 02/15/29		1,687	1,497,921
4.63%, 06/01/30		149	131,212
United Natural Foods, Inc., 6.75%, 10/15/28 (c)		454	436,215

			20,678,730

Food Products — 1.5%
Aramark International Finance SARL, 3.13%, 04/01/25 (a)	EUR	363	371,088
Aramark Services, Inc. (c)
5.00%, 04/01/25	USD	14	13,661
6.38%, 05/01/25		1,513	1,494,405
5.00%, 02/01/28		4,474	4,173,951
Chobani LLC/Chobani Finance Corp., Inc. (c)
7.50%, 04/15/25		6,396	6,228,105
4.63%, 11/15/28		4,596	4,001,324
Darling Global Finance BV, 3.63%, 05/15/26 (a)	EUR	200	207,667
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31 (c)	USD	1,672	1,365,858
Pilgrim’s Pride Corp., 3.50%, 03/01/32 (c)		990	774,675
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29 (c)		746	607,283

			19,238,017

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (c)		537	456,441

Health Care Equipment & Supplies — 0.6%
Avantor Funding, Inc.
3.88%, 07/15/28 (a)	EUR	100	98,321
4.63%, 07/15/28 (c)	USD	4,615	4,193,373
3.88%, 11/01/29 (c)		2,360	1,981,810
Embecta Corp., 6.75%, 02/15/30 (c)		376	339,340
Garden Spinco Corp., 8.63%, 07/20/30 (c)		963	1,020,780

			7,633,624

Health Care Providers & Services — 3.4%
Acadia Healthcare Co., Inc. (c)
5.50%, 07/01/28		604	572,894
5.00%, 04/15/29		419	385,354
AdaptHealth LLC (c)
6.13%, 08/01/28		372	341,008
5.13%, 03/01/30		146	124,288
AHP Health Partners, Inc., 5.75%, 07/15/29 (c)		1,951	1,524,219
Cano Health LLC, 6.25%, 10/01/28 (c)		646	390,830
Centene Corp.
2.45%, 07/15/28		2,206	1,861,974
3.00%, 10/15/30		4,051	3,320,804
2.50%, 03/01/31		4,823	3,773,868
2.63%, 08/01/31		1,540	1,210,132

Security		Par (000)	Value

Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc. (c)
5.63%, 03/15/27	USD	437	$374,710
6.00%, 01/15/29		3,155	2,639,094
5.25%, 05/15/30		1,640	1,236,621
4.75%, 02/15/31		302	219,258
Encompass Health Corp.
4.50%, 02/01/28		116	105,374
4.75%, 02/01/30		2,074	1,821,267
4.63%, 04/01/31		1,035	889,600
HCA, Inc., 4.63%, 03/15/52 (c)		1,545	1,202,467
Legacy LifePoint Health LLC (c)
6.75%, 04/15/25		1,050	988,144
4.38%, 02/15/27		311	263,050
Medline Borrower LP (c)
3.88%, 04/01/29		559	450,532
5.25%, 10/01/29		5,636	4,476,506
Molina Healthcare, Inc. (c)
4.38%, 06/15/28		1,756	1,602,508
3.88%, 11/15/30		1,259	1,066,927
3.88%, 05/15/32		1,191	989,053
Surgery Center Holdings, Inc. (c)
6.75%, 07/01/25		997	982,802
10.00%, 04/15/27		1,948	1,982,090
Teleflex, Inc., 4.63%, 11/15/27		294	280,208
Tenet Healthcare Corp.
4.63%, 07/15/24		567	552,971
4.63%, 09/01/24 (c)		1,234	1,198,531
4.88%, 01/01/26 (c)		4,729	4,471,945
6.25%, 02/01/27 (c)		679	652,186
5.13%, 11/01/27 (c)		677	629,772
4.63%, 06/15/28 (c)		465	416,055
6.13%, 10/01/28 (c)		596	533,611
4.25%, 06/01/29 (c)		92	79,700
6.13%, 06/15/30 (c)		1,729	1,647,391

			45,257,744

Health Care Technology — 1.1%
AthenaHealth Group, Inc., 6.50%, 02/15/30 (c)		8,181	6,028,842
Catalent Pharma Solutions, Inc. (c)
5.00%, 07/15/27		625	581,574
3.13%, 02/15/29		931	741,285
3.50%, 04/01/30		3,490	2,755,669
Charles River Laboratories International, Inc. (c)
4.25%, 05/01/28		1,108	1,020,435
3.75%, 03/15/29		145	128,238
4.00%, 03/15/31		420	363,300
IQVIA, Inc.
1.75%, 03/15/26 (a)	EUR	330	322,781
5.00%, 10/15/26 (c)	USD	1,504	1,436,093
5.00%, 05/15/27 (c)		1,011	963,786
2.25%, 03/15/29 (a)	EUR	100	90,177
Syneos Health, Inc., 3.63%, 01/15/29 (c)	USD	804	640,261

			15,072,441

Hotels, Restaurants & Leisure — 5.2%
Accor SA, 0.70%, 12/07/27 (a)	EUR	158	69,227
Boyd Gaming Corp.
4.75%, 12/01/27	USD	931	867,115
4.75%, 06/15/31 (c)		1,960	1,705,200
Boyne USA, Inc., 4.75%, 05/15/29 (c)		1,752	1,550,598

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Burger King (Restaurant Brands Int)/New Red Finance, Inc. (c)
5.75%, 04/15/25	USD	648	$642,945
3.88%, 01/15/28		969	866,815
4.38%, 01/15/28		3,126	2,799,039
4.00%, 10/15/30		712	576,585
Caesars Entertainment, Inc. (c)
6.25%, 07/01/25		8,086	7,856,968
8.13%, 07/01/27		6,466	6,353,168
4.63%, 10/15/29		5,255	4,276,572
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25 (c)		1,522	1,489,895
CCM Merger, Inc., 6.38%, 05/01/26 (c)		915	862,223
CDI Escrow Issuer, Inc., 5.75%, 04/01/30 (c)		3,500	3,137,502
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25 (c)		2,704	2,674,571
6.50%, 10/01/28		293	283,477
Churchill Downs, Inc. (c)
5.50%, 04/01/27		3,251	3,080,502
4.75%, 01/15/28		2,304	2,061,780
Cirsa Finance International SARL, 4.75%, 05/22/25 (a)	EUR	147	148,216
Codere Finance 2 Luxembourg SA (a)(j)
(2% Cash or 10.75% PIK), 12.75%, 11/30/27		59	32,961
(8.00% Cash or 3.00% PIK), 11.00%, 09/30/26		132	126,532
CPUK Finance Ltd., 4.50%, 08/28/27 (a)	GBP	100	100,004
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (c)
4.63%, 01/15/29	USD	1,760	1,489,374
6.75%, 01/15/30		318	256,499
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 (c)		772	764,130
5.75%, 05/01/28 (c)		682	661,540
3.75%, 05/01/29 (c)		544	470,560
4.88%, 01/15/30		2,429	2,201,184
4.00%, 05/01/31 (c)		723	604,883
3.63%, 02/15/32 (c)		484	387,587
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		240	228,439
IRB Holding Corp., 7.00%, 06/15/25 (c)		794	792,015
Lottomatica SpA/Roma, 6.25%, 07/15/25 (a)	EUR	249	259,011
Merlin Entertainments Ltd., 5.75%, 06/15/26 (c)	USD	786	735,883
MGM Resorts International
6.00%, 03/15/23		1,243	1,238,587
5.75%, 06/15/25		322	312,944
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (c)		1,247	1,061,028
Motion Bondco DAC, 6.63%, 11/15/27 (c)		450	386,797
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (c)
5.63%, 09/01/29		576	424,742
5.88%, 09/01/31		636	449,906
Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, 11/01/26 (c)		973	864,413
Scientific Games International, Inc. (c)
8.63%, 07/01/25		1,054	1,075,293
7.00%, 05/15/28		706	673,460

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc. (c) (continued)
7.25%, 11/15/29	USD	241	$231,360
Six Flags Theme Parks, Inc., 7.00%, 07/01/25 (c)		1,518	1,528,341
Station Casinos LLC (c)
4.50%, 02/15/28		1,147	997,181
4.63%, 12/01/31		1,433	1,149,514
Vail Resorts, Inc., 6.25%, 05/15/25 (c)		811	811,001
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28 (c)		811	727,629
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (c)		1,353	1,221,043
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(c)
7.75%, 04/15/25		1,164	1,157,547
5.13%, 10/01/29		3,382	2,898,814
Yum! Brands, Inc.
4.75%, 01/15/30 (c)		167	153,222
5.38%, 04/01/32		723	669,679
5.35%, 11/01/43		30	24,675

			68,470,176

Household Durables — 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co. (c)
6.63%, 01/15/28		406	357,207
4.63%, 08/01/29		547	438,000
4.63%, 04/01/30		636	510,460
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (c)
5.00%, 06/15/29		1,154	901,701
4.88%, 02/15/30		1,424	1,110,246
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25 (c)		1,328	1,139,583
Installed Building Products, Inc., 5.75%, 02/01/28 (c)		723	650,082
K Hovnanian Enterprises, Inc. (c)
10.00%, 11/15/25		359	370,668
7.75%, 02/15/26		1,893	1,817,280
KB Home, 7.25%, 07/15/30		328	318,714
Mattamy Group Corp. (c)
5.25%, 12/15/27		830	736,072
4.63%, 03/01/30		679	550,305
Meritage Homes Corp., 5.13%, 06/06/27		286	268,899
NCR Corp. (c)
5.75%, 09/01/27		234	223,920
5.00%, 10/01/28		563	479,977
5.13%, 04/15/29		739	618,043
6.13%, 09/01/29		815	762,070
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (c)		1,738	1,007,084
Taylor Morrison Communities, Inc. (c)
5.88%, 06/15/27		1,377	1,322,087
5.13%, 08/01/30		336	291,055
Tempur Sealy International, Inc. (c)
4.00%, 04/15/29		1,177	988,868
3.88%, 10/15/31		178	139,735
Tri Pointe Homes, Inc., 5.70%, 06/15/28		291	263,601

			15,265,657

Household Products — 0.1%
Central Garden & Pet Co. 5.13%, 02/01/28		280	260,479

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Products (continued)
Central Garden & Pet Co. (continued)
4.13%, 10/15/30	USD	768	$630,838
4.13%, 04/30/31 (c)		998	826,169

			1,717,486

Independent Power and Renewable Electricity Producers — 0.6%
Calpine Corp. (c)
5.25%, 06/01/26		136	129,544
4.50%, 02/15/28		112	99,902
5.13%, 03/15/28		2,597	2,317,284
4.63%, 02/01/29		342	293,455
5.00%, 02/01/31		311	260,899
3.75%, 03/01/31		15	12,077
Clearway Energy Operating LLC (c)
4.75%, 03/15/28		823	759,584
3.75%, 01/15/32		1,484	1,192,877
Cullinan Holdco Scsp, 4.63%, 10/15/26 (a)	EUR	100	93,473
NRG Energy, Inc.
5.75%, 01/15/28	USD	248	232,790
5.25%, 06/15/29 (c)		297	262,174
3.63%, 02/15/31 (c)		1,497	1,138,016
3.88%, 02/15/32 (c)		314	235,830
TerraForm Power Operating LLC, 4.75%, 01/15/30 (c)		1,053	916,108

			7,944,013

Insurance — 2.9%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (c)		1,205	984,762
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (c)
4.25%, 10/15/27		8,684	7,777,631
6.75%, 10/15/27		12,437	11,179,122
5.88%, 11/01/29		6,477	5,326,685
AmWINS Group, Inc., 4.88%, 06/30/29 (c)		1,494	1,267,131
Ardonagh Midco 2 PLC, (11.50% Cash or 12.75% PIK), 11.50%, 01/15/27 (c)(j)		484	459,956
Galaxy Bidco Ltd., 6.50%, 07/31/26 (a)	GBP	100	102,398
GTCR AP Finance, Inc., 8.00%, 05/15/27 (c)	USD	1,723	1,650,427
HUB International Ltd., 7.00%, 05/01/26 (c)		6,921	6,775,590
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30 (c)		1,461	1,438,872
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59 (a)(b)	EUR	100	94,199
Ryan Specialty Group LLC, 4.38%, 02/01/30 (c)	USD	711	615,652

			37,672,425

Interactive Media & Services — 0.4%
Arches Buyer, Inc., 4.25%, 06/01/28 (c)		562	439,541
Cablevision Lightpath LLC (c)
3.88%, 09/15/27		866	713,708
5.63%, 09/15/28		1,201	892,255
iliad SA (a)
2.38%, 06/17/26	EUR	100	96,250
5.38%, 06/14/27		100	106,189
Netflix, Inc., 4.63%, 05/15/29		200	209,504
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. (c)
4.75%, 04/30/27	USD	1,783	1,568,795
6.00%, 02/15/28		1,115	863,326

Security		Par (000)	Value

Interactive Media & Services (continued)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. (c) (continued)
10.75%, 06/01/28	USD	485	$450,990
United Group BV (a)
4.88%, 07/01/24	EUR	199	197,744
4.00%, 11/15/27		224	177,155

			5,715,457

Internet Software & Services — 2.0%
ANGI Group LLC, 3.88%, 08/15/28 (c)	USD	1,361	1,009,978
Gen Digital, Inc., 7.13%, 09/30/30 (c)		1,118	1,098,435
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (c)
5.25%, 12/01/27		1,113	1,053,410
3.50%, 03/01/29		998	835,517
Match Group Holdings II LLC (c)
4.63%, 06/01/28		813	724,757
5.63%, 02/15/29		2,579	2,398,470
4.13%, 08/01/30		181	147,763
3.63%, 10/01/31		1,051	805,974
Uber Technologies, Inc.
7.50%, 05/15/25 (c)		2,820	2,817,946
0.00%, 12/15/25 (k)		1,757	1,479,844
8.00%, 11/01/26 (c)		2,453	2,461,443
7.50%, 09/15/27 (c)		3,952	3,954,766
6.25%, 01/15/28 (c)		1,356	1,301,760
4.50%, 08/15/29 (c)		6,607	5,756,382

			25,846,445

IT Services — 2.6%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (c)		886	712,122
Atos SE, 1.75%, 05/07/25 (a)	EUR	100	86,215
Booz Allen Hamilton, Inc. (c)
3.88%, 09/01/28	USD	1,374	1,217,313
4.00%, 07/01/29		2,334	2,054,256
CA Magnum Holdings, 5.38%, 10/31/26 (c)		2,652	2,400,405
Camelot Finance SA, 4.50%, 11/01/26 (c)		2,737	2,565,255
Condor Merger Sub, Inc., 7.38%, 02/15/30 (c)		7,292	5,862,993
Dun & Bradstreet Corp., 5.00%, 12/15/29 (c)		4,880	4,176,124
Fair Isaac Corp., 4.00%, 06/15/28 (c)		1,959	1,777,804
Gartner, Inc. (c)
4.50%, 07/01/28		1,479	1,378,916
3.63%, 06/15/29		855	751,306
3.75%, 10/01/30		197	169,808
KBR, Inc., 4.75%, 09/30/28 (c)		1,050	927,478
La Financiere Atalian SASU, 5.13%, 05/15/25 (a)	EUR	100	73,106
Science Applications International Corp., 4.88%, 04/01/28 (c)	USD	1,024	947,198
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (c)		816	817,401
Twilio, Inc.
3.63%, 03/15/29		1,503	1,221,037
3.88%, 03/15/31		3,144	2,494,308
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (c)		5,028	4,225,443

			33,858,488

Leisure Products — 0.2%
Mattel, Inc.
3.75%, 04/01/29 (c)		407	357,479

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Leisure Products (continued)
Mattel, Inc. (continued)
6.20%, 10/01/40	USD	1,016	$876,973
5.45%, 11/01/41		1,827	1,487,162

			2,721,614

Machinery — 1.7%
ATS Corp., 4.13%, 12/15/28 (c)		553	477,106
Chart Industries, Inc. (c)
7.50%, 01/01/30		3,266	3,283,277
9.50%, 01/01/31		502	514,856
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (c)(j)		1,662	1,470,870
Madison IAQ LLC, 5.88%, 06/30/29 (c)		1,612	1,104,863
Mueller Water Products, Inc., 4.00%, 06/15/29 (c)		565	496,494
Novafives SAS, 5.00%, 06/15/25 (a)	EUR	100	85,502
OT Merger Corp., 7.88%, 10/15/29 (c)	USD	621	329,130
Renk AG/Frankfurt am Main, 5.75%, 07/15/25 (a)	EUR	129	128,084
Stevens Holding Co., Inc., 6.13%, 10/01/26 (c)	USD	813	815,033
Terex Corp., 5.00%, 05/15/29 (c)		1,766	1,587,192
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (c)		4,542	4,090,471
TK Elevator Holdco GmbH
6.63%, 07/15/28 (a)	EUR	90	79,189
7.63%, 07/15/28 (c)	USD	2,645	2,159,678
TK Elevator Midco GmbH, 4.38%, 07/15/27 (a)	EUR	568	537,911
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (c)	USD	5,956	5,286,188

			22,445,844

Marine — 0.0%
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30		265	240,521

Media — 13.8%
Altice Financing SA
2.25%, 01/15/25 (a)	EUR	100	97,978
5.00%, 01/15/28 (c)	USD	1,693	1,362,865
4.25%, 08/15/29 (a)	EUR	101	87,087
5.75%, 08/15/29 (c)	USD	4,251	3,343,679
Altice France Holding SA, 10.50%, 05/15/27 (c)		4,428	3,376,350
AMC Networks, Inc.
4.75%, 08/01/25		1,038	788,881
4.25%, 02/15/29		684	426,199
Banijay Entertainment SASU, 3.50%, 03/01/25 (a)	EUR	100	100,408
Block Communications, Inc., 4.88%, 03/01/28 (c)	USD	791	690,147
Cable One, Inc.
0.00%, 03/15/26 (k)		475	373,112
1.13%, 03/15/28		1,164	864,852
4.00%, 11/15/30 (c)		3,411	2,676,665
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27 (c)		621	578,815
5.00%, 02/01/28 (c)		211	191,586
5.38%, 06/01/29 (c)		2,119	1,916,148
6.38%, 09/01/29 (c)		3,599	3,382,124
4.75%, 03/01/30 (c)		2,118	1,826,595
4.50%, 08/15/30 (c)		1,597	1,319,370
4.25%, 02/01/31 (c)		2,994	2,401,532
4.75%, 02/01/32 (c)		7,971	6,462,090
4.50%, 05/01/32		1,498	1,192,408
4.50%, 06/01/33 (c)		1,587	1,217,594
4.25%, 01/15/34 (c)		5,012	3,699,081

Security		Par (000)	Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital
4.40%, 04/01/33	USD	800	$684,527
5.25%, 04/01/53		1,849	1,427,138
5.50%, 04/01/63		2,341	1,785,037
Clear Channel International BV, 6.63%, 08/01/25 (c)		1,965	1,875,011
Clear Channel Outdoor Holdings, Inc. (c)
5.13%, 08/15/27		7,568	6,557,672
7.75%, 04/15/28		4,423	3,228,831
7.50%, 06/01/29		6,982	5,126,673
CMG Media Corp., 8.88%, 12/15/27 (c)		3,180	2,393,586
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (c)		9,224	8,548,430
CSC Holdings LLC
5.25%, 06/01/24		1,120	1,042,737
5.50%, 04/15/27 (c)		206	172,809
4.13%, 12/01/30 (c)		6,389	4,509,548
3.38%, 02/15/31 (c)		1,353	882,339
4.50%, 11/15/31 (c)		4,802	3,331,695
Directv Financing LLC/Directv Financing Co.- Obligor, Inc., 5.88%, 08/15/27 (c)		2,469	2,208,916
DISH DBS Corp.
5.25%, 12/01/26 (c)		4,237	3,568,973
5.75%, 12/01/28 (c)		3,907	3,118,274
5.13%, 06/01/29		2,490	1,606,324
DISH Network Corp., 11.75%, 11/15/27 (c)		2,467	2,540,763
Frontier Communications Holdings LLC (c)
5.88%, 10/15/27		1,384	1,285,141
5.00%, 05/01/28		2,765	2,411,135
6.75%, 05/01/29		2,102	1,738,900
6.00%, 01/15/30		1,058	831,136
8.75%, 05/15/30		5,755	5,851,393
GCI LLC, 4.75%, 10/15/28 (c)		498	418,360
Iliad Holding SASU (c)
6.50%, 10/15/26		6,379	5,916,228
7.00%, 10/15/28		3,741	3,381,079
Lamar Media Corp., 3.75%, 02/15/28		148	132,476
LCPR Senior Secured Financing DAC (c)
6.75%, 10/15/27		2,881	2,693,735
5.13%, 07/15/29		1,939	1,606,283
Liberty Broadband Corp. (c)
1.25%, 09/30/50		2,444	2,358,460
2.75%, 09/30/50		4,421	4,305,841
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (c)(j)		1,139	335,613
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (c)		3,863	2,239,756
Live Nation Entertainment, Inc. (c)
4.88%, 11/01/24		134	129,745
6.50%, 05/15/27		6,718	6,573,900
4.75%, 10/15/27		3,581	3,188,254
3.75%, 01/15/28		1,342	1,143,488
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (a)	EUR	151	144,262
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (c)	USD	972	880,034
Odeon Finco PLC, 12.75%, 11/01/27 (c)		303	263,610
Outfront Media Capital LLC/Outfront Media Capital Corp. (c)
5.00%, 08/15/27		2,445	2,201,102
4.25%, 01/15/29		964	799,860

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp. (c) (continued)
4.63%, 03/15/30	USD	383	$316,865
Pinewood Finance Co. Ltd., 3.63%, 11/15/27 (a)	GBP	100	106,085
Radiate Holdco LLC/Radiate Finance, Inc. (c)
4.50%, 09/15/26	USD	1,971	1,448,094
6.50%, 09/15/28		5,077	2,127,339
RCS & RDS SA, 3.25%, 02/05/28 (a)	EUR	100	85,154
Sable International Finance Ltd., 5.75%, 09/07/27 (c)	USD	539	497,901
SES SA, (5 year EUR Swap + 5.40%), 5.63% (a)(b)(i)	EUR	100	103,913
Sinclair Television Group, Inc., 4.13%, 12/01/30 (c)	USD	4,302	3,225,151
Sirius XM Radio, Inc. (c)
3.13%, 09/01/26		2,692	2,390,334
5.00%, 08/01/27		4,359	4,029,290
4.00%, 07/15/28		927	806,768
5.50%, 07/01/29		88	80,325
4.13%, 07/01/30		257	212,079
3.88%, 09/01/31		2,421	1,888,790
Stagwell Global LLC, 5.63%, 08/15/29 (c)		553	455,993
Summer BC Holdco B SARL, 5.75%, 10/31/26 (a)	EUR	100	90,052
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25 (a)(j)		166	121,579
Tele Columbus AG, 3.88%, 05/02/25 (a)		185	148,305
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28 (c)	USD	2,000	1,800,000
Univision Communications, Inc. (c)
5.13%, 02/15/25		800	761,912
6.63%, 06/01/27		1,018	982,177
7.38%, 06/30/30		1,033	987,238
UPC Broadband Finco BV, 4.88%, 07/15/31 (c)		2,494	2,074,497
Videotron Ltd., 3.63%, 06/15/29 (c)		1,518	1,278,915
Virgin Media Finance PLC, 3.75%, 07/15/30 (a)	EUR	142	116,192
Virgin Media Secured Finance PLC, 4.50%, 08/15/30 (c)	USD	350	292,399
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28 (a)	GBP	100	97,333
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (c)	USD	2,360	2,062,893
VZ Secured Financing BV, 3.50%, 01/15/32 (a)	EUR	170	141,942
Warnermedia Holdings, Inc. (c)
5.14%, 03/15/52	USD	6,425	4,670,759
5.39%, 03/15/62		3,278	2,392,985
WMG Acquisition Corp.
3.88%, 07/15/30 (c)		655	564,184
2.25%, 08/15/31 (a)	EUR	141	117,900
Ziggo Bond Co. BV (c)
6.00%, 01/15/27	USD	291	270,752
5.13%, 02/28/30		868	700,910
Ziggo BV, 4.88%, 01/15/30 (c)		1,165	974,837

			182,236,482

Metals & Mining — 3.2%
Arconic Corp. (c)
6.00%, 05/15/25		1,484	1,458,915
6.13%, 02/15/28		3,194	2,996,819
ATI, Inc.
5.88%, 12/01/27		89	85,109

Security		Par (000)	Value

Metals & Mining (continued)
ATI, Inc. (continued)
4.88%, 10/01/29	USD	550	$486,052
5.13%, 10/01/31		1,063	936,077
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (c)		5,875	5,597,264
Carpenter Technology Corp.
6.38%, 07/15/28		168	159,773
7.63%, 03/15/30		1,152	1,154,750
Commercial Metals Co.
4.13%, 01/15/30		372	329,167
4.38%, 03/15/32		398	346,231
Constellium SE
4.25%, 02/15/26 (a)	EUR	394	404,254
5.88%, 02/15/26 (c)	USD	1,569	1,511,371
5.63%, 06/15/28 (c)		2,161	1,997,240
3.75%, 04/15/29 (c)		3,743	3,040,953
ERO Copper Corp., 6.50%, 02/15/30 (c)		1,008	812,070
Kaiser Aluminum Corp. (c)
4.63%, 03/01/28		3,190	2,783,676
4.50%, 06/01/31		3,314	2,663,628
New Gold, Inc., 7.50%, 07/15/27 (c)		2,345	2,057,864
Novelis Corp. (c)
3.25%, 11/15/26		3,387	3,036,479
4.75%, 01/30/30		6,132	5,436,417
3.88%, 08/15/31		3,143	2,565,921
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29 (a)	EUR	1,229	1,117,429
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (c)	USD	659	569,837
Vedanta Resources Finance II PLC, 8.95%, 03/11/25 (c)		577	390,196

			41,937,492

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.50%, 11/01/23 (c)		157	155,633

Multiline Retail — 0.1%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (c)		1,788	1,675,834

Multi-Utilities — 0.1%
Edison International, 6.95%, 11/15/29		520	543,026
TransAlta Corp., 7.75%, 11/15/29		590	602,556
UGI International LLC, 2.50%, 12/01/29 (a)	EUR	100	81,657

			1,227,239

Offshore Drilling & Other Services (c) — 0.9%
Entegris Escrow Corp., 4.75%, 04/15/29	USD	9,272	8,455,483
Entegris, Inc.
4.38%, 04/15/28		1,820	1,609,306
3.63%, 05/01/29		2,418	1,968,857

			12,033,646

Oil, Gas & Consumable Fuels — 16.9%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (c)		4,622	4,584,775
Antero Midstream Partners LP/Antero Midstream Finance Corp. (c)
5.75%, 03/01/27		669	632,444
5.38%, 06/15/29		1,137	1,039,491
Antero Resources Corp., 7.63%, 02/01/29 (c)		410	412,258
Apache Corp.
4.25%, 01/15/30		1,185	1,048,615
5.10%, 09/01/40		808	669,600

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Apache Corp. (continued)
5.35%, 07/01/49	USD	604	$487,969
Arcosa, Inc., 4.38%, 04/15/29 (c)		1,988	1,723,955
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (c)
9.00%, 11/01/27		5,047	6,207,810
5.88%, 06/30/29		2,469	2,201,434
Buckeye Partners LP
4.13%, 03/01/25 (c)		34	32,382
5.85%, 11/15/43		816	607,984
5.60%, 10/15/44		553	403,804
Callon Petroleum Co.
6.38%, 07/01/26		655	610,490
8.00%, 08/01/28 (c)		4,733	4,511,892
7.50%, 06/15/30 (c)		4,583	4,193,445
Cellnex Telecom SA (a)
1.75%, 10/23/30	EUR	100	82,885
Series CLNX, 0.50%, 07/05/28		200	211,612
Series CLNX, 0.75%, 11/20/31		400	308,674
Cheniere Energy Partners LP
4.50%, 10/01/29	USD	5,048	4,539,270
4.00%, 03/01/31		4,363	3,714,484
3.25%, 01/31/32		3,650	2,900,680
Cheniere Energy, Inc., 4.63%, 10/15/28		414	374,201
Chesapeake Energy Corp. (c)
5.88%, 02/01/29		96	90,959
6.75%, 04/15/29		2,679	2,608,274
CITGO Petroleum Corp. (c)
7.00%, 06/15/25		1,453	1,417,198
6.38%, 06/15/26		1,302	1,254,966
Civitas Resources, Inc., 5.00%, 10/15/26 (c)		477	436,100
CNX Midstream Partners LP, 4.75%, 04/15/30 (c)		520	426,746
CNX Resources Corp. (c)
6.00%, 01/15/29		518	476,635
7.38%, 01/15/31		1,005	963,282
Colgate Energy Partners III LLC (c)
7.75%, 02/15/26		894	867,216
5.88%, 07/01/29		1,986	1,705,697
Comstock Resources, Inc. (c)
6.75%, 03/01/29		4,854	4,380,735
5.88%, 01/15/30		2,798	2,405,441
CQP Holdco LP/BIP-V Chinook Holdco LLC,
5.50%, 06/15/31 (c)		6,848	5,981,797
Crescent Energy Finance LLC, 7.25%, 05/01/26 (c)		5,449	5,134,811
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (c)
5.63%, 05/01/27		423	393,390
6.00%, 02/01/29		664	609,227
8.00%, 04/01/29		534	531,376
CrownRock LP/CrownRock Finance, Inc. (c)
5.63%, 10/15/25		3,664	3,535,760
5.00%, 05/01/29		162	145,560
DCP Midstream Operating LP
5.63%, 07/15/27		92	91,260
6.45%, 11/03/36 (c)		920	901,529
6.75%, 09/15/37 (c)		2,031	2,047,224
Diamondback Energy, Inc.
6.25%, 03/15/33		3,013	3,058,093
4.25%, 03/15/52		2,049	1,499,193

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
DT Midstream, Inc. (c)
4.13%, 06/15/29	USD	2,235	$1,920,111
4.38%, 06/15/31		2,745	2,302,780
Dycom Industries, Inc., 4.50%, 04/15/29 (c)		654	569,238
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (c)		1,810	1,731,536
eG Global Finance PLC
3.63%, 02/07/24 (a)	EUR	133	134,440
6.75%, 02/07/25 (c)	USD	1,158	1,010,969
8.50%, 10/30/25 (c)		1,586	1,477,554
El Paso Natural Gas Co. LLC, 3.50%, 02/15/32 (c)		771	646,419
Enerflex Ltd., 9.00%, 10/15/27 (c)		1,227	1,223,620
Energy Transfer LP
5.55%, 02/15/28		825	818,342
3.75%, 05/15/30		1,335	1,177,051
5.75%, 02/15/33		960	939,226
5.30%, 04/15/47		626	520,825
5.00%, 05/15/50		2,934	2,344,063
Series H, (5 year CMT + 5.69%), 6.50% (b)(i)		3,577	3,076,220
EnLink Midstream LLC
5.63%, 01/15/28 (c)		2,761	2,629,848
5.38%, 06/01/29		1,369	1,266,706
6.50%, 09/01/30 (c)		1,135	1,123,309
EnLink Midstream Partners LP
4.15%, 06/01/25		43	40,637
4.85%, 07/15/26		297	279,188
5.60%, 04/01/44		1,433	1,181,891
5.05%, 04/01/45		220	166,722
5.45%, 06/01/47		246	197,599
EnQuest PLC, 11.63%, 11/01/27 (c)		200	188,051
EQM Midstream Partners LP
6.00%, 07/01/25 (c)		634	611,808
4.13%, 12/01/26		361	321,089
6.50%, 07/01/27 (c)		1,929	1,843,642
4.50%, 01/15/29 (c)		147	123,469
7.50%, 06/01/30 (c)		421	405,642
4.75%, 01/15/31 (c)		1,333	1,089,727
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25		667	637,459
7.75%, 02/01/28		416	382,920
Gulfport Energy Corp., 8.00%, 05/17/26 (c)		152	148,200
Harbour Energy PLC, 5.50%, 10/15/26 (c)		420	376,370
Harvest Midstream I LP, 7.50%, 09/01/28 (c)		315	300,649
Hess Midstream Operations LP, 4.25%, 02/15/30 (c)		1,313	1,122,511
Hilcorp Energy I LP/Hilcorp Finance Co. (c)
6.25%, 11/01/28		514	465,170
5.75%, 02/01/29		1,271	1,131,275
6.00%, 04/15/30		60	53,357
6.00%, 02/01/31		59	50,891
6.25%, 04/15/32		36	31,065
ITT Holdings LLC, 6.50%, 08/01/29 (c)		1,889	1,590,802
Kinder Morgan, Inc.
4.80%, 02/01/33		531	492,298
5.45%, 08/01/52		1,578	1,416,379
Kinetik Holdings LP, 5.88%, 06/15/30 (c)		2,774	2,601,410
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (c)		135	129,600
MasTec, Inc., 4.50%, 08/15/28 (c)		951	851,801

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Matador Resources Co., 5.88%, 09/15/26	USD	3,437	$3,304,535
MPLX LP, 4.95%, 03/14/52		2,212	1,806,859
Murphy Oil Corp.
5.75%, 08/15/25		129	126,756
5.88%, 12/01/27		228	219,402
6.13%, 12/01/42		141	109,980
Murphy Oil USA, Inc., 4.75%, 09/15/29		928	849,148
Nabors Industries Ltd. (c)
7.25%, 01/15/26		596	561,670
7.50%, 01/15/28		1,483	1,356,791
Nabors Industries, Inc.
5.75%, 02/01/25		2,366	2,256,241
7.38%, 05/15/27 (c)		2,416	2,340,366
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (c)		200	194,202
New Fortress Energy, Inc. (c)
6.75%, 09/15/25		6,274	5,933,949
6.50%, 09/30/26		5,208	4,836,670
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (c)		948	844,091
NGPL PipeCo LLC, 7.77%, 12/15/37 (c)		1,640	1,706,448
Northern Oil & Gas, Inc., 8.13%, 03/01/28 (c)		6,882	6,608,055
NuStar Logistics LP
5.75%, 10/01/25		719	691,199
6.00%, 06/01/26		908	874,320
6.38%, 10/01/30		75	69,350
Occidental Petroleum Corp.
6.95%, 07/01/24		171	174,252
5.88%, 09/01/25		444	442,392
8.88%, 07/15/30		549	619,823
6.63%, 09/01/30		5,530	5,714,591
7.50%, 05/01/31		581	620,781
6.45%, 09/15/36		1,102	1,124,040
6.20%, 03/15/40		3,715	3,635,483
6.60%, 03/15/46		387	398,219
ONEOK, Inc.
4.35%, 03/15/29		671	620,133
4.95%, 07/13/47		625	503,390
Ovintiv, Inc.
6.63%, 08/15/37		503	505,890
6.50%, 02/01/38		153	151,584
Parkland Corp., 5.88%, 07/15/27 (c)		1,223	1,161,238
PDC Energy, Inc., 6.13%, 09/15/24		356	353,971
Permian Resources Operating LLC, 6.88%, 04/01/27 (c)		1,222	1,151,415
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29		890	771,689
6.65%, 01/15/37		369	363,039
5.15%, 06/01/42		1,259	1,020,440
Precision Drilling Corp., 6.88%, 01/15/29 (c)		76	70,756
Range Resources Corp.
4.88%, 05/15/25		464	440,755
4.75%, 02/15/30 (c)		106	93,397
Rockcliff Energy II LLC, 5.50%, 10/15/29 (c)		1,911	1,748,469
Rockies Express Pipeline LLC, 4.95%, 07/15/29 (c)		452	405,602
Sabine Pass Liquefaction LLC, 5.90%, 09/15/37 (c)		480	480,332

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
SM Energy Co.
5.63%, 06/01/25	USD	380	$364,796
6.75%, 09/15/26		724	702,895
6.63%, 01/15/27		85	81,874
6.50%, 07/15/28		471	451,581
Southwestern Energy Co.
5.70%, 01/23/25		11	10,807
5.38%, 02/01/29		1,724	1,598,251
4.75%, 02/01/32		856	731,529
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		339	333,813
5.88%, 03/15/28		808	765,209
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (c)
6.00%, 03/01/27		250	233,405
5.50%, 01/15/28		190	168,500
6.00%, 12/31/30		171	147,869
6.00%, 09/01/31		686	589,811
Tap Rock Resources LLC, 7.00%, 10/01/26 (c)		6,991	6,502,329
Targa Resources Corp., 6.25%, 07/01/52		951	897,507
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.00%, 01/15/32		1,882	1,583,496
Transocean, Inc., 11.50%, 01/30/27 (c)		965	967,412
Vantage Towers AG, 0.00%, 03/31/25 (a)	EUR	100	101,928
Venture Global Calcasieu Pass LLC (c)
3.88%, 08/15/29	USD	4,750	4,156,250
4.13%, 08/15/31		4,223	3,597,975
3.88%, 11/01/33		10,216	8,345,450
Vermilion Energy, Inc., 6.88%, 05/01/30 (c)		807	736,454
Western Midstream Operating LP
4.75%, 08/15/28		145	132,427
5.45%, 04/01/44		1,561	1,296,754
5.30%, 03/01/48		1,851	1,521,942
5.50%, 08/15/48		703	583,471
5.50%, 02/01/50		4,186	3,448,427

			222,920,377

Personal Products — 0.0%
Coty, Inc. (a)
3.88%, 04/15/26	EUR	106	105,353
4.75%, 04/15/26		100	100,087
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 4.75%, 01/15/29 (c)	USD	83	75,115

			280,555

Pharmaceuticals — 1.0%
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28 (a)	EUR	100	93,777
5.50%, 01/15/28 (c)	USD	1,243	1,039,397
Elanco Animal Health, Inc., 6.40%, 08/28/28		93	88,490
Gruenenthal GmbH (a)
3.63%, 11/15/26	EUR	100	97,787
4.13%, 05/15/28		117	112,405
Jazz Securities DAC, 4.38%, 01/15/29 (c)	USD	1,794	1,598,723
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26 (a)	EUR	180	183,288
Option Care Health, Inc., 4.38%, 10/31/29 (c)	USD	1,054	921,944
Organon & Co./Organon Foreign Debt Co.-Issuer BV (c)
4.13%, 04/30/28		2,205	1,952,307
5.13%, 04/30/31		3,807	3,296,406

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
PRA Health Sciences, Inc., 2.88%, 07/15/26 (c)	USD	2,163	$1,957,630
Prestige Brands, Inc., 3.75%, 04/01/31 (c)		834	687,775
Rossini SARL, 6.75%, 10/30/25 (a)	EUR	101	106,911
Teva Pharmaceutical Finance Netherlands II BV
6.00%, 01/31/25		100	105,024
4.50%, 03/01/25		100	102,215
3.75%, 05/09/27		100	92,279
1.63%, 10/15/28 (a)		100	79,300
Teva Pharmaceutical Finance Netherlands III BV
7.13%, 01/31/25	USD	500	493,219
3.15%, 10/01/26		248	215,171
4.75%, 05/09/27		513	462,277

			13,686,325

Real Estate — 0.2%
VICI Properties LP, 5.63%, 05/15/52		2,051	1,814,253
VICI Properties LP/VICI Note Co., Inc., 4.50%, 01/15/28 (c)		323	296,394

			2,110,647

Real Estate Management & Development — 0.5%
Adler Group SA (a)(d)(h)
3.25%, 08/05/25	EUR	200	86,921
2.75%, 11/13/26		200	84,566
Aroundtown SA, (5 year GBP Swap + 4.38%), 4.75% (a)(b)(i)	GBP	215	119,378
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28 (c)	USD	1,451	1,384,776
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24 (a)	EUR	100	72,748
Heimstaden Bostad AB, (5 year EUR Swap + 3.15%), 2.63% (a)(b)(i)		375	208,425
Howard Hughes Corp. (c)
5.38%, 08/01/28	USD	958	862,899
4.13%, 02/01/29		943	789,763
4.38%, 02/01/31		660	533,985
Realogy Group LLC/Realogy Co.-Issuer Corp. (c)
5.75%, 01/15/29		1,495	1,130,803
5.25%, 04/15/30		714	520,870
Starwood Property Trust, Inc., 4.38%, 01/15/27 (c)		406	355,281

			6,150,415

Road & Rail (c) — 0.7%
Seaspan Corp., 5.50%, 08/01/29		1,750	1,326,150
United Rentals North America, Inc., 6.00%, 12/15/29		8,130	8,079,187

			9,405,337

Semiconductors & Semiconductor Equipment — 1.6%
ams-OSRAM AG, Series AMS, 0.00%, 03/05/25 (a)(k)	EUR	200	163,833
Broadcom, Inc.
4.11%, 09/15/28	USD	788	732,836
4.15%, 11/15/30		466	417,607
2.45%, 02/15/31 (c)		1,022	804,946
4.30%, 11/15/32		3,570	3,146,386
2.60%, 02/15/33 (c)		1,065	799,386
3.42%, 04/15/33 (c)		2,373	1,902,453
3.47%, 04/15/34 (c)		51	40,684
3.14%, 11/15/35 (c)		1,244	914,671
3.19%, 11/15/36 (c)		627	450,367
Marvell Technology, Inc., 2.95%, 04/15/31		1,184	952,337
Qorvo, Inc., 4.38%, 10/15/29		890	786,974

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Sensata Technologies BV (c)
5.63%, 11/01/24	USD	1,400	$1,386,532
5.00%, 10/01/25		2,021	1,973,731
4.00%, 04/15/29		1,041	897,863
5.88%, 09/01/30		1,160	1,099,361
Sensata Technologies, Inc. (c)
4.38%, 02/15/30		3,123	2,718,586
3.75%, 02/15/31		146	120,105
Synaptics, Inc., 4.00%, 06/15/29 (c)		2,469	2,080,253

			21,388,911

Software — 5.0%
ACI Worldwide, Inc., 5.75%, 08/15/26 (c)		1,133	1,097,594
Black Knight InfoServ LLC, 3.63%, 09/01/28 (c)		1,997	1,732,398
Boxer Parent Co., Inc.
6.50%, 10/02/25 (a)	EUR	173	175,830
7.13%, 10/02/25 (c)	USD	3,099	3,013,813
9.13%, 03/01/26 (c)		4,443	4,191,592
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29 (c)		6,117	5,983,171
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29 (c)		15,006	12,639,272
Elastic NV, 4.13%, 07/15/29 (c)		3,665	2,960,221
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28 (c)		959	728,816
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (c)		1,386	1,151,351
MicroStrategy, Inc., 6.13%, 06/15/28 (c)		2,441	1,745,437
MSCI, Inc. (c)
3.63%, 09/01/30		551	458,019
3.88%, 02/15/31		821	682,600
3.63%, 11/01/31		798	659,930
3.25%, 08/15/33		976	753,724
Open Text Corp., 6.90%, 12/01/27 (c)		4,350	4,350,000
Oracle Corp.
6.15%, 11/09/29		700	726,576
2.95%, 04/01/30		1,845	1,573,051
2.88%, 03/25/31		2,599	2,154,901
6.25%, 11/09/32		2,129	2,228,256
3.60%, 04/01/50		4,044	2,722,690
3.95%, 03/25/51		4,146	2,953,773
6.90%, 11/09/52		4,255	4,552,104
PTC, Inc., 4.00%, 02/15/28 (c)		493	443,716
SS&C Technologies, Inc., 5.50%, 09/30/27 (c)		6,238	5,841,239
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (c)		165	113,639

			65,633,713

Specialty Retail — 0.5%
Arko Corp., 5.13%, 11/15/29 (c)		981	770,281
Goldstory SASU, 5.38%, 03/01/26 (a)	EUR	100	97,697
PetSmart, Inc./PetSmart Finance Corp. (c)
4.75%, 02/15/28	USD	443	401,140
7.75%, 02/15/29		3,269	3,070,220
Staples, Inc., 7.50%, 04/15/26 (c)		1,942	1,671,440

			6,010,778

Technology Hardware, Storage & Peripherals — 0.1%
Coherent Corp., 5.00%, 12/15/29 (c)		2,186	1,885,272

Textiles, Apparel & Luxury Goods — 0.2%
Crocs, Inc. (c)
4.25%, 03/15/29		369	312,580

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods (continued)
Crocs, Inc. (c) (continued)
4.13%, 08/15/31	USD	971	$791,316
European TopSoho SARL, Series SMCP, 4.00%, 09/21/21 (a)(d)(h)	EUR	200	185,427
Kontoor Brands, Inc., 4.13%, 11/15/29 (c)	USD	525	428,458
Levi Strauss & Co., 3.50%, 03/01/31 (c)		914	725,433
William Carter Co., 5.63%, 03/15/27 (c)		543	520,856

			2,964,070

Thrifts & Mortgage Finance — 0.7%
Enact Holdings, Inc., 6.50%, 08/15/25 (c)		2,158	2,117,775
Home Point Capital, Inc., 5.00%, 02/01/26 (c)		1,023	707,394
MGIC Investment Corp., 5.25%, 08/15/28		857	790,227
Nationstar Mortgage Holdings, Inc. (c)
6.00%, 01/15/27		85	76,075
5.13%, 12/15/30		569	439,460
5.75%, 11/15/31		629	489,048
Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer, Inc., 2.88%, 10/15/26 (c)		4,785	4,101,522

			8,721,501

Transportation — 0.0%
XPO Escrow Sub LLC, 7.50%, 11/15/27 (c)		503	508,996

Transportation Infrastructure — 0.0%
Heathrow Finance PLC, 4.13%, 09/01/29 (a)(l)	GBP	115	103,577

Utilities — 0.2%
Consensus Cloud Solutions, Inc. (c)
6.00%, 10/15/26	USD	386	361,003
6.50%, 10/15/28		475	436,890
Pattern Energy Operations LP/Pattern Energy
Operations, Inc., 4.50%, 08/15/28 (c)		1,515	1,358,401
Thames Water Kemble Finance PLC, 4.63%, 05/19/26 (a)	GBP	152	154,921
Vistra Operations Co. LLC (c)
5.50%, 09/01/26	USD	91	87,671
5.00%, 07/31/27		91	84,457
4.38%, 05/01/29		868	747,883

			3,231,226

Wireless Telecommunication Services — 1.7%
Altice France SA/France
5.88%, 02/01/27 (a)	EUR	100	93,114
8.13%, 02/01/27 (c)	USD	2,712	2,470,307
5.50%, 01/15/28 (c)		1,286	1,007,092
4.13%, 01/15/29 (a)	EUR	100	81,354
5.13%, 01/15/29 (c)	USD	794	597,017
5.13%, 07/15/29 (c)		569	426,604
5.50%, 10/15/29 (c)		1,340	1,021,790
Crown Castle, Inc., 4.30%, 02/15/29		1,155	1,090,712
SBA Communications Corp.
3.13%, 02/01/29		3,693	3,070,693
3.88%, 02/15/27		5,258	4,750,674
VICI Properties LP/VICI Note Co., Inc. (c)
5.63%, 05/01/24		300	297,078
3.50%, 02/15/25		401	378,075
4.63%, 06/15/25		257	246,399
4.50%, 09/01/26		30	28,232
4.25%, 12/01/26		425	396,493
4.63%, 12/01/29		3,379	3,074,890
4.13%, 08/15/30		1,219	1,066,826

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Vmed O2 U.K. Financing I PLC
4.00%, 01/31/29 (a)	GBP	200	$187,878
4.25%, 01/31/31 (c)	USD	257	208,045
4.50%, 07/15/31 (a)	GBP	201	184,704
4.75%, 07/15/31 (c)	USD	1,668	1,355,000
Vodafone Group PLC, (5 year EUR Swap + 3.48%), 3.00%, 08/27/80 (a)(b)	EUR	100	85,233

			22,118,210

Total Corporate Bonds — 119.3% (Cost: $1,726,595,819)			1,574,534,068

Floating Rate Loan Interests (b)

Aerospace & Defense — 0.5%
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, (6 mo. LIBOR + 3.75%, 0.50% Floor), 7.06%, 08/03/29	USD	411	398,641
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 12.09%, 02/01/29		2,790	2,646,404
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/01/28		4,103	3,999,497

			7,044,542

Air Freight & Logistics — 0.3%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.49%, 04/06/28		606	493,877
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 12/15/28		3,935	3,269,730

			3,763,607

Airlines — 0.8%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.99%, 04/20/28		2,902	2,886,746
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 8.13%, 08/11/28		1,662	1,634,734
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 10.00%, 06/21/27		1,031	1,059,187
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 7.99%, 10/20/27		1,648	1,677,664
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.11%, 04/21/28		3,389	3,340,114

			10,598,445

Auto Components — 0.0%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/30/26		413	404,234

Banks — 0.3%
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 9.38%, 08/02/27		4,352	4,228,227

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Beverages — 0.0%
Naked Juice LLC, 2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 10.68%, 01/24/30	USD	156		$122,703

Building Products — 0.0%
Standard Industries, Inc., 2021 Term Loan B, 09/22/28 (m)		—	(n)	1

Capital Markets — 0.2%
Ascensus Holdings, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 0.50% Floor), 10.25%, 08/02/29		994		863,182
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 11.13%, 04/07/28		1,206		1,142,685

				2,005,867

Chemicals — 0.5%
Arc Falcon I, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 09/30/28		880		770,504
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (6 mo. SOFR CME + 4.75%, 0.75% Floor), 8.83%, 08/27/26		2,309		2,163,258
Discovery Purchaser Corp., Term Loan, (3 mo. SOFR CME + 4.38%, 0.50% Floor), 7.97%, 10/04/29		2,514		2,285,854
W.R. Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.50%, 09/22/28		1,259		1,232,586

				6,452,202

Commercial Services & Supplies — 0.5%
Propulsion BC Newco. LLC, Term Loan, (3 mo. SOFR CME + 4.00%, 0.50% Floor), 8.58%, 09/14/29		887		860,479
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 8.38%, 08/27/25		5,469		5,422,738

				6,283,217

Construction & Engineering — 1.2%
Arc Falcon I, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 09/30/29 (f)		2,814		2,427,075
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 8.49%, 06/21/24		14,291		12,755,053

				15,182,128

Construction Materials — 0.0%
BCPE Empire Holdings, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 4.63%, 0.50% Floor), 9.05%, 06/11/26		191		184,843

Containers & Packaging — 0.2%
Clydesdale Acquisition Holdings, Inc., Term Loan B, (1 mo. SOFR CME + 4.18%, 0.50% Floor), 8.60%, 04/13/29		630		598,608
Mauser Packaging Solutions Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.37%, 04/03/24		1,940		1,892,069

				2,490,677

Security		Par (000)	Value

Diversified Consumer Services — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, (3 mo. LIBOR + 4.00%), 8.33%, 01/29/27	USD	360	$351,079
Ascend Learning LLC, 2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 12/10/29		657	560,914
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%, 0.50% Floor), 8.58%, 01/15/27		403	392,097
TruGreen LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%, 0.75% Floor), 13.43%, 11/02/28 (f)		868	633,640

			1,937,730

Diversified Financial Services — 0.6%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 4.00%, 0.50% Floor), 8.73%, 02/16/28		543	532,839
Delta TopCo, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.15%, 12/01/27		1,291	1,189,262
EP Purchaser LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 11/06/28		367	362,305
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 10/01/27		1,905	1,783,729
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 09/21/29		144	138,446
2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 09/23/28		528	519,649
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 09/25/26		313	252,978
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 9.73%, 09/01/25		2,259	1,583,925
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 8.07%, 10/19/27		1,260	1,215,987

			7,579,120

Diversified Telecommunication Services — 0.2%
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.50%, 05/01/28		1,118	1,064,094
Intelsat Jackson Holdings SA, 2021 Exit Term Loan B, (6 mo. SOFRTE + 4.50%, 0.50% Floor), 7.44%, 02/01/29		2,002	1,926,586

			2,990,680

Electrical Equipment — 0.1%
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.88%, 03/31/27		1,225	1,197,021

Entertainment — 0.1%
Delta 2 Lux SARL, Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 7.57%, 01/15/30		728	727,090

Food Products — 0.0%
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.88%, 10/25/27		271	265,136

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Gas Utilities — 0.1%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 12/21/28	USD	1,346	$1,276,914

Health Care Providers & Services — 0.3%
Envision Healthcare Corp., 2022 First Out Term Loan, (3 mo. SOFR CME + 7.88%, 1.00% Floor), 12.61%, 03/31/27		375	332,115
EyeCare Partners LLC, 2020 Term Loan, (3 mo. LIBOR + 3.75%), 8.48%, 02/18/27		735	585,552
LifePoint Health, Inc., 2018 Term Loan B, (3 mo. LIBOR + 3.75%), 8.16%, 11/16/25		442	415,560
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 11.78%, 04/29/25		1,489	1,018,902
Surgery Center Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.05%, 08/31/26		807	795,619
WCG Purchaser Corp., 2019 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 8.38%, 01/08/27		1,225	1,109,014

			4,256,762

Health Care Technology — 1.3%
AthenaHealth Group, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 3.50%, 0.50% Floor), 7.82%, 02/15/29		7,483	6,462,250
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 06/02/28		897	816,046
Verscend Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 04/02/29 (f)		9,376	9,235,700

			16,513,996

Hotels, Restaurants & Leisure — 0.2%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 12/23/24		1,124	1,120,040
Fertitta Entertainment LLC, 2022 Term Loan B, (1 mo. SOFRTE + 4.00%, 0.50% Floor), 8.32%, 01/27/29		1,843	1,748,718
Great Canadian Gaming Corp., 2021 Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 11/01/26		301	295,328

			3,164,086

Household Durables — 0.2%
Hunter Douglas, Inc., USD Term Loan B1, (3 mo. SOFR CME + 3.50%), 7.86%, 02/26/29		1,129	989,165
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 10/06/28		2,074	1,688,729

			2,677,894

Industrial Conglomerates — 0.0%
AVSC Holding Corp., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 11.42%, 09/01/25		638	512,285

Security		Par (000)		Value

Insurance — 0.4%
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/09/25	USD	1,959		$1,931,744
Hub International Ltd., 2022 Term Loan B, (3 mo. SOFR CME + 4.00%, 0.75% Floor), 8.22%, 11/10/29		1,381		1,364,511
Ryan Specialty Group LLC, Term Loan, (1 mo. SOFR CME + 3.00%, 0.75% Floor), 7.42%, 09/01/27		540		535,736
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 12/31/25		842		817,446
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 8.63%, 09/03/26		522		514,470

				5,163,907

Interactive Media & Services — 0.2%
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.89%, 01/29/26		2,787		2,744,996

IT Services — 1.4%
Aruba Investments Holdings LLC, 2020 2nd Lien Term Loan, 11/24/28 (m)		443		401,006
Boxer Parent Co., Inc.
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.50%, 0.50% Floor), 9.88%, 02/27/26		2,250		2,064,375
2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/02/25		1,287		1,229,750
CoreLogic, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.50% Floor), 10.94%, 06/04/29		1,107		775,610
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 12/01/27		985		943,685
Optiv Security, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 7.15%, 02/01/24		1,213		1,156,974
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27		1,080		889,628
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 12.73%, 10/09/28		10,251		10,174,117
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 05/05/26		341		317,980

				17,953,125

Leisure Products — 0.0%
Peloton Interactive, Inc., Term Loan, (2 mo. SOFR CME + 6.50%, 0.50% Floor), 11.76%, 05/25/27		509		499,674

Life Sciences Tools & Services — 0.0%
ICON Luxembourg SARL, LUX Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28		225		224,079
PRA Health Sciences, Inc., US Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28		—	(n)	2

				224,081

Machinery — 0.9%
Filtration Group Corp., 2021 Incremental Term Loan, 10/21/28 (m)		—	(n)	1

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Machinery (continued)
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 9.38%, 09/21/26	USD	1,975		$1,952,338
SPX Flow, Inc., 2022 Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.92%, 04/05/29		1,461		1,361,660
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 8.15%, 03/28/25		8,457		7,881,893

				11,195,892

Media — 1.1%
Altice Financing SA, 2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 6.83%, 07/15/25		237		228,508
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 7.91%, 08/21/26		6,480		5,889,602
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 12/11/26		—	(n)	1
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 09/13/24		2,718		2,636,737
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 8.13%, 09/13/24		491		476,616
2021 2nd Lien Term Loan, (3 mo. SOFR CME + 6.25%), 10.65%, 02/23/29		288		256,680
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/09/27		6,179		4,988,083

				14,476,227

Oil, Gas & Consumable Fuels — 1.0%
Ascent Resources Utica Holdings LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 12.94%, 11/01/25		11,117		11,717,038
Lealand Finance Co. BV, 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 06/28/24		90		56,499
M6 ETX Holdings II Midco LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.16%, 09/19/29		819		818,178

				12,591,715

Professional Services — 0.1%
Element Materials Technology Group
U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29		198		193,197
2022 USD Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29		429		418,593
Galaxy U.S. Opco, Inc., Term Loan, (1 mo. SOFR CME + 4.75%, 0.50% Floor), 9.07%, 04/29/29		484		436,810

				1,048,600

Real Estate Management & Development — 0.1%
Chariot Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/03/28		1,850		1,740,732

Software — 2.6%
Central Parent, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 07/06/29		626		619,596

Security		Par (000)	Value

Software (continued)
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%, 0.50% Floor), 10.38%, 10/08/29	USD	1,895	$1,576,414
2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/08/28		2,110	1,979,095
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/28/24		1,926	1,613,989
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 12.13%, 07/31/28		506	497,651
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 3.75%), 8.48%, 03/11/28		303	296,836
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.17%, 07/27/28		3,494	2,974,177
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 12.67%, 07/27/29		2,293	1,796,176
McAfee Corp., 2022 USD Term Loan B, (1 mo. SOFR CME + 3.75%), 7.97%, 03/01/29		3,172	2,944,802
Planview Parent, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 11.98%, 12/18/28		850	752,250
Proofpoint, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 6.25%, 0.50% Floor), 10.98%, 08/31/29		2,070	1,980,642
RealPage, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 10.88%, 04/23/29		7,231	6,924,012
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 7.63%, 05/30/25		1,758	1,673,131
Sabre Global, Inc.
2021 Term Loan B1, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 12/17/27		245	221,980
2021 Term Loan B2, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 12/17/27		392	355,475
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. SOFR CME + 3.00%), 7.09%, 08/01/25.		2,154	2,135,615
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 10/07/27		1,116	1,075,413
Tempo Acquisition LLC, Non-Extended Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 05/01/24		191	189,359
TIBCO Software, Inc., 2022 USD Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 03/30/29		2,974	2,650,577
Ultimate Software Group, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.00%, 05/03/27		2,177	1,992,820

			34,250,010

Specialty Retail — 0.0%
Staples, Inc., 7 Year Term Loan, (3 mo. LIBOR + 5.00%), 9.44%, 04/16/26		426	390,687

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc., Term Loan B, (3 mo. SOFRTE + 3.50%, 0.50% Floor), 7.80%, 02/20/29	USD	940	$919,979

Trading Companies & Distributors — 0.1%
Foundation Building Materials, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.66%, 01/31/28		561	529,714
SRS Distribution, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.50%), 7.92%, 06/02/28		1,279	1,219,897

			1,749,611

Transportation — 0.1%
Brown Group Holding, LLC, 2022 Incremental Term Loan B2, (3 mo. SOFR CME + 3.75%, 0.50% Floor), 7.93%, 07/02/29		1,274	1,268,037

Total Floating Rate Loan Interests — 15.8% (Cost: $220,377,842)			208,076,680

Preferred Securities

Capital Trusts — 1.1%

Aerospace & Defense — 0.0%
Air France-KLM, 6.50%, 12/31/99 (a)(i)	EUR	100	105,258

Automobiles — 0.1%
General Motors Financial Co., Inc., Series C, 5.70% (b)(i)	USD	655	554,376

Banks — 0.2%
AIB Group PLC, 5.25% (a)(b)(i)	EUR	210	206,156
PNC Financial Services Group, Inc., Series V, 6.20% (b)(i)	USD	1,417	1,384,763
Toronto-Dominion Bank, 8.13%, 10/31/82		1,446	1,503,840

			3,094,759

Diversified Financial Services (b)(i) — 0.5%
Barclays PLC
4.38%		2,490	1,898,625
8.00%		980	916,300
BNP Paribas SA, 6.88% (a)	EUR	200	211,414
Credit Suisse Group AG, 6.25% (c)	USD	600	468,918
Deutsche Bank AG (a)
6.75%	EUR	200	186,936
10.00%		200	221,254
JPMorgan Chase & Co., Series FF, 5.00%	USD	3,418	3,127,233

			7,030,680

Diversified Telecommunication Services (b) — 0.0%
British Telecommunications PLC, 4.88%, 11/23/81 (c)		200	157,338
Telefonica Europe BV, 7.13% (a)(i)	EUR	200	218,372

			375,710

Security		Par (000)	Value

Electric Utilities (b)(i) — 0.1%
Edison International, Series B, 5.00%	USD	940	$785,793
Naturgy Finance BV, 2.37% (a)	EUR	200	185,558

			971,351

Food & Staples Retailing — 0.0%
Casino Guichard Perrachon SA, 3.99% (a)(b)(i)		100	18,654

Health Care Providers & Services — 0.0%
Korian SA, 4.13% (a)(b)(i)	GBP	200	182,249

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00% (b)(c)(i)	USD	1,272	1,157,435

Media — 0.0%
SES SA, 2.88% (a)(b)(i)	EUR	134	113,834

Multi-Utilities — 0.0%
Electricite de France SA, 7.50%, 12/31/29 (a)(i)		200	212,711

Oil, Gas & Consumable Fuels (a)(b)(i) — 0.0%
Abertis Infraestructuras Finance BV, 3.25%		200	180,692
Repsol International Finance BV, 4.25%		224	213,405

			394,097

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63% (a)(b)(i)		200	162,173

Utilities (a)(b)(i) — 0.1%
Electricite de France SA
3.00%		200	174,580
2.88%		200	174,787
3.38%		200	154,247

			503,614

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 2.63%, 08/27/80 (a)(b)		400	375,368

			15,252,269

		Shares

Preferred Stocks — 1.0%

Banks — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, Cost: $666,513) (e)		680,898	11,296

Commercial Services & Supplies — 0.1%
Verscend Intermediate Holding (f)		790	975,413

Insurance — 0.1%
Alliant Holdings, Inc. (f)		1,431	1,303,628

Interactive Media & Services — 0.8%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $6,755,577) (e)(f)		61,653	10,160,841

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services — 0.0%
Ligado Networks LLC, 01/14/22 (o)	32,168	$321,684

		12,772,862

Total Preferred Securities — 2.1% (Cost: $31,750,156)		28,025,131

Total Long-Term Investments — 138.1% (Cost: $2,016,617,355)		1,821,827,846

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03% (p)(q)	723,084	723,084

Total Short-Term Securities — 0.0% (Cost: $723,084)		723,084

Options Purchased — 0.1% (Cost: $871,045)		890,805

Total Investments Before Options Written — 138.2% (Cost: $2,018,211,484)		1,823,441,735

Options Written — (0.0)% (Premiums Received: $(336,213))		(197,392)

Total Investments, Net of Options Written — 138.2% (Cost: $2,017,875,271)		1,823,244,343

Liabilities in Excess of Other Assets — (38.2)%		(503,800,731)

Net Assets — 100.0%		$ 1,319,443,612

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $10,954,464, representing 0.8% of its net assets as of period end, and an original cost of $9,021,442.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Perpetual security with no stated maturity date.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Zero-coupon bond.
(l)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Rounds to less than 1,000.
(o)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(p)	Affiliate of the Trust.
(q)	Annualized 7-day yield as of period end.
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$723,084	(a)	$—	$—	$—	$723,084	723,084	$58,612	$—
iShares iBoxx $ High Yield Corporate Bond ETF (b)	—	13,002,560		(13,116,820)	114,260	—	—	—	—	—
iShares Preferred & Income Securities ETF (b)	8,004,290	—		(6,688,816)	(738,522)	(576,952)	—	—	100,052	—

					$(624,262)	$(576,952)	$723,084		$158,664	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	75

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
S&P 500 E-Mini Index	23	03/17/23	$4,440	$188,778
10-Year U.S. Treasury Note	142	03/22/23	15,924	68,096
U.S. Long Bond	24	03/22/23	2,993	35,698
Ultra U.S. Treasury Bond	215	03/22/23	28,709	357,403
5-Year U.S. Treasury Note	12	03/31/23	1,294	3,384

				$653,359

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	3,876,558	GBP	3,170,000	Westpac Banking Corp.	03/15/23	$37,521
USD	22,708,996	EUR	21,210,000	Deutsche Bank AG	03/15/23	(104,135)

						$(66,614)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put
Euro Stoxx 50	8	01/20/23	EUR	3,725.00	EUR	303	$3,866
SPDR S&P 500 ETF Trust	1,477	01/20/23	USD	380.00	USD	56,485	886,939

							$890,805

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put
Euro Stoxx 50	8	01/20/23	EUR	3,550.00	EUR	303	$(951)
SPDR S&P 500 ETF Trust	1,477	01/20/23	USD	360.00	USD	56,485	(196,441)

							$(197,392)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

iTraxx.FINSUB.38.V1	1.00%	Quarterly	12/20/27	EUR	127	$4,313	$9,720	$(5,407)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino, Guichard-Perrachon S.A.	5.00%	Quarterly	Goldman Sachs International	06/20/23	N/R		EUR 78		$(4,000)	$(4,236)	$236
Casino, Guichard-Perrachon S.A.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	CCC+		EUR 80		(4,103)	(3,381)	(722)
Casino, Guichard-Perrachon S.A.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	CCC+		EUR 52		(2,667)	(2,351)	(316)
Novafives S.A.S.	5.00	Quarterly	Citibank N.A.	06/20/23	B-		EUR 60		(1,887)	(1,993)	106
Novafives S.A.S.	5.00	Quarterly	Goldman Sachs International	06/20/23	B-		EUR 26		(801)	(833)	32

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Novafives S.A.S.	5.00%	Quarterly	Goldman Sachs International	06/20/23	B-		EUR	15		$(457)	$(509)	$52
Casino, Guichard-Perrachon S.A.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	CCC+		EUR	117		(14,690)	(24,664)	9,974
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/23	N/R		USD	856		(9,555)	(13,404)	3,849
Saipem Finance International BV	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	BB+		EUR	100		(2,644)	(1,919)	(725)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	70		2,775	5,852	(3,077)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	B+		EUR	50		(7,566)	(1,753)	(5,813)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	B+		EUR	41		(6,145)	1,430	(7,575)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR	39		(5,973)	1,470	(7,443)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR	55		(8,322)	1,905	(10,227)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	B+		EUR	55		(8,322)	2,258	(10,580)
K&S AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB+		EUR	90		8,596	6,499	2,097
Cellnex Telecom SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	200		25,308	16,033	9,275
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	180		6,856	7,459	(603)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	50		1,905	1,529	376
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	20		762	662	100
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	50		(3,928)	(5,030)	1,102
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	180		(14,142)	(28,889)	14,747
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC-		EUR	35		(9,086)	(8,299)	(787)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC-		EUR	21		(5,461)	(4,920)	(541)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC-		EUR	59		(15,351)	(13,829)	(1,522)
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	CCC-		EUR	17		(4,454)	(4,122)	(332)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC-		EUR	36		(9,322)	(8,540)	(782)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	CCC-		EUR	26		(6,759)	(6,112)	(647)

										$(99,433)	$(89,687)	$(9,746)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Total Return Swaps

										Upfront
Paid by the Trust		Received by the Trust								Premium	Unrealized
					Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day SOFR, 4.32%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	BNP Paribas SA	N/A	06/20/23	USD	1,535	$(23,383)	$(10,725)	$(12,658)
1-Day SOFR, 4.32%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	06/20/23	USD	3,049	(41,162)	(22,046)	(19,116)
1-Day SOFR, 4.32%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	06/20/23	USD	9,430	(187,099)	(72,919)	(114,180)

									$(251,644)	$(105,690)	$(145,954)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps (a)	$9,720	$—	$—	$(5,407)	$—
OTC Swaps	45,097	(240,474)	41,946	(197,646)	—

Options Written	N/A	N/A	138,821	—	(197,392)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	77

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$188,778	$—	$464,581	$—	$653,359
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	37,521	—	—	37,521
Options purchased
Investments at value — unaffiliated (b)	—	—	890,805	—	—	—	890,805
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	87,043	—	—	—	—	87,043

	$—	$87,043	$1,079,583	$37,521	$464,581	$—	$1,668,728

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$104,135	$—	$—	$104,135
Options written
Options written at value	—	—	197,392	—	—	—	197,392
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	5,407	—	—	—	—	5,407
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	186,476	—	—	251,644	—	438,120

	$—	$191,883	$197,392	$104,135	$251,644	$—	$745,054

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended December 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(350,676)	$—	$3,428,368	$—	$3,077,692
Forward foreign currency exchange contracts	—	—	—	4,312,315	—	—	4,312,315
Options purchased (a)	—	(34,214)	26,011	—	(5,345)	—	(13,548)
Options written	—	(545)	128,812	—	—	—	128,267
Swaps	—	59,580	—	—	(4,002,598)	—	(3,943,018)

	$—	$24,821	$(195,853)	$4,312,315	$(579,575)	$—	$3,561,708

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$188,778	$—	$463,095	$—	$651,873
Forward foreign currency exchange contracts	—	—	—	372,219	—	—	372,219
Options purchased (b)	—	—	28,791	—	—	—	28,791
Options written	—	—	131,133	—	—	—	131,133
Swaps	—	(86,755)	—	—	(577,321)	—	(664,076)

	$—	$(86,755)	$348,702	$372,219	$(114,226)	$—	$519,940

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$28,885,368

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$36,194,835
Average amounts sold — in USD	$55,769
Options:
Average value of option contracts purchased	$317,828
Average value of option contracts written	$81,008
Average notional value of swaption contracts purchased	$686,035
Average notional value of swaption contracts written	$98,005
Credit default swaps:
Average notional value — buy protection	$94,505
Average notional value — sell protection	$3,076,479
Total return swaps:
Average notional value	$28,223,000
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$351,742	$—
Forward foreign currency exchange contracts	37,521	104,135
Options	890,805	197,392
Swaps — centrally cleared	4,173	—
Swaps — OTC (a)	87,043	438,120

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	1,371,284	739,647

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,246,720)	(197,392)

Total derivative assets and liabilities subject to an MNA	$124,564	$542,255

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)

Barclays Bank PLC	$5,279	$(5,279)	$—	$—	$—
Citibank N.A.	106	(106)	—	—	—
Credit Suisse International	38,047	(18,273)	—	—	19,774
Goldman Sachs International	320	(320)	—	—	—
JPMorgan Chase Bank N.A.	41,033	(41,033)	—	—	—
Morgan Stanley & Co. International PLC	2,258	(2,258)	—	—	—
Westpac Banking Corp.	37,521	—	—	—	37,521

	$124,564	$(67,269)	$—	$—	$57,295

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	79

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available		Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative
		for Offset	(a)			Liabilities	(b)(d)

Bank of America N.A.	$16,652	$—		$—	$—	$16,652
Barclays Bank PLC	41,791	(5,279)		—	—	36,512
BNP Paribas SA	23,383	—		—	—	23,383
Citibank N.A.	6,447	(106)		—	—	6,341
Credit Suisse International	18,273	(18,273)		—	—	—
Deutsche Bank AG	104,135	—		—	—	104,135
Goldman Sachs International	5,578	(320)		—	—	5,258
JPMorgan Chase Bank N.A.	80,396	(41,033)		—	(20,000)	19,363
Morgan Stanley & Co. International PLC	245,600	(2,258)		—	—	243,342

	$542,255	$(67,269)		$—	$(20,000)	$454,986

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$2,120,176	$—	$2,120,176
Common Stocks
Building Products	22,758	—	—	22,758
Chemicals	1,925,670	—	—	1,925,670
Consumer Finance	25	—	—	25
Containers & Packaging	—	782,327	—	782,327
Diversified Financial Services	—	—	22,236	22,236
Electrical Equipment	18,481	—	—	18,481
IT Services	413,421	—	—	413,421
Media	111,494	—	—	111,494
Metals & Mining	1,644,287	—	—	1,644,287
Oil, Gas & Consumable Fuels	2,748,750	—	—	2,748,750
Road & Rail	367,488	—	—	367,488
Semiconductors & Semiconductor Equipment	2,056	—	—	2,056
Software	1,012,798	—	—	1,012,798
Corporate Bonds
Aerospace & Defense	—	79,289,829	—	79,289,829
Airlines	156,685	30,261,019	—	30,417,704
Auto Components	—	25,819,163	—	25,819,163
Automobiles	—	30,592,820	—	30,592,820
Banks	—	8,307,428	—	8,307,428
Beverages	—	29,042,764	—	29,042,764
Biotechnology	—	278,987	—	278,987
Building Materials	—	15,397,404	—	15,397,404
Building Products	—	21,111,718	—	21,111,718
Capital Markets	—	28,772,368	—	28,772,368
Chemicals	—	42,547,899	—	42,547,899
Commercial Services & Supplies	—	21,585,823	—	21,585,823
Communications Equipment	—	14,782,801	—	14,782,801
Construction Materials	—	1,705,063	—	1,705,063
Consumer Discretionary	—	32,762,355	—	32,762,355

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Consumer Finance	$76,547	$44,521,917	$—	$44,598,464
Containers & Packaging	—	11,155,321	—	11,155,321
Diversified Consumer Services	—	38,569,022	—	38,569,022
Diversified Financial Services	—	19,179,967	—	19,179,967
Diversified Telecommunication Services	—	49,873,657	—	49,873,657
Electric Utilities	—	7,692,999	—	7,692,999
Electrical Equipment	—	2,716,642	—	2,716,642
Electronic Equipment, Instruments & Components	—	12,240,332	—	12,240,332
Energy Equipment & Services	—	10,047,434	—	10,047,434
Environmental, Maintenance & Security Service	—	16,538,382	—	16,538,382
Equity Real Estate Investment Trusts (REITs)	—	22,886,363	—	22,886,363
Food & Staples Retailing	—	20,678,730	—	20,678,730
Food Products	—	19,238,017	—	19,238,017
Gas Utilities	—	456,441	—	456,441
Health Care Equipment & Supplies	—	7,633,624	—	7,633,624
Health Care Providers & Services	—	45,257,744	—	45,257,744
Health Care Technology	—	15,072,441	—	15,072,441
Hotels, Restaurants & Leisure	69,227	68,400,949	—	68,470,176
Household Durables	—	15,265,657	—	15,265,657
Household Products	—	1,717,486	—	1,717,486
Independent Power and Renewable Electricity Producers	—	7,944,013	—	7,944,013
Insurance	—	37,672,425	—	37,672,425
Interactive Media & Services	—	5,715,457	—	5,715,457
Internet Software & Services	—	25,846,445	—	25,846,445
IT Services	—	33,858,488	—	33,858,488
Leisure Products	—	2,721,614	—	2,721,614
Machinery	—	22,445,844	—	22,445,844
Marine	—	240,521	—	240,521
Media	—	182,236,482	—	182,236,482
Metals & Mining	—	41,937,492	—	41,937,492
Mortgage Real Estate Investment Trusts (REITs)	—	155,633	—	155,633
Multiline Retail	—	1,675,834	—	1,675,834
Multi-Utilities	—	1,227,239	—	1,227,239
Offshore Drilling & Other Services	—	12,033,646	—	12,033,646
Oil, Gas & Consumable Fuels	520,286	222,400,091	—	222,920,377
Personal Products	—	280,555	—	280,555
Pharmaceuticals	—	13,686,325	—	13,686,325
Real Estate	—	2,110,647	—	2,110,647
Real Estate Management & Development	—	6,150,415	—	6,150,415
Road & Rail	—	9,405,337	—	9,405,337
Semiconductors & Semiconductor Equipment	163,833	21,225,078	—	21,388,911
Software	—	65,633,713	—	65,633,713
Specialty Retail	—	6,010,778	—	6,010,778
Technology Hardware, Storage & Peripherals	—	1,885,272	—	1,885,272
Textiles, Apparel & Luxury Goods	185,427	2,778,643	—	2,964,070
Thrifts & Mortgage Finance	—	8,721,501	—	8,721,501
Transportation	—	508,996	—	508,996
Transportation Infrastructure	—	103,577	—	103,577
Utilities	—	3,231,226	—	3,231,226
Wireless Telecommunication Services	—	22,118,210	—	22,118,210
Floating Rate Loan Interests	—	195,780,265	12,296,415	208,076,680
Preferred Securities
Capital Trusts
Aerospace & Defense	105,258	—	—	105,258
Automobiles	—	554,376	—	554,376
Banks	—	3,094,759	—	3,094,759
Diversified Financial Services	—	7,030,680	—	7,030,680
Diversified Telecommunication Services	—	375,710	—	375,710
Electric Utilities	—	971,351	—	971,351
Food & Staples Retailing	—	18,654	—	18,654
Health Care Providers & Services	—	182,249	—	182,249
Independent Power and Renewable Electricity Producers	—	1,157,435	—	1,157,435
Media	—	113,834	—	113,834

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	81

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Capital Trusts (continued)
Multi-Utilities	$—	$212,711	$—	$212,711
Oil, Gas & Consumable Fuels	—	394,097	—	394,097
Transportation Infrastructure	—	162,173	—	162,173
Utilities	—	503,614	—	503,614
Wireless Telecommunication Services	—	375,368	—	375,368
Preferred Stocks	—	321,684	12,439,882	12,761,566
Short-Term Securities
Money Market Funds	723,084	—	—	723,084
Options Purchased
Equity Contracts	890,805	—	—	890,805
Liabilities
Unfunded Floating Rate Loan Interests (a)	—	(93,418)	—	(93,418)

	$11,158,380	$1,787,420,108	$24,758,533	1,823,337,021

Investments Valued at NAV (b)				11,296

				$1,823,348,317

Derivative Financial Instruments (c)
Assets
Credit Contracts	$—	$41,946	$—	$41,946
Equity Contracts	188,778	—	—	188,778
Foreign Currency Exchange Contracts	—	37,521	—	37,521
Interest Rate Contracts	464,581	—	—	464,581
Liabilities
Credit Contracts	—	(57,099)	—	(57,099)
Equity Contracts	(197,392)	—	—	(197,392)
Foreign Currency Exchange Contracts	—	(104,135)	—	(104,135)
Interest Rate Contracts	—	(145,954)	—	(145,954)

	$455,967	$(227,721)	$—	$228,246

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $529,000,000 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Floating Rate Loan Interests	Preferred Stocks	Total

Assets
Opening balance, as of December 31, 2021	$22,236	$15,655,042	$12,823,367	$28,500,645
Transfers into Level 3	—	876,680	—	876,680
Transfers out of Level 3	—	(2,360,869)	—	(2,360,869)
Accrued discounts/premiums	—	24,146	—	24,146
Net realized gain (loss)		43,175	118,262	161,437
Net change in unrealized appreciation (depreciation) (a)(b)	—	(825,133)	(138,806)	(963,939)
Purchases	—	1,261,072	—	1,261,072
Sales	—	(2,377,698)	(362,941)	(2,740,639)

Closing balance, as of December 31, 2022	$22,236	$12,296,415	$12,439,882	$24,758,533

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 (b)	$—	$(715,129)	$(138,806)	$(853,935)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
AGL CLO 12 Ltd.
Series 2021-12A, Class B, (3 mo. LIBOR US + 1.60%), 5.84%, 07/20/34 (a)(b)	$890	$851,679
Series 2021-12A, Class C, 6.09%, 07/20/34	500	460,371
AIG CLO LLC (a)(b)
Series 2018-1A, Class A1R, (3 mo. LIBOR US + 1.12%), 5.36%, 04/20/32	3,500	3,431,266
Series 2021-1A, Class A, (3 mo. LIBOR US + 1.10%), 5.42%, 04/22/34	2,000	1,943,904
AIMCO CLO 14 Ltd., Series 2021-14A, Class A, (3 mo. LIBOR US + 0.99%), 5.23%, 04/20/34 (a)(b)	3,000	2,912,227
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 6.43%, 10/21/28 (a)(b)	500	484,387
Allegro CLO VI Ltd. (a)(b)
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 5.58%, 01/17/31	360	341,922
Series 2017-2A, Class C, (3 mo. LIBOR US + 1.80%), 5.88%, 01/17/31	2,400	2,234,470
American Airlines, Inc., 5.18%, 08/15/23 (c)	790	787,722
Anchorage Capital CLO 3-R Ltd. (a)(b)
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 6.22%, 01/28/31	1,000	930,681
Series 2014-3RA, Class D, (3 mo. LIBOR US + 2.60%), 6.97%, 01/28/31	1,000	885,319
Anchorage Capital CLO Ltd., Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 6.09%, 10/13/30 (a)(b)	1,000	963,663
Apidos CLO XV, Series 2013-15A, Class DRR, (3 mo. LIBOR US + 2.70%), 6.94%, 04/20/31 (a)(b)	1,000	903,201
Apidos CLO XX, Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.95%), 6.03%, 07/16/31 (a)(b)	1,000	949,063
Apidos CLO XXXVII, Series 2021-37A, Class A, 5.45%, 10/22/34	3,000	2,924,225
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (3 mo. LIBOR US + 3.00%), 7.32%, 07/22/30 (a)(b)	1,000	909,658
Ares XLVII CLO Ltd., Series 2018-47A, Class D, (3 mo. LIBOR US + 2.70%), 6.78%, 04/15/30 (a)(b)	1,500	1,327,451
Ares XLVIII CLO Ltd., Series 2018-48A, Class C, (3 mo. LIBOR US + 1.80%), 6.04%, 07/20/30 (a)(b)	500	466,259
Ares XXXVII CLO Ltd. (a)(b)
Series 2015-4A, Class A3R, (3 mo. LIBOR US + 1.50%), 5.58%, 10/15/30	1,000	965,350
Series 2015-4A, Class BR, (3 mo. LIBOR US + 1.80%), 5.88%, 10/15/30	1,750	1,655,871
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (3 mo. LIBOR US + 1.18%), 5.50%, 10/24/31 (a)(b)	400	390,756
Atrium XV, Series 15A, Class C, (3 mo. LIBOR US + 2.20%), 6.52%, 01/23/31 (a)(b)	250	239,123
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class B, (3 mo. LIBOR US + 2.00%), 6.08%, 10/15/30 (a)(b)	1,000	945,778
Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class A1R, (3 mo. LIBOR US + 1.03%), 5.11%, 01/17/32 (a)(b)	1,900	1,864,822
Canyon CLO Ltd., Series 2020-3A, Class C, (3 mo. LIBOR US + 2.50%), 6.58%, 01/15/34 (a)(b)	500	472,755
Carlyle C17 CLO Ltd., Series C17A, Class BR, (3 mo. LIBOR US + 1.85%), 6.26%, 04/30/31 (a)(b)	1,000	941,038
CarVal CLO I Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 6.97%, 07/16/31 (a)(b)	500	461,882

Security	Par (000)	Value

Asset-Backed Securities (continued)
Cedar Funding XII CLO Ltd., Series 2020-12A, Class A1R, (3 mo. LIBOR US + 1.13%), 5.49%, 10/25/34 (a)(b)	$1,000	$974,701
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class A, (3 mo. LIBOR US + 1.10%), 5.18%, 07/15/33 (a)(b)	2,000	1,964,000
CIFC Funding I Ltd., Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.11%), 5.47%, 04/25/33 (a)(b)	1,500	1,475,250
CIFC Funding II Ltd. (a)(b)
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.50%), 5.58%, 04/17/34	900	858,276
Series 2020-2A, Class AR, (3 mo. LIBOR US + 1.17%), 5.41%, 10/20/34	1,200	1,169,735
CIFC Funding Ltd. (a)(b)
Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.95%), 6.14%, 10/18/30	1,000	941,063
Series 2013-2A, Class B1LR, (3 mo. LIBOR US + 3.05%), 7.24%, 10/18/30	1,000	909,872
Series 2018-1A, Class C, (3 mo. LIBOR US + 1.75%), 5.94%, 04/18/31	1,000	941,737
Series 2018-1A, Class D, (3 mo. LIBOR US + 2.65%), 6.84%, 04/18/31	1,200	1,113,176
Dryden 77 CLO Ltd., Series 2020-77A, Class AR, (3 mo. LIBOR US + 1.12%), 5.80%, 05/20/34 (a)(b)	3,500	3,398,706
Elmwood CLO 15 Ltd., Series 2022-2A, Class A1, (3 mo. SOFR + 1.34%), 5.38%, 04/22/35 (a)(b)	1,200	1,169,864
Elmwood CLO II Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 5.39%, 04/20/34 (a)(b)	2,000	1,949,395
Elmwood CLO V Ltd., Series 2022-2A, Class AR, 5.39%, 10/20/34	1,000	975,817
Elmwood CLO VIII Ltd., Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.24%), 5.48%, 01/20/34 (a)(b)	2,000	1,952,377
Elmwood CLO XII Ltd., Series 2019-2A, Class B, 5.94%, 01/20/35	2,000	1,908,703
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, (3 mo. LIBOR US + 2.60%), 6.84%, 04/20/31 (a)(b)	1,000	941,109
Generate CLO 2 Ltd. (a)(b)
Series 2A, Class CR, (3 mo. LIBOR US + 1.85%), 6.17%, 01/22/31	1,500	1,416,417
Series 2A, Class DR, (3 mo. LIBOR US + 2.60%), 6.92%, 01/22/31	1,800	1,621,978
Generate CLO 6 Ltd., Series A1R, Class 6A, 5.52%, 01/22/35	2,500	2,426,572
Golub Capital Partners CLO 52B Ltd., Series 2020- 52A, Class A1, 5.68%, 01/20/34	2,000	1,960,328
Golub Capital Partners CLO 53B Ltd., Series 2021- 53A, Class B, 6.04%, 07/20/34	1,000	962,921
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.50%), 6.58%, 04/15/31 (a)(b)	1,000	897,334
HalseyPoint CLO 4 Ltd., Series 2021-4A, Class A, 5.46%, 04/20/34	2,000	1,948,309
Highbridge Loan Management Ltd. (a)(b)
Series 12A-18, Class B, (3 mo. LIBOR US + 1.85%), 6.04%, 07/18/31	1,250	1,169,856
Series 4A-2014, Class A2R, (3 mo. LIBOR US + 1.50%), 5.87%, 01/28/30	650	627,498
HPS Loan Management Ltd., Series 6A-2015, Class BR, (3 mo. LIBOR US + 1.75%), 6.28%, 02/05/31 (a)(b)	1,500	1,400,661
Long Point Park CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 5.78%, 01/17/30 (a)(b)	1,000	934,947

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding L Ltd., Series 2021-50A, Class A, (3 mo. LIBOR US + 1.14%), 5.37%, 04/19/34 (a)(b)	$1,270	$1,244,210
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, (3 mo. LIBOR US + 1.90%), 6.13%, 04/19/30 (a)(b)	1,000	964,395
Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, (3 mo. LIBOR US + 1.15%), 5.38%, 04/19/33 (a)(b)	1,000	983,387
Madison Park Funding XXVII Ltd. (a)(b)
Series 2018-27A, Class B, (3 mo. LIBOR US + 1.80%), 6.04%, 04/20/30	1,000	941,692
Series 2018-27A, Class C, (3 mo. LIBOR US + 2.60%), 6.84%, 04/20/30	1,000	929,792
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class A, (3 mo. LIBOR US + 1.12%), 5.20%, 07/17/34 (a)(b)	1,070	1,041,284
Marble Point CLO XI Ltd., Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 5.69%, 12/18/30 (a)(b)	1,000	949,932
MP CLO III Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 2.00%), 6.24%, 10/20/30 (a)(b)	1,000	933,578
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR2, (3 mo. LIBOR US + 3.00%), 7.28%, 10/21/30 (a)(b)	2,700	2,499,210
Neuberger Berman CLO XXII Ltd. (a)(b)
Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 5.73%, 10/17/30	400	388,125
Series 2016-22A, Class CR, (3 mo. LIBOR US + 2.20%), 6.28%, 10/17/30	1,000	952,415
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class C, (3 mo. LIBOR US + 1.75%), 5.94%, 10/18/30 (a)(b)	1,500	1,411,401
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class D, (3 mo. LIBOR US + 2.60%), 6.68%, 01/15/30 (a)(b)	1,000	929,513
Neuberger Berman Loan Advisers CLO 47 Ltd., 5.13%, 04/14/35	1,000	974,691
OCP CLO Ltd. (a)(b)
Series 2014-6A, Class BR, (3 mo. LIBOR US + 2.15%), 6.23%, 10/17/30	500	477,499
Series 2016-11A, Class BR, (3 mo. LIBOR US + 2.45%), 6.78%, 10/26/30	1,500	1,453,831
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.95%), 6.63%, 11/20/30	1,000	949,888
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.85%), 6.93%, 07/15/30 (a)(b)	500	450,852
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.75%), 6.99%, 01/20/31 (a)(b)	1,000	884,522
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, (3 mo. LIBOR US + 1.40%), 5.64%, 01/20/30 (a)(b)	1,000	965,726
Octagon Investment Partners XVII Ltd. (a)(b)
Series 2013-1A, Class BR2, (3 mo. LIBOR US + 1.40%), 5.76%, 01/25/31	1,000	963,766
Series 2013-1A, Class CR2, (3 mo. LIBOR US + 1.70%), 6.06%, 01/25/31	1,000	931,161

Security	Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners XXII Ltd., Series 2014- 1A, Class CRR, (3 mo. LIBOR US + 1.90%), 6.22%, 01/22/30 (a)(b)	$900	$846,100
OHA Credit Funding 10 Ltd., Series 2021-10A, Class A, 5.32%, 01/18/36	1,500	1,460,229
OHA Credit Funding 3 Ltd., Series 2019-3A, Class AR, (3 mo. LIBOR US + 1.14%), 5.38%, 07/02/35 (a)(b)	1,750	1,708,041
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A1, (3 mo. LIBOR US + 1.17%), 5.36%, 04/18/33 (a)(b)	1,000	981,683
OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3 mo. SOFR + 1.30%), 5.26%, 02/24/37 (a)(b)	1,250	1,217,089
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (3 mo. LIBOR US + 2.90%), 7.22%, 07/23/30 (a)(b)	600	556,910
OHA Credit Partners XVI, Series 2021-16A, Class A, 5.34%, 10/18/34	750	731,354
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.90%), 6.14%, 01/20/31 (a)(b)	1,800	1,682,674
Palmer Square CLO Ltd. (a)(b)
Series 2015-1A, Class A2R4, (3 mo. LIBOR US + 1.70%), 6.38%, 05/21/34	2,500	2,381,399
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 5.64%, 04/18/31	1,500	1,452,800
Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 7.70%, 11/14/34	1,000	922,903
Series 2020-3A, Class A1AR, (3 mo. LIBOR US + 1.08%), 5.69%, 11/15/31	1,500	1,472,158
Series 2021-2A, Class A, (3 mo. LIBOR US + 1.15%), 5.23%, 07/15/34	2,000	1,952,156
Park Avenue Institutional Advisers CLO Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 3.85%), 8.46%, 05/15/32 (a)(b)	1,500	1,277,931
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3 mo. LIBOR US + 1.16%), 5.40%, 04/20/34 (a)(b)	2,000	1,949,093
Regatta VII Funding Ltd., Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.05%), 7.80%, 06/20/34 (a)(b)	500	464,746
Regatta XV Funding Ltd., Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.85%), 6.21%, 10/25/31 (a)(b)	1,200	1,158,593
Regatta XVI Funding Ltd. (a)(b)
Series 2019-2A, Class C, (3 mo. LIBOR US + 2.70%), 6.78%, 01/15/33	1,000	963,572
Series 2019-2A, Class D, (3 mo. LIBOR US + 3.90%), 7.98%, 01/15/33	1,000	947,555
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.45%), 5.53%, 01/15/34 (a)(b)	1,000	956,634
Rockford Tower CLO Ltd. (a)(b)
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 5.43%, 10/20/30	2,000	1,972,001
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 6.89%, 10/20/30	1,000	916,401
RR 5 Ltd., Series 2018-5A, Class C, (3 mo. LIBOR US + 3.10%), 7.18%, 10/15/31 (a)(b)	650	591,067
Signal Peak CLO 8 Ltd. (a)(b)
Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 5.51%, 04/20/33	6,000	5,861,758
Series 2020-8A, Class B, (3 mo. LIBOR US + 1.65%), 5.89%, 04/20/33	1,650	1,575,472
Sound Point CLO XXI Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.18%), 5.51%, 10/26/31 (a)(b)	1,400	1,363,387

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 6.68%, 01/15/30 (a)(b)	$1,500	$1,347,405
Symphony CLO XXVIII Ltd., Series 2021-28A, Class A, 5.46%, 10/23/34	1,900	1,850,182
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 5.23%, 01/16/31 (a)(b)	2,500	2,446,574
TICP CLO IX Ltd., Series 2017-9A, Class A, (3 mo. LIBOR US + 1.14%), 5.38%, 01/20/31 (a)(b)	1,000	989,102
TICP CLO VI Ltd., Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 5.20%, 01/15/34 (a)(b)	2,000	1,958,444
TICP CLO X Ltd., Series 2018-10A, Class B, 5.71%, 04/20/31	1,300	1,262,927
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3 mo. LIBOR US + 1.65%), 5.73%, 07/15/34 (a)(b)	1,000	956,586
TICP CLO XIV Ltd., Series 2019-14A, Class A2R, (3 mo. LIBOR US + 1.65%), 5.89%, 10/20/32 (a)(b)	1,750	1,692,995
Trimaran CAVU Ltd.
Series 2022-2A, Class A, 6.85%, 01/20/36	2,500	2,487,294
Series 2022-2A, Class B1, 7.75%, 01/20/36	1,500	1,486,415
Whitebox CLO I Ltd., Series 2019-1A, Class ANAR, (3 mo. LIBOR US + 1.13%), 5.45%, 07/24/32 (a)(b)	1,000	979,100
York CLO 1 Ltd., Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.12%), 5.44%, 10/22/29 (a)(b)	1,903	1,882,932

Total Asset-Backed Securities — 14.2% (Cost: $152,245,627)		148,579,977

Corporate Bonds

Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48 (d)	2,215	2,024,038

Aerospace & Defense — 4.5%
Boeing Co., 5.15%, 05/01/30 (d)	6,775	6,609,956
Bombardier, Inc. (b)
7.50%, 03/15/25	98	97,051
7.13%, 06/15/26 (d)	1,322	1,282,623
7.88%, 04/15/27 (d)	1,347	1,306,557
6.00%, 02/15/28 (d)	1,121	1,036,611
7.45%, 05/01/34	327	327,000
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (b)	516	421,830
General Dynamics Corp., 4.25%, 04/01/50 (d)	1,260	1,117,650
Howmet Aerospace, Inc., 5.13%, 10/01/24	45	44,498
Moog, Inc., 4.25%, 12/15/27 (b)	320	296,000
Northrop Grumman Corp. (d)
4.03%, 10/15/47	2,400	1,988,838
5.25%, 05/01/50	3,050	3,003,304
Raytheon Technologies Corp. (d)
4.63%, 11/16/48	2,805	2,527,502
3.13%, 07/01/50	3,545	2,481,611
Rolls-Royce PLC, 5.75%, 10/15/27 (b)	1,933	1,841,183
Spirit AeroSystems, Inc.
7.50%, 04/15/25 (b)	332	328,069
9.38%, 11/30/29	686	722,152
TransDigm, Inc.
8.00%, 12/15/25 (b)	1,596	1,619,605
6.25%, 03/15/26 (b)(d)	16,639	16,409,215
6.38%, 06/15/26	8	7,784
7.50%, 03/15/27	432	427,424

Security	Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued)
4.63%, 01/15/29	$940	$826,514
4.88%, 05/01/29 (d)	622	542,540
Triumph Group, Inc., 8.88%, 06/01/24 (b)	1,579	1,606,633

		46,872,150

Airlines — 1.6%
Air Canada, 3.88%, 08/15/26 (b)(d)	549	486,267
Allegiant Travel Co., 7.25%, 08/15/27 (b)	183	174,063
American Airlines, Inc.
5.18%, 10/15/23 (c)	837	826,467
11.75%, 07/15/25 (b)	1,018	1,091,906
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (b)
5.50%, 04/20/26	289	278,372
5.75%, 04/20/29	1,982	1,811,563
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (b)	531	480,555
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (b)(d)	1,966	1,954,777
Singapore Airlines Ltd., 3.00%, 07/20/26 (e)	200	184,466
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 09/15/28 (b)	1,718	1,474,430
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/27 (d)	5,366	5,290,499
United Airlines, Inc. (b)
4.38%, 04/15/26 (d)	1,242	1,151,242
4.63%, 04/15/29	1,274	1,109,266

		16,313,873

Auto Components — 1.5%
Aptiv PLC/Aptiv Corp., 4.15%, 05/01/52 (d)	4,240	3,050,752
Clarios Global LP, 6.75%, 05/15/25 (b)	497	498,149
Clarios Global LP/Clarios U.S. Finance Co. (b)
6.25%, 05/15/26	4,933	4,822,018
8.50%, 05/15/27	7,065	6,898,948
Goodyear Tire & Rubber Co.
5.00%, 07/15/29	207	172,669
5.63%, 04/30/33	53	43,264

		15,485,800

Automobiles — 2.0%
Asbury Automotive Group, Inc.
4.50%, 03/01/28	197	173,439
4.75%, 03/01/30	191	159,743
5.00%, 02/15/32 (b)	101	83,093
Ford Motor Co. (d)
7.45%, 07/16/31	3,660	3,740,930
3.25%, 02/12/32	1,255	941,177
6.10%, 08/19/32	289	266,850
Ford Motor Credit Co. LLC
4.69%, 06/09/25	200	190,293
5.13%, 06/16/25 (d)	1,270	1,220,904
3.38%, 11/13/25	207	187,131
2.70%, 08/10/26	613	532,329
4.95%, 05/28/27 (d)	400	373,160
2.90%, 02/16/28 (d)	627	517,851
5.11%, 05/03/29	200	181,109
4.00%, 11/13/30	200	164,168
3.63%, 06/17/31	456	358,214
General Motors Co. (d)
6.25%, 10/02/43	940	869,057

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles (continued)
General Motors Co. (d) (continued)
5.95%, 04/01/49	$3,455	$3,011,082
Group 1 Automotive, Inc., 4.00%, 08/15/28 (b)	78	66,021
Hyundai Capital America, 2.38%, 10/15/27 (e)	200	171,107
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27 (e)	500	380,903
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (b)	456	365,160
Lithia Motors, Inc., 3.88%, 06/01/29 (b)	269	221,148
Nissan Motor Co. Ltd., 4.81%, 09/17/30 (b)(d)	7,125	6,046,786
Penske Automotive Group, Inc.
3.50%, 09/01/25	441	409,274
3.75%, 06/15/29	141	114,442
TML Holdings Pte. Ltd., 4.35%, 06/09/26 (e)	200	178,600

		20,923,971

Banks — 3.2%
ABQ Finance Ltd., 3.13%, 09/24/24 (e)	200	191,412
Abu Dhabi Commercial Bank PJSC, 3.50%, 03/31/27 (e)	212	200,101
Agricultural Bank of China Ltd., 1.25%, 01/19/26 (e)	200	179,828
Australia & New Zealand Banking Group Ltd., (5 year CMT + 1.70%), 2.57%, 11/25/35 (a)(b)(d)	5,445	3,995,141
Bangkok Bank PCL
4.45%, 09/19/28 (e)	200	191,560
(5 year CMT + 1.90%), 3.73%, 09/25/34 (a)(e)	200	166,725
(5 year CMT + 4.73%), 5.00%	222	210,178
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26 (e)	200	182,022
Bank of China Ltd. (e)
1.00%, 11/02/24	200	185,850
1.40%, 04/28/26	200	179,050
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80% (a)(e)(f)	252	240,660
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83% (a)(e)(f)	750	656,250
China Construction Bank Corp., (5 year CMT + 2.15%), 2.45%, 06/24/30 (a)(e)	200	187,698
Fifth Third Bancorp, Series H, (3 mo. LIBOR US + 3.03%), 5.10% (a)(f)	5,000	4,750,000
Industrial & Commercial Bank of China Ltd., 2.95%, 06/01/25 (e)	200	190,972
Industrial & Commercial Bank of China Macau Ltd., (5 year CMT + 1.65%), 2.88%, 09/12/29 (a)(e)	200	190,538
Intesa Sanpaolo SpA, 5.71%, 01/15/26 (b)	9,840	9,456,238
Kasikornbank PCL (a)(e)
(5 year CMT + 1.70%), 3.34%, 10/02/31	468	408,915
(5 year CMT + 3.34%), 4.00% (f)	300	246,900
NongHyup Bank, 4.00%, 01/06/26 (e)	200	193,037
QNB Finance Ltd., 2.63%, 05/12/25 (e)	200	188,538
Shinhan Financial Group Co. Ltd., 1.35%, 01/10/26 (e)	200	178,306
SNB Funding Ltd., 2.75%, 10/02/24 (e)	200	190,663
State Street Corp., 5.82%, 11/04/28 (d)	2,925	3,020,574
United Overseas Bank Ltd., 1.25%, 04/14/26 (e)	200	178,694
Wells Fargo & Co. (d)
5.61%, 01/15/44	4,119	3,993,347
(1 day SOFR + 1.51%), 3.53%, 03/24/28 (a)	4,075	3,773,454

		33,726,651

Security	Par (000)	Value

Beverages — 2.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46 (d)	$6,170	$5,608,994
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49 (d)	5,000	4,942,989
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27 (b)(g)	2,781	1,934,276
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
6.00%, 06/15/27	509	498,283
3.25%, 09/01/28	200	169,889
4.00%, 09/01/29	3,414	2,705,688
Ball Corp.
5.25%, 07/01/25	30	29,608
2.88%, 08/15/30	147	117,324
3.13%, 09/15/31 (d)	712	571,829
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25 (b)	228	198,431
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	151	155,456
Silgan Holdings, Inc., 4.13%, 02/01/28	58	53,659
Trivium Packaging Finance BV (b)
5.50%, 08/15/26	2,830	2,594,928
8.50%, 08/15/27	3,036	2,785,606

		22,366,960

Biotechnology — 0.5%
Baxalta, Inc., 5.25%, 06/23/45 (d)	6,000	5,733,440

Building Materials (b) — 0.4%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28	336	308,324
Masonite International Corp., Class C, 5.38%, 02/01/28	235	217,283
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/28	163	144,739
Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/28	1,212	1,084,376
Standard Industries, Inc.
5.00%, 02/15/27	412	380,166
4.75%, 01/15/28	26	23,397
4.38%, 07/15/30	1,492	1,215,868
3.38%, 01/15/31	214	161,036
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29	386	359,376

		3,894,565

Building Products — 0.9%
Advanced Drainage Systems, Inc. (b)
5.00%, 09/30/27	26	24,245
6.38%, 06/15/30	936	909,474
Beacon Roofing Supply, Inc., 4.13%, 05/15/29 (b)	86	71,465
LBM Acquisition LLC, 6.25%, 01/15/29 (b)	54	34,363
Lowe’s Cos., Inc., 5.63%, 04/15/53 (d)	4,345	4,159,448
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (b)	113	90,983
SRS Distribution, Inc. (b)
4.63%, 07/01/28	982	870,514
6.13%, 07/01/29	1,046	845,712
6.00%, 12/01/29 (d)	763	607,236
White Cap Buyer LLC, 6.88%, 10/15/28 (b)(d)	1,999	1,729,152
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26 (b)(g)	96	82,991

		9,425,583

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets — 1.4%
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00% (a)(d)(f)	$5,215	$4,158,702
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (b)(d)	447	382,539
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32	725	579,554
Huarong Finance 2019 Co. Ltd., 2.13%, 09/30/23 (e)	200	191,787
Huarong Finance II Co. Ltd., 4.63%, 06/03/26 (e)	200	177,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24	520	498,551
6.25%, 05/15/26	824	791,778
5.25%, 05/15/27	2,030	1,858,668
4.38%, 02/01/29	651	550,518
Jefferies Financial Group, Inc., 5.50%, 10/18/23 (d)	4,000	4,000,048
NFP Corp. (b)
4.88%, 08/15/28 (d)	139	118,330
6.88%, 08/15/28 (d)	764	629,749
7.50%, 10/01/30	170	159,865
Temasek Financial I Ltd., 2.38%, 08/02/41 (e)	250	176,297

		14,273,886

Chemicals — 2.8%
Avient Corp., 7.13%, 08/01/30 (b)	267	261,001
Axalta Coating Systems LLC, 3.38%, 02/15/29 (b)	1,090	899,430
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (b)(d)	597	551,867
Bluestar Finance Holdings Ltd., 3.38%, 07/16/24 (e)	200	192,850
CNAC HK Finbridge Co. Ltd., 2.00%, 09/22/25 (e)	300	269,802
Diamond BC BV, 4.63%, 10/01/29 (b)	1,105	886,762
DuPont de Nemours, Inc., 5.42%, 11/15/48 (d)	7,500	7,138,496
Element Solutions, Inc., 3.88%, 09/01/28 (b)(d)	3,005	2,554,250
GC Treasury Center Co. Ltd., 2.98%, 03/18/31 (e)	200	160,538
Herens Holdco SARL, 4.75%, 05/15/28 (b)	490	366,231
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (b)	491	411,078
Ingevity Corp., 3.88%, 11/01/28 (b)	100	85,987
LG Chem Ltd., 2.38%, 07/07/31 (e)	200	156,350
LYB Finance Co. BV, 8.10%, 03/15/27 (b)	6,000	6,534,944
NOVA Chemicals Corp., 4.88%, 06/01/24 (b)	240	232,199
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (b)(d)	280	237,300
Scotts Miracle-Gro Co., 4.00%, 04/01/31	364	278,075
SK Invictus Intermediate II Sarl, 5.00%, 10/30/29 (b)	1,148	941,360
UPL Corp. Ltd., (5 year CMT + 3.87%), 5.25% (a)(e)(f)	500	340,562
WESCO Distribution, Inc. (b)
7.13%, 06/15/25	1,485	1,503,580
7.25%, 06/15/28 (d)	1,384	1,401,956
WR Grace Holdings LLC (b)
5.63%, 10/01/24	1,493	1,470,605
4.88%, 06/15/27	224	198,493
5.63%, 08/15/29 (d)	2,101	1,696,074

		28,769,790

Commercial Services & Supplies — 1.6%
ADT Security Corp.
4.13%, 06/15/23	174	172,270
4.13%, 08/01/29 (b)	91	77,392
4.88%, 07/15/32 (b)	59	50,140
AerCap Global Aviation Trust, (3 mo. LIBOR US + 4.30%), 6.50%, 06/15/45 (a)(b)(d)	5,000	4,713,104

Security	Par (000)	Value

Commercial Services & Supplies (continued)
APX Group, Inc., 5.75%, 07/15/29 (b)	$555	$459,644
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29 (b)(d)	73	62,447
Bank of New York Mellon Corp., (1 day SOFR + 2.07%), 5.83%, 10/25/33 (d)	4,620	4,789,063
Fortress Transportation & Infrastructure Investors LLC (b)
6.50%, 10/01/25	125	117,525
5.50%, 05/01/28 (d)	645	550,256
Herc Holdings, Inc., 5.50%, 07/15/27 (b)(d)	683	637,068
Hertz Corp. (b)
4.63%, 12/01/26	249	208,537
5.00%, 12/01/29 (d)	177	134,272
Metis Merger Sub LLC, 6.50%, 05/15/29 (b)	310	260,240
NESCO Holdings II, Inc., 5.50%, 04/15/29 (b)	356	311,500
Prime Security Services Borrower LLC/Prime Finance, Inc. (b)
5.75%, 04/15/26	377	362,862
6.25%, 01/15/28 (d)	804	731,769
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (b)	882	740,616
United Rentals North America, Inc.
4.88%, 01/15/28	777	736,324
5.25%, 01/15/30	44	41,342
Williams Scotsman International, Inc. (b)
6.13%, 06/15/25	823	814,770
4.63%, 08/15/28	541	488,252

		16,459,393

Communications Equipment — 0.4%
CommScope Technologies LLC, 6.00%, 06/15/25 (b)(d)	942	857,220
CommScope, Inc. (b)
6.00%, 03/01/26	524	483,594
8.25%, 03/01/27	83	64,325
7.13%, 07/01/28 (d)	464	331,699
4.75%, 09/01/29	505	407,131
Nokia OYJ, 6.63%, 05/15/39	324	307,528
Viasat, Inc. (b)
5.63%, 09/15/25	731	678,213
5.63%, 04/15/27	243	220,729
6.50%, 07/15/28	287	215,314
Viavi Solutions, Inc., 3.75%, 10/01/29 (b)	705	592,521

		4,158,274

Construction Materials (b) — 0.1%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28	617	550,487
3.88%, 11/15/29	41	33,516
BCPE Empire Holdings, Inc., 7.63%, 05/01/27	256	229,576
H&E Equipment Services, Inc., 3.88%, 12/15/28	132	112,436
Resideo Funding, Inc., 4.00%, 09/01/29	97	78,429

		1,004,444

Consumer Discretionary (b) — 0.9%
Carnival Corp.
10.50%, 02/01/26	733	736,489
7.63%, 03/01/26	149	118,097
5.75%, 03/01/27	1,111	793,298
9.88%, 08/01/27	957	904,365
4.00%, 08/01/28	434	353,888
6.00%, 05/01/29 (d)	714	475,797
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (d)	1,936	1,987,517

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Discretionary (continued)
CoreLogic, Inc., 4.50%, 05/01/28	$869	$666,697
Life Time, Inc., 8.00%, 04/15/26	187	168,300
Lindblad Expeditions LLC, 6.75%, 02/15/27	480	435,442
NCL Corp. Ltd.
5.88%, 03/15/26	127	99,755
7.75%, 02/15/29	124	93,315
NCL Finance Ltd., 6.13%, 03/15/28	530	391,257
Royal Caribbean Cruises Ltd.
4.25%, 07/01/26	200	161,669
5.50%, 08/31/26	241	202,741
5.38%, 07/15/27	378	306,067
11.63%, 08/15/27	284	285,201
5.50%, 04/01/28	91	72,622
8.25%, 01/15/29	302	302,755
9.25%, 01/15/29 (d)	566	581,622
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29	120	96,600

		9,233,494

Consumer Finance — 1.6%
Block, Inc., 3.50%, 06/01/31	2,518	2,009,175
Global Payments, Inc., 5.95%, 08/15/52 (d)	4,850	4,385,181
HealthEquity, Inc., 4.50%, 10/01/29 (b)	980	856,422
KB Kookmin Card Co. Ltd., 4.00%, 06/09/25 (e)	200	190,830
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (b)(d)	452	352,605
Navient Corp.
7.25%, 09/25/23	299	298,756
6.13%, 03/25/24	59	57,798
5.50%, 03/15/29	414	337,824
OneMain Finance Corp.
7.13%, 03/15/26 (d)	1,231	1,170,533
3.50%, 01/15/27	627	519,137
6.63%, 01/15/28	295	271,645
5.38%, 11/15/29	133	108,781
Sabre Global, Inc. (b)
9.25%, 04/15/25	578	575,761
11.25%, 12/15/27	136	140,043
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (b)	718	678,359
Shinhan Card Co. Ltd., 1.38%, 10/19/25 (e)	200	176,628
Shriram Finance Ltd., 4.40%, 03/13/24	500	480,000
SLM Corp., 3.13%, 11/02/26	347	295,106
Verscend Escrow Corp., 9.75%, 08/15/26 (b)(d)	3,791	3,714,081

		16,618,665

Containers & Packaging — 1.8%
Clydesdale Acquisition Holdings, Inc. (b)
6.63%, 04/15/29	988	939,342
8.75%, 04/15/30	588	503,311
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	224	213,602
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	355	344,616
Graphic Packaging International LLC, 3.50%, 03/01/29 (b)	264	224,935
International Paper Co.
8.70%, 06/15/38	4,000	4,943,438
7.30%, 11/15/39 (d)	10,000	11,011,285

Security	Par (000)	Value

Containers & Packaging (continued)
LABL, Inc., 5.88%, 11/01/28 (b)	$520	$453,060
Sealed Air Corp., 4.00%, 12/01/27 (b)	109	98,878

		18,732,467

Diversified Consumer Services — 1.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)
6.63%, 07/15/26	5,356	4,900,740
9.75%, 07/15/27 (d)	1,306	1,136,220
6.00%, 06/01/29 (d)	2,301	1,669,973
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28 (b)	2,154	1,763,471
Clarivate Science Holdings Corp. (b)
3.88%, 07/01/28	1,341	1,161,837
4.88%, 07/01/29 (d)	861	732,151
Service Corp. International
5.13%, 06/01/29	468	438,762
3.38%, 08/15/30	585	475,551
4.00%, 05/15/31 (d)	716	603,034

		12,881,739

Diversified Financial Services — 7.1%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (b)	724	577,390
Ally Financial, Inc., Series B, (5 year CMT + 3.87%), 4.70% (a)(f)	3,375	2,257,031
Bank of America Corp. (a)(d)
(1 day SOFR + 1.83%), 4.57%, 04/27/33	9,380	8,579,912
(1 day SOFR + 1.99%), 6.20%, 11/10/28	3,090	3,190,338
Barclays PLC, (3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29 (a)(d)	3,220	3,023,998
Blackstone Holdings Finance Co. LLC, 6.20%, 04/22/33	5,100	5,140,834
BNP Paribas SA, (5 year CMT + 3.34%), 4.63% (a)(b)(f)	13,999	10,815,634
BOC Aviation Ltd., 1.75%, 01/21/26 (e)	200	179,702
China Cinda 2020 I Management Ltd. (e)
3.25%, 01/28/27	200	181,842
3.00%, 03/18/27	200	178,600
CITIC Ltd., 3.70%, 06/14/26 (e)	200	191,890
Citigroup, Inc., 6.68%, 09/13/43 (d)	4,125	4,408,432
CMB International Leasing Management Ltd., 1.88%, 08/12/25 (e)	200	179,975
Coastal Emerald Ltd., (5 year CMT + 7.45%), 4.30% (a)(e)(f)	200	188,787
Credit Suisse AG, 6.50%, 08/08/23 (b)	6,000	5,802,000
Deutsche Bank AG, (1 day SOFR + 1.87%), 2.13%, 11/24/26 (a)(d)	3,260	2,875,998
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/25 (b)	191	189,053
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24 (b)(g)	338	287,606
Goldman Sachs Group, Inc., (1 day SOFR + 1.85%), 3.62%, 03/15/28 (a)(d)	1,830	1,704,575
ICBCIL Finance Co. Ltd., 1.75%, 08/25/25 (e)	200	181,350
ION Trading Technologies SARL, 5.75%, 05/15/28 (b)	200	166,750
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28 (b)	675	550,618
JIC Zhixin Ltd., 3.50%, 11/24/27 (e)	200	187,480

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co., (1 day SOFR + 2.58%), 5.72%, 09/14/33 (a)(d)	$11,000	$10,736,588
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27 (b)	96	80,643
Manappuram Finance Ltd., 5.90%, 01/13/23 (e)	700	694,680
Morgan Stanley, (1 day SOFR + 2.62%), 5.30%, 04/20/37 (a)(d)	2,635	2,409,335
Power Finance Corp. Ltd., 3.75%, 12/06/27 (e)	200	181,912
Spectrum Brands, Inc.
5.75%, 07/15/25	1,002	990,662
5.00%, 10/01/29 (b)	34	29,424
UBS Group AG, (1 year CMT + 1.55%), 4.49%, 05/12/26 (a)(b)(d)	2,585	2,526,485
UniCredit SpA, (5 year CMT + 4.75%), 5.46%, 06/30/35 (a)(b)	6,135	4,984,369
Xiaomi Best Time International Ltd., 3.38%, 04/29/30	200	154,162

		73,828,055

Diversified Telecommunication Services — 6.4%
AT&T, Inc.
4.65%, 06/01/44	28	23,504
4.35%, 06/15/45	95	76,410
3.50%, 09/15/53 (d)	15,960	10,771,981
Consolidated Communications, Inc., 6.50%, 10/01/28 (b)	1,313	1,020,281
Level 3 Financing, Inc. (b)
3.40%, 03/01/27	593	501,076
4.63%, 09/15/27	229	190,643
4.25%, 07/01/28 (d)	342	269,393
3.63%, 01/15/29	220	161,093
3.75%, 07/15/29	181	130,206
3.88%, 11/15/29	61	48,137
Lumen Technologies, Inc.
5.63%, 04/01/25	1,909	1,832,041
4.00%, 02/15/27 (b)	2,025	1,716,091
4.50%, 01/15/29 (b)	1,160	800,646
5.38%, 06/15/29 (b)	73	52,555
Sprint Capital Corp.
6.88%, 11/15/28 (d)	3,063	3,179,210
8.75%, 03/15/32	2,041	2,428,994
Telecom Italia Capital SA
6.38%, 11/15/33	442	361,596
6.00%, 09/30/34	818	618,163
7.20%, 07/18/36	186	151,013
7.72%, 06/04/38	319	264,770
Telecom Italia SpA, 5.30%, 05/30/24 (b)	1,062	1,006,181
Telefonica Emisiones SA, 5.21%, 03/08/47 (d)	5,000	4,014,967
Verizon Communications, Inc. (d)
6.40%, 09/15/33	9,475	10,110,644
6.55%, 09/15/43	13,225	14,365,143
5.01%, 04/15/49	6,998	6,356,328
Zayo Group Holdings, Inc. (b)
4.00%, 03/01/27	5,744	4,242,346
6.13%, 03/01/28	3,249	1,842,439

		66,535,851

Electric Utilities — 4.1%
Dominion Energy, Inc., Series C, (5 year CMT + 3.20%), 4.35% (a)(f)	2,020	1,696,665

Security	Par (000)	Value

Electric Utilities (continued)
Edison International, Series A, (5 year CMT + 4.70%), 5.38% (a)(f)	$6,851	$5,606,790
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76 (a)	7,500	7,201,650
FirstEnergy Corp.
2.65%, 03/01/30	261	212,804
Series B, 2.25%, 09/01/30	46	36,510
Series C, 3.40%, 03/01/50	880	580,624
FirstEnergy Transmission LLC, 5.45%, 07/15/44 (b)	889	826,971
NextEra Energy Capital Holdings, Inc., (3 mo. LIBOR US + 2.41%), 4.80%, 12/01/77 (a)	5,000	4,084,547
NextEra Energy Operating Partners LP (b)
4.25%, 07/15/24	712	690,641
4.25%, 09/15/24	26	24,172
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42 (d)	2,750	2,734,840
Pacific Gas and Electric Co., 4.20%, 06/01/41 (d)	2,310	1,709,909
PG&E Corp., 5.25%, 07/01/30	226	205,660
Progress Energy, Inc., 7.00%, 10/30/31 (d)	12,000	13,084,249
Sempra Energy, (5 year CMT + 4.55%), 4.88% (a)(f)	4,375	4,045,475
State Grid Overseas Investment BVI Ltd. (e)
1.00%, 08/05/25	200	180,256
3.50%, 05/04/27	200	189,962

		43,111,725

Electrical Equipment (b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26	714	689,010
GrafTech Finance, Inc., 4.63%, 12/15/28	296	243,082

		932,092

Electronic Equipment, Instruments & Components (b) — 0.2%
BWX Technologies, Inc.
4.13%, 06/30/28	70	62,912
4.13%, 04/15/29	248	217,049
Imola Merger Corp., 4.75%, 05/15/29	784	680,209
Vertiv Group Corp., 4.13%, 11/15/28	1,191	1,012,350

		1,972,520

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp. (b)
6.88%, 04/01/27	586	559,433
6.25%, 04/01/28	645	590,183
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26	689	660,951
6.88%, 09/01/27	549	513,315
Weatherford International Ltd. (b)
11.00%, 12/01/24 (h)	11	11,220
6.50%, 09/15/28	254	248,996
8.63%, 04/30/30 (d)	505	484,956

		3,069,054

Environmental, Maintenance & Security Service — 0.7%
Clean Harbors, Inc., 5.13%, 07/15/29 (b)	1,142	1,059,150
Covanta Holding Corp.
4.88%, 12/01/29 (b)	142	116,336
5.00%, 09/01/30	282	227,726
GFL Environmental, Inc. (b)
3.75%, 08/01/25	297	280,665
5.13%, 12/15/26 (d)	2,367	2,263,580
4.00%, 08/01/28	235	200,925
3.50%, 09/01/28	504	443,098

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental, Maintenance & Security Service (continued)
GFL Environmental, Inc. (b) (continued)
4.75%, 06/15/29	$603	$527,776
4.38%, 08/15/29	311	263,557
Tervita Corp., 11.00%, 12/01/25 (b)	182	195,662
Waste Pro USA, Inc., 5.50%, 02/15/26 (b)	1,419	1,253,119

		6,831,594

Equity Real Estate Investment Trusts (REITs) — 1.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27 (b)	364	304,237
Crown Castle, Inc. (d)
1.05%, 07/15/26	925	799,204
3.65%, 09/01/27	8,000	7,430,699
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (b)	258	213,345
Iron Mountain, Inc. (b)
4.88%, 09/15/27	606	557,278
5.00%, 07/15/28	47	42,214
5.63%, 07/15/32	778	674,227
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	178	149,614
4.63%, 08/01/29	1,072	817,491
3.50%, 03/15/31	2,778	1,904,273
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	1,604	1,451,638
RLJ Lodging Trust LP, 4.00%, 09/15/29 (b)	199	161,322

		14,505,542

Food & Staples Retailing — 2.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (b)
3.25%, 03/15/26	1,296	1,182,023
4.63%, 01/15/27	1,885	1,750,920
5.88%, 02/15/28	928	882,231
4.88%, 02/15/30 (d)	387	345,382
CK Hutchison International 21 Ltd., 2.50%, 04/15/31 (e)	200	164,738
Darling Ingredients, Inc., 6.00%, 06/15/30 (b)(d)	714	697,935
General Mills, Inc. (d)
5.24%, 11/18/25	935	937,328
4.20%, 04/17/28	620	599,125
Kraft Heinz Foods Co.
4.25%, 03/01/31	68	63,570
5.00%, 07/15/35	214	204,662
7.13%, 08/01/39 (b)(d)	4,415	4,852,354
4.63%, 10/01/39	100	87,723
5.00%, 06/04/42	12	10,855
4.38%, 06/01/46	158	128,391
4.88%, 10/01/49	263	228,295
5.50%, 06/01/50 (d)	2,825	2,699,843
Lamb Weston Holdings, Inc. (b)
4.88%, 05/15/28	460	435,850
4.13%, 01/31/30	515	454,848
4.38%, 01/31/32 (d)	409	357,343
Performance Food Group, Inc., 4.25%, 08/01/29 (b)	700	606,634
Post Holdings, Inc., 4.63%, 04/15/30 (b)	434	374,429
U.S. Foods, Inc. (b)
4.75%, 02/15/29	595	528,313
4.63%, 06/01/30	67	59,001

Security	Par (000)	Value

Food & Staples Retailing (continued)
United Natural Foods, Inc., 6.75%, 10/15/28 (b)	$53	$50,924
Walmart, Inc., 5.25%, 09/01/35 (d)	5,150	5,400,028

		23,102,745

Food Products — 0.6%
Aramark Services, Inc. (b)
5.00%, 04/01/25	954	930,901
6.38%, 05/01/25 (d)	1,567	1,547,742
5.00%, 02/01/28 (d)	285	265,886
China Modern Dairy Holdings Ltd., 2.13%, 07/14/26 (e)	200	169,448
Chobani LLC/Chobani Finance Corp., Inc. (b)
7.50%, 04/15/25 (d)	1,536	1,495,680
4.63%, 11/15/28	477	415,281
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31 (b)	576	470,535
Pilgrim’s Pride Corp., 3.50%, 03/01/32 (b)	387	302,827
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29 (b)	448	364,696
Tingyi Cayman Islands Holding Corp., 1.63%, 09/24/25 (e)	200	178,900

		6,141,896

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy
Finance Corp., 5.00%, 06/01/31 (b)	237	201,446

Health Care Equipment & Supplies — 0.3%
Avantor Funding, Inc. (b)
4.63%, 07/15/28	2,051	1,863,621
3.88%, 11/01/29	357	299,791
Embecta Corp., 6.75%, 02/15/30 (b)	129	116,422
Garden Spinco Corp., 8.63%, 07/20/30 (b)	328	347,680
Medtronic, Inc., 4.63%, 03/15/45 (d)	647	602,548

		3,230,062

Health Care Providers & Services — 4.5%
Acadia Healthcare Co., Inc., 5.00%, 04/15/29 (b)	52	47,824
AdaptHealth LLC, 5.13%, 03/01/30 (b)	55	46,821
Aetna, Inc., 3.88%, 08/15/47 (d)	3,500	2,687,549
AHP Health Partners, Inc., 5.75%, 07/15/29 (b)	580	453,125
Centene Corp.
2.45%, 07/15/28	1,241	1,047,466
4.63%, 12/15/29 (d)	2,027	1,852,345
3.00%, 10/15/30	1,873	1,535,390
2.50%, 03/01/31	2,740	2,143,976
2.63%, 08/01/31	700	550,060
CHS/Community Health Systems, Inc. (b)
5.63%, 03/15/27	548	469,888
6.00%, 01/15/29 (d)	820	685,914
5.25%, 05/15/30	382	288,042
4.75%, 02/15/31	63	45,739
Elevance Health, Inc., 4.55%, 03/01/48 (d)	5,000	4,364,487
Encompass Health Corp.
4.50%, 02/01/28	35	31,794
4.75%, 02/01/30	1,177	1,033,573
4.63%, 04/01/31	250	214,879
HCA, Inc.
5.38%, 09/01/26	359	355,007
5.63%, 09/01/28 (d)	833	828,279
5.25%, 06/15/49 (d)	3,500	2,980,988

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Legacy LifePoint Health LLC (b)
6.75%, 04/15/25	$409	$384,906
4.38%, 02/15/27	413	349,324
Medline Borrower LP (b)
3.88%, 04/01/29	58	46,746
5.25%, 10/01/29 (d)	1,915	1,521,027
Molina Healthcare, Inc. (b)
4.38%, 06/15/28 (d)	659	601,397
3.88%, 11/15/30	491	416,093
3.88%, 05/15/32 (d)	509	422,694
Surgery Center Holdings, Inc. (b)
6.75%, 07/01/25 (d)	188	185,323
10.00%, 04/15/27	524	533,170
Teleflex, Inc.
4.63%, 11/15/27	70	66,716
4.25%, 06/01/28 (b)	637	581,492
Tenet Healthcare Corp.
4.63%, 07/15/24	471	459,346
4.63%, 09/01/24 (b)	882	856,649
4.88%, 01/01/26 (b)	4,122	3,897,939
6.25%, 02/01/27 (b)	171	164,247
5.13%, 11/01/27 (b)(d)	2,324	2,161,878
4.63%, 06/15/28 (b)	37	33,105
6.13%, 06/15/30 (b)(d)	646	615,509
UnitedHealth Group, Inc., 6.88%, 02/15/38 (d)	10,000	11,729,357

		46,690,064

Health Care Services — 0.2%
Elevance Health, Inc., 6.10%, 10/15/52 (d)	1,985	2,116,152

Health Care Technology (b) — 0.4%
AthenaHealth Group, Inc., 6.50%, 02/15/30 (d)	2,157	1,589,563
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27 (d)	733	682,070
3.50%, 04/01/30	390	307,940
Charles River Laboratories International, Inc.
4.25%, 05/01/28	324	298,394
3.75%, 03/15/29	141	124,700
4.00%, 03/15/31	108	93,420
IQVIA, Inc.
5.00%, 10/15/26	554	528,986
5.00%, 05/15/27	592	564,354
Syneos Health, Inc., 3.63%, 01/15/29	405	322,520

		4,511,947

Hotels, Restaurants & Leisure — 3.2%
Boyd Gaming Corp.
4.75%, 12/01/27	393	366,032
4.75%, 06/15/31 (b)(d)	775	674,250
Boyne USA, Inc., 4.75%, 05/15/29 (b)	584	516,866
Burger King (Restaurant Brands Int)/New Red Finance, Inc. (b)
5.75%, 04/15/25	552	547,693
3.88%, 01/15/28	997	891,862
4.38%, 01/15/28 (d)	2,509	2,246,573
4.00%, 10/15/30	232	187,876
Caesars Entertainment, Inc. (b)
6.25%, 07/01/25	3,215	3,123,937
8.13%, 07/01/27 (d)	3,127	3,072,434
4.63%, 10/15/29	1,499	1,219,901
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25 (b)	1,048	1,025,893

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
CDI Escrow Issuer, Inc., 5.75%, 04/01/30 (b)	$1,346	$1,206,594
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (b)	408	403,560
Champion Path Holdings Ltd. (e)
4.50%, 01/27/26	500	430,000
4.85%, 01/27/28	500	416,969
Churchill Downs, Inc. (b)
5.50%, 04/01/27	1,730	1,639,270
4.75%, 01/15/28	442	395,532
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (b)
4.63%, 01/15/29	807	682,912
6.75%, 01/15/30	133	107,278
Fortune Star BVI Ltd. (e)
6.75%, 07/02/23	200	188,000
5.95%, 10/19/25	269	211,468
5.00%, 05/18/26	344	230,910
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 (b)	319	315,748
5.75%, 05/01/28 (b)	514	498,580
3.75%, 05/01/29 (b)	356	307,940
4.88%, 01/15/30 (d)	1,255	1,137,293
4.00%, 05/01/31 (b)	590	493,612
3.63%, 02/15/32 (b)	51	40,841
Las Vegas Sands Corp.
3.50%, 08/18/26	96	86,669
3.90%, 08/08/29	88	74,137
Marriott International, Inc., Series EE, 5.75%, 05/01/25 (d)	1,295	1,306,165
McDonald’s Corp., 4.20%, 04/01/50	480	399,355
Melco Resorts Finance Ltd. (e)
5.25%, 04/26/26	300	263,250
5.75%, 07/21/28	300	247,500
5.38%, 12/04/29	383	298,740
Merlin Entertainments Ltd., 5.75%, 06/15/26 (b)	240	224,697
MGM China Holdings Ltd., 5.88%, 05/15/26 (e)	200	185,225
MGM Resorts International, 6.00%, 03/15/23	1,335	1,330,261
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (b)	487	414,371
Motion Bondco DAC, 6.63%, 11/15/27 (b)	200	171,910
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (b)
5.63%, 09/01/29	242	178,451
5.88%, 09/01/31	242	171,191
Scientific Games International, Inc. (b)
8.63%, 07/01/25	442	450,929
7.00%, 05/15/28	451	430,213
7.25%, 11/15/29	218	209,280
Six Flags Theme Parks, Inc., 7.00%, 07/01/25 (b)	591	595,026
Station Casinos LLC, 4.63%, 12/01/31 (b)	611	490,128
Studio City Finance Ltd. (e)
6.50%, 01/15/28	300	230,119
5.00%, 01/15/29	530	391,537
Sunny Express Enterprises Corp., 2.95%, 03/01/27 (e)	200	184,802
Vail Resorts, Inc., 6.25%, 05/15/25 (b)	341	341,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (b)(d)	602	543,287
Wynn Macau Ltd. (e) 4.88%, 10/01/24	200	187,900

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Wynn Macau Ltd. (e) (continued) 5.50%, 01/15/26	$230	$209,415
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29 (b)(d)	1,288	1,103,983
Yum! Brands, Inc.
4.75%, 01/15/30 (b)	95	87,162
3.63%, 03/15/31	134	112,359
5.38%, 04/01/32	127	117,634

		33,616,520

Household Durables — 0.4%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 02/15/30 (b)	699	544,987
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25 (b)	507	435,067
Lennar Corp., 5.25%, 06/01/26 (d)	890	892,106
Mattamy Group Corp., 4.63%, 03/01/30 (b)(d)	427	346,068
NCR Corp. (b)
5.75%, 09/01/27	512	489,945
5.00%, 10/01/28	241	205,461
5.13%, 04/15/29	159	132,975
6.13%, 09/01/29	175	163,635
PulteGroup, Inc.
5.00%, 01/15/27	55	54,368
7.88%, 06/15/32	56	62,233
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (b)(d)	684	396,344
Tempur Sealy International, Inc. (b)
4.00%, 04/15/29	429	360,429
3.88%, 10/15/31	181	142,089
Toll Brothers Finance Corp., 4.35%, 02/15/28	35	31,800

		4,257,507

Household Products — 0.0%
Central Garden & Pet Co.
5.13%, 02/01/28	80	74,422
4.13%, 10/15/30	270	221,779

		296,201

Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp. (b)
5.25%, 06/01/26	379	361,008
5.13%, 03/15/28 (d)	2,807	2,504,666
5.00%, 02/01/31	3	2,517
Clearway Energy Operating LLC (b)
4.75%, 03/15/28	747	689,440
3.75%, 01/15/32	307	246,774
Greenko Dutch BV, 3.85%, 03/29/26 (e)	770	667,741
India Green Energy Holdings, 5.38%, 04/29/24 (e)	250	240,625
India Green Power Holdings, 4.00%, 02/22/27 (e)	700	596,750
JERA Co., Inc., 3.67%, 04/14/27 (e)	200	183,590
NRG Energy, Inc.
6.63%, 01/15/27	618	612,778
5.75%, 01/15/28	52	48,811
5.25%, 06/15/29 (b)	960	847,430
3.63%, 02/15/31 (b)	514	390,742
ReNew Power Pvt Ltd., 5.88%, 03/05/27 (e)	200	191,100
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28 (e)	550	462,687

Security	Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
TerraForm Power Operating LLC (b)
5.00%, 01/31/28	$231	$207,898
4.75%, 01/15/30	127	110,490

		8,365,047

Industrial Conglomerates — 0.0%
Shanghai Port Group BVI Development 2 Co. Ltd., 1.50%, 07/13/25 (e)	200	181,710

Insurance — 4.1%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (b)	478	390,636
AIA Group Ltd., (5 year CMT + 1.76%), 2.70% (a)(e)(f)	200	171,000
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer (b)
4.25%, 10/15/27	88	78,815
6.75%, 10/15/27 (d)	2,839	2,551,863
5.88%, 11/01/29	127	104,445
Allstate Corp., Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53 (a)(d)	5,000	4,700,000
AmWINS Group, Inc., 4.88%, 06/30/29 (b)	551	467,329
Aon Global Ltd., 4.25%, 12/12/42 (d)	6,500	5,028,802
Farmers Exchange Capital II, (3 mo. LIBOR US + 3.74%), 6.15%, 11/01/53 (a)(b)(d)	4,890	4,673,650
GTCR AP Finance, Inc., 8.00%, 05/15/27 (b)	87	83,336
Guoren Property & Casualty Insurance Co. Ltd., 3.35%, 06/01/26 (e)	200	171,000
Hanwha Life Insurance Co. Ltd., (5 year CMT + 2.00%), 4.70% (a)(e)(f)	200	193,975
HUB International Ltd. (b)
7.00%, 05/01/26	1,900	1,860,081
5.63%, 12/01/29	181	158,082
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30	418	411,669
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40 (b)(d)	12,000	12,258,498
Principal Financial Group, Inc., (3 mo. LIBOR US + 3.04%), 7.65%, 05/15/55 (a)	5,000	4,837,500
Progressive Corp., Series B, (3 mo. LIBOR US + 2.54%), 5.38% (a)(f)	5,000	4,787,500

		42,928,181

Interactive Media & Services — 0.6%
Baidu, Inc., 1.63%, 02/23/27	200	170,038
Cablevision Lightpath LLC (b)
3.88%, 09/15/27	368	303,285
5.63%, 09/15/28	540	401,181
Netflix, Inc.
3.63%, 06/15/25 (b)	210	201,039
5.88%, 11/15/28 (d)	1,698	1,720,974
5.38%, 11/15/29 (b)	2,007	1,946,790
4.88%, 06/15/30 (b)	461	429,928
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/27 (b)	614	540,236
Tencent Holdings Ltd. (e)
1.81%, 01/26/26	200	179,750
3.60%, 01/19/28	200	183,458
Weibo Corp., 3.50%, 07/05/24	200	193,010

		6,269,689

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet & Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd.
3.60%, 11/28/24	$200	$193,184
2.13%, 02/09/31	200	157,752
Tencent Holdings Ltd., 3.58%, 04/11/26 (e)	200	191,516

		542,452

Internet Software & Services — 1.1%
ANGI Group LLC, 3.88%, 08/15/28 (b)	582	431,894
Booking Holdings, Inc., 3.55%, 03/15/28 (d)	3,375	3,145,423
Gen Digital, Inc., 7.13%, 09/30/30 (b)	368	361,560
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (b)
5.25%, 12/01/27	370	350,190
3.50%, 03/01/29	369	308,924
Match Group Holdings II LLC (b)
4.13%, 08/01/30	383	312,669
3.63%, 10/01/31	385	295,243
Uber Technologies, Inc. (b)
7.50%, 05/15/25	1,750	1,748,725
8.00%, 11/01/26	645	647,220
7.50%, 09/15/27 (d)	2,069	2,070,448
6.25%, 01/15/28	581	557,760
4.50%, 08/15/29 (d)	2,040	1,777,360

		12,007,416

IT Services — 0.8%
Booz Allen Hamilton, Inc. (b)
3.88%, 09/01/28	561	497,025
4.00%, 07/01/29	945	831,736
CA Magnum Holdings
5.38%, 10/31/26 (b)	964	872,545
5.38%, 10/31/26 (e)	700	633,591
Camelot Finance SA, 4.50%, 11/01/26 (b)	1,254	1,175,312
Condor Merger Sub, Inc., 7.38%, 02/15/30 (b)	1,273	1,023,531
Dun & Bradstreet Corp., 5.00%, 12/15/29 (b)	272	232,768
Fair Isaac Corp., 4.00%, 06/15/28 (b)	393	356,650
Gartner, Inc. (b)
4.50%, 07/01/28	616	574,315
3.75%, 10/01/30 (d)	697	600,791
Twilio, Inc., 3.88%, 03/15/31	669	530,755
Wipro IT Services LLC, 1.50%, 06/23/26 (e)	200	175,413
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (b)	989	831,138

		8,335,570

Leisure Products — 0.1%
Mattel, Inc.
3.75%, 04/01/29 (b)	152	133,505
6.20%, 10/01/40	513	442,802
5.45%, 11/01/41	753	612,936

		1,189,243

Machinery — 0.5%
Chart Industries, Inc.
7.50%, 01/01/30 (b)	933	937,936
9.50%, 01/01/31	143	146,662
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (b)(g)	166	146,910
Madison IAQ LLC, 5.88%, 06/30/29 (b)(d)	586	401,644
Terex Corp., 5.00%, 05/15/29 (b)	688	618,340

Security	Par (000)	Value

Machinery (continued)
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (b)	$1,550	$1,395,911
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (b)	596	486,642
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (b)	1,747	1,550,532

		5,684,577

Media — 9.0%
Altice Financing SA (b)(d)
5.00%, 01/15/28	863	694,715
5.75%, 08/15/29	1,419	1,116,133
Altice France Holding SA, 10.50%, 05/15/27 (b)	642	489,525
AMC Networks, Inc., 4.25%, 02/15/29	263	163,875
Cable One, Inc.
0.00%, 03/15/26 (i)(j)	136	106,828
4.00%, 11/15/30 (b)(d)	641	503,003
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27 (b)(d)	2,592	2,415,925
5.00%, 02/01/28 (b)	7	6,356
5.38%, 06/01/29 (b)(d)	1,823	1,648,484
6.38%, 09/01/29 (b)(d)	1,199	1,126,748
4.75%, 03/01/30 (b)(d)	846	729,603
4.50%, 08/15/30 (b)(d)	2,925	2,416,503
4.25%, 02/01/31 (b)(d)	1,749	1,402,899
4.75%, 02/01/32 (b)	950	770,165
4.50%, 05/01/32	462	367,752
4.50%, 06/01/33 (b)(d)	326	250,117
4.25%, 01/15/34 (b)	2,197	1,621,485
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35	479	466,922
6.48%, 10/23/45 (d)	9,584	8,642,603
5.38%, 05/01/47 (d)	1,500	1,176,664
6.83%, 10/23/55	3,540	3,265,781
Clear Channel Outdoor Holdings, Inc. (b)
5.13%, 08/15/27	5,636	4,883,594
7.75%, 04/15/28 (d)	1,953	1,425,708
7.50%, 06/01/29	1,931	1,417,875
Comcast Corp. (d)
3.75%, 04/01/40	545	449,475
2.99%, 11/01/63	5,558	3,360,683
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (b)	4,099	3,798,787
Cox Communications, Inc., 8.38%, 03/01/39 (b)(d)	5,000	6,050,203
CSC Holdings LLC
5.25%, 06/01/24 (d)	1,125	1,047,392
5.38%, 02/01/28 (b)	336	270,900
4.13%, 12/01/30 (b)(d)	3,121	2,202,895
3.38%, 02/15/31 (b)	225	146,730
4.50%, 11/15/31 (b)	1,122	778,459
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/27 (b)(d)	897	802,510
Discovery Communications LLC, 4.88%, 04/01/43 (d)	4,000	2,989,180
DISH DBS Corp.
7.75%, 07/01/26 (d)	1,110	895,093
5.25%, 12/01/26 (b)	2,186	1,841,344
5.75%, 12/01/28 (b)	1,651	1,317,704
Frontier Communications Holdings LLC (b)
5.88%, 10/15/27 (d)	546	506,999
5.00%, 05/01/28	805	701,976

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Frontier Communications Holdings LLC (b) (continued)
6.75%, 05/01/29 (d)	$1,212	$1,002,639
6.00%, 01/15/30	395	310,301
8.75%, 05/15/30	472	479,906
GCI LLC, 4.75%, 10/15/28 (b)	160	134,413
Globe Telecom, Inc., (5 year CMT + 5.53%), 4.20% (a)(e)(f)	700	624,225
HKT Capital No. 4 Ltd., 3.00%, 07/14/26 (e)	200	183,850
iHeartCommunications, Inc.
6.38%, 05/01/26	370	340,383
5.25%, 08/15/27 (b)	376	318,503
4.75%, 01/15/28 (b)	184	149,839
Iliad Holding SASU (b)
6.50%, 10/15/26 (d)	1,398	1,296,580
7.00%, 10/15/28	757	684,169
Lamar Media Corp., 4.00%, 02/15/30	307	268,318
LCPR Senior Secured Financing DAC (b)
6.75%, 10/15/27	860	804,100
5.13%, 07/15/29	1,214	1,005,688
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (b)(g)	500	147,379
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (b)	1,340	776,928
Live Nation Entertainment, Inc. (b)
4.88%, 11/01/24	136	131,681
6.50%, 05/15/27 (d)	2,712	2,653,828
4.75%, 10/15/27 (d)	697	620,557
3.75%, 01/15/28	155	132,072
Network i2i Ltd., (5 year CMT + 4.27%), 5.65% (a)(e)(f)	695	659,729
Outfront Media Capital LLC/Outfront Media Capital Corp. (b)
5.00%, 08/15/27 (d)	831	748,105
4.25%, 01/15/29	336	278,789
4.63%, 03/15/30	222	183,666
Paramount Global, 5.85%, 09/01/43 (d)	1,300	1,079,502
Radiate Holdco LLC/Radiate Finance, Inc. (b)
4.50%, 09/15/26	1,228	902,212
6.50%, 09/15/28	2,638	1,105,362
Sinclair Television Group, Inc., 4.13%, 12/01/30 (b)	817	612,494
Sirius XM Radio, Inc. (b)
3.13%, 09/01/26 (d)	1,020	905,699
5.00%, 08/01/27	905	836,547
4.00%, 07/15/28 (d)	619	538,716
5.50%, 07/01/29 (d)	1,008	920,082
3.88%, 09/01/31	390	304,266
Stagwell Global LLC, 5.63%, 08/15/29 (b)	209	172,337
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28 (b)	1,000	900,000
Time Warner Cable LLC, 6.55%, 05/01/37	3,519	3,350,302
Univision Communications, Inc. (b)
6.63%, 06/01/27	113	109,024
7.38%, 06/30/30	344	328,761
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)	934	776,897
Videotron Ltd., 3.63%, 06/15/29 (b)	421	354,693
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (b)	1,452	1,269,204
WMG Acquisition Corp., 3.88%, 07/15/30 (b)	263	226,535

Security	Par (000)	Value

Media (continued)
Ziggo Bond Co. BV, 6.00%, 01/15/27 (b)(d)	$955	$888,551
Ziggo BV, 4.88%, 01/15/30 (b)	605	506,246

		94,292,671

Metals & Mining — 1.9%
ABJA Investment Co. Pte. Ltd. (e)
4.45%, 07/24/23	200	198,000
5.45%, 01/24/28	306	296,055
Arconic Corp. (b)
6.00%, 05/15/25	705	693,083
6.13%, 02/15/28	607	569,527
ATI, Inc.
5.88%, 12/01/27	25	23,907
5.13%, 10/01/31	656	577,673
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (b)	2,418	2,303,691
Carpenter Technology Corp., 7.63%, 03/15/30	108	108,258
Chinalco Capital Holdings Ltd., 2.13%, 06/03/26 (e)	200	180,022
Constellium SE (b)
5.88%, 02/15/26	996	959,417
3.75%, 04/15/29	1,731	1,406,329
JSW Steel Ltd., 3.95%, 04/05/27 (e)	500	427,500
Kaiser Aluminum Corp. (b)
4.63%, 03/01/28	988	862,154
4.50%, 06/01/31	700	562,625
New Gold, Inc., 7.50%, 07/15/27 (b)	1,357	1,190,841
Novelis Corp. (b)
3.25%, 11/15/26	1,282	1,149,326
4.75%, 01/30/30 (d)	2,489	2,206,660
3.88%, 08/15/31	932	760,878
Periama Holdings LLC, 5.95%, 04/19/26 (e)	200	186,038
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (b)	249	215,310
Southern Copper Corp., 5.88%, 04/23/45 (d)	3,870	3,951,754
Steel Dynamics, Inc., 3.25%, 10/15/50 (d)	1,145	742,336
Vedanta Resources Finance II PLC (e)
13.88%, 01/21/24	400	346,825
8.95%, 03/11/25	200	135,250

		20,053,459

Multiline Retail — 0.1%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (b)	570	534,243

Multi-Utilities — 0.0%
TransAlta Corp., 7.75%, 11/15/29	165	168,511

Offshore Drilling & Other Services — 0.1%
Entegris, Inc. (b)
4.38%, 04/15/28	176	155,625
3.63%, 05/01/29	305	248,347
Lam Research Corp., 4.88%, 03/15/49 (d)	875	828,400

		1,232,372

Oil, Gas & Consumable Fuels — 13.9%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (b)	855	848,114
Antero Midstream Partners LP/Antero Midstream Finance Corp. (b)
5.75%, 03/01/27	749	708,073
5.75%, 01/15/28	127	117,806
5.38%, 06/15/29	425	388,552

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Apache Corp.
4.25%, 01/15/30	$469	$415,021
5.10%, 09/01/40	11	9,116
5.35%, 07/01/49	198	159,963
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b)
9.00%, 11/01/27	964	1,185,720
5.88%, 06/30/29	26	23,182
Buckeye Partners LP
4.13%, 03/01/25 (b)	594	565,728
5.85%, 11/15/43	383	285,365
5.60%, 10/15/44	191	139,469
Callon Petroleum Co.
6.38%, 07/01/26	178	165,904
8.00%, 08/01/28 (b)(d)	1,141	1,087,697
7.50%, 06/15/30 (b)	1,075	983,625
Cenovus Energy, Inc., 5.40%, 06/15/47	77	68,872
Cheniere Energy Partners LP
4.50%, 10/01/29	1,571	1,412,677
4.00%, 03/01/31	974	829,225
3.25%, 01/31/32	1,218	967,953
Cheniere Energy, Inc., 4.63%, 10/15/28	113	102,137
Chesapeake Energy Corp. (b)
5.88%, 02/01/29	80	75,799
6.75%, 04/15/29	928	903,501
CNOOC Finance 2014 ULC, Series 2014, 4.88%, 04/30/44	250	216,687
CNOOC Finance 2015 USA LLC, Series 2015, 3.50%, 05/05/25	250	240,203
CNOOC Petroleum North America ULC, 6.40%, 05/15/37	2,000	2,037,250
CNX Resources Corp. (b)
6.00%, 01/15/29	78	71,771
7.38%, 01/15/31	327	313,426
Colgate Energy Partners III LLC (b)
7.75%, 02/15/26	490	475,319
5.88%, 07/01/29	452	388,205
Comstock Resources, Inc. (b)(d)
6.75%, 03/01/29	792	714,780
5.88%, 01/15/30	1,107	951,688
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (b)	2,218	1,937,445
Crescent Energy Finance LLC, 7.25%, 05/01/26 (b)	1,096	1,032,805
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (b)
5.63%, 05/01/27	189	175,770
6.00%, 02/01/29	245	224,790
8.00%, 04/01/29	286	284,594
CrownRock LP/CrownRock Finance, Inc. (b)
5.63%, 10/15/25	1,399	1,350,035
5.00%, 05/01/29	56	50,317
DCP Midstream Operating LP (b)
6.45%, 11/03/36	177	173,446
6.75%, 09/15/37	1,218	1,227,730
Devon Energy Corp.
8.25%, 08/01/23 (d)	811	822,042
5.25%, 09/15/24	100	100,088
5.25%, 10/15/27	130	128,639
5.88%, 06/15/28	204	206,321
4.50%, 01/15/30	117	108,926

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc. (d)
3.50%, 12/01/29	$692	$607,106
6.25%, 03/15/33	2,880	2,923,102
DT Midstream, Inc. (b)
4.13%, 06/15/29 (d)	766	658,078
4.38%, 06/15/31	876	734,876
Dycom Industries, Inc., 4.50%, 04/15/29 (b)	26	22,630
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (b)(d)	571	546,247
eG Global Finance PLC (b)
6.75%, 02/07/25	503	439,134
8.50%, 10/30/25	787	733,188
Enbridge, Inc. (a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78	5,000	4,548,894
Series 16-A, (3 mo. LIBOR US + 3.89%), 6.00%, 01/15/77	5,880	5,399,247
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28 (b)	518	495,995
Energy Transfer LP
5.50%, 06/01/27	406	403,117
6.13%, 12/15/45 (d)	3,579	3,311,438
Series B, (3 mo. LIBOR US + 4.16%), 6.63% (a)(f)	5,000	3,712,500
Series H, (5 year CMT + 5.69%), 6.50% (a)(d)(f)	185	159,100
EnLink Midstream LLC
5.63%, 01/15/28 (b)	594	565,784
5.38%, 06/01/29	628	581,075
6.50%, 09/01/30 (b)	374	370,148
EnLink Midstream Partners LP
4.15%, 06/01/25	20	18,901
4.85%, 07/15/26	64	60,162
5.60%, 04/01/44	626	516,304
5.05%, 04/01/45	68	51,532
5.45%, 06/01/47	215	172,699
Enterprise Products Operating LLC 4.90%, 05/15/46 (d)	5,375	4,673,806
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77 (a)	4,800	3,860,777
EQM Midstream Partners LP
6.00%, 07/01/25 (b)	50	48,250
4.13%, 12/01/26	226	201,014
7.50%, 06/01/30 (b)	141	135,856
4.75%, 01/15/31 (b)(d)	802	655,635
Exxon Mobil Corp., 3.45%, 04/15/51 (d)	3,890	2,928,518
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25	99	94,615
7.75%, 02/01/28	340	312,963
Gulfport Energy Corp., 8.00%, 05/17/26 (b)	53	51,188
Harbour Energy PLC, 5.50%, 10/15/26 (b)	200	179,224
Harvest Midstream I LP, 7.50%, 09/01/28 (b)	115	109,761
Hess Corp., 5.80%, 04/01/47 (d)	5,000	4,773,317
Hess Midstream Operations LP, 4.25%, 02/15/30 (b)	497	424,896
Hilcorp Energy I LP/Hilcorp Finance Co. (b)
6.25%, 11/01/28	238	215,390
5.75%, 02/01/29	318	283,041
6.00%, 04/15/30	29	25,789
6.00%, 02/01/31	51	43,990
6.25%, 04/15/32	12	10,355
ITT Holdings LLC, 6.50%, 08/01/29 (b)	711	598,762
Kinder Morgan, Inc.
7.80%, 08/01/31	197	219,682
7.75%, 01/15/32 (d)	4,586	5,156,034

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Kinetik Holdings LP, 5.88%, 06/15/30 (b)(d)	$928	$870,263
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (b)	58	55,680
Marathon Petroleum Corp., 5.13%, 12/15/26 (d)	937	931,181
Matador Resources Co., 5.88%, 09/15/26	371	356,701
Medco Bell Pte. Ltd., 6.38%, 01/30/27 (e)	300	269,250
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/28 (e)	400	353,825
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26 (e)	200	189,750
MPLX LP (d)
5.20%, 03/01/47	3,500	2,970,579
4.70%, 04/15/48	5,000	3,945,659
5.50%, 02/15/49	2,640	2,320,273
Murphy Oil Corp.
5.75%, 08/15/25	2	1,965
5.88%, 12/01/27	46	44,265
6.13%, 12/01/42	47	36,660
Murphy Oil USA, Inc., 4.75%, 09/15/29	323	295,555
Nabors Industries Ltd. (b)
7.25%, 01/15/26	260	245,024
7.50%, 01/15/28	646	591,023
Nabors Industries, Inc.
5.75%, 02/01/25	700	667,527
7.38%, 05/15/27 (b)(d)	620	600,591
New Fortress Energy, Inc. (b)
6.75%, 09/15/25	1,446	1,367,627
6.50%, 09/30/26	1,605	1,490,563
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (b)(d)	364	324,102
NGPL PipeCo LLC, 7.77%, 12/15/37 (b)(d)	1,117	1,162,257
Northern Oil & Gas, Inc., 8.13%, 03/01/28 (b)	1,473	1,414,366
NuStar Logistics LP
6.00%, 06/01/26	373	359,164
6.38%, 10/01/30	45	41,610
Occidental Petroleum Corp.
6.95%, 07/01/24	43	43,818
5.88%, 09/01/25	195	194,294
8.88%, 07/15/30	159	179,512
6.63%, 09/01/30	1,748	1,806,348
7.50%, 05/01/31	14	14,959
6.45%, 09/15/36	273	278,460
6.20%, 03/15/40	1,380	1,350,462
6.60%, 03/15/46	66	67,913
PDC Energy, Inc., 5.75%, 05/15/26	759	724,519
Permian Resources Operating LLC, 6.88%, 04/01/27 (b)	168	158,296
Pertamina Persero PT (e)
1.40%, 02/09/26	250	221,277
2.30%, 02/09/31	200	161,022
Petroleos Mexicanos
3.50%, 01/30/23	5,000	4,970,000
4.63%, 09/21/23	3,965	3,886,295
6.70%, 02/16/32	695	544,706
Petronas Capital Ltd. (e)
2.48%, 01/28/32	200	165,230
4.50%, 03/18/45	200	177,260
Plains All American Pipeline LP, Series B, (3 mo. LIBOR US + 4.11%), 8.72% (a)(f)	2,215	1,904,900
Precision Drilling Corp., 6.88%, 01/15/29 (b)	18	16,758
Range Resources Corp.
4.88%, 05/15/25	30	28,497
4.75%, 02/15/30 (b)	26	22,909

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Reliance Industries Ltd., 3.67%, 11/30/27 (e)	$300	$276,619
Rockcliff Energy II LLC, 5.50%, 10/15/29 (b)	667	610,272
Rockies Express Pipeline LLC, 6.88%, 04/15/40 (b)	580	486,960
Sabine Pass Liquefaction LLC (d)
5.75%, 05/15/24	2,575	2,575,622
5.88%, 06/30/26	1,481	1,498,538
Sinopec Group Overseas Development 2017 Ltd., 3.63%, 04/12/27 (e)	200	191,416
Sinopec Group Overseas Development 2018 Ltd., 2.30%, 01/08/31 (d)	500	416,875
SM Energy Co.
5.63%, 06/01/25	44	42,240
6.75%, 09/15/26 (d)	327	317,468
6.63%, 01/15/27	75	72,242
6.50%, 07/15/28	100	95,877
Southwestern Energy Co.
5.70%, 01/23/25	29	28,492
5.38%, 02/01/29	392	363,408
4.75%, 02/01/32	322	275,178
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27	141	138,843
5.88%, 03/15/28	317	300,212
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)
6.00%, 03/01/27	150	140,043
5.50%, 01/15/28	52	46,116
6.00%, 12/31/30	102	88,202
6.00%, 09/01/31	239	205,488
Tap Rock Resources LLC, 7.00%, 10/01/26 (b)	1,368	1,272,377
TransCanada PipeLines Ltd., 4.88%, 05/15/48	4,000	3,492,919
Transcanada Trust, (3 mo. LIBOR US + 3.53%), 5.63%, 05/20/75 (a)	2,755	2,603,475
Transocean, Inc., 11.50%, 01/30/27 (b)	294	294,735
Venture Global Calcasieu Pass LLC (b)
3.88%, 08/15/29	1,693	1,481,375
4.13%, 08/15/31	1,610	1,371,712
3.88%, 11/01/33	2,652	2,166,419
Vermilion Energy, Inc., 6.88%, 05/01/30 (b)	270	246,397
Western Midstream Operating LP
5.45%, 04/01/44	12	9,969
5.30%, 03/01/48	945	777,004
5.50%, 08/15/48	117	97,107
5.50%, 02/01/50	1,445	1,190,391
Williams Cos., Inc. (d)
4.55%, 06/24/24	527	521,233
8.75%, 03/15/32	2,478	2,918,018
5.10%, 09/15/45	5,075	4,437,449
Woodside Finance Ltd., 3.70%, 09/15/26 (e)	200	186,988

		145,770,470

Pharmaceuticals — 3.7%
AbbVie, Inc. (d)
4.75%, 03/15/45	5,485	4,925,777
4.70%, 05/14/45	3,255	2,891,095
CVS Health Corp. (d)
5.13%, 07/20/45	3,879	3,535,339
5.05%, 03/25/48	8,205	7,364,356
Elanco Animal Health, Inc., 6.40%, 08/28/28	158	150,339
Jazz Securities DAC, 4.38%, 01/15/29 (b)	853	760,151
Merck & Co., Inc., 6.50%, 12/01/33 (d)	6,420	7,219,642

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Option Care Health, Inc., 4.38%, 10/31/29 (b)	$461	$403,241
Organon & Co./Organon Foreign Debt Co.-Issuer BV (b)
4.13%, 04/30/28	1,633	1,445,858
5.13%, 04/30/31 (d)	1,599	1,384,543
PRA Health Sciences, Inc., 2.88%, 07/15/26 (b)	1,021	924,059
Prestige Brands, Inc., 3.75%, 04/01/31 (b)	318	262,245
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30 (d)	8,270	6,750,382
Teva Pharmaceutical Finance Netherlands III BV
7.13%, 01/31/25	200	197,288
4.75%, 05/09/27	200	180,225

		38,394,540

Real Estate — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.50%, 01/15/28 (b)	430	394,580

Real Estate Management & Development — 1.3%
Agile Group Holdings Ltd. (e)
5.75%, 01/02/25	200	104,966
6.05%, 10/13/25	200	89,100
AYC Finance Ltd., 3.90% (e)(f)	300	192,431
China Aoyuan Group Ltd. (e)(k)(l)
7.95%, 02/19/23	230	17,825
6.20%, 03/24/26	420	32,550
China Evergrande Group (e)(k)(l)
10.00%, 04/11/23	300	20,213
7.50%, 06/28/23	300	20,250
9.50%, 03/29/24	300	20,400
10.50%, 04/11/24	350	24,238
China Overseas Finance Cayman VII Ltd., 4.75%, 04/26/28 (e)	200	182,287
China Resources Land Ltd., 3.75%, 08/26/24 (e)	200	192,225
China SCE Group Holdings Ltd., 7.38%, 04/09/24 (e)	200	98,000
CIFI Holdings Group Co. Ltd. (e)(k)(l)
6.55%, 03/28/24	450	126,000
6.45%, 11/07/24	250	62,703
Easy Tactic Ltd., (6.50% Cash or 7.50% PIK), 7.50%, 07/11/25 (g)	208	46,599
Fantasia Holdings Group Co. Ltd., 7.95%, 07/05/22 (k)(l)	1,050	85,145
Global Prime Capital Pte. Ltd., 5.95%, 01/23/25 (e)	200	189,350
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (b)	360	351,811
Howard Hughes Corp. (b)
5.38%, 08/01/28	443	399,023
4.13%, 02/01/29	176	147,400
4.38%, 02/01/31	46	37,217
Kaisa Group Holdings Ltd. (e)(k)(l)
11.50%, 01/30/23	200	26,000
9.75%, 09/28/23	200	26,000
11.95%, 11/12/23	249	32,370
KWG Group Holdings Ltd., 5.88%, 11/10/24 (e)	400	171,000
Modern Land China Co. Ltd., 11.50%, 11/13/22 (k)(l)	1,130	60,072
New Metro Global Ltd., 4.50%, 05/02/26 (e)	349	232,521
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29 (b)(d)	4,485	3,924,380
Pakuwon Jati Tbk PT, 4.88%, 04/29/28 (e)	500	439,937
Powerlong Real Estate Holdings Ltd. (e)
6.25%, 08/10/24	200	60,475
5.95%, 04/30/25	200	56,663
Realogy Group LLC/Realogy Co.-Issuer Corp. (b)
5.75%, 01/15/29	362	273,813
5.25%, 04/15/30	263	191,861
Redsun Properties Group Ltd., 10.50%, 10/03/22 (k)(l)	200	19,500

Security	Par (000)	Value

Real Estate Management & Development (continued)
RKPF Overseas Ltd. (e)
Series 2019-A, 5.90%, 03/05/25	$200	$161,100
Series 2020-A, 5.20%, 01/12/26	306	215,730
Ronshine China Holdings Ltd., 7.10%, 01/25/25 (e)(k)(l)	200	10,000
Shimao Group Holdings Ltd., 3.45%, 01/11/31 (e)(k)(l)	200	32,000
Shui On Development Holding Ltd. (e)
5.75%, 11/12/23	225	211,500
5.50%, 03/03/25	230	194,350
Sinochem Offshore Capital Co. Ltd., 1.50%, 09/23/26 (e)	200	172,832
Starwood Property Trust, Inc., 4.38%, 01/15/27 (b)	150	131,261
Sunac China Holdings Ltd., 7.00%, 07/09/25 (e)(k)(l)	782	160,310
Theta Capital Pte. Ltd., 8.13%, 01/22/25 (e)	200	150,787
Times China Holdings Ltd. (e)
6.75%, 07/08/25	570	93,623
5.75%, 01/14/27	326	52,425
Vanke Real Estate Hong Kong Co. Ltd., 4.15%, 04/18/23 (e)	200	197,662
VICI Properties LP, 5.13%, 05/15/32	3,155	2,921,372
Wanda Properties International Co. Ltd., 7.25%, 01/29/24 (e)	285	251,388
Wharf REIC Finance BVI Ltd., 2.88%, 05/07/30 (e)	200	168,350
Yango Justice International Ltd. (e)(k)(l)
8.25%, 11/25/23	200	3,000
7.50%, 04/15/24	200	3,000
Yanlord Land HK Co. Ltd. (e)
6.80%, 02/27/24	200	192,000
5.13%, 05/20/26	200	164,250
Yuzhou Group Holdings Co. Ltd. (e)(k)(l)
7.70%, 02/20/25	200	17,500
7.38%, 01/13/26	1,300	113,750
Zhenro Properties Group Ltd., 7.35%, 02/05/25 (e)(k)(l)	233	5,825

		13,578,340

Road & Rail — 1.9%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.35%), 6.61%, 12/15/55 (a)(d)	6,125	5,765,463
CMHI Finance BVI Co. Ltd., (5 year CMT + 6.62%), 3.88% (a)(e)(f)	200	186,000
CSX Corp., 3.80%, 04/15/50 (d)	770	597,130
Misc Capital Two Labuan Ltd., 3.75%, 04/06/27 (e)	200	182,225
Norfolk Southern Corp., 6.00%, 03/15/2105	12,700	12,247,190
Seaspan Corp., 5.50%, 08/01/29 (b)	683	517,577

		19,495,585

Semiconductors & Semiconductor Equipment — 2.4%
Broadcom, Inc., 5.00%, 04/15/30 (d)	10,970	10,414,870
NVIDIA Corp.
3.50%, 04/01/50	2,785	2,102,000
3.70%, 04/01/60 (d)	1,760	1,297,995
NXP BV/NXP Funding LLC/NXP USA, Inc.
4.40%, 06/01/27	750	717,094
3.40%, 05/01/30 (d)	1,755	1,508,532
QUALCOMM, Inc. (d)
4.30%, 05/20/47	3,500	3,009,535
6.00%, 05/20/53	1,993	2,116,707
Sensata Technologies BV (b)
5.63%, 11/01/24	695	688,314
5.00%, 10/01/25	572	558,621
4.00%, 04/15/29	207	178,538
5.88%, 09/01/30	383	362,979
Sensata Technologies, Inc., 4.38%, 02/15/30 (b)	2,288	1,991,714

98	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
SK Hynix, Inc., 1.50%, 01/19/26 (e)	$200	$172,163
Synaptics, Inc., 4.00%, 06/15/29 (b)	57	48,025
TSMC Global Ltd., 2.25%, 04/23/31 (e)	250	201,852

		25,368,939

Software — 1.8%
Black Knight InfoServ LLC, 3.63%, 09/01/28 (b)	859	745,182
Boxer Parent Co., Inc. (b)
7.13%, 10/02/25	764	742,999
9.13%, 03/01/26	336	316,987
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29 (b)	946	925,303
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29 (b)	3,790	3,192,246
Elastic NV, 4.13%, 07/15/29 (b)	718	579,929
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28 (b)	205	155,795
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (b)	273	226,781
MicroStrategy, Inc., 6.13%, 06/15/28 (b)(d)	180	128,709
MSCI, Inc. (b)
3.63%, 09/01/30	131	108,894
3.88%, 02/15/31	707	587,817
3.63%, 11/01/31	264	218,323
3.25%, 08/15/33	397	306,587
Oracle Corp.
6.15%, 11/09/29	2,385	2,475,549
3.95%, 03/25/51 (d)	4,425	3,152,544
PTC, Inc. (b)
3.63%, 02/15/25	166	158,103
4.00%, 02/15/28	867	780,329
SS&C Technologies, Inc., 5.50%, 09/30/27 (b)	3,889	3,641,644
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (b)	955	657,726

		19,101,447

Specialty Retail (b) — 0.2%
PetSmart, Inc./PetSmart Finance Corp.
4.75%, 02/15/28	481	435,549
7.75%, 02/15/29 (d)	1,317	1,236,916
Staples, Inc., 7.50%, 04/15/26	617	531,040

		2,203,505

Technology Hardware, Storage & Peripherals — 0.6%
Coherent Corp., 5.00%, 12/15/29 (b)	1,027	885,716
Dell International LLC/EMC Corp. (d)
5.85%, 07/15/25	2,395	2,420,459
8.35%, 07/15/46	2,355	2,682,962

		5,989,137

Textiles, Apparel & Luxury Goods (b) — 0.1%
Crocs, Inc., 4.13%, 08/15/31	244	198,848
Levi Strauss & Co., 3.50%, 03/01/31	498	395,257
William Carter Co., 5.63%, 03/15/27	365	350,115

		944,220

Thrifts & Mortgage Finance — 0.2%
Home Point Capital, Inc., 5.00%, 02/01/26 (b)	411	284,202
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25 (b)	268	251,797
MGIC Investment Corp., 5.25%, 08/15/28	337	310,743
Nationstar Mortgage Holdings, Inc. (b) 6.00%, 01/15/27	524	468,980

Security	Par (000)	Value

Thrifts & Mortgage Finance (continued)
Nationstar Mortgage Holdings, Inc. (b) (continued)
5.13%, 12/15/30	$163	$125,891
5.75%, 11/15/31	221	171,828
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 2.88%, 10/15/26 (b)(d)	557	477,439

		2,090,880

Tobacco — 2.4%
Altria Group, Inc., 10.20%, 02/06/39 (d)	13,392	17,000,863
BAT Capital Corp., 4.54%, 08/15/47 (d)	3,000	2,119,723
BAT International Finance PLC, 1.67%, 03/25/26 (d)	4,350	3,854,337
Reynolds American, Inc., 5.85%, 08/15/45	2,335	1,988,946

		24,963,869

Transportation — 0.0%
XPO Escrow Sub LLC, 7.50%, 11/15/27	161	162,919

Transportation Infrastructure — 0.6%
FedEx Corp., 5.25%, 05/15/50 (d)	6,000	5,462,950
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/24 (e)	200	196,287
SF Holding Investment 2021 Ltd., 2.38%, 11/17/26 (e)	200	179,474
Signature Aviation U.S. Holdings, Inc., 4.00%, 03/01/28 (b)	541	512,565
Yunda Holding Investment Ltd., 2.25%, 08/19/25 (e)	200	176,152

		6,527,428

Utilities — 0.3%
Abu Dhabi National Energy Co. PJSC, 4.38%, 04/23/25 (e)	200	198,100
China Huaneng Group Hong Kong Treasury Management Holding Ltd., 1.60%, 01/20/26 (e)	200	182,094
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28 (b)	286	263,054
Korea Western Power Co. Ltd., 4.13%, 06/28/25 (e)	200	193,576
Minejesa Capital BV, 4.63%, 08/10/30 (e)	200	174,022
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (e)	605	502,074
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28 (b)	668	598,952
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38 (e)	200	165,788
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26 (e)	200	190,358
Vistra Operations Co. LLC (b)
5.50%, 09/01/26	23	22,159
5.63%, 02/15/27 (d)	812	770,314
5.00%, 07/31/27	23	21,346
4.38%, 05/01/29	268	230,913

		3,512,750

Wireless Telecommunication Services — 1.4%
Altice France SA/France (b)
8.13%, 02/01/27 (d)	528	480,945
5.50%, 01/15/28	560	438,547
5.13%, 01/15/29	338	254,146
5.13%, 07/15/29	796	596,796
5.50%, 10/15/29	519	395,753
American Tower Corp., 3.60%, 01/15/28 (d)	4,000	3,676,318
Crown Castle, Inc., 4.15%, 07/01/50 (d)	820	635,548
Digicel International Finance Ltd./Digicel international
Holdings Ltd., 8.75%, 05/25/24 (b)	635	544,036
SBA Communications Corp.
3.13%, 02/01/29	481	399,947
3.88%, 02/15/27 (d)	2,441	2,205,477

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Sprint LLC, 7.63%, 03/01/26	$1,096	$1,153,327
T-Mobile USA, Inc.
4.75%, 02/01/28 (d)	1,013	984,928
2.63%, 02/15/29	438	370,781
3.38%, 04/15/29 (d)	676	595,400
2.88%, 02/15/31	235	194,187
3.50%, 04/15/31 (d)	990	855,161
Vmed O2 U.K. Financing I PLC, 4.75%, 07/15/31 (b)	1,234	1,002,440

		14,783,737

Total Corporate Bonds — 110.8% (Cost: $1,274,487,171)		1,158,917,643

Floating Rate Loan Interests (a)

Aerospace & Defense — 0.2%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.98%, 05/25/28	327	274,024
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.98%, 05/25/28	43	36,296
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, (6 mo. LIBOR + 3.75%, 0.50% Floor), 7.06%, 08/03/29	100	96,758
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (1 mo. LIBOR + 3.50%), 7.92%, 04/06/26	69	66,047
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 7.92%, 04/06/26	129	122,859
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 12.09%, 02/01/29	113	107,105
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/01/28	606	590,180
TransDigm, Inc., 2020 Term Loan F, (3 mo. LIBOR + 2.25%), 6.98%, 12/09/25	262	258,776

		1,552,045

Air Freight & Logistics — 0.0%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.49%, 04/06/28	99	90,583
Kestrel Bidco, Inc., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.35%, 12/11/26	30	26,910
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 12/15/28	132	109,879

		227,372

Airlines — 0.2%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.99%, 04/20/28	436	433,457
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 8.13%, 08/11/28	372	367,013
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 6.14%, 01/29/27	305	288,786

Security	Par (000)	Value

Airlines (continued)
American Airlines, Inc. (continued)
2018 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 06/27/25	$162	$155,123
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 10.00%, 06/21/27	480	492,587
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.11%, 04/21/28	443	437,082

		2,174,048

Auto Components — 0.1%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/30/26	602	588,708
USI, Inc., 2022 Incremental Term Loan, (3 mo. SOFR CME + 3.75%, 0.50% Floor), 8.33%, 11/22/29	372	372,122
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 02/05/26	339	320,832

		1,281,662

Banks — 0.0%
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 9.38%, 08/02/27	355	344,498
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 0.50% Floor), 9.38%, 10/29/28	147	139,091

		483,589

Beverages — 0.1%
Naked Juice LLC
2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 10.68%, 01/24/30	213	167,539
Term Loan, (3 mo. SOFRTE + 3.25%, 0.50% Floor), 7.93%, 01/24/29	473	422,101

		589,640

Building Products — 0.1%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/23/27	198	172,792
CPG International LLC, 2022 Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.92%, 04/28/29	89	86,114
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 07/28/28	99	92,119
New AMI I LLC, 2022 Term Loan B, (1 mo. SOFRTE + 6.00%, 0.50% Floor), 10.32%, 03/08/29	97	83,040
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.25%, 0.50% Floor), 6.43%, 09/22/28	74	72,853
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 7.98%, 12/31/26	341	324,071

		830,989

Capital Markets — 0.2%
Ascensus Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.25%, 08/02/28	453	432,081
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. SOFR CME + 3.75%, 1.00% Floor), 8.07%, 04/09/27	757	706,032
2021 USD 2nd Lien Term Loan, 04/07/28 (m)	190	179,615

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 7.75%, 11/12/27	$149	$141,998
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 06/30/28	184	180,187

		1,639,913

Chemicals — 0.2%
Arc Falcon I, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 09/30/28	188	164,880
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (6 mo. SOFR CME + 4.75%, 0.75% Floor), 8.83%, 08/27/26	258	242,617
Axalta Coating Systems U.S. Holdings, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 3.00%, 0.50% Floor), 7.51%, 12/20/29	143	143,000
Discovery Purchaser Corp., Term Loan, (3 mo. SOFR CME + 4.375%, 0.50% Floor), 7.97%, 10/04/29	142	129,113
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 6.32%, 01/31/26	111	110,375
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 07/03/28	18	16,284
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 7.23%, 03/02/26	167	165,381
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 7.64%, 05/15/24	198	197,084
OQ Chemicals Corp., 2017 USD Term Loan B2, (3 mo. LIBOR + 3.25%), 7.00%, 10/14/24	224	211,066
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 6.91%, 06/09/28	186	182,932
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.41%, 03/16/27	75	72,793
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.39%, 08/02/28	220	213,180

		1,848,705

Commercial Services & Supplies — 0.2%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.17%, 05/12/28	298	282,526
Amentum Government Services Holdings LLC, 2022 Term Loan, (3 mo. SOFR CME + 4.00%), 8.64%, 02/15/29	54	52,236
Aramark Services, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 6.88%, 04/06/28	113	111,192
Asurion LLC
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 7.63%, 12/23/26	365	324,208
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 9.63%, 01/31/28	255	197,837
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 10/08/28	147	146,609
Covanta Holding Corp.
2021 Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 11/30/28	83	82,403
2021 Term Loan C, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 11/30/28	6	6,219
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 7.41%, 05/30/25	111	110,838

Security	Par (000)	Value

Commercial Services & Supplies (continued)
Packers Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.54%, 03/09/28	$173	$150,395
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 6.50%, 09/23/26	148	147,018
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 8.38%, 08/27/25	333	329,831
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%, 0.50% Floor), 9.38%, 07/30/28	148	139,586

		2,080,898

Communications Equipment — 0.0%
ViaSat, Inc., Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.94%, 03/02/29	196	190,035

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 8.49%, 06/21/24	323	288,128
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 7.39%, 01/21/28	75	73,863
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 06/02/28	450	429,153
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 05/12/28	148	141,470

		932,614

Construction Materials — 0.1%
Core & Main LP, 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 7.06%, 07/27/28	560	551,812
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/29/25	298	295,006
Oscar AcquisitionCo. LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 04/29/29	123	115,868
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 7.57%, 06/01/26	12	11,376

		974,062

Containers & Packaging — 0.1%
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 12/01/27	406	393,070
Mauser Packaging Solutions Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.37%, 04/03/24	284	277,212
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. SOFR CME + 3.75%), 8.19%, 07/31/26	185	179,585
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.94%, 08/18/27	260	208,275

		1,058,142

Distributors — 0.0%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 6.38%, 01/15/27	123	121,306
Dealer Tire Financial LLC, Term Loan B2, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.82%, 12/14/27	223	220,040
TMK Hawk Parent Corp., 2020 Super Priority Second Out Term Loan B, 08/28/24 (m)	121	61,758

		403,104

Diversified Consumer Services — 0.1%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 12/10/29	100	85,375

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Consumer Services (continued)
Ascend Learning LLC (continued)
2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 12/11/28	$148	$139,979
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.69%, 11/24/28	190	185,625
OLA Netherlands BV, Term Loan, (1 mo. SOFRTE + 6.25%, 0.75% Floor), 10.57%, 12/15/26	124	117,776
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.16%, 10/28/27	142	124,329
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%, 0.50% Floor), 8.58%, 01/15/27	370	360,286

		1,013,370

Diversified Financial Services — 0.3%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 4.00%, 0.50% Floor), 8.73%, 02/16/28	50	49,063
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 8.88%, 07/31/26	370	361,433
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 02/04/28	186	184,312
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.52%, 10/22/26	188	186,201
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 6.88%, 09/01/28	167	161,526
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 11.65%, 12/01/28	45	35,044
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.15%, 12/01/27	156	143,563
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 10/01/27	368	344,682
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 07/03/24 (c)	189	188,156
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 09/21/29	15	14,421
2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 09/23/28	40	39,000
LBM Acquisition LLC, Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 7.12%, 12/17/27	97	83,773
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 09/25/26	319	257,637
RVR Dealership Holdings LLC, Term Loan B, (1 mo. SOFRTE + 3.75%, 0.75% Floor), 8.17%, 02/08/28	74	68,186
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 6.73%, 11/05/28	150	149,025
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 6.91%, 01/23/25	152	148,110
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 8.73%, 07/30/25	77	74,813

Security	Par (000)	Value

Diversified Financial Services (continued)
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 9.73%, 09/01/25	$476	$333,916
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 02/28/27	378	366,688
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 8.07%, 10/19/27	194	187,169
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 6.82%, 04/30/28	126	122,653

		3,499,371

Diversified Telecommunication Services — 0.1%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 11/30/27	62	59,238
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.50%, 05/01/28	185	176,191
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.92%, 11/04/26	208	205,711
Level 3 Financing, Inc., 2019 Term Loan B, 03/01/27 (m)	115	109,969

		551,109

Electric Utilities — 0.1%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 7.24%, 12/15/27	247	244,574
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 03/31/28	405	374,573

		619,147

Electrical Equipment — 0.1%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 9.48%, 06/23/28	221	210,296
AZZ, Inc., Term Loan B, (1 mo. SOFR CME + 4.25%, 0.50% Floor), 8.67%, 05/13/29	28	27,790
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.88%, 03/31/27	302	294,873

		532,959

Electronic Equipment, Instruments & Components — 0.0%
Coherent Corp., 2022 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 07/02/29	122	120,894

Entertainment — 0.0%
Delta 2 Lux SARL, Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 7.57%, 01/15/30	151	150,811

Environmental, Maintenance & Security Service — 0.0%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 09/07/27	299	297,926
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 11/02/27	151	133,768

		431,694

Equity Real Estate Investment Trusts (REITs) — 0.0%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 6.39%, 05/11/24	147	146,205

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food & Staples Retailing — 0.0%
Nomad Foods U.S. LLC, 2022 Term Loan B, 11/12/29 (m)	$75	$74,687
U.S. Foods, Inc.
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 09/13/26	45	44,825
2021 Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 11/22/28	220	218,323

		337,835

Food Products — 0.2%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/01/25	163	135,013
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 6.88%, 10/10/26	112	105,460
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.88%, 10/25/27	591	578,149
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 6.63%, 01/29/27	566	550,073
Hostess Brands LLC, 2019 Term Loan, (1 mo. LIBOR + 2.25%, 0.75% Floor), 6.66%, 08/03/25	204	202,854
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 7.91%, 06/08/28	261	253,617
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.44%, 01/20/28	261	257,829

		2,082,995

Gas Utilities — 0.0%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 12/21/28	443	420,409

Health Care Equipment & Supplies — 0.1%
Electron BidCo, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 11/01/28	299	290,452
Insulet Corp., Term Loan B, (3 mo. SOFR CME + 3.25%), 7.69%, 05/04/28	111	109,142
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 10/23/28	762	723,626

		1,123,220

Health Care Providers & Services — 0.1%
CHG Healthcare Services, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 09/29/28	185	180,806
Envision Healthcare Corp.
2022 First Out Term Loan, (3 mo. SOFR CME + 7.875%, 1.00% Floor), 12.61%, 03/31/27	37	32,412
2022 Second Out Term Loan, (3 mo. SOFR CME + 4.25%, 1.00% Floor), 8.83%, 03/31/27	160	54,506
EyeCare Partners LLC, 2020 Term Loan, (3 mo. LIBOR + 3.75%), 8.48%, 02/18/27	199	158,513
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 9.23%, 03/05/26	157	134,148
Orbcomm, Inc., Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 8.81%, 09/01/28	148	126,470
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.16%, 12/11/26	197	181,137
Surgery Center Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.05%, 08/31/26	68	66,672

Security	Par (000)	Value

Health Care Providers & Services (continued)
Vizient, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.25%, 0.50% Floor), 6.67%, 04/28/29	$32	$31,768
WCG Purchaser Corp., 2019 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 8.38%, 01/08/27	295	266,952
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 12/22/28	186	185,985

		1,419,369

Health Care Services — 0.0%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 07/24/26	266	243,050

Health Care Technology — 0.1%
AthenaHealth Group, Inc.
2022 Delayed Draw Term loan, (3 mo. SOFR CME + 3.50%), 7.82%, 02/15/29	49	55,279
2022 Term Loan B, (1 mo. SOFR CME + 3.50%, 0.50% Floor), 7.82%, 02/15/29	401	345,867
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 10/10/25	76	74,161
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 06/02/28	222	201,876

		677,183

Hotels, Restaurants & Leisure — 0.4%
Aristocrat Technologies, Inc., 2022 Term Loan B, (3 mo. SOFR CME + 2.25%, 0.50% Floor), 6.93%, 05/24/29	11	11,475
Bally’s Corp., 2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.54%, 10/02/28	74	68,514
Burger King (Restaurant Brands Int), Term Loan B4, (3 mo. LIBOR + 1.75%), 6.14%, 11/19/26	339	332,541
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 12/23/24	342	341,021
Carnival Corp., USD Term Loan B, (1 mo. LIBOR + 3.00%, 0.75% Floor), 7.38%, 06/30/25	231	220,931
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 6.39%, 03/17/28	109	108,258
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 7.73%, 03/08/24	490	366,771
Fertitta Entertainment LLC, 2022 Term Loan B, (1 mo. SOFRTE + 4.00%, 0.50% Floor), 8.32%, 01/27/29	594	563,609
Flutter Financing B.V., 2022 USD Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 8.09%, 07/22/28	155	153,733
Four Seasons Hotels Ltd., 2022 Term Loan B, (1 mo. SOFR CME + 3.25%, 0.50% Floor), 7.67%, 11/30/29	304	205,923
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 6.17%, 06/22/26	261	260,271
IRB Holding Corp., 2022 Term Loan B, (1 mo. SOFRTE + 3.00%, 0.75% Floor), 7.32%, 12/15/27	546	529,049
Penn National Gaming, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.75%, 0.50% Floor), 7.17%, 05/03/29	153	151,119
Playa Resorts Holding B.V., 2022 Term Loan B, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.58%, 01/05/29	57	55,468

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 03/13/28	$236	$224,396
Scientific Games International, Inc., 2022 USD Term Loan, (1 mo. SOFR CME + 3.00%, 0.50% Floor), 7.42%, 04/14/29	88	86,153
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 4.50%, 07/21/26	149	147,124
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.25% Floor), 6.64%, 02/08/27	299	291,700
Travelport Finance Luxembourg SARL, 2021 Consented Term Loan, (3 mo. LIBOR + 6.75%), 9.73%, 05/29/26	137	94,331
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 08/03/28	310	299,451
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 05/30/25	19	18,913

		4,530,751

Household Durables — 0.1%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%, 0.50% Floor), 8.98%, 05/17/28	172	127,666
Hunter Douglas, Inc., USD Term Loan B1, (3 mo. SOFR CME + 3.50%), 7.86%, 02/26/29	306	267,652
Snap One Holdings Corp., Term Loan B, (1 mo. LIBOR + 4.50%, 0.50% Floor), 8.88%, 12/08/28 (c)	82	74,692
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 10/06/28	110	89,874
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 10/30/27	276	232,254

		792,138

Household Products — 0.0%
Spectrum Brands, Inc., 2021 Term Loan, (3 mo. LIBOR + 2.00%, 0.50% Floor), 6.60%, 03/03/28	114	112,129

Industrial Conglomerates — 0.1%
AVSC Holding Corp., 2020 Term Loan B1, (3 mo. LIBOR + 3.25%, 1.00% Floor, 0.25% PIK), 7.68%, 03/03/25 (g)	162	148,675
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.16%, 09/29/28	339	327,654
Vertical U.S. Newco, Inc., Term Loan B, (6 mo. LIBOR + 3.50%, 0.50% Floor), 6.87%, 07/30/27	194	186,061
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 6.89%, 03/02/27	304	292,918

		955,308

Insurance — 0.2%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/09/25	622	613,612
2021 Term Loan B4, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.85%, 11/06/27	119	115,954
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 6.63%, 02/19/28	174	170,903
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27	261	253,305
Hub International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 7.33%, 04/25/25	448	442,890

Security	Par (000)	Value

Insurance (continued)
Hub International Ltd. (continued)
2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.53%, 04/25/25	$111	$109,734
2022 Term Loan B, (3 mo. SOFR CME + 4.00%, 0.75% Floor), 8.22%, 11/10/29	90	88,925
Ryan Specialty Group LLC, Term Loan, (1 mo. SOFR CME + 3.00%, 0.75% Floor), 7.42%, 09/01/27	162	160,195
Sedgwick Claims Management Services, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 09/03/26	223	218,319

		2,173,837

Interactive Media & Services — 0.1%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 2.75%, 0.75% Floor), 7.48%, 06/26/28	186	183,125
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.38%, 10/30/26	299	294,650
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 6.38%, 08/10/27	125	123,396
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.89%, 01/29/26	264	260,457

		861,628

Internet & Direct Marketing Retail — 0.0%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. SOFR CME + 3.50%, 0.75% Floor), 7.24%, 11/08/27	198	191,303
Go Daddy Operating Co. LLC, 2022 Term Loan B5, (1 mo. SOFR CME + 3.25%), 7.57%, 10/21/29	162	161,572

		352,875

Internet Software & Services — 0.1%
Uber Technologies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 8.23%, 02/25/27	512	510,582

IT Services — 0.3%
Aruba Investments Holdings LLC, 2020 USD Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.14%, 11/24/27	74	71,959
Boxer Parent Co., Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/02/25	223	213,510
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 10/30/26	266	261,158
CCC Intelligent Solutions, Inc., Term Loan, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 09/21/28	186	184,259
CoreLogic, Inc.
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.50% Floor), 10.94%, 06/04/29	100	70,050
Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.94%, 06/02/28	451	374,728
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 04/28/28	225	222,123
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 12/01/27	755	723,415
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27	376	309,673
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 6.13%, 11/16/26	112	110,312

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

IT Services (continued)
Trans Union LLC (continued)
2021 Term Loan B6, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 12/01/28	$412	$407,599
Virtusa Corp., First Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28	74	71,460
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 6.63%, 03/31/28	124	122,830

		3,143,076

Leisure Products — 0.0%
Fender Musical Instruments Corp., 2021 Term Loan B, (3 mo. SOFRTE + 4.00%, 0.50% Floor), 8.42%, 12/01/28 (c)	99	79,933
Peloton Interactive, Inc., Term Loan, (2 mo. SOFR CME + 6.50%, 0.50% Floor), 11.76%, 05/25/27	41	40,013

		119,946

Life Sciences Tools & Services — 0.2%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 11/08/27	313	310,909
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.88%, 02/04/27	382	336,090
ICON Luxembourg SARL, LUX Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28	254	252,675
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3 mo. SOFRTE + 3.00%, 0.50% Floor), 6.96%, 10/19/27	240	235,057
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/15/28	520	499,990
PRA Health Sciences, Inc., US Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28	63	62,954

		1,697,675

Machinery — 0.2%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%, 0.50% Floor), 9.57%, 08/17/26	223	210,036
Clark Equipment Co., 2022 Term Loan B, (3 mo. SOFR CME + 2.50%, 0.50% Floor), 7.18%, 04/20/29	42	41,047
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.50%, 05/14/28	69	68,110
Fluidra SA, 2022 USD Term Loan B, (1 mo. SOFR CME + 2.00%), 6.42%, 01/29/29	22	20,642
Gardner Denver, Inc., 2020 USD Term Loan B2, (1 mo. SOFR CME + 1.75%), 6.17%, 03/01/27	143	141,422
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. SOFR CME + 1.75%), 6.17%, 03/01/27	158	156,441
Madison IAQ LLC, Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.99%, 06/21/28	454	421,282
SPX Flow, Inc., 2022 Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.92%, 04/05/29	147	135,782
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 8.15%, 03/28/25	448	418,010
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 10/04/28	109	109,037

		1,721,809

Media — 0.6%
Altice Financing SA, USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 6.83%, 01/31/26	250	240,350

Security	Par (000)	Value

Media (continued)
Altice France SA/France, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 8.65%, 08/14/26	$310	$287,615
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 7.27%, 04/22/26	163	87,920
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 6.14%, 04/30/25	124	122,867
City Football Group Ltd., Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.36%, 07/21/28	224	208,638
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 7.91%, 08/21/26	598	543,293
CMG Media Corp., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 8.23%, 12/17/26	124	115,584
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 12/11/26	748	738,261
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 6.82%, 04/15/27	317	281,746
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 7.64%, 12/01/23	92	68,221
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 03/24/25	258	246,225
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 10/17/26	454	443,034
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 09/13/24	549	532,407
2021 2nd Lien Term Loan, (3 mo. SOFR CME + 6.25%), 10.65%, 02/23/29	247	219,843
Sinclair Television Group, Inc., 2022 Term Loan B4, (1 mo. SOFR CME + 3.75%), 8.17%, 04/21/29	200	189,645
UFC Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.75% Floor), 7.11%, 04/29/26	147	72,458
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 2.93%), 7.24%, 01/31/29	45	43,964
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 7.57%, 01/31/29	225	222,581
Voyage Digital Ltd., USD Term Loan B, (3 mo. SOFRTE + 4.50%, 0.50% Floor), 8.78%, 05/11/29 (c)	106	104,602
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 7.14%, 05/18/25	473	462,299
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.13%), 6.51%, 01/20/28	305	301,059
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/09/27	584	471,830

		6,004,442

Oil, Gas & Consumable Fuels — 0.1%
Ascent Resources Utica Holdings LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 12.94%, 11/01/25	784	825,536
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 12/13/25	61	57,293
M6 ETX Holdings II Midco LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.16%, 09/19/29	26	25,910

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Medallion Midland Acquisition LLC, 2021 Term Loan, (3 mo. SOFR CME + 3.75%, 0.75% Floor), 8.59%, 10/18/28	$222	$219,884
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.92%, 10/05/28	367	361,832

		1,490,455

Personal Products — 0.1%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.48%, 10/01/26	775	741,343

Pharmaceuticals — 0.2%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.50%), 8.09%, 05/04/25	125	111,394
Bausch Health Cos., Inc., 2022 Term Loan B, (1 mo. SOFR CME + 5.25%, 0.50% Floor), 9.67%, 02/01/27	147	110,985
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 02/22/28	189	185,217
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 5.87%, 08/01/27	258	247,535
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 05/05/28	267	264,202
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 10/27/28	109	108,242
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 7.75%, 06/02/28	216	213,823
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 7.73%, 11/18/27 (c)	299	290,812

		1,532,210

Professional Services — 0.1%
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, 01/18/29 (m)	75	73,456
Term Loan, (1 mo. LIBOR + 3.25%), 7.64%, 02/06/26	482	477,184
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29	77	74,806
2022 USD Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29	166	162,079
Galaxy U.S. Opco, Inc., Term Loan, (1 mo. SOFR CME + 4.75%, 0.50% Floor), 9.07%, 04/29/29	270	243,675

		1,031,200

Real Estate Management & Development — 0.1%
Chariot Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/03/28	374	351,326
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 08/21/25	297	289,898

		641,224

Security	Par (000)	Value

Road & Rail — 0.0%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 08/06/27	$71	$68,706
Genesee & Wyoming, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 6.73%, 12/30/26	186	185,349
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 9.95%, 08/04/25	79	70,232

		324,287

Semiconductors & Semiconductor Equipment — 0.0%
MKS Instruments, Inc., 2022 USD Term Loan B, 08/17/29 (m)	115	113,135
Synaptics, Inc., Term Loan B, (6 mo. LIBOR + 2.25%, 0.50% Floor), 7.40%, 12/02/28	111	108,383

		221,518

Software — 0.6%
Applied Systems, Inc., 2022 Extended 1st Lien Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 09/18/26	40	24,333
Barracuda Networks, Inc., 2022 Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 8.59%, 08/15/29	83	79,899
Central Parent, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 07/06/29	298	294,951
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%, 0.50% Floor), 10.38%, 10/08/29	113	93,979
2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/08/28	245	229,980
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/16/28	186	165,182
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/28/24	177	148,058
Epicor Software Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 07/30/27	297	284,543
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 3.75%), 8.48%, 03/11/28	100	97,917
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 7.19%, 10/27/28	424	415,091
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 6.12%, 10/30/28 (c)	99	97,265
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.17%, 07/27/28	252	214,278
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 12.67%, 07/27/29	193	151,520
McAfee Corp., 2022 USD Term Loan B, (1 mo. SOFR CME + 3.75%), 7.97%, 03/01/29	374	347,329
Planview Parent, Inc., Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 12/17/27	111	102,652
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.98%, 08/31/28	448	429,330
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 04/24/28	813	771,572
Restoration Hardware, Inc., Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 6.88%, 10/20/28	91	83,841

106	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. SOFR CME + 3.00%), 7.09%, 08/01/25	$239	$236,960
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 10/07/27	306	294,927
Tempo Acquisition LLC, 2022 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.32%, 08/31/28	588	585,484
TIBCO Software, Inc., 2022 USD Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 03/30/29	530	472,363
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.00%, 05/03/27	112	102,938
2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.00%, 05/04/26	440	418,202

		6,142,594

Specialty Retail — 0.2%
Belron Finance U.S. LLC, 2018 Term Loan B, (3 mo. LIBOR + 2.25%), 6.94%, 11/13/25	372	369,798
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.50% Floor), 8.98%, 03/31/26	321	299,540
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/24/28 (c)	74	72,765
Mavis Tire Express Services Corp., 2021 Term Loan B, (1 mo. SOFR CME + 4.00%, 0.75% Floor), 8.50%, 05/04/28	272	259,207
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 8.63%, 08/31/26	183	155,783
Midas Intermediate Holdco II LLC, 06/30/27 (m)	486	419,002
PetSmart, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28	400	390,361
Pilot Travel Centers LLC, 2021 Term Loan B, (1 mo. SOFR CME + 2.00%), 6.42%, 08/04/28	99	97,735
Restoration Hardware, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.25%, 0.50% Floor), 7.67%, 10/20/28	90	83,743
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/01/28	255	237,306

		2,385,240

Technology Hardware, Storage & Peripherals — 0.0%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 9.38%, 07/23/26	67	44,234

Textiles, Apparel & Luxury Goods — 0.0%
Crocs, Inc., Term Loan B, (3 mo. SOFRTE + 3.50%, 0.50% Floor), 7.80%, 02/20/29	161	157,382

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 05/19/28	186	184,220

Security	Par (000)	Value

Trading Companies & Distributors (continued)
ION Trading Finance Ltd., 2021 USD Term Loan, (3 mo. LIBOR + 4.75%), 9.48%, 04/03/28	$74	$70,215
SRS Distribution, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.50%), 7.92%, 06/02/28	68	64,438

		318,873

Wireless Telecommunication Services — 0.0%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.16%, 04/30/28	74	73,504
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 04/11/25	187	186,211

		259,715

Total Floating Rate Loan Interests — 6.5% (Cost: $71,356,101)		67,902,910

Foreign Agency Obligations

Brazil — 0.5%
Brazilian Government International Bond, 5.00%, 01/27/45	6,525	4,827,684

China — 0.1%
China Development Bank/Hong Kong, 2.00%, 02/16/27	200	182,760
China Government International Bond, 2.63%, 11/02/27 (e)	200	187,134
Export-Import Bank of China, 3.38%, 03/14/27 (e)	200	191,796

		561,690

Colombia — 0.3%
Colombia Government International Bond, 5.63%, 02/26/44 (d)	4,000	2,932,000

India — 0.0%
Export-Import Bank of India, 3.88%, 02/01/28 (e)	200	185,100

Indonesia — 0.6%
Indonesia Government International Bond
5.88%, 01/15/24 (b)	4,400	4,444,484
4.65%, 09/20/32	250	245,027
5.25%, 01/17/42 (e)	200	194,600
4.75%, 07/18/47 (e)	200	181,272
3.70%, 10/30/49	200	153,522
3.50%, 02/14/50	200	148,538
Perusahaan Penerbit SBSN Indonesia III (e)
1.50%, 06/09/26	200	180,022
4.40%, 06/06/27	200	197,772

		5,745,237

Mexico — 0.4%
Mexico Government International Bond, 4.75%, 03/08/44	5,800	4,673,713

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pakistan — 0.0%
Pakistan Government International Bond (e)
6.00%, 04/08/26	$450	$180,050
7.38%, 04/08/31	200	70,522

		250,572

Philippines — 0.0%
Philippines Government International Bond
3.70%, 03/01/41	300	244,533
2.65%, 12/10/45	200	134,022

		378,555

Saudi Arabia — 0.0%
Saudi Government International Bond,
4.00%, 04/17/25 (e)	200	197,500

South Korea — 0.1%
Export-Import Bank of Korea
0.63%, 06/29/24	250	234,480
1.63%, 01/18/27	200	176,400
Korea Development Bank
3.75%, 01/22/24	200	197,350
2.00%, 02/24/25	200	187,858
Korea Electric Power Corp., 3.63%, 06/14/25 (e)	300	288,534
Korea Expressway Corp., 1.13%, 05/17/26 (e)	200	174,772

		1,259,394

Uruguay — 0.3%
Uruguay Government International Bond, 5.10%, 06/18/50	3,500	3,451,000

Total Foreign Agency Obligations — 2.3% (Cost: $28,295,333)		24,462,445

Municipal Bonds

New York — 1.0%
Metropolitan Transportation Authority, RB, BAB, 6.55%, 11/15/31 (d)	10,000	10,284,730

Total Municipal Bonds — 1.0% (Cost: $9,833,900)		10,284,730

Preferred Securities

Capital Trusts — 13.9%

Automobiles — 0.2%
General Motors Financial Co., Inc., Series C, 5.70% (a)(f)	2,565	2,170,952

Banks — 5.6%
HSBC Capital Funding Dollar 1 LP, 10.18% (a)(b)(f)	11,835	14,201,951
Huntington Bancshares, Inc., Series F, 5.63% (a)(d)(f)	6,450	5,987,676
Industrial & Commercial Bank of China Ltd., 3.20% (a)(e)(f)	300	280,125
ING Groep NV, 3.88% (a)(f)	3,326	2,423,388
Macquarie Bank Ltd., 6.13% (a)(b)(f)	1,885	1,624,601
Nordea Bank Abp, 6.13% (a)(b)(f)	5,540	5,367,067
PNC Financial Services Group, Inc., Series V, 6.20% (a)(d)(f)	5,529	5,403,215
Rizal Commercial Banking Corp., 6.50% (a)(e)(f)	700	595,787
SVB Financial Group, 4.10% (a)(f)	4,556	2,607,496
TMBThanachart Bank PCL, 4.90% (a)(e)(f)	700	640,500

Security	Par (000)	Value

Banks (continued)
Toronto-Dominion Bank, 8.13%, 10/31/82	$7,214	$7,502,560
U.S. Bancorp, Series J, 5.30% (a)(f)	10,415	9,077,402
Wells Fargo & Co. (a)(f)
Series S, 5.90% (d)	281	251,666
Series U, 5.88%	2,655	2,562,075

		58,525,509

Capital Markets — 0.1%
State Street Corp., Series F, 8.37% (a)(f)	618	616,316

Diversified Financial Services — 4.8%
Bank of America Corp., Series U, 5.20% (a)(d)(f)	5,785	5,605,674
Barclays PLC (a)(f)
4.38%	1,630	1,242,875
8.00%	4,500	4,372,226
BNP Paribas SA, 7.38% (a)(b)(f)	4,535	4,484,106
Credit Agricole SA, 8.13% (a)(b)(f)	5,000	5,062,000
Credit Suisse Group AG, 7.50% (a)(b)(f)	1,865	1,490,358
JPMorgan Chase & Co. (d)
8.75%, 09/01/30	2,000	2,330,436
Series S, 6.75% (a)(f)	9,775	9,737,269
Lloyds Banking Group PLC, 7.50% (a)(f)	8,285	7,992,598
NatWest Group PLC, 8.00% (a)(f)	970	954,238
UBS Group AG, 7.00% (a)(b)(f)	7,500	7,378,675

		50,650,455

Electric Utilities — 0.7%
PPL Capital Funding, Inc., Series A, 7.39%, 03/30/67 (a)	8,300	7,133,850

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp., 7.00% (a)(b)(f)	481	437,678

Insurance — 1.8%
ACE Capital Trust II, 9.70%, 04/01/30 (d)	7,000	8,664,905
Equitable of Iowa Cos Capital Trust II, Series B, 8.42%, 04/01/27	5,000	4,687,860
Kyobo Life Insurance Co. Ltd., 5.90%, 06/15/52 (a)(e)	200	184,662
MetLife, Inc., 6.40%, 12/15/66 (d)	5,000	4,835,500

		18,372,927

Oil, Gas & Consumable Fuels — 0.2%
Enterprise Products Operating LLC, 7.54%, 06/01/67 (a)	2,500	2,100,000

Real Estate Management & Development — 0.0%
NWD Finance BVI Ltd., 4.13% (a)(e)(f)	409	286,300

Wireless Telecommunication Services — 0.5%
Vodafone Group PLC, 7.00%, 04/04/79 (a)	4,745	4,770,765

		145,064,752

	Shares

Preferred Stocks — 3.7%

Banks (a)(f) — 2.3%
Citigroup, Inc., Series K	488,320	12,222,650
Wells Fargo & Co., Series Q	550,500	12,667,005

		24,889,655

108	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (a)(f) — 0.9%
Goldman Sachs Group, Inc., Series J, 5.50%	162,450	$4,004,393
State Street Corp., Series D	220,495	5,313,929

		9,318,322

Interactive Media & Services — 0.5%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $3,403,593) (c)(n)	31,062	5,119,232

		39,327,209

Total Preferred Securities — 17.6% (Cost: $194,804,298)		184,391,961

	Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 6.2%
Uniform Mortgage-Backed Securities, 3.50%, 02/25/49 (o)	$71,000	64,489,493

Total U.S. Government Sponsored Agency Securities — 6.2% (Cost: $65,968,984)		64,489,493

	Shares

Warrants

Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Expires 06/30/27, Strike Price USD 10.00) (l)	535	—

Total Warrants — 0.0% (Cost: $ —)		—

Total Long-Term Investments — 158.6% (Cost: $1,796,991,414)		1,659,029,159

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03% (p)(q)	8,145,069	8,145,069

Total Short-Term Securities — 0.8% (Cost: $8,145,069)		8,145,069

Options Purchased — 0.0% (Cost: $341,461)		231,146

Total Investments Before Options Written — 159.4% (Cost: $1,805,477,944)		1,667,405,374

Options Written — (0.0)% (Premiums Received: $(102,203))		(46,721)

Total Investments, Net of Options Written — 159.4% (Cost: $1,805,375,741)		1,667,358,653

Liabilities in Excess of Other Assets — (59.4)%		(621,472,614)

Net Assets — 100.0%		$ 1,045,886,039

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Perpetual security with no stated maturity date.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Non-income producing security.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $5,119,232, representing 0.5% of its net assets as of period end, and an original cost of $3,403,593.

(o)	Represents or includes a TBA transaction.
(p)	Affiliate of the Trust.
(q)	Annualized 7-day yield as of period end.
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$22,030,719	$—	$(13,885,650	) (a)	$—	$—	$8,145,069	8,145,069	$136,615	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)

Barclays Capital, Inc.	4.60	% (b)	08/30/22	Open		$9,987,500	$10,102,953	Municipal Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		314,500	316,308	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		154,500	155,388	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		2,853,750	2,870,156	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		240,833	242,217	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/14/22	Open		2,923,794	2,939,024	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/14/22	Open		2,818,800	2,833,796	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/14/22	Open		3,005,025	3,021,012	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/14/22	Open		1,976,250	1,986,764	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/14/22	Open		2,574,687	2,588,385	Corporate Bonds	Open/Demand
Amherst Pierpont Securities LLC	4.50	(b)	11/16/22	Open		2,318,800	2,330,365	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(3.00	) (b)	11/16/22	Open		55,663	55,454	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.37	(b)	11/16/22	Open		3,371,737	3,388,048	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.50	(b)	11/16/22	Open		8,254,400	8,295,672	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.50	(b)	11/16/22	Open		668,394	671,736	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(1.75	) (b)	11/16/22	Open		102,150	101,863	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.50	(b)	11/16/22	Open		2,922,500	2,937,112	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.50	(b)	11/16/22	Open		2,331,656	2,343,315	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.50	(b)	11/16/22	Open		292,320	293,782	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		4,710,244	4,733,795	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		6,378,237	6,410,129	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		5,673,281	5,701,648	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		2,449,469	2,461,716	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		2,766,750	2,780,584	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		5,182,187	5,208,098	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		16,120,620	16,196,705	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		4,875,000	4,899,375	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		3,795,431	3,814,408	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		2,797,375	2,811,362	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		5,468,162	5,495,503	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		3,515,000	3,532,575	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		2,282,500	2,293,912	Capital Trusts	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		13,671,344	13,739,700	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		6,062,017	6,092,328	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/16/22	Open		9,664,500	9,713,185	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/16/22	Open		11,075,000	11,130,790	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/16/22	Open		12,330,000	12,392,112	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/16/22	Open		11,415,000	11,472,503	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/16/22	Open		7,005,825	7,041,117	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		2,290,200	2,301,622	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		917,089	921,663	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		564,988	567,805	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		2,843,505	2,857,687	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		1,033,500	1,038,655	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		1,619,550	1,627,627	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		600,310	603,304	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		2,406,169	2,418,169	Corporate Bonds	Open/Demand

110	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)

TD Securities (USA) LLC	4.49	% (b)	11/16/22	Open		$2,870,000	$2,884,314	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		572,910	575,767	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		503,944	506,457	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		1,129,566	1,135,200	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		844,825	849,039	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		1,899,000	1,908,471	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		947,155	951,879	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		2,926,875	2,941,473	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		854,400	858,661	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		3,243,469	3,259,646	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		2,619,937	2,633,004	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		798,639	802,622	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		3,437,764	3,454,910	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		4,643,750	4,666,911	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		3,606,375	3,624,362	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		825,413	829,529	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		2,347,100	2,358,806	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		1,248,056	1,254,281	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		2,931,331	2,945,951	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		1,453,231	1,460,479	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		5,781,712	5,810,549	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		612,950	616,007	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		4,713,012	4,736,519	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		802,890	806,894	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		2,697,650	2,711,105	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		576,600	579,476	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/16/22	Open		4,195,250	4,216,174	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.50	(b)	11/16/22	Open		9,831,862	9,881,022	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/18/22	Open		8,295,000	8,335,452	Capital Trusts	Open/Demand
Amherst Pierpont Securities LLC	4.52	(b)	11/21/22	Open		4,143,750	4,162,721	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.50	(b)	11/22/22	Open		155,250	155,923	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.40	(b)	11/29/22	Open		896,580	899,688	Corporate Bonds	Open/Demand
BofA Securities, Inc.	4.50	(b)	11/29/22	Open		6,909,375	6,933,942	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	(b)	11/29/22	Open		411,618	412,166	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		1,155,810	1,159,899	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		1,267,467	1,271,952	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		967,500	970,923	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		1,742,500	1,748,665	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		1,487,500	1,492,762	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		4,437,500	4,453,278	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		2,387,894	2,396,363	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		4,364,500	4,379,979	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		3,012,187	3,022,871	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		1,099,350	1,103,249	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		3,893,750	3,907,560	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		5,096,192	5,114,267	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		4,315,781	4,331,088	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		2,909,561	2,919,880	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		2,057,772	2,065,071	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/29/22	Open		5,572,500	5,592,264	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.32	(b)	12/01/22	Open		2,681,875	2,690,412	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.15	(b)	12/05/22	Open		341,145	342,044	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.45	(b)	12/05/22	Open		5,062,500	5,076,942	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.45	(b)	12/05/22	Open		708,094	710,114	Corporate Bonds	Open/Demand
BofA Securities, Inc.	4.48	(b)	12/06/22	Open		5,752,800	5,768,700	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/07/22	Open		766,594	768,718	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/07/22	Open		614,650	616,353	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/07/22	Open		892,925	895,399	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.35	(b)	12/08/22	Open		349,675	350,535	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.45	(b)	12/08/22	Open		337,500	338,352	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/08/22	Open		4,021,174	4,031,424	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/08/22	Open		5,881,564	5,896,557	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)

BNP Paribas S.A.	4.40	% (b)	12/09/22	Open		$3,257,906	$3,264,965	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.45	(b)	12/09/22	Open		1,077,125	1,079,489	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.39	(b)	12/12/22	Open		150,900	151,210	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.45	(b)	12/13/22	Open		3,768,750	3,776,193	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/13/22	Open		371,010	371,748	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/13/22	Open		725,445	726,889	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.42	(b)	12/14/22	Open		1,985,644	1,989,319	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/14/22	Open		4,750,156	4,759,106	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/14/22	Open		3,702,937	3,709,914	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/14/22	Open		3,886,369	3,893,691	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	4.45		12/15/22	01/06/23		539,963	541,030	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	4.45		12/15/22	01/06/23		1,260,149	1,262,641	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	4.50		12/15/22	01/06/23		2,886,694	2,892,467	Capital Trusts	Up to 30 Days
J.P. Morgan Securities LLC	(1.50)		12/15/22	01/11/23		2,193,750	2,193,075	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	1.50		12/15/22	02/03/23		420,885	421,166	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.50		12/15/22	02/03/23		181,688	181,970	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.25		12/15/22	02/03/23		776,793	778,260	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.25		12/15/22	02/03/23		956,937	958,745	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.35		12/15/22	02/03/23		391,073	391,829	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.35		12/15/22	02/03/23		104,370	104,572	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,379,550	1,382,248	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		455,000	455,890	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		4,777,892	4,787,236	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		493,500	494,465	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,068,750	1,070,840	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,598,302	1,601,428	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,055,625	1,057,689	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,060,490	1,062,564	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		960,000	961,877	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		974,580	976,486	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		252,525	253,019	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,728,074	1,731,453	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		193,890	194,269	Capital Trusts	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		287,000	287,561	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,714,299	1,717,651	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		551,241	552,319	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		756,250	757,729	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		497,813	498,786	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		542,000	543,060	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		457,753	458,648	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		408,000	408,798	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		188,625	188,994	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		727,020	728,442	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,015,301	1,017,287	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		579,150	580,283	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		590,000	591,154	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,111,860	1,114,034	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,089,375	1,091,505	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		454,188	455,076	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		168,700	169,030	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		279,654	280,201	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		145,000	145,284	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		683,750	685,087	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		632,385	633,622	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		670,000	671,325	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		505,195	506,194	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		5,193,750	5,204,022	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		502,005	502,998	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		1,083,322	1,085,465	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		1,243,620	1,246,080	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		465,248	466,168	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		105,315	105,523	Corporate Bonds	31 - 90 Days

112	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)

BofA Securities, Inc.	4.45%		12/15/22	02/03/23		$291,540	$292,117	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		767,981	769,500	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		668,160	669,481	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		214,944	215,369	Corporate Bonds	31 -90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		410,288	411,099	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		439,406	440,275	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		344,615	345,297	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		846,588	848,262	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.46		12/15/22	02/03/23		7,651,162	7,666,329	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.48		12/15/22	02/03/23		8,625,600	8,642,775	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.48		12/15/22	02/03/23		339,163	339,838	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		269,310	269,849	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		1,104,056	1,106,264	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		407,550	408,365	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		221,705	222,148	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		2,320,000	2,324,640	Foreign Agency Obligations	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		500,500	501,501	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		884,925	886,695	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		1,930,552	1,934,413	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		274,881	275,431	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		743,146	744,633	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		928,688	930,545	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		361,250	361,972	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		366,756	367,490	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		533,258	534,324	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		467,543	468,478	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		283,961	284,529	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		2,436,611	2,441,484	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		217,440	217,875	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		1,179,167	1,181,526	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		959,059	960,977	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		704,131	705,539	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		276,194	276,746	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		455,700	456,611	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		826,210	827,862	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		530,145	531,205	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		220,410	220,851	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		93,999	94,187	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		122,794	123,039	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		542,225	543,309	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		245,659	246,150	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		265,090	265,620	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.52		12/15/22	02/03/23		1,729,612	1,733,087	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.52		12/15/22	02/03/23		2,065,487	2,069,637	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.52		12/15/22	02/03/23		1,370,600	1,373,353	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.52		12/15/22	02/03/23		3,080,000	3,086,187	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.53		12/15/22	02/03/23		5,558,437	5,569,628	Corporate Bonds	31 - 90 Days
BNP Paribas S.A.	4.50	(b)	12/21/22	Open		5,200,312	5,206,813	Capital Trusts	Open/Demand
BNP Paribas S.A.	4.50	(b)	12/22/22	Open		4,506,250	4,511,883	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.75	(b)	12/23/22	Open		173,430	173,520	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.40	(b)	12/23/22	Open		436,549	436,816	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.50	(b)	12/23/22	Open		2,957,400	2,959,248	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.50	(b)	12/23/22	Open		3,893,750	3,896,184	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.44	(b)	12/27/22	Open		1,800,000	1,800,888	Capital Trusts	Open/Demand
Amherst Pierpont Securities LLC	4.52	(b)	12/28/22	Open		9,298,469	9,301,971	Capital Trusts	Open/Demand
Barclays Capital, Inc.	4.50	(b)	12/28/22	Open		3,112,480	3,113,647	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.52	(b)	12/28/22	Open		5,100,502	5,102,424	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	(0.75	) (b)	12/28/22	Open		858,603	858,549	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.35	(b)	12/28/22	Open		399,938	400,082	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.35	(b)	12/28/22	Open		5,310,000	5,311,925	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.35	(b)	12/28/22	Open		1,260,000	1,260,457	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		356,970	357,103	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)

Nomura Securities International, Inc.	4.48	% (b)	12/28/22	Open		$545,570	$545,774	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		2,431,564	2,432,472	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		755,160	755,442	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		467,708	467,882	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		653,906	654,150	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		592,279	592,500	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		1,017,307	1,017,687	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		211,750	211,829	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		826,605	826,914	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		412,290	412,444	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		206,150	206,227	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.45	(b)	12/28/22	Open		6,326,156	6,328,502	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/28/22	Open		10,562,500	10,566,461	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/28/22	Open		4,511,025	4,512,717	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		5,039,335	5,041,221	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		2,071,844	2,072,619	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		810,469	810,772	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		435,319	435,482	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		2,899,406	2,900,491	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		4,614,225	4,615,951	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		4,084,300	4,085,828	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		3,840,000	3,841,437	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		2,633,750	2,634,735	Corporate Bonds	Open/Demand

						$587,310,321	$589,324,056

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
2-Year U.S. Treasury Note	1,101	03/31/23	$225,705	$42,242
5-Year U.S. Treasury Note	1,399	03/31/23	150,852	(391,296)

				(349,054)

Short Contracts
10-Year U.S. Treasury Note	107	03/22/23	11,999	64,559
10-Year U.S. Ultra Long Treasury Note	202	03/22/23	23,814	152,714
U.S. Long Bond	1,088	03/22/23	135,660	665,873
Ultra U.S. Treasury Bond	54	03/22/23	7,211	606,244

				1,489,390

				$1,140,336

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
iShares China Large-Cap ETF	4,918	02/17/23	USD	32.00	USD	13,918	$231,146

114	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
iShares China Large-Cap ETF	4,918	02/17/23	USD	36.00	USD	13,918	$(46,721)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	USD	108,600	$(843,650)	$(260,777)	$(582,873)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-Day SOFR, 4.32%	Annual	3.80%	Annual	N/A	01/04/25	USD	410,000	$(5,072,344)	$1,804	$(5,074,148)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps (a)	$1,804	$(260,777)	$—	$(5,657,021)	$—
Options Written	N/A	N/A	55,482	—	(46,721)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$1,531,632	$—	$1,531,632
Options purchased
Investments at value — unaffiliated (b)	—	—	231,146	—	—	—	231,146

	$—	$—	$231,146	$—	$1,531,632	$—	$1,762,778

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$391,296	$—	$391,296
Options written
Options written at value	—	—	46,721	—	—	—	46,721
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	582,873	—	—	5,074,148	—	5,657,021

	$—	$582,873	$46,721	$—	$5,465,444	$—	$6,095,038

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ)

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(984,398)	$—	$304,022	$—	$(680,376)
Options purchased (a)	—	—	(2,001,769)	(458,223)	(233,652)	—	(2,693,644)
Options written	—	—	1,036,270	108,786	1,363,250	—	2,508,306
Swaps	—	(1,273,250)	—	—	1,230,000	—	(43,250)

	$—	$(1,273,250)	$(1,949,897)	$(349,437)	$2,663,620	$—	$(908,964)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,945,084	$—	$1,945,084
Options purchased (b)	—	—	520,506	—	—	—	520,506
Options written	—	—	55,482	—	—	—	55,482
Swaps	—	(582,873)	—	—	(5,074,148)	—	(5,657,021)

	$—	$(582,873)	$575,988	$—	$(3,129,064)	$—	$(3,135,949)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$609,227,410
Average notional value of contracts — short	$230,642,648
Options:
Average value of option contracts purchased	$662,195
Average value of option contracts written	$98,090
Average notional value of swaption contracts written	$410,000,000
Credit default swaps:
Average notional value — buy protection	$27,150,000
Average notional value — sell protection	$36,588,000
Interest rate swaps:
Average notional value — receives fixed rate	$102,500,000
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$147,792,255	$787,722	$148,579,977
Corporate Bonds	—	1,158,091,176	826,467	1,158,917,643
Floating Rate Loan Interests	—	66,994,685	908,225	67,902,910
Foreign Agency Obligations	—	24,462,445	—	24,462,445
Municipal Bonds	—	10,284,730	—	10,284,730
Preferred Securities
Capital Trusts	—	145,064,752	—	145,064,752
Preferred Stocks	34,207,977	—	5,119,232	39,327,209
U.S. Government Sponsored Agency Securities	—	64,489,493	—	64,489,493
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	8,145,069	—	—	8,145,069

116	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Options Purchased
Equity Contracts	$231,146	$—	$—	$231,146
Liabilities
Unfunded Floating Rate Loan Interests (a)	—	(8,026)	—	(8,026)

	$42,584,192	$1,617,171,510	$7,641,646	$1,667,397,348

Derivative Financial Instruments (b)
Assets
Interest Rate Contracts	$1,531,632	$—	$—	$1,531,632
Liabilities
Credit Contracts	—	(582,873)	—	(582,873)
Equity Contracts	(46,721)	—	—	(46,721)
Interest Rate Contracts	(391,296)	(5,074,148)	—	(5,465,444)

	$1,093,615	$(5,657,021)	$—	$(4,563,406)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $589,324,056 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments December 31, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks

Auto Components — 0.0%
Lear Corp.		178	$22,076

Construction & Engineering — 0.0%
McDermott International Ltd. (a)		76,644	24,526

Household Durables — 0.0%
Berkline Benchcraft Equity LLC (b)		6,155	—

Metals & Mining — 0.0%
Ameriforge Group, Inc.		832	416
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $131,156) (b)(c)		7,476	822

			1,238

Software — 0.0%
Avaya Holdings Corp. (a)		40	8

Specialty Retail — 0.2%
NMG Parent LLC		2,218	335,472

Total Common Stocks — 0.2% (Cost: $1,378,110)			383,320

		Par (000)

Corporate Bonds

Airlines — 0.3%
Allegiant Travel Co., 8.50%, 02/05/24 (a)(d)	USD	740	738,150

Auto Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25 (a)(d)		275	275,636

Building Materials — 0.0%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (a)(d)		73	67,965

Building Products — 0.1%
White Cap Buyer LLC, 6.88%, 10/15/28 (d)		155	134,076

Capital Markets — 0.0%
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27 (a)(d)		74	74,370

Chemicals (d) — 0.1%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (a)		32	26,791
WR Grace Holdings LLC, 5.63%, 08/15/29		239	192,938

			219,729

Construction Materials — 0.2%
Wesco Aircraft Holdings, Inc., 9.00%, 11/15/26 (d)		940	629,800

Diversified Telecommunication Services — 0.0%
Zayo Group Holdings, Inc., 6.13%, 03/01/28 (d)		155	87,897

Electric Utilities — 0.0%
Pike Corp., 5.50%, 09/01/28 (a)(d)		89	77,808
Texas Competitive Electric Holdings, 1.00%, 11/10/21 (b)(e)		1,050	—

			77,808

Electronic Equipment, Instruments & Components — 0.2%
Vertiv Group Corp., 4.13%, 11/15/28 (a)(d)		556	472,600

Security		Par (000)	Value

Health Care Providers & Services — 0.1%
Medline Borrower LP, 5.25%, 10/01/29 (a)(d)	USD	237	$188,242

Hotels, Restaurants & Leisure (a)(d) — 0.2%
Caesars Entertainment, Inc., 4.63%, 10/15/29		240	195,314
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/30		395	318,607

			513,921

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/22 (b)(e)(f)		400	—

Insurance — 0.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, 6.75%, 10/15/27 (a)(d)		220	197,749

Internet Software & Services (a)(d) — 0.1%
Uber Technologies, Inc.
6.25%, 01/15/28		137	131,520
4.50%, 08/15/29		235	204,745

			336,265

Machinery — 0.2%
Madison IAQ LLC, 5.88%, 06/30/29 (a)(d)		742	508,566

Media — 0.3%
Liberty Broadband Corp., 2.75%, 09/30/50 (a)(d)		315	306,795
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (a)(d)(g)		151	44,502
Odeon Finco PLC, 12.75%, 11/01/27		374	325,380
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26 (a)(d)		353	259,349

			936,026

Oil, Gas & Consumable Fuels — 0.1%
Occidental Petroleum Corp., 6.63%, 09/01/30 (a)		382	394,751

Real Estate Management & Development — 0.1%
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.75%, 01/15/29 (a)(d)		315	238,263

Wireless Telecommunication Services — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25 (d)		85	81,494

Total Corporate Bonds — 2.2% (Cost: $7,167,731)			6,173,308

Floating Rate Loan Interests (f)

Aerospace & Defense — 4.0%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.98%, 05/25/28		1,757	1,472,009
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.98%, 05/25/28		357	299,392
Bleriot U.S. Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 8.73%, 10/31/26		439	433,593
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, (6 mo. LIBOR + 3.75%, 0.50% Floor), 7.06%, 08/03/29		229	222,542
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (1 mo. LIBOR + 3.50%), 7.92%, 04/06/26		842	800,723
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 7.92%, 04/06/26		1,566	1,489,521

118	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 9.94%, 04/09/26	USD	454	$352,083
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 12.09%, 02/01/29		1,048	994,540
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/01/28		3,510	3,421,890
TransDigm, Inc., 2020 Term Loan F, (3 mo. LIBOR + 2.25%), 6.98%, 12/09/25		1,549	1,527,815

			11,014,108

Air Freight & Logistics — 0.4%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.49%, 04/06/28		357	326,186
Kestrel Bidco, Inc., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.35%, 12/11/26		255	231,226
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 12/15/28		497	413,062

			970,474

Airlines — 2.6%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.99%, 04/20/28		1,009	1,003,678
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 8.13%, 08/11/28		1,255	1,237,541
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 6.14%, 01/29/27		169	159,955
2018 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 06/27/25		773	741,773
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 10.00%, 06/21/27		1,919	1,971,121
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.11%, 04/21/28		2,272	2,238,739

			7,352,807

Auto Components — 2.4%
Adient U.S. LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/10/28		500	494,280
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/30/26		2,248	2,198,420
USI, Inc.
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 7.98%, 12/02/26		132	130,770
2022 Incremental Term Loan, (1 mo. SOFR CME + 3.75%, 0.50% Floor), 8.33%, 11/22/29		2,313	2,287,739
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 02/05/26		1,580	1,495,080

			6,606,289

Banks — 0.8%
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 9.38%, 08/02/27		1,464	1,422,135
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 0.50% Floor), 9.38%, 10/29/28		990	937,065

			2,359,200

Security		Par (000)	Value

Beverages — 0.9%
Naked Juice LLC
2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 10.68%, 01/24/30	USD	1,111	$874,085
Term Loan, (3 mo. SOFRTE + 3.25%, 0.50% Floor), 7.93%, 01/24/29		1,855	1,654,070

			2,528,155

Building Materials — 0.1%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 04/12/28		158	141,133

Building Products — 1.8%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/23/27		905	789,986
CPG International LLC, 2022 Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.92%, 04/28/29		482	467,339
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 07/28/28		505	470,032
New AMI I LLC, 2022 Term Loan B, (1 mo. SOFRTE + 6.00%, 0.50% Floor), 10.32%, 03/08/29		522	445,526
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.25%, 0.50% Floor), 6.43%, 09/22/28		994	980,775
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 7.98%, 12/31/26		1,956	1,857,284

			5,010,942

Capital Markets — 3.9%
Ascensus Holdings, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 0.50% Floor), 10.25%, 08/02/29		1,663	1,443,805
Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.25%, 08/02/28		2,186	2,083,198
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. SOFR CME + 3.75%, 1.00% Floor), 8.07%, 04/09/27		3,792	3,534,658
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 11.13%, 04/07/28		1,114	1,055,515
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 7.75%, 11/12/27		933	891,900
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 6.88%, 06/27/25		381	379,552
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 06/30/28		906	887,105
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/12/24		721	700,622

			10,976,355

Chemicals — 4.6%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (6 mo. SOFR CME + 4.75%, 0.75% Floor), 8.83%, 08/27/26		1,558	1,460,133
Axalta Coating Systems U.S. Holdings, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 3.00%, 0.50% Floor), 7.51%, 12/20/29		773	773,000
CPC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.48%, 12/29/27		449	322,832
Discovery Purchaser Corp., Term Loan, (3 mo. SOFR CME + 4.375%, 0.50% Floor), 7.97%, 10/04/29		820	745,585
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 6.32%, 01/31/26		1,224	1,218,728
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 06/30/27		858	819,786

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 07/03/28	USD	662	$605,014
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 7.23%, 03/02/26		1,335	1,321,830
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 7.64%, 05/15/24		924	919,587
OQ Chemicals Corp., 2017 USD Term Loan B2, (3 mo. LIBOR + 3.25%), 7.00%, 10/14/24		1,060	998,105
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 6.91%, 06/09/28		1,067	1,048,535
Pregis TopCo Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 07/31/26		432	418,172
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.41%, 03/16/27		649	629,436
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.39%, 08/02/28		1,014	984,575
Starfruit Finco BV, 2018 USD Term Loan B, (3 mo. LIBOR + 2.75%), 7.16%, 10/01/25		98	96,311
W.R. Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.50%, 09/22/28		331	323,842

			12,685,471

Commercial Services & Supplies — 4.1%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.17%, 05/12/28		1,613	1,529,352
Amentum Government Services Holdings LLC, 2022 Term Loan, (1 mo. SOFR CME + 4.00%), 8.64%, 02/15/29		486	472,056
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 6.13%, 03/11/25		95	94,474
Asurion LLC
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 7.38%, 11/03/24		690	669,136
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 7.63%, 12/23/26		479	425,816
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 9.63%, 01/31/28		689	534,316
2021 Second Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 9.63%, 01/20/29		984	760,494
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 10/08/28		430	427,035
Covanta Holding Corp.
2021 Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 11/30/28		700	693,702
2021 Term Loan C, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 11/30/28		53	52,355
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 8.63%, 11/27/26		1,194	1,183,720
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 8.48%, 05/09/25		317	293,515
Packers Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.54%, 03/09/28		812	706,898
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 6.50%, 09/23/26		1,211	1,199,290

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 8.38%, 08/27/25	USD	1,918	$1,902,360
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%, 0.50% Floor), 9.38%, 07/30/28		483	453,914

			11,398,433

Communications Equipment — 0.4%
ViaSat, Inc., Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.94%, 03/02/29		1,253	1,216,570

Construction & Engineering — 1.9%
Arc Falcon I, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 09/30/29 (b)		572	493,350
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 8.49%, 06/21/24		1,560	1,391,751
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 7.39%, 01/21/28		644	634,419
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 06/02/28		1,711	1,632,468
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 05/12/28		1,080	1,028,840

			5,180,828

Construction Materials — 1.8%
Core & Main LP, 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 6.88%, 07/27/28		2,527	2,490,378
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/29/25		1,463	1,445,026
Oscar AcquisitionCo. LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 04/29/29		681	643,399
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 7.57%, 06/01/26		533	513,633

			5,092,436

Containers & Packaging — 1.9%
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 12/01/27		2,156	2,090,999
Mauser Packaging Solutions Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.37%, 04/03/24		1,470	1,433,311
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. SOFR CME + 3.75%), 8.19%, 07/31/26		379	367,685
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.94%, 08/18/27		726	580,738
Trident TPI Holdings, Inc., 2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 09/15/28		707	677,622

			5,150,355

Distributors — 1.4%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 6.38%, 01/15/27		733	725,661
Dealer Tire Financial LLC, Term Loan B2, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.82%, 12/14/27		1,568	1,545,423
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (3 mo. LIBOR + 9.50%, 1.00% Floor), 14.26%, 05/30/24 (b)		594	543,058
2020 Super Priority Second Out Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 8.26%, 08/28/24		1,890	964,200

			3,778,342

120	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services — 2.3%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%, 0.75% Floor), 10.16%, 12/30/24	USD	880	$839,477
Ascend Learning LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 12/10/29		482	411,507
2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 12/11/28		1,185	1,118,372
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.69%, 11/24/28		572	560,776
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.33%, 07/11/25		750	720,177
OLA Netherlands BV, Term Loan, (1 mo. SOFR CME + 6.25%, 0.75% Floor), 10.67%, 12/15/26		530	498,341
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.16%, 10/28/27		630	552,352
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (3 mo. LIBOR + 7.50%), 12.27%, 08/10/23		286	281,028
2020 Super Priority Second Out Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 12.27%, 08/10/23		450	204,606
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%, 0.50% Floor), 8.58%, 01/15/27		1,095	1,065,300
Voyage Australia Pty. Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 07/20/28 (b)		201	190,913

			6,442,849

Diversified Financial Services — 6.1%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 4.00%, 0.50% Floor), 8.73%, 02/16/28		263	258,433
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 8.88%, 07/31/26		627	612,153
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 02/04/28		1,068	1,057,240
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.52%, 10/22/26		985	975,070
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 6.88%, 09/01/28		985	955,002
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 11.65%, 12/01/28		237	184,564
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.15%, 12/01/27		366	337,201
EG America LLC, 2018 USD Term Loan, (3 mo. LIBOR + 4.00%), 8.73%, 02/07/25		555	522,676
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 10/01/27		1,909	1,787,071
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 07/03/24 (b)		1,023	1,020,918
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 09/21/29		153	147,099
2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 09/23/28		371	365,622
LBM Acquisition LLC, Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 7.12%, 12/17/27		314	271,308
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 09/25/26		1,578	1,276,220
RVR Dealership Holdings LLC, Term Loan B, (1 mo. SOFRTE + 3.75%, 0.75% Floor), 8.17%, 02/08/28		450	413,629

Security		Par (000)	Value

Diversified Financial Services (continued)
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 6.73%, 11/05/28	USD	826	$820,631
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 6.91%, 01/23/25		939	912,686
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 8.73%, 07/30/25		617	601,145
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 9.73%, 09/01/25		2,291	1,606,137
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 02/28/27		1,023	990,616
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 8.07%, 10/19/27		755	728,530
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 6.82%, 04/30/28		1,003	976,360

			16,820,311

Diversified Telecommunication Services — 1.6%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 11/30/27		235	223,846
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 10/02/27		497	437,209
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.50%, 05/01/28		1,216	1,157,700
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.92%, 11/04/26		1,112	1,100,322
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 03/01/27		917	876,547
Virgin Media SFA Finance Ltd., GBP Term Loan L, (1 mo. SONIA + 3.25%), 6.21%, 01/15/27	GBP	600	669,154

			4,464,778

Electric Utilities — 0.9%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 7.24%, 12/15/27	USD	772	763,749
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 03/31/28		1,984	1,838,173

			2,601,922

Electrical Equipment — 0.9%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 9.48%, 06/23/28		942	893,398
AZZ, Inc., Term Loan B, (1 mo. SOFR CME + 4.25%, 0.50% Floor), 8.67%, 05/13/29		161	161,183
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.88%, 03/31/27		1,492	1,457,501

			2,512,082

Electronic Equipment, Instruments & Components — 0.4%
Coherent Corp., 2022 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 07/02/29		1,048	1,034,853

Entertainment — 0.3%
Delta 2 Lux SARL, Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 7.57%, 01/15/30		796	795,005

Environmental, Maintenance & Security Service — 0.7%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 09/07/27		1,210	1,208,124
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 11/02/27		747	661,107

			1,869,231

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 0.2%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 6.39%, 05/11/24	USD	532	$528,455

Food & Staples Retailing — 0.6%
Nomad Foods U.S. LLC, 2022 Term Loan B, (3 mo. SOFR CME + 3.75%, 0.50% Floor), 8.23%, 11/12/29		624	621,116
U.S. Foods, Inc.
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 09/13/26		648	640,376
2021 Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 11/22/28		408	406,068

			1,667,560

Food Products — 2.2%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/01/25		733	607,816
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%, 0.75% Floor), 9.13%, 10/01/25		939	777,316
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.88%, 10/25/27		1,201	1,174,960
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 6.63%, 01/29/27		2,179	2,117,009
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 7.63%, 02/05/26		247	243,139
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 7.91%, 06/08/28		938	911,826
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.44%, 01/20/28		422	416,869

			6,248,935

Gas Utilities — 0.7%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 12/21/28		2,148	2,037,581

Health Care Equipment & Supplies — 1.7%
Electron BidCo, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 11/01/28		1,351	1,313,668
Insulet Corp., Term Loan B, (3 mo. SOFR CME + 3.25%), 7.69%, 05/04/28		472	464,445
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 10/23/28		2,682	2,544,988
Venga Finance SARL, 2021 USD Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.48%, 12/04/28		401	366,155

			4,689,256

Health Care Providers & Services — 3.0%
CHG Healthcare Services, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 09/29/28		631	616,291
Envision Healthcare Corp.
2022 First Out Term Loan, (3 mo. SOFR CME + 7.875%, 1.00% Floor), 12.61%, 03/31/27		146	129,585
2022 Second Out Term Loan, (3 mo. SOFR CME + 4.25%, 1.00% Floor), 8.83%, 03/31/27		974	331,054
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 8.48%, 02/18/27		1,034	824,119
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.50% Floor), 11.48%, 11/15/29		358	291,417
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.48%, 11/15/28		330	276,804

Security		Par (000)	Value

Health Care Providers & Services (continued)
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 9.23%, 03/05/26	USD	644	$549,597
Ingenovis Health, Inc., Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.14%, 03/06/28		1,000	949,504
Orbcomm, Inc., Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.81%, 09/01/28		538	457,855
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 02/14/25		32	30,296
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.16%, 12/11/26		1,564	1,438,880
Surgery Center Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.05%, 08/31/26		365	360,029
Vizient, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.25%, 0.50% Floor), 6.67%, 04/28/29		208	207,487
WCG Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 8.60%, 01/08/27		891	806,087
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 12/22/28		1,144	1,141,313

			8,410,318

Health Care Services — 0.3%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 07/24/26		597	545,528
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 11/01/29		377	346,840

			892,368

Health Care Technology — 2.6%
AthenaHealth Group, Inc.
2022 Delayed Draw Term loan, (3 mo. SOFR CME + 3.50%), 7.82%, 02/15/29		76	62,360
2022 Term Loan B, (1 mo. SOFR CME + 3.50%, 0.50% Floor), 7.82%, 02/15/29		1,849	1,596,972
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 10/10/25		443	430,620
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 06/02/28		2,672	2,432,668
Press Ganey Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 07/24/26		1,034	947,266
Verscend Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 04/02/29 (b)		1,902	1,873,470

			7,343,356

Hotels, Restaurants & Leisure — 6.9%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 02/02/26		129	116,334
Aristocrat Technologies, Inc., 2022 Term Loan B, (3 mo. SOFR CME + 2.25%, 0.50% Floor), 6.93%, 05/24/29		62	61,864
Bally’s Corp., 2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.54%, 10/02/28		554	511,024
Burger King (Restaurant Brands Int), Term Loan B4, (3 mo. LIBOR + 1.75%), 6.14%, 11/19/26		998	979,321
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 12/23/24		840	837,362
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 7.88%, 07/21/25		427	425,332
Carnival Corp., USD Term Loan B, (1 mo. LIBOR + 3.00%, 0.75% Floor), 7.38%, 06/30/25		891	851,623

122	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 6.39%, 03/17/28	USD	476	$471,352
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 11.88%, 05/01/28		564	562,526
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 7.73%, 03/08/24		2,387	1,787,271
Fertitta Entertainment LLC, 2022 Term Loan B, (1 mo. SOFRTE + 4.00%, 0.50% Floor), 8.32%, 01/27/29		2,336	2,216,790
Flutter Financing B.V., 2022 USD Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 8.09%, 07/22/28		729	725,023
Four Seasons Hotels Ltd., 2022 Term Loan B, (1 mo. SOFR CME + 3.25%, 0.50% Floor), 7.67%, 11/30/29		1,895	1,893,831
IRB Holding Corp., 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 7.13%, 02/05/25		969	959,325
Penn National Gaming, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.75%, 0.50% Floor), 7.17%, 05/03/29		915	904,510
Playa Resorts Holding B.V., 2022 Term Loan B, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.58%, 01/05/29		296	288,046
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 03/13/28		1,058	1,008,256
Scientific Games International, Inc., 2022 USD Term Loan, (1 mo. SOFR CME + 3.00%, 0.50% Floor), 7.42%, 04/14/29		502	494,400
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 6.98%, 07/21/26		685	674,633
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.25% Floor), 6.64%, 02/08/27		1,260	1,227,556
Travelport Finance Luxembourg SARL, 2021 Consented Term Loan, (3 mo. LIBOR + 6.75%), 11.48%, 05/29/26		888	601,385
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 08/03/28		1,395	1,346,381
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 05/30/25		332	330,874

			19,275,019

Household Durables — 1.7%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%, 0.50% Floor), 8.98%, 05/17/28		1,014	754,812
Hunter Douglas, Inc., USD Term Loan B1, (3 mo. SOFR CME + 3.50%), 7.86%, 02/26/29		1,487	1,302,255
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 6.13%, 02/04/27		925	915,975
Snap One Holdings Corp., Term Loan B, (1 mo. LIBOR + 4.50%, 0.50% Floor), 8.88%, 12/08/28 (b)		363	331,565
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 10/06/28		508	413,896
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 10/30/27		1,262	1,060,123

			4,778,626

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (3 mo. LIBOR + 2.00%, 0.50% Floor), 6.60%, 03/03/28		329	322,555

Independent Power and Renewable Electricity Producers — 0.6%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 01/15/25		310	309,097

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 6.38%, 08/12/26	USD	466	$459,522
Term Loan B9, (1 mo. LIBOR + 2.00%), 6.39%, 04/05/26		867	854,544

			1,623,163

Industrial Conglomerates — 1.9%
AVSC Holding Corp.
2020 Term Loan B1, (3 mo. LIBOR + 3.25%, 1.00% Floor), 7.68%, 03/03/25		619	566,257
2020 Term Loan B3, (3 mo. LIBOR + 15.00%), 15.00%, 10/15/26		592	605,069
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.16%, 09/29/28		1,067	1,029,499
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%, 0.75% Floor), 11.48%, 07/28/28		670	566,867
Vertical U.S. Newco, Inc., Term Loan B, (6 mo. LIBOR + 3.50%, 0.50% Floor), 6.87%, 07/30/27		1,164	1,120,807
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 6.89%, 03/02/2c7		1,502	1,442,731

			5,331,230

Insurance — 4.8%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/09/25		1,770	1,744,721
2021 Term Loan B4, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.85%, 11/06/27		2,339	2,294,309
Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/09/25		625	616,339
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 6.63%, 02/19/28		1,188	1,165,013
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27		624	604,644
2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 02/12/27		602	582,641
Hub International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 7.33%, 04/25/25		1,756	1,734,341
2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.53%, 04/25/25		1,648	1,631,453
2022 Term Loan B, (3 mo. SOFR CME + 4.00%, 0.75% Floor), 8.22%, 11/10/29		337	332,976
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 7.63%, 02/15/27		115	109,354
Ryan Specialty Group LLC, Term Loan, (1 mo. SOFR CME + 3.00%, 0.75% Floor), 7.42%, 09/01/27		841	833,673
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 12/31/25		484	470,572
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 09/03/26		622	609,706
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 8.63%, 09/03/26		501	494,150

			13,223,892

Interactive Media & Services — 1.5%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 2.75%, 0.75% Floor), 7.48%, 06/26/28		1,066	1,051,309

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services (continued)
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.38%, 10/30/26	USD	1,319	$1,297,827
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 6.38%, 08/10/27		451	446,111
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.89%, 01/29/26		1,424	1,402,793

			4,198,040

Internet & Direct Marketing Retail — 0.8%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. SOFR CME + 3.50%, 0.75% Floor), 7.24%, 11/08/27		1,133	1,094,488
Go Daddy Operating Co. LLC, 2022 Term Loan B5, (1 mo. SOFR CME + 3.25%), 7.57%, 10/21/29		917	914,579
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 02/12/27 (b)		227	187,378

			2,196,445

Internet Software & Services — 0.4%
Uber Technologies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 8.23%, 02/25/27		1,090	1,086,862

IT Services — 6.6%
Aruba Investments Holdings LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 0.75% Floor), 12.14%, 11/24/28		885	800,925
2020 USD Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.14%, 11/24/27		471	456,137
Boxer Parent Co., Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/02/25		1,252	1,196,354
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 10/30/26		1,203	1,182,328
CCC Intelligent Solutions, Inc., Term Loan, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 09/21/28		1,038	1,027,145
CoreLogic, Inc.
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.50% Floor), 10.94%, 06/04/29		873	611,817
Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.94%, 06/02/28		2,079	1,728,205
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 04/28/28		1,251	1,236,907
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 12/01/27		2,716	2,601,792
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27		1,556	1,280,963
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 12.73%, 10/09/28		2,590	2,570,575
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 6.13%, 11/16/26		1,143	1,125,938
2021 Term Loan B6, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 12/01/28		1,482	1,465,729
Virtusa Corp., First Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28		432	415,901

Security		Par (000)	Value

IT Services (continued)
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 6.63%, 03/31/28	USD	600	$595,889
ZoomInfo LLC, 2021 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.48%, 02/02/26		135	134,367

			18,430,972

Leisure Products — 0.5%
Fender Musical Instruments Corp., 2021 Term Loan B, (3 mo. SOFRTE + 4.00%, 0.50% Floor), 8.42%, 12/01/28 (b)		601	482,909
MND Holdings III Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 8.23%, 06/19/24		610	581,063
Peloton Interactive, Inc., Term Loan, (2 mo. SOFR CME + 6.50%, 0.50% Floor), 11.76%, 05/25/27		212	207,872

			1,271,844

Life Sciences Tools & Services — 2.9%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 11/08/27		1,283	1,275,046
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.88%, 02/04/27		2,041	1,795,623
ICON Luxembourg SARL, LUX Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28		1,564	1,557,909
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3 mo. SOFRTE + 3.00%, 0.50% Floor), 6.96%, 10/19/27		920	902,002
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/15/28		2,103	2,021,323
PRA Health Sciences, Inc., US Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28		390	388,155

			7,940,058

Machinery — 3.2%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%, 0.50% Floor), 9.57%, 08/17/26		1,133	1,067,977
Clark Equipment Co., 2022 Term Loan B, (3 mo. SOFR CME + 2.50%, 0.50% Floor), 7.18%, 04/20/29		186	183,733
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.50%, 05/14/28		239	235,375
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 10/21/28		724	709,361
Fluidra SA, 2022 USD Term Loan B, (1 mo. SOFR CME + 2.00%), 6.42%, 01/29/29		191	181,087
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. SOFR CME + 1.75%), 6.17%, 03/01/27		1,378	1,365,120
Madison IAQ LLC, Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.99%, 06/21/28		2,288	2,123,346
SPX Flow, Inc., 2022 Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.92%, 04/05/29		855	791,600
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 8.15%, 03/28/25		2,389	2,226,866
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 10/04/28		77	76,930

			8,961,395

Media — 11.0%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 6.83%, 07/15/25		688	664,811

124	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Media (continued)
Altice Financing SA (continued)
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 6.83%, 01/31/26	USD	950		$912,275
Altice France SA/France, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 8.65%, 08/14/26		2,130		1,976,511
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 7.27%, 04/22/26		929		500,365
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 6.38%, 05/03/28		301		293,573
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 6.14%, 04/30/25		1,604		1,593,105
City Football Group Ltd., Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.36%, 07/21/28		1,036		965,919
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 7.91%, 08/21/26		2,341		2,127,480
CMG Media Corp., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 8.23%, 12/17/26		—	(h)	134
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 12/11/26		3,461		3,416,585
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 6.57%, 07/17/25		1,194		1,158,145
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 6.82%, 04/15/27		516		459,565
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 7.13%, 01/07/28		339		328,521
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 7.64%, 12/01/23		538		400,248
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 03/24/25		813		774,217
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 10/17/26		1,555		1,515,742
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 09/13/24		1,888		1,831,890
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 8.13%, 09/13/24		1,228		1,191,544
2021 2nd Lien Term Loan, (3 mo. SOFR CME + 6.25%), 10.65%, 02/23/29		1,249		1,112,992
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 6.88%, 09/18/26		489		484,497
Sinclair Television Group, Inc., 2022 Term Loan B4, (1 mo. SOFR CME + 3.75%), 8.17%, 04/21/29		1,118		1,060,504
UFC Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.75% Floor), 7.11%, 04/29/26		553		545,428
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 2.93%), 7.24%, 01/31/29		474		461,834
Virgin Media Bristol LLC
2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 7.57%, 01/31/29		278		275,012
USD Term Loan N, (1 mo. LIBOR + 2.50%), 6.82%, 01/31/28		609		598,040
Voyage Digital Ltd., USD Term Loan B, (3 mo. SOFRTE + 4.50%, 0.50% Floor), 8.78%, 05/11/29 (b)		625		613,925

Security		Par (000)	Value

Media (continued)
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 7.14%, 05/18/25	USD	1,667	$1,627,868
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.13%), 6.51%, 01/20/28		1,308	1,291,565
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/09/27		3,114	2,513,259

			30,695,554

Oil, Gas & Consumable Fuels — 1.5%
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 12/13/25		563	532,197
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 06/28/24		25	15,574
2020 Take Back Term Loan, (1 mo. LIBOR + 1.00%, 3.00% PIK), 5.38%, 06/30/25 (g)		185	97,171
M6 ETX Holdings II Midco LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.16%, 09/19/29		164	164,433
Medallion Midland Acquisition LLC, 2021 Term Loan, (3 mo. SOFR CME + 3.75%, 0.75% Floor), 8.59%, 10/18/28		1,188	1,175,003
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%, 0.50% Floor), 5.93%, 01/31/28		394	393,491
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.92%, 10/05/28		1,909	1,883,257

			4,261,126

Personal Products — 1.4%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3 mo. SOFRTE + 6.00%, 1.00% Floor), 10.51%, 12/22/26		251	242,030
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 07/03/28		127	126,065
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.48%, 10/01/26		3,739	3,574,409

			3,942,504

Pharmaceuticals — 2.3%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 8.09%, 05/04/25		747	667,689
Bausch Health Cos., Inc., 2022 Term Loan B, (1 mo. SOFR CME + 5.25%, 0.50% Floor), 9.67%, 02/01/27		701	530,544
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 02/22/28		983	965,646
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 5.87%, 08/01/27		936	897,043
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 05/05/28		1,252	1,238,795
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 10/27/28		432	428,567
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 7.75%, 06/02/28		951	940,610
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 7.73%, 11/18/27 (b)		896	830,696

			6,499,590

S C H E D U L E O F I N V E S T M E N T S	125

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services — 1.5%
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (1 mo. SOFR CME + 3.25%), 7.57%, 01/18/29	USD	440	$431,711
Term Loan, (1 mo. LIBOR + 3.25%), 7.64%, 02/06/26		1,439	1,423,602
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29		375	365,584
2022 USD Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29		812	792,099
Galaxy U.S. Opco, Inc., Term Loan, (1 mo. SOFR CME + 4.75%, 0.50% Floor), 9.07%, 04/29/29		1,244	1,122,710

			4,135,706

Real Estate Management & Development — 1.0%
Chariot Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/03/28		1,516	1,426,007
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 08/21/25		1,450	1,414,681

			2,840,688

Road & Rail — 0.4%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 08/06/27		406	392,506
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 9.60%, 08/04/25		721	640,554

			1,033,060

Semiconductors & Semiconductor Equipment — 0.4%
MKS Instruments, Inc., 2022 USD Term Loan B, 08/17/29 (i)		713	703,406
Synaptics, Inc., Term Loan B, (6 mo. LIBOR + 2.25%, 0.50% Floor), 7.40%, 12/02/28		386	377,425

			1,080,831

Software — 12.6%
Applied Systems, Inc.
2021 2nd Lien Term Loan, (3 mo. SOFR CME + 6.75%, 0.75% Floor), 11.33%, 09/19/25		439	434,061
2022 Extended 1st Lien Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 09/18/26		302	299,831
Barracuda Networks, Inc., 2022 Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 8.59%, 08/15/29		473	455,329
Central Parent, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 07/06/29		452	447,376
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%, 0.50% Floor), 10.38%, 10/08/29		482	400,865
2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/08/28		886	830,723
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/16/28		736	655,427
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/28/24		790	662,346
E2open LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.68%, 02/04/28		176	172,367
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 12.13%, 07/31/28		1,316	1,294,286
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 3.75%), 8.48%, 03/11/28		860	842,030
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 7.19%, 10/27/28		2,371	2,321,028

Security		Par (000)	Value

Software (continued)
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 6.12%, 10/30/28 (b)	USD	450	$440,610
IPS Corp.
2021 2nd Lien Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 11.38%, 10/01/29 (b)		645	541,800
2021 Delayed Draw Term Loan, 3.50%, 10/02/28		66	58,404
2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 10/02/28		367	326,466
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.17%, 07/27/28		1,492	1,270,014
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 12.67%, 07/27/29		1,358	1,064,136
McAfee Corp., 2022 USD Term Loan B, (1 mo. SOFR CME + 3.75%), 7.97%, 03/01/29		2,143	1,989,753
Planview Parent, Inc.
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 11.98%, 12/18/28		572	506,220
Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 12/17/27		651	602,517
Proofpoint, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.98%, 08/31/28		1,728	1,658,128
2nd Lien Term Loan, (3 mo. LIBOR + 6.25%, 0.50% Floor), 10.98%, 08/31/29		895	856,220
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 04/24/28		3,871	3,673,451
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 10.88%, 04/23/29		1,825	1,747,540
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 7.63%, 05/30/25		415	395,265
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. SOFR CME + 3.00%), 7.09%, 08/01/25		1,707	1,692,828
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 10/07/27		1,348	1,297,853
Tempo Acquisition LLC, 2022 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.32%, 08/31/28		2,962	2,950,375
TIBCO Software, Inc., 2022 USD Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 03/30/29		2,368	2,110,480
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.00%, 05/03/27		865	791,984
2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.00%, 05/04/26		784	744,841
Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 05/04/26		1,617	1,556,265

			35,090,819

Specialty Retail — 4.7%
Belron Finance U.S. LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 6.94%, 11/13/25		268	266,166
2019 USD Term Loan B3, (3 mo. LIBOR + 2.25%), 6.69%, 10/30/26		655	650,658
2021 USD Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 7.06%, 04/13/28		1,701	1,681,525
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (1 day SONIA + 4.25%), 6.54%, 06/23/25	GBP	1,000	1,102,829
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.50% Floor), 8.98%, 03/31/26	USD	350	326,281

126	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/24/28 (b)	USD	421	$412,335
Mavis Tire Express Services Corp., 2021 Term Loan B, (1 mo. SOFR CME + 4.00%, 0.75% Floor), 8.50%, 05/04/28		1,848	1,759,421
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 8.63%, 08/31/26		1,053	894,881
Midas Intermediate Holdco II LLC, (1 mo. SOFR CME + 8.35%, 0.75% Floor), 12.67%, 06/30/27		1,924	1,656,543
PetSmart, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28		2,272	2,219,026
Restoration Hardware, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.25%, 0.50% Floor), 7.67%, 10/20/28		534	497,806
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/01/28		869	861,630
Woof Holdings, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.10%, 12/21/27		335	314,371
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 0.75% Floor), 11.60%, 12/21/28		345	310,500

			12,953,972

Technology Hardware, Storage & Peripherals — 0.1%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 9.38%, 07/23/26		495	328,438

Textiles, Apparel & Luxury Goods — 0.3%
Crocs, Inc., Term Loan B, (3 mo. SOFRTE + 3.50%, 0.50% Floor), 7.80%, 02/20/29		851	832,420

Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 05/19/28		846	837,190
ION Trading Finance Ltd., 2021 USD Term Loan, (3 mo. LIBOR + 4.75%), 9.48%, 04/03/28		415	393,103
SRS Distribution, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.50%), 7.92%, 06/02/28		611	582,610

			1,812,903

Wireless Telecommunication Services — 1.0%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.16%, 04/30/28		674	667,151
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 04/11/25		2,053	2,044,354

			2,711,505

Total Floating Rate Loan Interests — 128.3% (Cost: $375,844,569)			356,679,975

		Shares

Investment Companies

Fixed Income Funds — 0.4%
Invesco Senior Loan ETF		35,400	726,762
iShares iBoxx High Yield Corporate Bond ETF (j)		5,000	368,150

			1,094,912

Total Investment Companies — 0.4% (Cost: $1,132,717)			1,094,912

Security		Benefical Interest (000)	Value

Other Interests

IT Services (b)(k) — 0.0%
Millennium Corp. Claim	USD	930	$—
Millennium Lender Claim Trust		991	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Shares

Warrants

Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Expires 06/30/27, Strike Price USD 10.00) (a)		2,121	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/27/24, Strike Price USD 36.00) (a)		617	7,774

Total Warrants — 0.0% (Cost: $ — )			7,774

Total Investments — 131.1% (Cost: $385,523,127)			364,339,289

Liabilities in Excess of Other Assets — (31.1)%			(86,361,662)

Net Assets — 100.0%			$277,977,627

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $822, representing less than 0.05% of its net assets as of period end, and an original cost of $131,156.

(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Rounds to less than 1,000.
(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Affiliate of the Trust.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

S C H E D U L E O F I N V E S T M E N T S	127

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class (a)	$—	$62,640,717	$(62,640,717)	$—	$—	$—	—	$7,771	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	359,769	—	—	8,381	368,150	5,000	3,578	—

				$—	$8,381	$368,150		$11,349	$—

(a)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD 1,731,611	GBP	1,416,000	Westpac Banking Corp.	03/15/23	$16,760

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount	(000) (b)	Value	Upfront Premium Paid (Received	)	Unrealized Appreciation (Depreciation	)

CDX.NA.HY.38.V2	5.00%	Quarterly	06/20/27	B		USD	2,802		$63,349	$19,877		$43,472

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$19,877	$—	$43,472	$—

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

128	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$16,760	$—	$—	$16,760
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps (a)	—	43,472	—	—	—	—	43,472

	$—	$43,472	$—	$16,760	$—	$—	$60,232

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$162,979	$—	$—	$162,979
Swaps	—	—	—	—	8,503	—	8,503

	$—	$—	$—	$162,979	$8,503	$—	$171,482

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$65,756	$—	$—	$65,756
Swaps	—	(25,267)	—	—	—	—	(25,267)

	$—	$(25,267)	$—	$65,756	$—	$—	$40,489

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,835,448
Credit default swaps:
Average notional value — sell protection	$4,008,350
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$16,760	$—
Swaps — centrally cleared	—	26

Total derivative assets and liabilities in the Statements of Assets and Liabilities	16,760	26

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(26)

Total derivative assets and liabilities subject to an MNA	$16,760	$—

S C H E D U L E O F I N V E S T M E N T S	129

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT)

The following table presents the Trust’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)(b)

Westpac Banking Corp.	$16,760	$—	$—	$—	$16,760

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Auto Components	$22,076	$—	$—	$22,076
Construction & Engineering	24,526	—	—	24,526
Household Durables	—	—	—	—
Metals & Mining	—	416	822	1,238
Software	8—	—	8
Specialty Retail	—	335,472	—	335,472
Corporate Bonds	—	6,173,308	—	6,173,308
Floating Rate Loan Interests	—	348,717,048	7,962,927	356,679,975
Investment Companies	1,094,912	—	—	1,094,912
Other Interests	—	—	—	—
Warrants	7,774	—	—	7,774
Liabilities
Unfunded Floating Rate Loan Interests (a)	—	(46,823)	—	(46,823)

	$1,149,296	$355,179,421	$7,963,749	$364,292,466

Derivative Financial Instruments (b)
Assets
Credit Contracts	$—	$43,472	$—	$43,472
Foreign Currency Exchange Contracts	—	16,760	—	16,760

	$—	$60,232	$—	$60,232

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $91,000,000 are categorized as Level 2 within the fair value hierarchy.

130	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Trust (BGT)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds		Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Total

Assets/Liabilities
Opening balance, as of December 31, 2021	$486	$—	(a)	$17,379,496	—	(a)	$(182)	$17,379,800
Transfers into Level 3 (b)	—	—		5,260,163	—		—	5,260,163
Transfers out of Level 3 (c)	—	—		(7,705,117)	—		182	(7,704,935)
Accrued discounts/premiums	—	—		14,310	—		—	14,310
Net realized gain (loss)	—	—		35,496	—		—	35,496
Net change in unrealized appreciation (depreciation) (d)(e)	336	—		(580,187)	—		—	(579,851)
Purchases	—	—		742,335	—		—	742,335
Sales	—	—		(7,183,569)	—		—	(7,183,569)

Closing balance, as of December 31, 2022	$822	$—	(a)	$7,962,927	—	(a)	$—	$7,963,749

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 (e)	$336	$—		$(502,632)	—		$—	$(502,296)

(a)	Rounds to less than $1.
(b)
As of December 31, 2021, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2022, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)
As of December 31, 2021, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2022, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	131

Statements of Assets and Liabilities
December 31, 2022

	BHK	HYT (a)	BTZ	BGT

ASSETS
Investments, at value — unaffiliated (b)	$1,004,317,381	$1,822,718,651	$1,659,260,305	$363,971,139
Investments, at value — affiliated (c)	2,477,689	723,084	8,145,069	368,150
Cash	50,022	1,187,710	64,077	1,555,104
Cash pledged:
Collateral — reverse repurchase agreements	5,231,995	—	1,098,816	—
Collateral — exchange-traded options written	—	—	1,090,000	—
Collateral — OTC derivatives	1,739,000	20,000	3,400,000	—
Collateral — TBA commitments	231,000	—	—	—
Futures contracts	3,309,111	2,094,000	4,593,000	—
Centrally cleared swaps	2,070,000	—	7,215,000	265,000
Foreign currency, at value (d)	651,573	9,756	—	—
Receivables:
Investments sold	196,253	550,505	6,392,869	3,902,992
TBA sale commitments	7,574,941	—	—	—
Dividends — unaffiliated	24,339	—	—	—
Dividends — affiliated	32,107	5,961	39,484	3,070
Interest — unaffiliated	11,113,439	28,006,839	23,694,134	1,785,313
Due from broker	1,896,818	—	—	—
Variation margin on futures contracts	515,822	351,742	1,076,484	—
Variation margin on centrally cleared swaps	87,160	4,173	—	—
Swap premiums paid	5,537	45,097	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	9,439	37,521	—	16,760
OTC swaps	2,938	41,946	—	—
Deferred offering costs	147,699	186,983	—	113,368
Prepaid expenses	4,538	11,128	8,629	2,324

Total assets	1,041,688,801	1,855,995,096	1,716,077,867	371,983,220

LIABILITIES
Foreign bank overdraft (e)	—	—	—	59,866
Due to broker	241,000	—	418,485	—
Cash received as collateral for reverse repurchase agreements	823,818	—	15,478	—
Options written, at value (f)	—	197,392	46,721	—
TBA sale commitments, at value (g)	7,475,972	—	—	—
Reverse repurchase agreements, at value	387,219,110	—	589,324,056	—
Payables:
Investments purchased	54,376,760	2,379,465	68,080,909	1,853,794
Reverse repurchase agreements	—	—	4,713,498	—
Accounting services fees	47,249	62,914	62,457	21,750
Bank borrowings	—	529,000,000	—	91,000,000
Custodian fees	11,695	23,536	26,214	13,145
Interest expense and fees	—	2,330,085	—	435,378
Investment advisory fees	420,727	954,964	865,794	238,746
Trustees’ and Officer’s fees	209,978	607,810	789,890	209,156
Other accrued expenses	71,958	156,949	129,032	20,715
Professional fees	112,926	156,303	92,190	92,463
Transfer agent fees	31,851	46,393	43,726	13,731
Variation margin on futures contracts	823,361	—	518,417	—
Variation margin on centrally cleared swaps	—	—	5,056,935	26
Swap premiums received	1,329,578	240,474	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	21,034	104,135	—	—
OTC swaps	386,452	197,646	—	—
Unfunded floating rate loan interests	14,016	93,418	8,026	46,823

Total liabilities	453,617,485	536,551,484	670,191,828	94,005,593

NET ASSETS	$588,071,316	$1,319,443,612	$1,045,886,039	$277,977,627

132	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
(continued)
December 31, 2022

	BHK	HYT (a)	BTZ	BGT

NET ASSETS CONSIST OF
Paid-in capital (h)(i)(j)	$754,580,785	$1,686,432,389	$1,232,128,209	$328,730,953
Accumulated loss	(166,509,469)	(366,988,777)	(186,242,170)	(50,753,326)

NET ASSETS	$588,071,316	$1,319,443,612	$1,045,886,039	$277,977,627

Net asset value (h)(i)(j)	$10.89	$9.25	$11.19	$12.43

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$1,110,829,279	$2,017,488,400	$1,797,332,875	$385,163,358
(c) Investments, at cost — affiliated	$2,477,689	$723,084	$8,145,069	$359,769
(d) Foreign currency, at cost	$651,102	$9,763	$—	$—
(e) Foreign bank overdraft, at cost	$—	$—	$—	$60,128
(f) Premiums received	$—	$336,213	$102,203	$—
(g) Proceeds from TBA sale commitments	$7,574,941	$—	$—	$—
(h) Shares outstanding	54,010,702	142,699,920	93,507,103	22,370,659
(i) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(j) Par value	$0.001	$0.10	$0.001	$0.001
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	133

Statements of Operations
Year Ended December 31, 2022

	BHK	HYT (a)	BTZ	BGT

INVESTMENT INCOME
Dividends — unaffiliated	$280,405	$922,523	$2,174,720	$36,066
Dividends — affiliated	135,746	158,664	136,615	11,349
Interest — unaffiliated	47,338,779	108,273,649	90,452,364	24,204,817
Other income — unaffiliated	—	287,983	247,544	295,681

Total investment income	47,754,930	109,642,819	93,011,243	24,547,913

EXPENSES
Investment advisory	5,512,710	10,852,940	10,456,130	3,055,201
Accounting services	132,531	162,950	112,289	64,884
Custodian	117,071	110,639	80,778	39,563
Professional	106,506	160,352	87,814	100,737
Transfer agent	89,944	135,459	21,038	44,772
Printing and postage	20,026	19,641	33,075	13,008
Registration	17,925	24,648	27,063	8,006
Trustees and Officer	9,190	5,250	—	—
Miscellaneous	78,664	256,225	54,448	5,432

Total expenses excluding interest expense	6,084,567	11,728,104	10,872,635	3,331,603
Interest expense and fees	7,055,023	12,624,286	9,937,269	2,953,532

Total expenses	13,139,590	24,352,390	20,809,904	6,285,135
Less:
Fees waived and/or reimbursed by the Manager	(6,270)	(19,599)	(6,229)	(635)

Total expenses after fees waived and/or reimbursed	13,133,320	24,332,791	20,803,675	6,284,500

Net investment income	34,621,610	85,310,028	72,207,568	18,263,413

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(50,156,544)	(51,859,753)	(28,719,532)	(4,371,633)
Investments — affiliated	—	(624,262)	—	—
Forward foreign currency exchange contracts	834,811	4,312,315	—	162,979
Foreign currency transactions	15,744	105,810	(3)	2,229
Futures contracts	(9,449,289)	3,077,692	(680,376)	—
Options written	(4,119,532)	128,267	2,508,306	—
Swaps	4,568,778	(3,943,018)	(43,250)	8,503

	(58,306,032)	(48,802,949)	(26,934,855)	(4,197,922)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(182,203,386)	(242,919,974)	(321,604,458)	(20,015,471)
Investments — affiliated	—	(576,952)	—	8,381
Forward foreign currency exchange contracts	141,169	372,219	—	65,756
Foreign currency translations	9,878	25,837	—	971
Futures contracts	(1,108,417)	651,873	1,945,084	—
Options written	(88,306)	131,133	55,482	—
Swaps	3,758,847	(664,076)	(5,657,021)	(25,267)
Unfunded floating rate loan interests	(14,093)	(102,300)	(8,026)	(46,111)

	(179,504,308)	(243,082,240)	(325,268,939)	(20,011,741)

Net realized and unrealized loss	(237,810,340)	(291,885,189)	(352,203,794)	(24,209,663)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(203,188,730)	$(206,575,161)	$(279,996,226)	$(5,946,250)

(a)	Consolidated Statement of Operations.
See notes to financial statements.

134	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BHK		HYT (a)

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$34,621,610	$38,808,459	$85,310,028	$93,004,873
Net realized gain (loss)	(58,306,032)	18,970,678	(48,802,949)	67,211,285
Net change in unrealized appreciation (depreciation)	(179,504,308)	(53,684,376)	(243,082,240)	(41,679,483)

Net increase (decrease) in net assets resulting from operations	(203,188,730)	4,094,761	(206,575,161)	118,536,675

DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(43,352,180)	(56,675,846)	(75,141,728)	(98,245,910)
Return of capital	(969,019)	—	(32,825,998)	(15,806,301)

Decrease in net assets resulting from distributions to shareholders	(44,321,199)	(56,675,846)	(107,967,726)	(114,052,211)

CAPITAL SHARE TRANSACTIONS
Proceeds from rights offering (Note 11)	—	—	167,749,786	—
Reinvestment of distributions	267,474	925,044	1,065,866	3,779,473

Net increase in net assets derived from capital share transactions	267,474	925,044	168,815,652	3,779,473

NET ASSETS
Total increase (decrease) in net assets	(247,242,455)	(51,656,041)	(145,727,235)	8,263,937
Beginning of year	835,313,771	886,969,812	1,465,170,847	1,456,906,910

End of year	$588,071,316	$835,313,771	$1,319,443,612	$1,465,170,847

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	135

Statements of Changes in Net Assets
(continued)

	BTZ		BGT

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$72,207,568	$79,256,091	$18,263,413	$14,622,796
Net realized gain (loss)	(26,934,855)	21,968,234	(4,197,922)	4,145,350
Net change in unrealized appreciation (depreciation)	(325,268,939)	(63,539,672)	(20,011,741)	(507,334)

Net increase (decrease) in net assets resulting from operations	(279,996,226)	37,684,653	(5,946,250)	18,260,812

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income	(65,195,451)	(80,320,881)	(16,820,514)	(14,667,710)
Return of capital	(21,102,257)	(13,796,133)	—	(2,693,947)

Decrease in net assets resulting from distributions to shareholders	(86,297,708)	(94,117,014)	(16,820,514)	(17,361,657)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	33,408	—	—	—
Reinvestment of distributions	—	425,778	32,244	106,634
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(419,729)

Net increase (decrease) in net assets derived from capital share transactions	33,408	425,778	32,244	(313,095)

NET ASSETS
Total increase (decrease) in net assets	(366,260,526)	(56,006,583)	(22,734,520)	586,060
Beginning of year	1,412,146,565	1,468,153,148	300,712,147	300,126,087

End of year	$1,045,886,039	$1,412,146,565	$277,977,627	$300,712,147

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

136	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
Year Ended December 31, 2022

	BHK	HYT (a)	BTZ	BGT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(203,188,730)	$(206,575,161)	$(279,996,226)	$(5,946,250)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	1,233,466,923	813,821,867	713,022,418	129,992,672
Purchases of long-term investments	(1,200,254,143)	(833,753,774)	(700,947,318)	(76,949,328)
Net proceeds from sales (purchases) of short-term securities	23,544,853	(88,733)	13,442,002	—
Amortization of premium and accretion of discount on investments and other fees	917,793	(630,518)	1,683,804	(744,404)
Paid-in-kind income	(2,890)	(36,323)	(27,389)	(89,011)
Premiums paid on closing options written	(12,488,696)	(430,439)	(631,610)	—
Premiums received from options written	2,111,028	882,712	4,472,118	—
Net realized loss on investments and options written	53,511,546	52,380,564	25,002,571	4,535,422
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	182,402,680	243,759,950	321,557,002	19,987,445
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(31,991)	(5,957)	(39,421)	(3,068)
Dividends — unaffiliated	—	108,458	—	—
Interest — unaffiliated	(527,191)	(1,590,281)	85,971	(493,091)
Variation margin on futures contracts	(337,313)	(351,508)	(986,851)	—
Variation margin on centrally cleared swaps	(87,160)	(4,173)	—	6,346
Swap premiums paid	(1,128)	(5,827)	—	—
Prepaid expenses	1,622	(11,128)	(1,506)	(206)
Deferred offering costs	(147,699)	(186,983)	—	(113,368)
Increase (Decrease) in Liabilities
Due to broker	241,000	—	418,485	—
Cash received
Collateral — reverse repurchase agreements	553,818	—	15,478	—
Collateral — OTC derivatives	(480,000)	(430,000)	—	—
Payables
Accounting services fees	(6,646)	(11,601)	(9,720)	(341)
Custodian fees	(17,188)	(70)	11,475	3,767
Interest expense and fees	1,915,638	1,806,645	1,006,052	315,470
Investment advisory fees	(112,331)	(115,304)	(183,233)	(42,593)
Trustees’ and Officer’s fees	(120,115)	(225,727)	(295,885)	(94,902)
Other accrued expenses	25,072	(119,990)	15,107	(1,443)
Professional fees	(21,363)	(68,806)	(28,367)	109
Transfer agent fees	16,287	22,599	(138,011)	8,148
Variation margin on futures contracts	774,008	(523)	513,673	—
Variation margin on centrally cleared swaps	(579,186)	—	5,056,935	26
Swap premiums received	(1,680,120)	94,630	—	—

Net cash provided by operating activities	79,398,378	68,234,599	103,017,554	70,371,400

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(56,450,527)	(116,422,466)	(94,142,954)	(18,235,497)
Payments for bank borrowings	—	(629,000,000)	—	(117,000,000)
Proceeds from bank borrowings	—	511,000,000	—	65,000,000
Increase in bank overdraft	—	—	—	29,748
Proceeds from issuance of capital shares	—	—	33,408	—
Proceeds from rights offering	—	167,749,786	—	—
Net borrowing of reverse repurchase agreements	(20,218,497)	—	6,014,885	—

Net cash used for financing activities	(76,669,024)	(66,672,680)	(88,094,661)	(70,205,749)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	5,771	(1,636)	—	971

F I N A N C I A L S T A T E M E N T S	137

Statements of Cash Flows
(continued)
Year Ended December 31, 2022

	BHK	HYT	(a)	BTZ	BGT

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	$2,735,125	$1,560,283		$14,922,893	$166,622
Restricted and unrestricted cash and foreign currency at beginning of year	12,444,394	1,751,183		2,538,000	1,653,482

Restricted and unrestricted cash and foreign currency at end of year	$15,179,519	$3,311,466		$17,460,893	$1,820,104

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$5,139,385	$10,817,641		$8,931,217	$2,638,062

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$267,474	$1,065,866		$—	$32,244

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$50,022	$1,187,710		$64,077	$1,555,104
Cash pledged
Collateral — reverse repurchase agreements	5,231,995	—		1,098,816	—
Collateral — exchange-traded options written	—	—		1,090,000	—
Collateral — OTC derivatives	1,739,000	20,000		3,400,000	—
Collateral — TBA commitments	231,000	—		—	—
Futures contracts	3,309,111	2,094,000		4,593,000	—
Centrally cleared swaps	2,070,000	—		7,215,000	265,000
Foreign currency at value	651,573	9,756		—	—
Due from broker	1,896,818	—		—	—

	$15,179,519	$3,311,466		$17,460,893	$1,820,104

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.

138	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	BHK

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of period	$15.47	$16.45		$15.32	$15.79		$14.08	$14.96

Net investment income (a)	0.64	0.72		0.72	0.22		0.66	0.72
Net realized and unrealized gain (loss)	(4.40)	(0.65)		1.24		(0.36)	1.82	(0.82)

Net increase (decrease) from investment operations	(3.76)	0.07		1.96		(0.14)	2.48	(0.10)

Distributions (b)
From net investment income	(0.69)	(0.80)		(0.64)		(0.27)	(0.73)	(0.78)
From net realized gain	(0.11)	(0.25)		(0.19)		(0.04)	(0.04)	—
Return of capital	(0.02)	—		—		(0.02)	—	—

Total distributions	(0.82)	(1.05)		(0.83)		(0.33)	(0.77)	(0.78)

Net asset value, end of period	$10.89	$15.47		$16.45	$15.32		$15.79	$14.08

Market price, end of period	$10.38	$16.51		$16.30	$14.58		$14.56	$12.85

Total Return (c)
Based on net asset value	(24.44)%	0.50	% (d)	13.24%	(0.75	)% (e)	18.86%	(0.24)%

Based on market price	(32.52)%	8.25%		17.90%	2.43	% (e)	20.09%	(3.40)%

Ratios to Average Net Assets (f)
Total expenses	1.95%	0.85%		0.91%	1.42	% (g)(h)	1.72%	1.60%

Total expenses after fees waived and/or reimbursed	1.95%	0.85%		0.90%	1.42	% (g)	1.72%	1.60%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.90%	0.81%		0.75%	0.79	% (g)	0.77%	0.82%

Net investment income	5.13%	4.50%		4.52%	4.15	% (g)	4.63%	4.99%

Supplemental Data
Net assets, end of period (000)	$588,071	$835,314		$886,970	$826,349		$851,650	$759,385

Borrowings outstanding, end of period (000)	$387,219	$405,522		$296,921	$271,749		$273,621	$316,216

Portfolio turnover rate (i)	104%	54%		69%		21%	27%	28%

(a)
 Based on average shares outstanding.
(b)
 Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
  Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)
 Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)
 Not annualized.
(f)
  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)
 Annualized.
(h)
 Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.45%.
(i)
  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended 08/31/19	Year Ended 08/31/18

Portfolio turnover rate (excluding MDRs)	76%	34%		55%		11%	27%	28%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	139

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	HYT (a)

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of period	$11.99	$11.95	$11.91	$11.82		$11.90	$12.22

Net investment income (b)	0.67	0.76	0.79	0.25		0.79	0.83
Net realized and unrealized gain (loss)	(2.42)	0.21	0.18	0.22		(0.01)	(0.31)

Net increase (decrease) from investment operations	(1.75)	0.97	0.97	0.47		0.78	0.52

Distributions (c)
From net investment income	(0.60)	(0.80)	(0.82)	(0.35)		(0.86)	(0.84)
Return of capital	(0.26)	(0.13)	(0.11)	(0.03)		—	—

Total distributions	(0.86)	(0.93)	(0.93)	(0.38)		(0.86)	(0.84)

Dilutive effect of rights offer (Note 11)	(0.13)	—	—	—		—	—

Net asset value, end of period	$9.25	$11.99	$11.95	$11.91		$11.82	$11.90

Market price, end of period	$8.74	$12.34	$11.43	$11.20		$10.51	$10.70

Total Return (d)
Based on net asset value	(15.71)%	8.42%	9.57%	4.28	% (e)	8.06%	5.25%

Based on market price	(22.62)%	16.66%	11.45%	10.28	% (e)	6.86%	3.91%

Ratios to Average Net Assets (f)
Total expenses	1.89%	1.35%	1.50%	1.92	% (g)(h)	2.19%	1.99%

Total expenses after fees waived and/or reimbursed	1.89%	1.34%	1.49%	1.92	% (g)	2.19%	1.99%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.91%	0.93%	0.94%	0.93	% (g)	0.92%	0.94%

Net investment income	6.61%	6.30%	7.06%	6.39	% (g)	6.87%	6.88%

Supplemental Data
Net assets, end of period (000)	$1,319,444	$1,465,171	$1,456,907	$1,451,868		$1,440,436	$1,482,422

Borrowings outstanding, end of period (000)	$529,000	$647,000	$685,000	$607,000		$486,000	$647,000

Asset coverage, end of period per $1,000 of bank borrowings (i)	$3,494	$3,265	$3,127	$3,392		$3,965	$3,292

Portfolio turnover rate	45%	54%	82%	20%		64%	65%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)
Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.95%.

(i)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.

140	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BTZ

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 11/01/19 to 12/31/19		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$15.10	$15.71	$14.97	$14.94		$13.72	$14.88

Net investment income (a)	0.77	0.85	0.84	0.13		0.79	0.81
Net realized and unrealized gain (loss)	(3.76)	(0.45)	0.91	0.15		1.25	(1.17)

Net increase (decrease) from investment operations	(2.99)	0.40	1.75	0.28		2.04	(0.36)

Distributions (b)
From net investment income	(0.70)	(0.86)	(0.85)	(0.23)		(0.79)	(0.80)
Return of capital	(0.22)	(0.15)	(0.16)	(0.02)		(0.03)	—

Total distributions	(0.92)	(1.01)	(1.01)	(0.25)		(0.82)	(0.80)

Net asset value, end of period	$11.19	$15.10	$15.71	$14.97		$14.94	$13.72

Market price, end of period	$10.10	$15.05	$14.71	$13.98		$13.55	$11.72

Total Return (c)
Based on net asset value	(19.50)%	2.73%	12.78%	2.02	% (d)	16.17%	(1.72)%

Based on market price	(27.10)%	9.36%	13.07%	5.05	% (d)	23.34%	(6.49)%

Ratios to Average Net Assets (e)
Total expenses	1.79%	1.12%	1.35%	1.68	% (f)(g)	2.26%	1.82%

Total expenses after fees waived and/or reimbursed	1.79%	1.12%	1.35%	1.68	% (f)	2.25%	1.82%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%	0.94%	0.94%	0.92	% (f)	1.08%	0.94%

Net investment income	6.22%	5.49%	5.69%	5.29	% (f)	5.57%	5.69%

Supplemental Data
Net assets, end of period (000)	$1,045,886	$1,412,147	$1,468,153	$1,554,828		$1,551,243	$1,439,954

Borrowings outstanding, end of period (000)	$589,324	$587,017	$614,172	$577,231		$568,461	$707,102

Portfolio turnover rate	42%	20%	34%	2%		18%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.70%.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	141

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BGT

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 11/01/19 to 12/31/19		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$13.44	$13.40	$14.10	$13.95		$14.33	$14.49

Net investment income (a)	0.82	0.65	0.66	0.12		0.80	0.76
Net realized and unrealized gain (loss)	(1.08)	0.17	(0.47)	0.26		(0.37)	(0.21)

Net increase (decrease) from investment operations	(0.26)	0.82	0.19	0.38		0.43	0.55

Distributions (b)
From net investment income	(0.75)	(0.66)	(0.69)	(0.23)		(0.81)	(0.71)
Return of capital	—	(0.12)	(0.20)	—		—	—

Total distributions	(0.75)	(0.78)	(0.89)	(0.23)		(0.81)	(0.71)

Net asset value, end of period	$12.43	$13.44	$13.40	$14.10		$13.95	$14.33

Market price, end of period	$10.94	$13.99	$11.79	$12.87		$12.42	$12.72

Total Return (c)
Based on net asset value	(1.32)%	6.43%	2.83%	2.89	% (d)	4.00%	4.25%

Based on market price	(16.56)%	25.91%	(0.88)%	5.48	% (d)	4.31%	(6.30)%

Ratios to Average Net Assets (e)
Total expenses	2.20%	1.61%	1.72%	2.11	% (f)	2.41%	2.29%

Total expenses after fees waived and/or reimbursed	2.20%	1.60%	1.70%	2.11	% (f)	2.41%	2.29%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	1.17%	1.19%	1.17%	1.28	% (f)	1.16%	1.21%

Net investment income	6.40%	4.82%	5.13%	5.23	% (f)	5.68%	5.27%

Supplemental Data
Net assets, end of period (000)	$277,978	$300,712	$300,126	$323,708		$321,091	$339,096

Borrowings outstanding, end of period (000)	$91,000	$143,000	$129,000	$130,000		$123,000	$142,000

Asset coverage, end of period per $1,000 of bank borrowings (g)	$4,055	$3,103	$3,327	$3,490		$3,610	$3,389

Portfolio turnover rate	16%	50%	65%	6%		53%	57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.

142	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation:
The accompanying consolidated financial statements of HYT include the accounts of HYT Subsidiary LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of HYT. The Taxable Subsidiary enables HYT to hold investments in operating companies and still satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for HYT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. HYT may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $321,684, which is 0.02% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to HYT.
The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l., BLK CYE (Luxembourg) Investments, S.a.r.l. (collectively, the “Luxembourg Subsidiaries”). Effective August 31, 2022, the Luxembourg Subsidiaries, which were wholly-owned by the Fund, were dissolved. The Luxembourg Subsidiaries held shares of private Canadian companies. Such shares were held in the Luxembourg Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which that gains on the sale of such shares would generally not be subject to capital gains taxes in Canada.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:
For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation:
Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. Each Trust has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.
ForeignTaxes:
The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a

N O T E S T O F I N A N C I A L S T A T E M E N T S	143

Notes to Financial Statements
(continued)

reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Collateralization:
If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:
Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Trust’s distributions paid during the year.
Deferred Compensation Plan:
Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications:
In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:
Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:
Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

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•
Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•
Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach
(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii)   market multiples of comparable issuers.

Income approach
(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach
(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii)   relevant news and other public sources; and
(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

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•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of December 31, 2022, certain investments of HYT were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities:
Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations:
Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. ACDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class Pass-Through Securities:
Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

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Notes to Financial Statements
(continued)

Stripped Mortgage-Backed Securities:
Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.
Zero-Coupon Bonds:
Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities:
Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks:
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants:
Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests:
Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations,

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is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BHK	Arc Falcon I, Inc.	$16,201	$16,160	$14,183	$(1,977)
	AthenaHealth Group, Inc.	136,333	134,788	122,749	(12,039)
HYT	Arc Falcon I, Inc.	129,776	129,127	113,619	(15,508)
	AthenaHealth Group, Inc.	916,966	903,510	825,600	(77,910)
BTZ	Arc Falcon I, Inc.	27,771	27,528	24,314	(3,214)
	AthenaHealth Group, Inc.	49,090	49,010	44,198	(4,812)
BGT	AthenaHealth Group, Inc.	226,591	226,591	187,080	(39,511)
	IPS Corp.	65,734	65,734	58,422	(7,312)

Forward Commitments, When-Issued and Delayed Delivery Securities:
The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.
TBA Commitments:
TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions:
The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Reverse Repurchase Agreements:
Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the year ended December 31, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Weighted Average Interest Rate

BHK	$429,984,962.2	1.64%

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Trust Name	Average Amount Outstanding	Weighted Average Interest Rate

BTZ	$524,238,531.1	1.90%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.
As of period end, the following table is a summary of BHK and BTZ’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

BHK
Barclays Capital, Inc.	$(158,874)	$158,874		$—		$—
BNP Paribas S.A.	(88,810,032)	87,164,882		1,645,150		—
BofA Securities, Inc.	(28,626,261)	28,626,261		—		—
Credit Agricole Corporate and Investment Bank	(4,092,883)	4,092,883		—		—
Credit Suisse Securities (USA) LLC	(135,439)	135,439		—		—
HSBC Securities (USA), Inc.	(60,659,249)	60,377,469		281,780		—
J.P. Morgan Securities LLC	(15,309,561)	15,309,561		—		—
Nomura Securities International, Inc.	(111,688,155)	111,393,476		294,679		—
RBC Capital Markets LLC	(14,477,011)	14,477,011		—		—
Royal Bank of Canada	(33,908,784)	33,908,784		—		—
TD Securities (USA) LLC	(29,352,861)	29,352,861		—		—

	$(387,219,110)	$384,997,501		$2,221,609		$—

(a)
Net collateral, including accrued interest, if any, with a value of $399,476,303 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

BTZ
Amherst Pierpont Securities LLC	$(15,795,057)	$15,795,057		$—		$—
Barclays Capital, Inc.	(16,816,025)	16,816,025		—		—
BNP Paribas S.A.	(53,724,447)	53,724,447		—		—
BofA Securities, Inc.	(109,447,466)	109,447,466		—		—
Credit Suisse Securities (USA) LLC	(6,946,787)	6,946,787		—		—
J.P. Morgan Securities LLC	(6,889,213)	6,889,213		—		—
Nomura Securities International, Inc.	(26,779,795)	26,779,795		—		—
RBC Capital Markets LLC	(163,782,503)	163,782,503		—		—
TD Securities (USA) LLC	(189,142,763)	189,142,763		—		—

	$(589,324,056)	$589,324,056		$—		$—

(a)
Net collateral, including accrued interest, if any, with a value of $636,106,443 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts:
Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

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Notes to Financial Statements
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Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts
: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.
Options:
The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•
Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•
Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•
Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Swaps:
Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

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Notes to Financial Statements
(continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•
Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•
Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements:
In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty

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Notes to Financial Statements
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is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, BHK, BTZ and BGT pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of the Trust’s managed assets.

Trust Name	Investment Advisory Fees

BHK	0.50%
BTZ	0.62
BGT	0.75

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage.
The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.
With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and, with respect to BHK and BTZ, BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Distribution Fees:
BHK and HYT has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BHK and HYT common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BHK and HYT’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2022 amounted to $0.
Expense Waivers and Reimbursements:
With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BHK	$6,270
HYT	2,073
BTZ	6,229
BGT	244

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or

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Notes to Financial Statements
(continued)

reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

HYT	$17,526
BGT	391

Trustees and Officers:
Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
Other Transactions:
The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BHK	$4,959,263	$441,007	$(172,975)
HYT	59,136	1,092,303	(79,380)
BTZ	163,445	549,077	(77,795)

7.	PURCHASES AND SALES
For the year ended December 31, 2022, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Trust Name	Purchases	Sales	Purchases	Sales

BHK	$57,834,941	$117,933,406	$1,084,650,520	$1,064,267,345
HYT	—	—	823,759,438	811,280,653
BTZ	—	—	759,367,654	711,561,701
BGT	—	—	63,846,744	126,132,908

For the year ended December 31, 2022, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales

BHK	$304,212,822	$304,397,295

8.	INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)

HYT	$(1,335)	$1,335

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The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/22	Year Ended 12/31/21

BHK
Ordinary income	$37,647,546	$51,529,173
Long-term capital gains	5,704,634	5,146,673
Return of capital	969,019	—

	$44,321,199	$56,675,846

HYT
Ordinary income	$75,141,728	$98,245,910
Return of capital	32,825,998	15,806,301

	$107,967,726	$114,052,211

BTZ
Ordinary income	$65,195,451	$80,320,881
Return of capital	21,102,257	13,796,133

	$86,297,708	$94,117,014

BGT
Ordinary income	$16,820,514	$14,667,710
Return of capital	—	2,693,947

	$16,820,514	$17,361,657

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

BHK	$—	$(62,329,096)	$(102,800,081)	$(1,380,292)	$(166,509,469)
HYT	—	(153,261,725)	(200,517,447)	(13,209,605)	(366,988,777)
BTZ	—	(37,655,037)	(148,587,133)	—	(186,242,170)
BGT	182,984	(29,377,882)	(21,558,428)	—	(50,753,326)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to Trustees, the classification of investment, investments in wholly owned subsidiaries and dividend recognized for tax purposes.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.
As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BHK	$1,114,787,942	$20,066,436	$(122,628,712)	$(102,562,276)
HYT	2,022,815,055	16,607,640	(216,129,955)	(199,522,315)
BTZ	1,809,805,062	22,511,183	(170,301,242)	(147,790,059)
BGT	385,680,362	540,910	(21,843,959)	(21,303,049)

9.	BANK BORROWINGS
BGT and HYT are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT and BGT. As of period end, HYT and BGT have not received any notice to terminate. HYT and BGT has granted a security interest in substantially all of their assets to SSB.
The SSB Agreement allows for the maximum commitment amounts of $732,000,000 for HYT and $168,000,000 for BGT.
Advances will be made by SSB to BGT and HYT, at HYT and BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.
In addition, BGT and HYT paid a commitment fee (based on the daily unused portion of the commitments). Advances to BGT and HYT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

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BGT and HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.
For the year ended December 31, 2022, the average amount of bank borrowings and the daily weighted average interest rates for BGT and HYT for loans under the revolving credit agreements were as follows:

Trust Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate

HYT	$663,000,000	$517,616,438	2.38%
BGT	146,000,000	121,676,712	2.37

10.	PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.
Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:
Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Infectious Illness Risk:
An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.
Valuation Risk:
The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk:
The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and

N O T E S T O F I N A N C I A L S T A T E M E N T S	155

Notes to Financial Statements
(continued)

receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchased and exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Concentration Risk:
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently
have redemption features.
Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.
Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.
LIBOR Transition Risk:
The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11.	CAPITAL SHARE TRANSACTIONS
BHK, BTZ and BGT is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
As of the close of business on September 20, 2022, HYT issued transferrable rights to its Common Shareholders of record, entitling the holders of those rights to subscribe for shares of HYT’s common stock (the “Offer”). Shareholders received one right for each outstanding Common Share owned on the record date. The rights entitled their holders to purchase one new Common Share for every five rights held (1-for-5). The Offer expired on October 13, 2022. HYT received from the Offer gross proceeds of $167,749,786 for the issuance of 20,382,720 Common Shares. The rights offering resulted in $(0.13) or (1.42)% NAV dilution since the Common Shares were issued below HYT’s NAV. HYT received the entire proceeds from the shares issued under the Offer since the Manager agreed to pay for all expenses (including sales commissions) related to the Offer.
BHK and HYT have filed a prospectus with the SEC allowing them to issue an additional 15,000,000 and 19,617,820 Common Shares, respectively, through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, BHK and HYT, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). For the year ended December 31, 2022, BHK and HYT did not issue any Common Shares. As of year end, 15,000,000 and 19,617,820 Common Shares, respectively, remain available for issuance under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.

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Notes to Financial Statements
(continued)

BGT filed a registration statement with the SEC seeking the ability to issue additional Common Shares through an equity shelf program (a “Shelf Offering”), which was declared effective on December 28, 2022. BGT may not sell any Common Shares in the Shelf Offering until a definitive prospectus relating to the Shelf Offering has been filed with the SEC. Under the Shelf Offering, the Trust subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Trust’s NAV per Common Share (calculated within 48 hours of pricing). See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by BHK, HYT and BGT in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Trust Name	12/31/22	12/31/21

BHK	17,666	57,910
HYT	101,463	311,681
BTZ	—	28,104
BGT	2,386	7,902

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended December 31, 2022, the Trusts did not repurchase any shares.
For the year ended December 31, 2022, shares issued and outstanding remained constant for BTZ.

12.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BHK	01/03/23	01/13/23	01/31/23	$0.074600
	02/01/23	02/15/23	02/28/23	0.074600
HYT	01/03/23	01/13/23	01/31/23	0.077900
	02/01/23	02/15/23	02/28/23	0.077900
BTZ	01/03/23	01/13/23	01/31/23	0.083900
	02/01/23	02/15/23	02/28/23	0.083900
BGT	01/03/23	01/13/23	01/31/23	0.078100
	02/01/23	02/15/23	02/28/23	0.078100

On January 9, 2023, BGT filed a definitive prospectus with the SEC in connection with its Shelf Offering and may sell additional Common Shares through the Shelf Offering.

N O T E S T O F I N A N C I A L S T A T E M E N T S	157

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc., BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Core Bond Trust, BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust, including the schedules of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Corporate High Yield Fund, Inc. (collectively with the BlackRock Core Bond Trust, BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust, the “Funds”), including the consolidated schedule of investments, as of December 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights

BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc.	For each of the three years in the period ended December 31, 2022, for the period from September 1, 2019 through December 31, 2019, and for each of the two years in the period ended August 31, 2019

BlackRock Credit Allocation Income Trust, BlackRock Floating Rate Income Trust	For each of the three years in the period ended December 31, 2022, for the period from November 1, 2019 through December 31, 2019, and for each of the two years in the period ended October 31, 2019
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
February 23, 2023
We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information
(unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2022:

Trust Name	Qualified Dividend Income

BHK	$4,490,631
HYT	2,750,029
BTZ	12,065,703

The Trust hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2022:

Trust Name	20% Rate Long-Term Capital Gain Dividends

BHK	$5,704,634

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction

BHK	6.98%
HYT	2.70
BTZ	9.57

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2022:

Trust Name	Interest Dividends

BHK	$32,126,142
HYT	85,027,712
BTZ	61,694,075
BGT	18,310,912

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Trust Name	Interest Related Dividends

BHK	$26,765,589
HYT	70,368,048
BTZ	46,903,183
BGT	14,273,598

I M P O R T A N T T A X I N F O R M A T I O N	159

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2021.This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
During each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objectives and Policies
BlackRock Core Bond Trust (BHK)
The Trust’s investment objective is to provide current income and capital appreciation.
As a non-fundamental policy, under normal market conditions, the Trust invests at least 80% of its assets in bonds. Bonds held by the Trust may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to bonds, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities. Under current market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, mortgage-related securities and U.S. government and agency debt securities. The Trust may invest up to 10% of its total managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
The Trust will also invest in bonds that, in the opinion of BlackRock Advisors, LLC (the “Manager”) and BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and collectively with the Manager and BIL, the “Advisors”), the Fund’s sub-advisors, are underrated or undervalued or have the potential for above-average current income and capital appreciation. Underrated bonds are those whose ratings do not, in Advisors’ opinion, reflect their true creditworthiness. Undervalued bonds are bonds that, in the opinion of the Advisors, are worth more than the value assigned to them in the marketplace. The Advisors may at times believe that bonds associated with a particular market sector (for example, mortgage-related securities), or issued by a particular issuer, are undervalued. The Advisors may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Advisors consider undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Bonds of particular issuers (for example, the Federal Home Loan Mortgage Association) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of bonds of the market sector for reasons that do not apply to the particular bonds that are considered undervalued. The Trust’s investment in underrated or undervalued bonds will be based on the Advisors’ belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. The Trust may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The Trust invests primarily in investment grade bonds. Under normal market conditions, the Trust invests at least 75% of its total managed assets in investment grade quality bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency) by one nationally recognized rating agency or are unrated but judged to be of comparable quality by the Advisors. Bonds that are rated by two or more nationally recognized rating agencies will be considered to have the higher credit rating. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher rated bonds. The Trust may invest up to 25% of its total managed assets in bonds that are rated, at the time of investment, Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by the Advisors. Bonds of below investment grade quality are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The lowest rated bonds in which the Trust may invest are securities rated in the category “C” or determined by the Advisors to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Advisors may consider such factors as the Advisors’ assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.
The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Trust may invest directly.
As part of the management of the Trust, the Advisors manage the effective duration of the Trust’s portfolio. The target duration of the Trust’s portfolio may change from time to time.
The Advisors may, but are not required to, when consistent with the Trust’s investment objective, use various strategic investment transactions to earn income, facilitate portfolio management and mitigate risks, including currency risk. The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust’s portfolio, or establish positions in the

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Investment Objectives, Policies and Risks
(continued)

derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the Trust’s total managed assets will be committed to variation margin for Strategic Transactions for non-hedging purposes.
During temporary defensive periods and in order to keep the Trust fully invested, the Trust may invest up to 100% of its total managed assets in short-term investments. The Trust may not achieve its investment objective under these circumstances.
Leverage:
The Trust currently utilizes leverage for investment purposes in the form of reverse repurchase agreements. The Trust may borrow from banks or other financial institutions and may also borrow additional funds using such investment techniques and in such amounts as the Advisors may from time to time determine.
Borrowings may be made by the Trust through dollar roll transactions.
Although the Trust is authorized to issue preferred shares, the Trust anticipates that under current market conditions it will not offer preferred shares.
BlackRock Corporate High Yield Fund, Inc. (HYT)
The Trust’s primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”).
The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated below investment grade by the established rating services (Ba or lower by Moody’s Investor’s Service, Inc. (“Moody’s”), BB or lower by S&P Global Ratings (“S&P”) or BB or lower by Fitch Ratings, Inc. (“Fitch”)) or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the sub-advisor to the Fund, to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives. The Trust may invest in securities of any maturity.
Under normal market conditions, the Trust invests at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in high yield securities, including high yield bonds, corporate loans, convertible debt securities and preferred securities. This is a non-fundamental policy and may be changed by the Board of Directors of the Trust provided that stockholders are provided with at least 60 days’ prior written notice of any change, unless such change was previously approved by shareholders, as required by the rules under the 1940 Act.
High yield securities include high yield bonds (commonly referred to as “junk bonds”), corporate loans, mortgage-related securities, convertible debt securities and preferred securities, which are rated below investment grade or, if unrated, are considered by the Advisors to be of comparable quality. The high yield securities in which the Trust invests may also include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.
The Trust may receive warrants or other non-income producing equity securities in connection with its investments in high yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Trust. The Trust may continue to hold such securities until, in the Advisors’ judgment in light of current market conditions, it is advantageous to effect a disposition of such securities.
Although the Trust will invest primarily in below investment grade securities, other than with respect to Distressed Securities (described below), it will not invest in securities in the lowest rating categories (Ca or lower by Moody’s, CC or lower by S&P or CC or lower by Fitch) unless the Advisors believe that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.
The Trust may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Trust or are rated in the lowest rating categories (Ca or lower by Moody’s, CC or lower by S&P or CC or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality (“Distressed Securities”).
The Trust may invest, without limitation, in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units (“Non-U.S. Securities”).
The Trust may invest up to 25% of its total assets in corporate loans extended to borrowers by commercial banks or other financial institutions (“Corporate Loans”). The Corporate Loans in which the Trust may invest may be rated below investment grade (Ba or lower by Moody’s, BB or lower by S&P or BB or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality.
The Trust may invest up to 15% of its total assets in convertible debt securities and up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. The convertible debt securities and preferred securities in which the Trust may invest may be rated below investment grade by the established rating services (Ba or lower by Moody’s, BB or lower by S&P or BB or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality.
The Trust may make short sales of securities, provided that the market value of all securities sold short does not exceed 10% of its total assets. The Trust may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. The Trust also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation.
The Trust may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.
The Trust has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	161

Investment Objectives, Policies and Risks
(continued)

The Trust may engage in various portfolio strategies both to seek to increase its return and to hedge its portfolio against movements in interest rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling.
Leverage:
The Trust currently utilizes leverage for investment purposes in the form of a bank credit facility. The Trust generally will not utilize leverage if it anticipates that the Trust’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. At times, the Trust could utilize leverage through borrowings, including the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Trust may also leverage through the use of reverse repurchase agreements.
There can be no assurance that the Trust will borrow in order to leverage its assets or, if it does, what percentage of the Trust’s assets such borrowings will represent. The Trust does not currently anticipate issuing any preferred stock.
The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Credit Allocation Income Trust (BTZ)
The investment objective of the Trust is to seek current income, current gains and capital appreciation.
The Trust, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The trust may invest directly in such securities or synthetically through the use of derivatives.
The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.
The Trust may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.
The Trust may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.
The Trust may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Under normal market conditions, the Trust may invest without limitation in securities rated below investment grade at the time of purchase. However, it is anticipated, under current market conditions, that the Trust will have an average credit quality of at least investment grade.
Securities rated below investment grade include securities that are rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or securities comparably rated by other rating agencies or in unrated securities determined by the BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Fund’s sub-advisor, to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are generally regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.
The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in the Trust’s relative share price volatility.
Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objective(s) will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.
Under normal market conditions, up to 50% of the Trust’s Managed Assets may be invested in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). The Trust may also invest in non-U.S. securities of so-called emerging market issuers. A company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.
The Trust may make short sales of securities. However, the Trust may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets, or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.
During periods in which the Advisors determine that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending reinvestment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments.
The Advisors’ determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Advisors currently anticipate that these are the only circumstances in which the Trust will invest in short-term debt securities.
The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust’s net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.
The Trust may enter into interest rate swap or cap transactions.
The Trust may, but is not required to, use various strategic transactions to facilitate portfolio management, mitigate risks and enhance total return. Although the Advisors seek to use the practices to further the Trust’s investment objective, no assurance can be given that these practices will achieve this result.
The Trust may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. These derivative instruments may be transacted on an exchange or over-the-counter. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.”

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The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential total returns.
Leverage:
The Trust uses leverage to seek to obtain its investment objective. The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, these objectives cannot be achieved in all interest rate environments. The Trust may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Borrowings may be made by the Trust through dollar roll transactions.
The Trust is able to issue preferred shares.
BlackRock Floating Rate Income Trust (BGT)
The Trust’s investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. The Trust will pursue its objectives by investing in a global portfolio of floating rate securities, including investing a significant amount in U.S. and non-U.S. senior secured floating rate loans (“Senior Loans”). Senior Loans are made to corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically by reference to a base lending rate, primarily LIBOR, plus a premium. It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancing and internal growth and for other corporate purposes of borrowers.
Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in senior, secured loans made to corporate and other business entities. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders. The Trust may also invest up to 20% of its Managed Assets in fixed rate instruments of U.S. and non-U.S. issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-related and asset-backed securities. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Under normal market conditions, the Trust expects its portfolio to have a duration of no more than 1.5 years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, a hypothetical portfolio with a duration of 1.5 years means that a 1% decrease in interest rates will increase the net asset value of the portfolio by approximately 1.5%; if interest rates increase by 1%, the net asset value will decrease by 1.5%. If this portfolio were leveraged, its net asset value, in the example, may fall more than 1.5% because changes in the net asset value of the Trust are borne entirely by the common shareholders.
Under current market conditions, the Trust expects that substantially all of its portfolio will consist of below investment grade debt securities, commonly referred to as “junk bonds,” rated as such at the time of investment, meaning that such bonds are rated by national rating agencies below the four highest grades or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors’), the Fund’s sub-advisor. S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. ( “Fitch”) consider securities rated below BBB- to be below investment grade and Moody’s Investors Service, Inc. (“Moody’s”) considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to issuers’ capacity to pay interest and repay principal. The remainder of the Trust’s assets will be invested in investment grade debt securities. The Trust may invest in individual securities of any credit quality.
The Trust expects to invest 30% of its Managed Assets in securities of non-U.S. issuers. The Trust will generally invest in U.S. dollar-denominated securities or in non U.S. dollar-denominated securities for which currency exchange exposure versus the U.S. dollar has been hedged. However, the Trust may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities whose currency exchange exposure versus the U.S. dollar remains unhedged. The Trust will not invest 25% or more of its Managed Assets in securities issued or guaranteed by any non-U.S. government, its agencies, instrumentalities or corporations. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in non-U.S. securities.
The Trust may invest in illiquid securities and securities for which prices are not readily available without limit. The Trust may implement various temporary “defensive” strategies at times when the Advisor determine that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and high-quality, short-term debt securities.

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Investment Objectives, Policies and Risks
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Leverage:
The Trust currently utilizes leverage for investment purposes in the form of a bank credit facility. The Trust may borrow through reverse repurchase agreements, dollar rolls and other investment techniques. The Fund also has the ability to utilize leverage through the issuance of preferred shares.
Risk Factors
This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted
below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk:
An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk:
Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trusts investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Mortgage- and Asset-Backed Securities Risks (BHK, BTZ and BGT):
Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
U.S. Government Mortgage-Related Securities Risk (BTZ):
There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

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U.S. Government Obligations Risk (BHK, BTZ and BGT):
Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Senior Loans Risk (BGT):
There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.
Risks of Loan Assignments and Participations (BHK):
As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Corporate Loans Risk (HYT and BTZ):
Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.
Variable and Floating Rate Instrument Risk (BGT):
Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.
Junk Bonds Risk:
Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
Distressed Securities Risk (HYT):
Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Collateralized Bond Obligations Risk (BTZ):
The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.
Collateralized Debt Obligations Risk (BTZ):
In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Trust may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Trust could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Zero Coupon Securities Risk (BTZ):
While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

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Capital Trusts Risk (BTZ):
These securities are subject to interest rate risk and credit risk.
Foreign Securities Risk:
Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•
The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•
The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

•
The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trust’s investments.

Emerging Markets Risk (BTZ and BGT):
Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Sovereign Debt Risk (BGT):
Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Equity Securities Risk (HYT):
Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Preferred Securities Risk (BHK, HYTand BTZ):
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Convertible Securities Risk (BHK, HYT and BTZ):
The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Warrants Risk (BHK and HYT):
If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Derivatives Risk:
The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•
Leverage Risk – The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•
Market Risk – Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	167

Investment Objectives, Policies and Risks
(continued)

•
Counterparty Risk – Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•
Illiquidity Risk – The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Operational Risk – The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk – The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•
Volatility and Correlation Risk – Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•
Valuation Risk – Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•
Hedging Risk – Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•
Tax Risk – Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

Regulatory Risk: Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Trust and may be required by applicable regulations to collect initial margin from the Trust. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust
Structured Notes Risk (HYT):
Structured notes and other related instruments purchased by the Trust are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Trust to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Leverage Risk:
The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Reverse Repurchase Agreements Risk:
Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust.
In
addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Investment Objectives, Policies and Risks
(continued)

Dollar Rolls Risk (BHK, BTZ and BGT):
Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.
Short Sales Risk (HYT and BTZ):
Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.
Illiquid Investments Risk:
The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Securities Lending Risk (BTZ):
Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.
Investment Companies and ETFs Risk (BHK and HYT):
Subject to the limitations set forth in the Investment Company Act of 1940, as amended and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	169

Shareholder Update

The following includes additional required disclosures for certain Trusts, each of which has filed a shelf offering registration statement.
Summary of Expenses
BlackRock Core Bond Trust (BHK)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BHK’s common shares.

BHK

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.02%
$0.02 per share for open market purchases of
Dividend reinvestment plan fees	common shares (b)
Dividend reinvestment plan sale transaction fee (b)	$2.50
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c),(d)	0.82%
Other expenses	1.13
Miscellaneous	0.08
Interest expense (e)	1.05
Total annual expenses	1.95
Fee waiver (d)	—
Total annual Trust operating expenses after fee waiver (d)	1.95

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Trust. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
The Trust currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.50% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

(d)
The Trust and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Trust (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust or a majority of the outstanding voting securities of the Trust), upon 90 days’ written notice by the Trust to the Manager.

(e)
The Trust uses leverage in the form of reverse repurchase agreements representing 39.7% of managed assets at an annual interest expense to the Trust of 1.6%, which is based on current market conditions. The actual amount of interest expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of the Trust for accounting purposes.

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.17) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.95% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$30	$71	$114	$235
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Shareholder Update
(continued)

BlackRock Corporate High Yield Fund, Inc. (HYT)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in HYT’s common shares.

HYT

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.01%
$0.02 per share for open market purchases of
Dividend reinvestment plan fees	common shares (b)
Dividend reinvestment plan sale transaction fee (b)	$2.50
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c),(d)	0.84%
Other expenses	1.05
Miscellaneous	0.09
Interest expense (e)	0.96
Total annual expenses	1.89
Fee waiver (d)	—
Total annual Trust operating expenses after fee waiver (d)	1.89

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Trust. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
The Trust currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.60% based on an aggregate of (i) the Trust’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage (together, “average daily Managed Assets”).

(d)
The Trust and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Trust (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act) of the Fund (the “Independent Directors”)) or a majority of the outstanding voting securities of the Trust), upon 90 days’ written notice by the Trust to the Manager.

(e)
The Trust uses leverage in the form of a credit facility in an amount equal to approximately 28.6% of the Trust’s Managed Assets as of December 31, 2022. The interest expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of the Trust for accounting purposes.

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.08) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.89% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$29	$69	$111	$229
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	171

Shareholder Update
(continued)

BlackRock Floating Rate Income Trust (BGT)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BGT’s common shares.

BGT

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.04%
$0.02 per share for open market purchases of
Dividend reinvestment plan fees	common shares (b)
Dividend reinvestment plan sale transaction fee (b)	$2.50
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c),(d)	1.07%
Other expenses	1.13
Miscellaneous	0.12
Interest expense (e)	1.01
Total annual expenses	2.20
Fee waiver (d)	—
Total annual Trust operating expenses after fee waiver (d)	2.20

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Trust. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if direct the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
The Trust currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.75% of the average weekly value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

(d)
The Trust and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Trust (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust (the “Independent Trustees”) or a majority of the outstanding voting securities of the Trust), upon 90 days’ written notice by the Trust to the Manager.

(e)
The Trust uses leverage in the form of a credit facility in an amount equal to approximately 24.7% of the Trust’s Managed Assets as of December 31, 2022. The interest expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of the Trust for accounting purposes.

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.49) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 2.20% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$33	$79	$127	$261
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Shareholder Update
(continued)

Share Price Data
The following tables summarize each Trust’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

BHK — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

December 31, 2022	$ 11.18	$ 9.56	$ 11.50	$ 10.39	(2.78)%	(7.99)%	12,378,547
September 30, 2022	12.40	10.00	12.41	10.84	(0.08)	(7.75)	9,598,611
June 30, 2022	13.12	10.52	13.83	11.81	(5.13)	(10.92)	13,665,047
March 31, 2022	16.27	12.53	15.29	13.56	6.41	(7.60)	14,876,344
December 31, 2021	16.87	15.84	15.71	15.79	7.38	0.32	6,515,697
September 30, 2021	17.22	15.01	16.27	16.29	5.84	(7.86)	8,462,107
June 30, 2021	16.52	15.51	16.16	15.85	2.23	(2.15)	7,537,091
March 31, 2021	16.54	14.99	16.37	15.70	1.04	(4.52)	9,419,391
As of December 31, 2022, BHK’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $10.38, $10.89, and (4.68)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

HYT — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

December 31, 2022	$ 9.14	$ 8.15	$ 9.62	$ 9.03	(4.99)%	(9.75)%	39,558,757
September 30, 2022	10.26	8.46	10.29	9.15	(0.29)	(7.54)	28,960,746
June 30, 2022	11.08	9.10	11.20	9.62	(1.07)	(5.41)	24,910,668
March 31, 2022	12.22	9.98	11.98	10.79	2.00	(7.51)	30,947,672
December 31, 2021	12.43	11.52	12.21	11.90	1.80	(3.19)	19,474,596
September 30, 2021	12.65	12.01	12.33	12.12	2.60	(0.91)	20,231,911
June 30, 2021	12.38	11.56	12.26	12.02	0.98	(3.83)	21,432,936
March 31, 2021	11.77	11.07	12.18	11.96	(3.37)	(7.44)	25,244,337
As of December 31, 2022, HYT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $8.74, $9.25, and (5.51)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

BGT — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

December 31, 2022	$ 11.68	$ 10.60	$ 12.44	$ 12.21	(6.11)%	(13.19)%	5,568,336
September 30, 2022	12.17	10.77	12.79	12.17	(4.85)	(11.50)	4,013,597
June 30, 2022	12.95	10.80	13.27	12.37	(2.41)	(12.69)	6,146,663
March 31, 2022	14.13	11.82	13.57	12.91	4.13	(8.44)	5,978,514
December 31, 2021	12.62	13.21	13.49	13.58	(6.45)	(2.72)	6,270,147
September 30, 2021	12.91	12.69	13.57	13.53	(4.86)	(6.21)	5,430,380
June 30, 2021	13.37	12.45	13.59	13.54	(1.62)	(8.05)	6,202,740
March 31, 2021	14.51	11.73	13.53	13.42	7.24	(12.59)	4,655,909
As of December 31, 2022, BGT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $10.94, $12.43, and (11.99)%, respectively.
Common shares of each Trust have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

S H A R E H O L D E R U P D A T E	173

Shareholder Update
(continued)

Senior Securities
The following tables set forth information regarding each Trust’s outstanding senior securities as of the end of each of Trust’s last ten fiscal years, as applicable. Each of the Trust’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

HYT — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage	(a)		Liquidating Preference	Average Market Value (000)	(b)	Type of Senior Security

December 31, 2022	$529,000	$3,494		$	N/A	$517,616		Bank Borrowings
December 31, 2021	647,000	3,265			N/A	647,367		Bank Borrowings
December 31, 2020	685,000	3,127			N/A	598,918		Bank Borrowings
December 31, 2019	607,000	3,392			N/A	555,492		Bank Borrowings
August 31, 2019	486,000	3,965			N/A	569,559		Bank Borrowings
August 31, 2018	647,000	3,292			N/A	666,948		Bank Borrowings
August 31, 2017	649,000	3,382			N/A	579,521		Bank Borrowings
August 31, 2016	604,000	3,472			N/A	568,839		Bank Borrowings
August 31, 2015	631,000	3,419			N/A	696,756		Bank Borrowings
August 31, 2014	723,000	3,359			N/A	584,041		Bank Borrowings

BGT — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage	(a)		Liquidating Preference	Average Market Value (000)	(b)	Type of Senior Security

December 31, 2022	$91,000	$4,055		$	N/A	$121,677		Bank Borrowings
December 31, 2021	143,000	3,103			N/A	134,068		Bank Borrowings
December 31, 2020	129,000	3,327			N/A	122,934		Bank Borrowings
December 31, 2019	130,000	3,490			N/A	122,426		Bank Borrowings
October 31, 2019	123,000	3,610			N/A	128,378		Bank Borrowings
October 31, 2018	142,000	3,389			N/A	144,490		Bank Borrowings
October 31, 2017	150,000	3,287			N/A	138,255		Bank Borrowings
October 31, 2016	148,000	3,304			N/A	117,885		Bank Borrowings
October 31, 2015	104,000	4,225			N/A	129,575		Bank Borrowings
October 31, 2014	145,000	3,377			N/A	131,570		Bank Borrowings

(a)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

(b)	Represents the average daily amount outstanding for loans under the revolving credit agreements.

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Automatic Dividend Reinvestment Plan

Pursuant to BHK, HYT, BTZ and BGT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BHK, HYT, BTZ and BGT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	175

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester (d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 102 Portfolios	The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

176	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information
(continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares
®
		businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski (d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	177

Trustee and Officer Information
(continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares
®
Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares
®
exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.
Further information about the BHK’s, HYT’s and BGT’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.

178	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.
Shareholders elected the Class III Trustees as follows:

	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris

Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BHK	39,711,141	1,282,016	39,749,661	1,243,496	39,684,020	1,309,137
BTZ	71,250,970	2,262,679	71,178,465	2,335,184	71,273,331	2,240,318
BGT	14,585,275	539,442	14,619,294	505,423	14,552,041	572,676

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.
Shareholders elected the Class III Trustees as follows:

	Frank J. Fabozzi		Robert Fairbairn		J. Phillip Holloman

Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

HYT	81,064,150	3,347,843	81,620,989	2,791,004	81,490,360	2,921,633

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski and W. Carl Kester.
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

A D D I T I O N A L I N F O R M A T I O N	179

Additional Information
(continued)

General Information
The Trusts, other than BHK, HYT and BGT, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BHK, HYT and BGT, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BHK, HYT and BGT, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
BHK’s HYT’s and BGT’s Statement of Additional Information includes additional information about the Board and is available, without charge upon request by calling (800)-882-0052.
The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.
Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed-end management investment companies under the Investment Company Act of 1940, such as BHK, BTZ and BGT. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of BHK, BTZ and BGT unless approved by disinterested shareholders holding two-thirds of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. The foregoing is only a summary of certain aspects of the Delaware CBIA Statute. Shareholders should consult their own legal counsel to determine the application of the Delaware CBIA Statute with respect to their beneficial interests of BHK, BTZ and BGT and any subsequent acquisitions of beneficial interests.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at
blackrock.com
. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BHK and HYT only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BHK and HYT only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BHK and HYT only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at
sec.gov
. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports
.

180	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information
(continued)

Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov
.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of
blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BHK, HYT and BGT may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BHK, HYT and BGT may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BHK’s, HYT’s and BGT’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BHK, HYT and BGT to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BHK and HYT filed final prospectuses with the SEC in connection with its Shelf Offering on February 9, 2022 and December 29, 2022, respectively. This report and the prospectuses of BHK and HYT are not offers to sell BHK and HYT Common Shares or solicitations of an offer to buy BHK and HYT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BHK and HYT contain important information about BHK and HYT, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BHK and HYT carefully and in their entirety before investing. Copies of the final prospectuses for BHK and HYT can be obtained from BlackRock at
blackrock.com
.
On December 28, 2022, BGT’s registration statement with the SEC to issue additional Common Shares through a Shelf Offering was declared effective. BGT may not sell any Common Shares in a Shelf Offering until a definitive prospectus relating to the Shelf Offering has been filed with the SEC. This report and the prospectus of BGT are not offers to sell BGT Common Shares or solicitations of an offer to buy BGT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BGT contains important information about BGT, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BGT carefully and in its entirety before investing. Copies of the final prospectus for BGT can be obtained from BlackRock at
blackrock.com
, when available.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers

Investment Adviser	Sub-Adviser
BlackRock Advisors, LLC	BlackRock International Limited
Wilmington, DE 19809	Edinburgh, EH3 8BL
United Kingdom

BlackRock (Singapore) Limited (a)
079912 Singapore

A D D I T I O N A L I N F O R M A T I O N	181

Additional Information
(continued)

Trust and Service Providers (continued)

Accounting Agent and Custodian	Transfer Agent
State Street Bank and Trust Company	Computershare Trust Company, N.A.
Boston, MA 02111	Canton, MA 02021

(a) For BHK and BTZ.	Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

182	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SG	Syncora Guarantee

SOFR	Secured Overnight Financing Rate

SOFR CME	Secured Overnight Financing Rate Chicago Mercantile Exchange

SOFRTE	Term Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	183

Want to know more?
blackrock.com     |     800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
TAXBOND-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Core Bond Trust	$75,072	$74,336	$4,000	$207	$17,400	$15,400	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Core Bond Trust	$21,831	$15,607

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Scott MacLellan, Managing Director at BlackRock and Akiva Dickstein, Managing Director at BlackRock. Messrs. Keenan, MacLellan and Dickstein are the Fund’s co-portfolio managers. Mr. Keenan is responsible for setting the registrant’s overall investment strategy and overseeing the registrant’s investment process and performance. Messrs. MacLellan and Dickstein are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Keenan, MacLellan and Dickstein have been members of the Fund’s portfolio management team since 2007, 2018 and 2020, respectively.

Portfolio Manager	Biography
James E. Keenan, CFA	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.
Scott MacLellan, CFA, CMT	Managing Director of BlackRock since 2022; Director of BlackRock from 2010 to 2021; Vice President of BlackRock from 2007 to 2009.
Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.

(a)(2) As of December 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan, CFA	24	31	18	0	0	5
	$35.24 Billion	$12.34 Billion	$6.94 Billion	$0	$0	$802.2 Million
Scott MacLellan, CFA, CMT	12	15	138	0	0	3
	$12.69 Billion	$3.60 Billion	$55.19 Billion	$0	$0	$1.05 Billion
Akiva Dickstein	22	25	228	0	0	5
	$23.94 Billion	$8.11 Billion	$94.87 Billion	$0	$0	$1.66 Billion

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that Messrs. Keenan, MacLellan and Dickstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, MacLellan and Dickstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James E. Keenan, CFA	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Scott MacLellan, CFA, CMT	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg U.S. Aggregate Index, Bloomberg U.S. Universal Index and Bloomberg Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the

BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan, CFA	None
Scott MacLellan, CFA, CMT	$10,001-$50,000
Akiva Dickstein	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies — Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

(d) Consent of Independent Registered Public Accounting Firm

(101) Inline Interactive Data File -the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Core Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Core Bond Trust

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Core Bond Trust

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Core Bond Trust

Date: February 23, 2023